                                          REGISTRATION NOS. 033-75292/811-03240

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

                               -----------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     Pre-Effective Amendment No.         [_]
                     Post Effective Amendment No. 41     [X]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                     Amendment No. 182                   [X]

                               -----------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                          (EXACT NAME OF REGISTRANT)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (713) 831-3150
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                        AMERICAN HOME ASSURANCE COMPANY
                              (NAME OF GUARANTOR)

                  175 WATER STREET, NEW YORK, NEW YORK 10038
        (ADDRESS OF GUARANTOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 770-7000
              (GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                              MARK MATTHES, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

It is proposed that this filing will become effective:

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485

[_]  on [date] pursuant to paragraph (b) of Rule 485

[_]  60 days after filing pursuant to paragraph (a) (1) of Rule 485

[_]  on [date] pursuant to paragraph (a) (1) of Rule 485

                               -----------------

TITLE OF SECURITIES BEING REGISTERED: (i) units of interests in Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts, Portfolio Director, Portfolio Director 2, Portfolio Director Plus, and (ii) a guarantee related to insurance obligations under certain variable annuity contracts.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.00 TO 12.00                                            May 1, 2012


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2012, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2015 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    SunAmerica 2020 High Watermark Fund
Emerging Economies Fund             Large Cap Value Fund                Vanguard Lifestrategy Conservative Growth Fund
Foreign Value Fund                  Mid Cap Growth Fund                 Vanguard Lifestrategy Growth Fund
Global Real Estate Fund             Mid Cap Value Fund                  Vanguard Lifestrategy Moderate Growth Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      Vanguard Long-Term Investment-Grade Fund
Global Strategy Fund                Money Market II Fund                Vanguard Long-Term Treasury Fund
Government Securities Fund          Small Cap Growth Fund               Vanguard Wellington Fund
Growth Fund                         Small Cap Value Fund                Vanguard Windsor II Fund
Growth & Income Fund                Socially Responsible Fund
Health Sciences Fund                Strategic Bond Fund                 * closed to new investments
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

SELECTED PURCHASE UNIT DATA......................................   9

HIGHLIGHTS.......................................................  13

GENERAL INFORMATION..............................................  14
   About the Contracts...........................................  14
   About VALIC...................................................  15
   American Home Assurance Company...............................  15
   About VALIC Separate Account A................................  15
   Units of Interest.............................................  16
   Distribution of the Contracts.................................  16

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  16
   Fixed Account Options.........................................  17
   Variable Account Options......................................  17

PURCHASE PERIOD..................................................  21
   Account Establishment.........................................  21
   When Your Account Will Be Credited............................  22
   Purchase Units................................................  22
   Calculation of Value for Fixed Account Options................  22
   Calculation of Value for Variable Account Options.............  22
   Premium Enhancement Credit....................................  23
   Stopping Purchase Payments....................................  23

OPTIONAL LIVING BENEFITS.........................................  24
   Living Benefit Options -- Summary.............................  25
   IncomeLOCK(R).................................................  28
   IncomeLOCK(R) Plus............................................  30

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  33
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  33
   Communicating Transfer or Reallocation Instructions...........  35
   Effective Date of Transfer....................................  35
   Transfers During the Payout Period............................  35

FEES AND CHARGES.................................................  35
   Account Maintenance Charge....................................  35
   Surrender Charge..............................................  35
       Amount of Surrender Charge................................  36
       10% Free Withdrawal.......................................  36
       Exceptions to Surrender Charge............................  36
   Premium Tax Charge............................................  36
   Separate Account Charges......................................  36
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  37
   Separate Account Expense Reimbursements or Credits............  37
   Market Value Adjustment ("MVA")...............................  37
   Optional Living Benefit Fees..................................  38
   Other Charges.................................................  38

PAYOUT PERIOD....................................................  39
   Fixed Payout..................................................  39
   Assumed Investment Rate.......................................  39
   Variable Payout...............................................  39
   Combination Fixed and Variable Payout.........................  39


                                                                    PAGE
                                                                    ----
          Partial Annuitization....................................  39
          Payout Date..............................................  39
          Payout Options...........................................  40
          Payout Information.......................................  41

       SURRENDER OF ACCOUNT VALUE..................................  41
          When Surrenders Are Allowed..............................  41
          Surrender Process........................................  41
          Amount That May Be Surrendered...........................  41
          Surrender Restrictions...................................  41
          Partial Surrenders.......................................  42
          Systematic Withdrawals...................................  42
          Distributions Required by Federal Tax Law................  42
          Living Benefits..........................................  43

       EXCHANGE PRIVILEGE..........................................  46

       DEATH BENEFITS..............................................  46
          The Process..............................................  46
          Beneficiary Information..................................  46
             Spousal Beneficiaries.................................  46
             Beneficiaries Other Than Spouses......................  46
          Special Information for Individual
            Nonqualified Contracts.................................  47
          During the Purchase Period...............................  47
          Interest Guaranteed Death Benefit........................  47
          Standard Death Benefit...................................  47
          During the Payout Period.................................  48
          IncomeLOCK...............................................  48
          IncomeLOCK Plus..........................................  49

       OTHER CONTRACT FEATURES.....................................  49
          Changes That May Not Be Made.............................  49
          Change of Beneficiary....................................  49
          Contingent Owner.........................................  49
          Cancellation -- The 21 Day "Free Look"...................  50
          We Reserve Certain Rights................................  50
          Relationship to Employer's Plan..........................  50

       VOTING RIGHTS...............................................  50
          Who May Give Voting Instructions.........................  50
          Determination of Fund Shares Attributable to
            Your Account...........................................  50
             During the Purchase Period............................  50
             During the Payout Period or after a Death Benefit
               Has Been Paid.......................................  50
          How Fund Shares Are Voted................................  50

       FEDERAL TAX MATTERS.........................................  51
          Types of Plans...........................................  51
          Tax Consequences in General..............................  51

       LEGAL PROCEEDINGS...........................................  53

       FINANCIAL STATEMENTS........................................  53

       TABLE OF CONTENTS OF STATEMENT OF
         ADDITIONAL INFORMATION....................................  54

       APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF
         INCOMELOCK PLUS FEE.......................................  54

       APPENDIX B -- INCOMELOCK PLUS EXAMPLES......................  56

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period for IncomeLOCK(R) and on each Benefit Anniversary for IncomeLOCK(R) Plus.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BENEFIT ANNIVERSARY -- the first day of each Benefit Year.


      BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount, the Minimum Withdrawal Period (for IncomeLOCK) and the Protected Income Payment (for IncomeLOCK Plus).


      BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

      BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

      ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.


      EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.


      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits, IncomeLOCK and IncomeLOCK Plus, are not available with GPS. IncomeLOCK is available with GPA.

      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

      INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period for IncomeLOCK Plus.

--------------------------------------------------------------------------------


      INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

      INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

      INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

      INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).


      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The two Living Benefits we offer in this prospectus, IncomeLOCK and IncomeLOCK Plus, are offered for an additional fee.


      MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

      MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

      MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.


      PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.


      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.


      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 Contract Owner/Participant Transaction Expenses


Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 Separate Account Charges


                                                                                           $3.75
                                                                                            per
Variable Account Option Maintenance Charge (1)                                            quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I
--------------------------------------------------------------------------------------------------
       Asset Allocation Fund                                                                1.00
--------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                1.00
--------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                          1.00
--------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                            1.00
--------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                     1.00
--------------------------------------------------------------------------------------------------
       Dividend Value Fund                                                                  1.00
--------------------------------------------------------------------------------------------------
       Emerging Economies Fund (formerly, the Global Equity Fund)                           1.00
--------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                   1.00
--------------------------------------------------------------------------------------------------
       Global Real Estate Fund                                                              1.00
--------------------------------------------------------------------------------------------------
       Global Social Awareness Fund                                                         1.00
--------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                 1.00
--------------------------------------------------------------------------------------------------
       Government Securities Fund                                                           1.00
--------------------------------------------------------------------------------------------------
       Growth Fund                                                                          1.00
--------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                 1.00
--------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                 1.00
--------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                             1.00
--------------------------------------------------------------------------------------------------
       International Equities Fund                                                          1.00
--------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                   1.00
--------------------------------------------------------------------------------------------------
       International Growth Fund (formerly, the International Growth I Fund)                1.00
--------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                  1.00
--------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                            1.00
--------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                   1.00
--------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                        1.00
--------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                  1.00
--------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                             1.00
--------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                            1.00
--------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                     1.00
--------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                       1.00
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   VALIC COMPANY I (CONTINUED)
---------------------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                                          1.00
---------------------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                                 1.00
---------------------------------------------------------------------------------------------------------
       Small-Mid Growth Fund                                                                         1.00
---------------------------------------------------------------------------------------------------------
       Stock Index Fund                                                                              1.00
---------------------------------------------------------------------------------------------------------
       Value Fund                                                                                    1.00
---------------------------------------------------------------------------------------------------------
   VALIC COMPANY II
---------------------------------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                                              0.75
---------------------------------------------------------------------------------------------------------
       Capital Appreciation Fund                                                                     0.75
---------------------------------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                                            0.75
---------------------------------------------------------------------------------------------------------
       Core Bond Fund                                                                                0.75
---------------------------------------------------------------------------------------------------------
       High Yield Bond Fund                                                                          0.75
---------------------------------------------------------------------------------------------------------
       International Opportunities Fund (formerly, the International Small Cap Equity Fund)          0.75
---------------------------------------------------------------------------------------------------------
       Large Cap Value Fund                                                                          0.75
---------------------------------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                                           0.75
---------------------------------------------------------------------------------------------------------
       Mid Cap Value Fund                                                                            0.75
---------------------------------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                                                0.75
---------------------------------------------------------------------------------------------------------
       Money Market II Fund                                                                          0.75
---------------------------------------------------------------------------------------------------------
       Small Cap Growth Fund                                                                         0.75
---------------------------------------------------------------------------------------------------------
       Small Cap Value Fund                                                                          0.75
---------------------------------------------------------------------------------------------------------
       Socially Responsible Fund                                                                     0.75
---------------------------------------------------------------------------------------------------------
       Strategic Bond Fund                                                                           0.75
---------------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
---------------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund (formerly, the Lou Holland Growth Fund)         1.00
---------------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                                       1.00
---------------------------------------------------------------------------------------------------------
       Ariel Fund                                                                                    1.00
---------------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund                                                 1.00
---------------------------------------------------------------------------------------------------------
       SunAmerica 2015 High Watermark Fund, Class I (closed to new investments)                      1.25
---------------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I                                                  1.25
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                               1.25
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                            1.25
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                                   1.25
---------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                                     1.00
---------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                             1.00
---------------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                                     1.25
---------------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                                     1.25
---------------------------------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK FEE


 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)



                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years           0.90%*



 (1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
 * For IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012, the maximum annual IncomeLOCK fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual IncomeLOCK fee is 0.65%.


 OPTIONAL INCOMELOCK PLUS FEE


 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)



             NUMBER OF COVERED PERSONS  MAXIMUM ANNUAL FEE RATE(2)
             -------------------------  --------------------------
             FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
             One Covered Person                    2.60%
             Two Covered Persons                   3.10%
             FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
             For One Covered Person                2.20%
             For Two Covered Persons               2.70%



 (1) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus."

 (2) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."


                                                 INITIAL    MINIMUM
                                                ANNUAL FEE ANNUAL FEE MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS                          RATE       RATE       DECREASE OR INCREASE*
-------------------------------------------------------------------------------------------------
FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
-------------------------------------------------------------------------------------------------
One Covered Person                                1.30%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
Two Covered Persons                               1.55%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
-------------------------------------------------------------------------------------------------
One Covered Person                                1.10%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
Two Covered Persons                               1.35%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------

--------

* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%   1.77%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.25%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.55% and at the maximum annual fee rate of 3.10% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $911  $2,245  $3,408   $5,801


(2) If you annuitize your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $460  $1,810  $2,983   $5,801


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $460  $1,810  $2,983   $5,801



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.75%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the optional IncomeLOCK and IncomeLOCK Plus features are not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $562   $793   $1,008   $1,132


(2) If you annuitize your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $94    $293    $508    $1,132


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $94    $293    $508    $1,132



Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------


Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option. The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The 2002 through 2011 data for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund.



                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2011 5.586   5.582    10,743,259
                                             2010 4.925   5.586    21,847,662
                                             2009 4.024   4.925    11,080,728
                                             2008 5.218   4.024    25,594,227
                                             2007 4.958   5.218    29,632,439
                                             2006 4.481   4.958    31,608,964
                                             2005 4.364   4.481    35,686,374
                                             2004 4.063   4.364    42,594,301
                                             2003 3.429   4.063    42,040,433
                                             2002 3.821   3.429    43,285,442
    Blue Chip Growth Fund (Division 72)      2011 0.960   0.965   292,547,139
                                             2010 0.835   0.960   303,937,553
                                             2009 0.589   0.835   367,144,690
                                             2008 1.042   0.589   323,752,720
                                             2007 0.931   1.042   104,627,072
                                             2006 0.859   0.931    74,704,474
                                             2005 0.819   0.859    53,581,598
                                             2004 0.760   0.819    48,582,232
                                             2003 0.593   0.760    40,347,736
                                             2002 0.791   0.593    22,902,086
    Broad Cap Value Income Fund
     (Division 75)                           2011 1.059   1.066    19,392,587
                                             2010 0.935   1.059    16,472,333
                                             2009 0.753   0.935    15,694,879
                                             2008 1.161   0.753    16,324,261
                                             2007 1.151   1.161    18,440,424
                                             2006 1.010   1.151    18,608,980
    Capital Conservation Fund (Division 7)   2011 3.274   3.463    29,728,225
                                             2010 3.067   3.274    33,209,360
                                             2009 2.790   3.067    26,677,114
                                             2008 2.906   2.790    32,378,330
                                             2007 2.831   2.906    48,373,403
                                             2006 2.736   2.831    60,382,625
                                             2005 2.715   2.736    33,131,168
                                             2004 2.638   2.715    25,767,071
                                             2003 2.559   2.638    26,764,417
                                             2002 2.373   2.559    28,140,575
    Core Equity Fund (Division 15)           2011 2.052   2.022    86,784,230
                                             2010 1.837   2.052    94,436,980
                                             2009 1.505   1.837   104,827,771
                                             2008 2.415   1.505   117,336,313
                                             2007 2.369   2.415   137,228,625
                                             2006 2.141   2.369   164,294,892
                                             2005 2.080   2.141   204,573,223
                                             2004 1.945   2.080   251,431,904
                                             2003 1.549   1.945   296,958,636
                                             2002 2.010   1.549   316,043,125
    Dividend Value Fund (Division 21)        2011 1.596   1.709   101,063,866
                                             2010 1.413   1.596    68,862,420
                                             2009 1.200   1.413    61,709,268
                                             2008 1.871   1.200    69,182,773
                                             2007 1.898   1.871    80,805,721
                                             2006 1.637   1.898    95,564,030
                                             2005 1.581   1.637   113,451,896
                                             2004 1.416   1.581   125,932,333
                                             2003 1.107   1.416   136,765,754
                                             2002 1.390   1.107   140,185,069


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Emerging Economies Fund (Division 87)     2011 0.991   0.853   183,542,976
                                              2010 0.900   0.991   190,097,376
                                              2009 0.701   0.900   206,475,201
                                              2008 1.314   0.701   224,735,991
                                              2007 1.217   1.314   256,512,330
                                              2006 1.064   1.217   273,299,882
    Foreign Value Fund (Division 89)          2011 1.147   0.987   642,061,277
                                              2010 1.076   1.147   638,574,514
                                              2009 0.738   1.076   577,553,905
                                              2008 1.344   0.738   620,212,606
                                              2007 1.221   1.344   672,951,247
                                              2006 1.065   1.221   547,287,495
    Global Real Estate Fund (Division 101)    2011 0.982   0.894   232,943,420
                                              2010 0.839   0.982   213,011,694
                                              2009 0.643   0.839            --
                                              2008    --   0.643   243,173,392
    Global Social Awareness Fund
     (Division 12)                            2011 3.804   3.533    44,012,539
                                              2010 3.423   3.804    52,474,118
                                              2009 2.628   3.423    50,267,504
                                              2008 4.423   2.628    70,913,038
                                              2007 4.279   4.423    79,161,938
                                              2006 3.741   4.279    80,893,362
                                              2005 3.631   3.741    88,315,012
                                              2004 3.317   3.631   101,512,026
                                              2003 2.608   3.317   110,369,646
                                              2002 3.441   2.608   112,841,262
    Global Strategy Fund (Division 88)        2011 1.410   1.365   257,082,832
                                              2010 1.275   1.410   273,106,060
                                              2009 1.038   1.275   252,273,797
                                              2008 1.324   1.038   284,368,915
                                              2007 1.215   1.324   312,569,282
                                              2006 1.084   1.215   296,902,494
    Government Securities Fund (Division 8)   2011 3.216   3.496    22,839,524
                                              2010 3.125   3.216    28,341,239
                                              2009 3.280   3.125    26,317,113
                                              2008 3.019   3.280    40,652,547
                                              2007 2.832   3.019    29,052,492
                                              2006 2.776   2.832    30,761,335
                                              2005 2.733   2.776    36,469,959
                                              2004 2.668   2.733    41,192,679
                                              2003 2.664   2.668    48,017,234
                                              2002 2.402   2.664    57,831,831
    Growth Fund (Division 78)                 2011 1.016   1.044   529,636,867
                                              2010 0.906   1.061   551,249,645
                                              2009 0.670   0.906   600,691,043
                                              2008 1.122   0.670   656,297,029
                                              2007 0.936   1.122   740,276,858
                                              2006 0.913   0.936   915,398,362
                                              2005    --      --            --
    Growth & Income Fund (Division 16)        2011 2.220   2.102    29,538,389
                                              2010 1.997   2.220    31,055,345
                                              2009 1.656   1.997    33,580,307
                                              2008 2.645   1.656    37,648,494
                                              2007 2.496   2.645    42,987,180
                                              2006 2.185   2.496    48,317,136
                                              2005 2.175   2.185    58,985,361
                                              2004 1.985   2.175    70,680,178
                                              2003 1.634   1.985    88,456,378
                                              2002 2.103   1.634    89,012,446

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Health Sciences Fund (Division 73)       2011  1.469   1.606  103,364,423
                                             2010  1.281   1.469   98,078,111
                                             2009  0.984   1.281  105,320,949
                                             2008  1.412   0.984  114,902,634
                                             2007  1.213   1.412  117,736,242
                                             2006  1.130   1.213  126,438,293
                                             2005  1.009   1.130  135,790,336
                                             2004  0.884   1.009  140,193,273
                                             2003  0.651   0.884  111,112,131
                                             2002  0.909   0.651   71,763,339
    Inflation Protected Fund (Division 77)   2011  1.186   1.293  220,201,675
                                             2010  1.098   1.186  177,023,759
                                             2009  1.012   1.098  143,606,653
                                             2008  1.079   1.012  121,583,367
                                             2007  1.011   1.079   10,865,742
                                             2006  1.017   1.011   10,046,941
                                             2005  1.000   1.017   11,056,826
                                             2004     --   1.000           --
    International Equities Fund
     (Division 11)                           2011  1.662   1.430  454,616,647
                                             2010  1.548   1.662  446,458,741
                                             2009  1.206   1.548  408,178,586
                                             2008  2.153   1.206  443,006,498
                                             2007  1.999   2.153  414,999,326
                                             2006  1.641   1.999  396,739,220
                                             2005  1.417   1.641  336,425,664
                                             2004  1.214   1.417  236,838,112
                                             2003  0.946   1.214   94,147,400
                                             2002  1.177   0.946   75,173,264
    International Government Bond Fund
     (Division 13)                           2011  2.905   3.005   52,050,637
                                             2010  2.714   2.905   42,388,762
                                             2009  2.457   2.714   40,686,385
                                             2008  2.495   2.457   50,811,427
                                             2007  2.355   2.495   46,683,335
                                             2006  2.204   2.355   48,786,599
                                             2005  2.239   2.204   55,823,550
                                             2004  2.044   2.239   60,838,720
                                             2003  1.729   2.044   66,821,042
                                             2002  1.488   1.729   67,330,936
    International Growth Fund
     (Division 20)                           2011  2.269   2.026  150,087,437
                                             2010  2.036   2.269  165,141,915
                                             2009  1.519   2.036  173,448,999
                                             2008  2.645   1.519  188,123,588
                                             2007  2.330   2.645  197,901,214
                                             2006  1.862   2.330  202,762,589
                                             2005  1.654   1.862  194,195,625
                                             2004  1.445   1.654  221,113,668
                                             2003  1.164   1.445  246,891,622
                                             2002  1.438   1.164  256,424,177
    Large Cap Core Fund (Division 76)        2011  1.242   1.217   65,336,534
                                             2010  1.074   1.242   60,235,969
                                             2009  0.785   1.074   72,316,023
                                             2008  1.174   0.785   88,166,893
                                             2007  1.097   1.174   47,416,402
                                             2006  0.997   1.097   81,372,372
                                             2005     --      --           --
    Large Capital Growth Fund
     (Division 79)                           2011  1.146   1.065  247,157,945
                                             2010  1.002   1.146  266,574,438
                                             2009  0.772   1.002  289,165,827
                                             2008  1.268   0.772  317,488,578
                                             2007  1.113   1.268  358,163,427
                                             2006  1.022   1.113  418,512,943
                                             2005     --      --           --
    Mid Cap Index Fund (Division 4)          2011 11.559  11.215  139,014,512
                                             2010  9.248  11.559  167,554,750
                                             2009  6.755   9.248  150,937,855
                                             2008 10.811   6.755  187,891,321
                                             2007 10.145  10.811  217,428,913
                                             2006  9.317  10.145  207,349,862
                                             2005  8.388   9.317  198,552,536
                                             2004  7.301   8.388  187,095,480
                                             2003  5.457   7.301  174,675,260
                                             2002  6.477   5.457  157,442,272


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
      Mid Cap Strategic Growth Fund
       (Division 83)                       2011 1.426   1.316   145,399,643
                                           2010 1.141   1.426   162,820,951
                                           2009 0.784   1.141   174,642,716
                                           2008 1.525   0.784   185,473,745
                                           2007 1.187   1.525   209,736,140
                                           2006 1.147   1.187   211,121,130
                                           2005    --      --            --
      Money Market I Fund (Division 6)     2011 2.109   2.088   141,509,055
                                           2010 2.129   2.109   139,892,360
                                           2009 2.144   2.129   148,465,945
                                           2008 2.119   2.144   179,084,738
                                           2007 2.044   2.119   164,860,982
                                           2006 1.973   2.044   147,203,713
                                           2005 1.940   1.973   128,654,836
                                           2004 1.944   1.940   129,467,234
                                           2003 1.952   1.944   161,634,525
                                           2002 1.947   1.952   205,010,837
      Nasdaq-100(R) Index Fund
       (Division 46)                       2011 0.610   0.622   147,793,034
                                           2010 0.515   0.610   152,993,906
                                           2009 0.334   0.515   159,058,882
                                           2008 0.587   0.334   131,648,872
                                           2007 0.500   0.587   138,820,333
                                           2006 0.473   0.500   134,541,571
                                           2005 0.472   0.473   153,359,003
                                           2004 0.433   0.472   176,444,590
                                           2003 0.293   0.433   176,475,089
                                           2002 0.479   0.293    76,610,720
      Science & Technology Fund
       (Division 17)                       2011 2.848   2.651   198,738,067
                                           2010 2.356   2.848   221,693,654
                                           2009 1.438   2.356   245,097,631
                                           2008 2.689   1.438   257,209,740
                                           2007 2.308   2.689   292,041,687
                                           2006 2.202   2.308   349,489,774
                                           2005 2.153   2.202   433,689,791
                                           2004 2.157   2.153   535,595,406
                                           2003 1.439   2.157   622,810,395
                                           2002 2.430   1.439   597,759,509
      Small Cap Aggressive Growth Fund
       (Division 86)                       2011 1.300   1.156    46,417,390
                                           2010 1.028   1.300    52,542,913
                                           2009 0.678   1.028    51,663,514
                                           2008 1.152   0.678    43,117,503
                                           2007 1.017   1.152    48,974,593
                                           2006 1.003   1.017    38,558,384
                                           2005    --      --            --
      Small Cap Fund (Division 18)         2011 2.839   2.790    87,744,409
                                           2010 2.214   2.839    95,934,679
                                           2009 1.742   2.214   105,352,371
                                           2008 2.676   1.742   117,886,782
                                           2007 2.881   2.676   138,219,053
                                           2006 2.685   2.881   170,990,484
                                           2005 2.526   2.685   205,943,433
                                           2004 2.144   2.526   238,208,574
                                           2003 1.588   2.144   268,362,373
                                           2002 2.093   1.588   276,885,630
      Small Cap Index Fund (Division 14)   2011 3.910   3.704   150,299,747
                                           2010 3.121   3.910   178,158,043
                                           2009 2.458   3.121   166,837,395
                                           2008 3.789   2.458   206,050,238
                                           2007 3.901   3.789   248,987,688
                                           2006 3.338   3.901   238,851,921
                                           2005 3.233   3.337   219,709,484
                                           2004 2.770   3.233   173,418,721
                                           2003 1.910   2.770   134,607,266
                                           2002 2.437   1.910   100,628,024
      Small Cap Special Values Fund
       (Division 84)                       2011 1.033   0.972   135,244,030
                                           2010 0.858   1.033   149,043,435
                                           2009 0.659   0.858   162,861,427
                                           2008 1.032   0.659   178,261,651
                                           2007 1.159   1.032   211,527,802
                                           2006 1.044   1.159   260,743,531
                                           2005    --      --            --

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small-Mid Growth Fund (Division 85)       2011 1.055   0.999    73,777,559
                                              2010 0.844   1.055    80,819,723
                                              2009 0.605   0.844    85,290,921
                                              2008 1.014   0.605    88,644,708
                                              2007 1.054   1.014    98,751,123
                                              2006 1.015   1.054   124,969,528
                                              2005    --      --            --
    Stock Index Fund (Division 10)            2011 5.144   5.186   398,646,448
                                              2010 4.530   5.144   480,739,224
                                              2009 3.627   4.530   435,420,314
                                              2008 5.834   3.627   520,561,748
                                              2007 5.606   5.834   641,546,116
                                              2006 4.906   5.606   692,630,109
                                              2005 4.739   4.906   722,006,187
                                              2004 4.332   4.739   733,344,085
                                              2003 3.413   4.332   756,956,966
                                              2002 4.444   3.413   738,928,811
    Value Fund (Division 74)                  2011 1.256   1.215    68,559,347
                                              2010 1.104   1.256    71,524,774
                                              2009 0.836   1.104    89,461,814
                                              2008 1.459   0.836    99,631,010
                                              2007 1.387   1.459    55,860,982
                                              2006 1.204   1.387    47,029,448
                                              2005 1.143   1.204   106,759,435
                                              2004 0.993   1.143     5,566,386
                                              2003 0.796   0.993     3,243,907
                                              2002 1.000   0.796     1,907,257
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2011 1.951   1.933    92,224,594
                                              2010 1.695   1.951    66,017,184
                                              2009 1.322   1.695    51,661,244
                                              2008 1.987   1.322    43,700,400
                                              2007 1.824   1.987    38,013,516
                                              2006 1.612   1.824    29,919,644
                                              2005 1.451   1.612    21,755,930
                                              2004 1.289   1.451    19,008,640
                                              2003 1.004   1.289    16,342,363
                                              2002 1.240   1.004    11,558,922
    Capital Appreciation Fund (Division 39)   2011 0.984   0.958    22,658,750
                                              2010 0.867   0.984    23,528,273
                                              2009 0.660   0.867    25,414,079
                                              2008 1.192   0.660    27,906,873
                                              2007 1.001   1.192    22,564,438
                                              2006 0.955   1.001     6,847,976
                                              2005 0.930   0.955     7,173,328
                                              2004 0.858   0.930     7,749,417
                                              2003 0.686   0.858     7,347,981
                                              2002 0.998   0.686     5,866,302
    Conservative Growth Lifestyle Fund
     (Division 50)                            2011 2.068   2.123    50,013,534
                                              2010 1.837   2.068    37,681,320
                                              2009 1.531   1.837    25,909,997
                                              2008 1.888   1.531    24,222,869
                                              2007 1.776   1.888    22,356,559
                                              2006 1.632   1.776    17,055,833
                                              2005 1.548   1.632    15,152,237
                                              2004 1.429   1.548    13,226,075
                                              2003 1.229   1.429    11,189,541
                                              2002 1.304   1.229     7,989,699
    Core Bond Fund (Division 58)              2011 1.723   1.816   172,596,496
                                              2010 1.584   1.723   114,248,819
                                              2009 1.376   1.584    70,040,116
                                              2008 1.456   1.376    64,810,715
                                              2007 1.412   1.456   117,713,661
                                              2006 1.356   1.412    51,359,802
                                              2005 1.337   1.356    27,520,001
                                              2004 1.285   1.337    22,213,550
                                              2003 1.245   1.285    13,199,419
                                              2002 1.152   1.245     9,930,525
    High Yield Bond Fund (Division 60)        2011 1.997   2.070    86,556,392
                                              2010 1.773   1.997    85,272,412
                                              2009 1.245   1.773    86,815,233
                                              2008 1.825   1.245    86,682,126
                                              2007 1.812   1.825    89,538,441
                                              2006 1.626   1.812    57,954,424


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
                                            2005 1.527   1.626    44,238,174
                                            2004 1.328   1.527    39,464,716
                                            2003 1.029   1.328    31,141,647
                                            2002 1.056   1.029    11,554,260
      International Opportunities Fund
       (Division 33)                        2011 1.878   1.498   302,524,054
                                            2010 1.577   1.878   292,442,561
                                            2009 1.265   1.577   316,175,936
                                            2008 2.175   1.265   329,905,870
                                            2007 2.071   2.175   284,895,727
                                            2006 1.735   2.071   233,726,830
                                            2005 1.350   1.735   121,703,328
                                            2004 1.140   1.350    15,045,345
                                            2003 0.897   1.140    15,336,882
                                            2002 1.094   0.897     9,751,067
      Large Cap Value Fund (Division 40)    2011 1.704   1.617    78,162,609
                                            2010 1.481   1.704    78,649,042
                                            2009 1.354   1.481    85,633,772
                                            2008 2.156   1.354    92,838,525
                                            2007 2.108   2.156   136,506,465
                                            2006 1.791   2.108   114,682,334
                                            2005 1.657   1.791    25,083,084
                                            2004 1.471   1.657    22,466,486
                                            2003 1.162   1.471    19,554,529
                                            2002 1.331   1.162    11,615,338
      Mid Cap Growth Fund (Division 37)     2011 1.360   1.281    95,028,638
                                            2010 1.121   1.360   102,450,795
                                            2009 0.786   1.121   142,960,243
                                            2008 1.484   0.786   148,636,778
                                            2007 1.312   1.484    50,257,714
                                            2006 1.149   1.312    37,682,153
                                            2005 1.041   1.149    35,768,812
                                            2004 0.931   1.041    38,665,585
                                            2003 0.677   0.931    38,639,597
                                            2002 0.978   0.677    28,059,999
      Mid Cap Value Fund (Division 38)      2011 3.421   3.097   136,166,075
                                            2010 2.821   3.421   114,350,420
                                            2009 2.078   2.821   112,883,236
                                            2008 3.415   2.078   120,463,020
                                            2007 3.347   3.415   107,756,457
                                            2006 2.888   3.347    99,345,096
                                            2005 2.660   2.888    87,198,782
                                            2004 2.305   2.660    73,553,326
                                            2003 1.620   2.305    53,467,855
                                            2002 1.897   1.620    38,928,162
      Moderate Growth Lifestyle Fund
       (Division 49)                        2011 2.083   2.094   128,021,253
                                            2010 1.827   2.083    96,175,029
                                            2009 1.460   1.827    74,992,233
                                            2008 1.992   1.460    68,593,574
                                            2007 1.844   1.992    58,572,778
                                            2006 1.673   1.844    44,694,888
                                            2005 1.551   1.673    37,159,710
                                            2004 1.406   1.551    31,312,396
                                            2003 1.148   1.406    24,012,378
                                            2002 1.291   1.148    16,964,088
      Money Market II Fund (Division 44)    2011 1.264   1.255   111,284,185
                                            2010 1.274   1.264   106,677,105
                                            2009 1.279   1.274   135,451,933
                                            2008 1.260   1.279   195,844,578
                                            2007 1.213   1.260   223,310,298
                                            2006 1.169   1.213   156,300,640
                                            2005 1.146   1.169    55,418,724
                                            2004 1.146   1.146    47,203,913
                                            2003 1.147   1.146    48,507,704
                                            2002 1.141   1.147    55,192,758
      Small Cap Growth Fund (Division 35)   2011 1.715   1.631    35,002,239
                                            2010 1.292   1.715    31,659,159
                                            2009 0.945   1.292    26,637,546
                                            2008 1.677   0.945    25,128,636
                                            2007 1.624   1.677    24,916,073
                                            2006 1.488   1.624    23,403,119
                                            2005 1.431   1.488    23,026,702
                                            2004 1.300   1.431    23,436,506
                                            2003 0.898   1.300    21,201,957
                                            2002 1.347   0.898    12,177,837

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Value Fund (Division 36)        2011 2.452   2.245   139,441,971
                                              2010 1.964   2.452   146,284,682
                                              2009 1.593   1.964   150,377,564
                                              2008 2.284   1.593   117,524,519
                                              2007 2.474   2.284    75,988,731
                                              2006 2.098   2.474    51,628,606
                                              2005 1.981   2.098    33,942,615
                                              2004 1.672   1.981    36,447,218
                                              2003 1.210   1.672    26,691,411
                                              2002 1.392   1.210    23,443,070
    Socially Responsible Fund (Division 41)   2011 1.398   1.406   409,272,143
                                              2010 1.229   1.398   476,195,949
                                              2009 0.947   1.229   537,168,008
                                              2008 1.528   0.947   567,706,671
                                              2007 1.481   1.528   569,830,560
                                              2006 1.290   1.481   285,730,988
                                              2005 1.249   1.290    92,619,529
                                              2004 1.145   1.249    66,177,719
                                              2003 0.899   1.145     3,134,200
                                              2002 1.182   0.899     2,009,798
    Strategic Bond Fund (Division 59)         2011 2.256   2.336   162,185,471
                                              2010 2.047   2.256   145,727,132
                                              2009 1.637   2.047   132,844,492
                                              2008 1.922   1.637   128,930,853
                                              2007 1.860   1.922   134,462,026
                                              2006 1.726   1.860   101,694,271
                                              2005 1.658   1.726    73,060,919
                                              2004 1.510   1.658    48,488,686
                                              2003 1.274   1.510    29,922,875
                                              2002 1.204   1.274    13,615,201
  PUBLIC FUNDS
  American Beacon Holland Large Cap
   Growth Fund (Division 70)                  2011 1.047   1.071    25,080,056
                                              2010 0.927   1.047    20,565,906
                                              2009 0.674   0.927    20,271,834
                                              2008 1.044   0.674    16,563,913
                                              2007 0.964   1.044    18,146,308
                                              2006 0.925   0.964    22,185,106
                                              2005 0.942   0.925    28,082,034
                                              2004 0.856   0.942    29,569,648
                                              2003 0.677   0.856    27,447,905
                                              2002 0.871   0.677    13,601,001
  Ariel Appreciation Fund (Division 69)       2011 1.931   1.772   110,259,195
                                              2010 1.631   1.931   112,032,561
                                              2009 1.011   1.631   118,116,686
                                              2008 1.723   1.011   125,837,892
                                              2007 1.765   1.723   149,402,054
                                              2006 1.607   1.765   179,015,204
                                              2005 1.577   1.607   221,437,590
                                              2004 1.408   1.577   229,890,934
                                              2003 1.086   1.408   206,608,880
                                              2002 1.224   1.086   158,623,399
  Ariel Fund (Division 68)                    2011 1.983   1.740   132,467,517
                                              2010 1.590   1.983   142,222,168
                                              2009 0.983   1.590   145,696,578
                                              2008 1.918   0.983   151,912,178
                                              2007 1.971   1.918   179,090,018
                                              2006 1.804   1.971   203,597,513
                                              2005 1.805   1.804   248,747,221
                                              2004 1.495   1.805   238,319,819
                                              2003 1.179   1.495   164,155,846
                                              2002 1.257   1.179   113,898,765
  Invesco Balanced-Risk Commodity
   Strategy Fund (Division 102)               2011    --   0.967     4,758,993
  SunAmerica 2015 High Watermark
   (Division 81)                              2011 1.145   1.198    15,345,157
                                              2010 1.088   1.145    19,243,300
                                              2009 1.106   1.088    23,230,880
                                              2008 1.176   1.106    24,047,509
                                              2007 1.125   1.176    21,384,156
                                              2006 1.031   1.125    21,348,111
                                              2005 1.000   1.031    17,558,738
  SunAmerica 2020 High Watermark
   (Division 82)                              2011 0.983   1.139    13,898,613
                                              2010 0.915   0.983    13,188,933
                                              2009 0.987   0.915    11,459,016
                                              2008 1.193   0.987    10,635,507
                                              2007 1.142   1.193     9,628,949


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
                                            2006 1.043   1.142     8,522,965
                                            2005 1.000   1.043     6,497,562
    Vanguard LifeStrategy Conservative
     Growth Fund (Division 54)              2011 1.598   1.606    32,831,197
                                            2010 1.456   1.598    31,863,845
                                            2009 1.259   1.456    29,267,705
                                            2008 1.585   1.259    29,098,257
                                            2007 1.500   1.585    28,505,070
                                            2006 1.373   1.500    24,932,287
                                            2005 1.331   1.373    23,620,566
                                            2004 1.247   1.331    21,191,862
                                            2003 1.084   1.247    15,549,861
                                            2002 1.159   1.084    10,459,117
    Vanguard LifeStrategy Growth Fund
     (Division 52)                          2011 1.558   1.503    82,684,661
                                            2010 1.371   1.558    79,140,490
                                            2009 1.110   1.371    75,530,156
                                            2008 1.714   1.110    71,279,560
                                            2007 1.615   1.714    65,934,408
                                            2006 1.408   1.615    54,454,410
                                            2005 1.334   1.408    46,018,176
                                            2004 1.200   1.334    39,074,462
                                            2003 0.945   1.200    29,501,426
                                            2002 1.137   0.945    20,497,136
    Vanguard LifeStrategy Moderate Growth
     Fund (Division 53)                     2011 1.606   1.591    86,842,878
                                            2010 1.436   1.606    82,593,652
                                            2009 1.208   1.436    77,302,792
                                            2008 1.664   1.208    74,246,099
                                            2007 1.570   1.664    70,289,060
                                            2006 1.403   1.570    62,422,794
                                            2005 1.344   1.403    54,569,540
                                            2004 1.231   1.344    44,712,770
                                            2003 1.018   1.231    31,957,206
                                            2002 1.150   1.018    18,944,658
    Vanguard Long-Term Investment-Grade
     Fund (Division 22)                     2011 2.344   2.719    73,731,572
                                            2010 2.138   2.344    61,770,469
                                            2009 1.986   2.138    59,897,315
                                            2008 1.961   1.986    61,895,100
                                            2007 1.909   1.961    72,272,448
                                            2006 1.875   1.909    93,197,696
                                            2005 1.801   1.875    92,563,685
                                            2004 1.670   1.801    88,925,721
                                            2003 1.587   1.670    91,817,451
                                            2002 1.416   1.587    88,869,618
    Vanguard Long-Term Treasury Fund
     (Division 23)                          2011 2.378   3.044    85,528,223
                                            2010 2.205   2.378    92,190,568
                                            2009 2.533   2.205   102,397,220
                                            2008 2.088   2.533   132,267,500
                                            2007 1.931   2.088   103,943,061
                                            2006 1.917   1.931   114,020,665
                                            2005 1.816   1.917   142,074,181
                                            2004 1.712   1.816   133,787,616
                                            2003 1.685   1.712   156,141,471
                                            2002 1.458   1.685   172,217,498
    Vanguard Wellington Fund (Division 25)  2011 2.685   2.754   405,547,723
                                            2010 2.451   2.685   434,480,517
                                            2009 2.031   2.451   443,758,717
                                            2008 2.646   2.031   477,990,784
                                            2007 2.473   2.646   509,447,867
                                            2006 2.179   2.473   488,943,410
                                            2005 2.065   2.179   480,789,133
                                            2004 1.881   2.065   456,537,648
                                            2003 1.577   1.881   418,314,508
                                            2002 1.715   1.577   369,219,080
    Vanguard Windsor II Fund (Division 24)  2011 2.268   2.301   455,670,339
                                            2010 2.077   2.268   488,978,581
                                            2009 1.655   2.077   531,346,036
                                            2008 2.648   1.655   530,919,431
                                            2007 2.623   2.648   522,891,970
                                            2006 2.246   2.623   552,878,216
                                            2005 2.125   2.246   565,988,092
                                            2004 1.819   2.125   528,124,696
                                            2003 1.416   1.819   505,959,163
                                            2002 1.724   1.416   461,319,939

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.25% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

LIVING BENEFITS: You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. Beginning May 1, 2012, you may elect either Living Benefit only on your original Contract issue date. The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits."


FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect a Living Benefit and then take a loan after the Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with these features.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."


DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."


INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust was established for the sole benefit of the U.S. Department of the Treasury (the "Department of Treasury") to hold all of the outstanding AIG Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG common stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock ("Series E Preferred Stock") and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock ("Series F Preferred Stock").

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for shares of AIG common stock, which was transferred by the trust to the Department of the Treasury. The Series E Preferred Stock and Series F Preferred Stock were exchanged for interests in special purpose entities.

As a result of the Recapitalization, AIG is controlled by the Department of the Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG common stock representing approximately 92 percent of AIG common stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG common stock by the Department of the Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.

These transactions do not alter the Company's obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.


AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account

--------------------------------------------------------------------------------


A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").


VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS


The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("Distributor"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.


VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.


VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. If IncomeLOCK or IncomeLOCK Plus are selected, financial advisors will receive up to a 1% commission and a 0.03% annual trail. Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment. If IncomeLOCK or IncomeLOCK Plus are selected, such broker-dealers will receive up to a 1% commission and a 0.10% annual trail. In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.


FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account

Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.


FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.


Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS


The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK or IncomeLOCK Plus, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity,


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser.
PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.


Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.


Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management, LP                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong,
                          Sub-Adviser: SunAmerica                              Shaw Associates, Inc.;
                                                                               Barrow Hanley; Hotchkis
 Growth Fund              Adviser: VALIC                                       and Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan
 Mid Cap Growth Fund                                                           Stanley Investment
                          Adviser: VALIC                                       Management, Inc. and
                          Sub-Adviser: Columbia      Mid Cap Value Fund        RCM Capital Management,
 Mid Cap Index Fund        Management                                          LLC ("RCM")

                          Adviser: VALIC                                      Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management,
                                                                               Inc., Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman
 Small Cap Aggressive                                                          Value Management, LLC
   Growth Fund            Adviser: VALIC                                       and Wells Capital
                          Sub-Adviser: RS            Small-Mid Growth Fund     Management Incorporated
                           Investment Management                               ("Wells Capital")
 Small Cap Fund            Co. LLC                   Small Cap Value Fund
                                                                              Adviser: VALIC
 Small Cap Growth Fund    Adviser: VALIC                                      Sub-Advisers: Century
                          Sub-Advisers: Invesco,                               Capital Management, LLC
                           T. Rowe Price and                                   and Wells Capital
 Small Cap Index Fund      Bridgeway Capital
                           Management, LLC                                    Adviser: VALIC
                                                                              Sub-Advisers: JP Morgan
                          Adviser: VALIC                                       Investment Management
                          Sub-Adviser: JPMIM                                   Inc. ("JPMIM"),
                                                                               SunAmerica and
                          Adviser: VALIC                                       Metropolitan West
                          Sub-Adviser: SunAmerica                              Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin
                           Investments, LLC                                    Advisers, Inc. and
                           ("PineBridge")                                      Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American
                                                                               Century, Invesco and
 Foreign Value Fund       Adviser: VALIC                                       Massachusetts Financial
                          Sub-Adviser: Templeton                               Services Company
                           Global Advisors Ltd.

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: Invesco and
                                                                               UBS Global Asset
                                                                               Management (Americas)
                                                                               Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund                   Adviser: VALIC
 Health Sciences Fund      Management, L.P.                                   Sub-Advisers: T. Rowe
                                                     Science & Technology      Price, RCM and
                          Adviser: VALIC               Fund                    Wellington Management
                          Sub-Adviser: T. Rowe
                          Price

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
   Lifestyle Fund         Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
 Asset Allocation Fund    Adviser: VALIC                                      benefit from the
                          Sub-Adviser: PineBridge    Vanguard LifeStrategy    investment advisory
                                                       Growth Fund            services provided to the
 Conservative Growth      Adviser: VALIC                                      underlying funds in
   Lifestyle Fund         Sub-Adviser: PineBridge    Vanguard LifeStrategy    which they invest. The
                                                       Moderate Growth Fund   investment advisors to
 Moderate Growth          Adviser: VALIC                                      the underlying funds are
   Lifestyle Fund         Sub-Adviser: PineBridge                             Vanguard and Mellon
                                                     Vanguard Wellington Fund Capital Management
 SunAmerica 2015 High     Adviser: VALIC                                      Corporation.
   Watermark Fund*        Sub-Adviser: SunAmerica
                                                                              Adviser: Wellington
 SunAmerica 2020 High     Adviser: VALIC                                       Management
   Watermark Fund         Sub-Adviser: SunAmerica

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica
                                                     Money Market II Fund
 Core Bond Fund           Adviser: VALIC                                      Adviser: VALIC
                          Sub-Adviser: PineBridge    Strategic Bond Fund      Sub-Adviser: SunAmerica
 Government Securities
   Fund                   Adviser: VALIC             Vanguard Long-Term       Adviser: VALIC
                          Sub-Advisers: JPMIM and      Investment-Grade Fund  Sub-Adviser: PineBridge
 High Yield Bond Fund      SunAmerica
                                                     Vanguard Long-Term       Adviser: Wellington
                          Adviser: VALIC               Treasury Fund          Management
 Inflation Protected Fund Sub-Adviser: Wellington
                           Management                                         Adviser: Vanguard
 International
   Government Bond Fund   Adviser: VALIC
                          Sub-Adviser: PineBridge

                          Adviser: VALIC
                          Sub-Adviser: PineBridge

--------

* closed to new investments

--------------------------------------------------------------------------------



Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund, and the International Growth I Fund changed its name to the International Growth Fund. On March 23, 2012, the Lou Holland Growth Fund was merged into the American Beacon Holland Large Cap Growth Fund. On
May 1, 2012, the International Small Cap Equity Fund changed its name to the International Opportunities Fund. A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.


PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").


The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:


                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:


  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or


  .   Reject the application and return the Purchase Payment; or


  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.


If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a

--------------------------------------------------------------------------------


Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.


WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.


Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.


PURCHASE UNITS


A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.


CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS


The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.


The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS


You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase

--------------------------------------------------------------------------------


Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.


PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the IncomeLOCK or IncomeLOCK Plus programs; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------



You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. Beginning May 1, 2012, you may elect a Living Benefit only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life (IncomeLOCK or IncomeLOCK Plus) or the lives of both you and your spouse (IncomeLOCK Plus only).


The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefits. You could pay for these features and not need to use them. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by these Living Benefits.


Below is a summary of the optional Living Benefits offered in your Contract, including a table summarizing the applicable features and components of each Living Benefit.


IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65th birthday to take your first withdrawal under the program.


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012. You may begin taking withdrawals as early as age 45 at 4.5%, 5% or 5.5% of your Benefit Base, depending on the Income Credit option selected and the number of persons covered under the benefit (see table below). In addition, if your Account Value is reduced to zero, you will still benefit from the Protected Income Payment, which guarantees annual income of 4% for life (or 3% if withdrawals began before age 65). Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

--------------------------------------------------------------------------------


LIVING BENEFIT OPTIONS -- SUMMARY


-------------------------------------------------------------------------------------------------------------------------
FEATURE                   INCOMELOCK                               INCOMELOCK +6                  INCOMELOCK +8
-------                   ----------                               -------------                  -------------
-------------------------------------------------------------------------------------------------------------------------
LIVES COVERED             You                              You and your spouse            You and your spouse
-------------------------------------------------------------------------------------------------------------------------
INCOME CREDIT PERCENTAGE  Not applicable                   6% reduced for withdrawals     8% in years there are no
                                                           each year (available for the   withdrawals (available for the
                                                           first 12 Benefit Years)        first 12 Benefit Years)
-------------------------------------------------------------------------------------------------------------------------

MAXIMUM ANNUAL            Before 5th Benefit Year          For Endorsement Dates on or    For Endorsement Dates on or
WITHDRAWAL PERCENTAGE     anniversary: 5%                  after May 1, 2012:             after May 1, 2012:

                          On or after 5th Benefit Year     One Covered Person: 5.5%       One Covered Person: 5%
                          anniversary: 7%
                                                           Two Covered Persons: 5%        Two Covered Persons: 4.5%
                          On or after 10th Benefit Year
                          anniversary: 10%                 For Endorsement Dates          For Endorsement Dates
                                                           Prior to May 1, 2012:          Prior to May 1, 2012:
                          On or after 20th Benefit Year
                          anniversary: 10%                 One Covered Person: 6%         One Covered Person: 5.5%

                          On or after the Benefit          Two Covered Persons: 5.5%      Two Covered Persons: 5%
                          Anniversary following your 65th
                          birthday (for lifetime
                          withdrawals): 5%
-------------------------------------------------------------------------------------------------------------------------

PROTECTED INCOME          No Reduction to the Maximum      Age 45-64 at First             Age 45-64 at First
PAYMENT PERCENTAGE        Annual Withdrawal Amount         Withdrawal: 3%                 Withdrawal: 3%
                                                           Age 65+ at First               Age 65+ at First
                                                           Withdrawal: 4%                 Withdrawal: 4%
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        Not applicable                   Available on the 12th Benefit  Available on the 12th Benefit
BENEFIT BASE                                               Anniversary if no withdrawals  Anniversary if no withdrawals
                                                           were taken                     were taken
-------------------------------------------------------------------------------------------------------------------------



See the "IncomeLOCK" and "IncomeLOCK Plus" sections below for a more detailed discussion of each of these Living Benefit options.


Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.


                                INVESTMENT RESTRICTIONS
      INVESTMENT         ---------------------------------------
         GROUP            INCOMELOCK       INCOMELOCK PLUS      VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Group A: Bond, Cash and  20%-Minimum   30%*-Minimum               Fixed Account Plus
Fixed Accounts                                                    Short-Term Fixed Account
                         100%-Maximum  100%-Maximum               Capital Conservation Fund
                                                                  Core Bond Fund
                                       *20% of each               Government Securities Fund
                                       investment, including      Inflation Protected Fund
                                       Ineligible Purchase        International Government Bond Fund
                                       Payments (if any), is      Money Market I Fund
                                       automatically allocated    Money Market II Fund
                                       to Fixed Account Plus      Strategic Bond Fund
                                       for as long as             Vanguard Long-Term Investment Grade Fund
                                       IncomeLOCK Plus            Vanguard Long-Term Treasury Fund
                                       remains in effect. (See
                                       also IMPORTANT
                                       NOTE FOR
                                       INCOMELOCK PLUS
                                       below.)
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           INVESTMENT RESTRICTIONS
      INVESTMENT         ------------------------------
         GROUP           INCOMELOCK   INCOMELOCK PLUS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        ------------------------------
Group B: Equity Maximum  0%-Minimum    0%-Minimum      Aggressive Growth Lifestyle Fund
                                                       American Beacon Holland Large Cap Growth Fund
                         70%-Maximum   70%-Maximum     Asset Allocation Fund
                                                       Blue Chip Growth Fund
                                                       Broad Cap Value Income Fund
                                                       Capital Appreciation Fund
                                                       Conservative Growth Lifestyle Fund
                                                       Core Equity Fund
                                                       Dividend Value Fund
                                                       Emerging Economies Fund (1)
                                                       Foreign Value Fund
                                                       Global Social Awareness Fund
                                                       Global Strategy Fund
                                                       Growth Fund
                                                       Growth & Income Fund
                                                       High Yield Bond Fund
                                                       International Equities Fund
                                                       International Growth Fund
                                                       Large Cap Core Fund
                                                       Large Capital Growth Fund
                                                       Large Cap Value Fund
                                                       Mid Cap Index Fund
                                                       Mid Cap Value Fund
                                                       Moderate Growth Lifestyle Fund
                                                       Socially Responsible Fund
                                                       Stock Index Fund
                                                       Value Fund
                                                       Vanguard LifeStrategy Conservative Growth Fund
                                                       Vanguard LifeStrategy Growth Fund
                                                       Vanguard LifeStrategy Moderate Growth Fund
                                                       Vanguard Wellington Fund
                                                       Vanguard Windsor II Fund
------------------------------------------------------------------------------------------------------

Group C: Limited Equity  0%-Minimum    0%-Minimum      Ariel Appreciation Fund
                                                       Ariel Fund
                         10%-Maximum   10%-Maximum     Emerging Economies Fund (1)
                                                       Global Real Estate Fund
                                                       Health Sciences Fund
                                                       International Opportunities Fund
                                                       Invesco Balanced-Risk Commodity Strategy Fund
                                                       Mid Cap Growth Fund
                                                       Mid Cap Strategic Growth Fund
                                                       Nasdaq-100(R) Index Fund
                                                       Science and Technology Fund
                                                       Small Cap Aggressive Growth Fund
                                                       Small Cap Fund
                                                       Small Cap Growth Fund
                                                       Small Cap Index Fund
                                                       Small Cap Special Values Fund
                                                       Small Cap Value Fund
                                                       Small-Mid Growth Fund



(1) For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2015 High Watermark Fund (Not available for
new investments effective 2/12/2010.)
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund
-------------------------------------------------------

--------

* IMPORTANT NOTE FOR INCOMELOCK PLUS: If you choose IncomeLOCK Plus, we will automatically allocate 20% (15% for IncomeLOCK Plus Endorsement Dates prior to May 1, 2012) of each Purchase Payment to Fixed Account Plus. This automatic allocation counts against the 30% of your investments that must be allocated to Group A (Bond, Cash and Fixed Accounts). This automatic allocation to Fixed Account Plus applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request the entire amount of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.


We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.


If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation (20% for Endorsement Dates on or after May 1, 2012 and 15% for
Endorsement Dates prior to May 1, 2012). If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.


Additional Important Information Applicable to Both Optional Living Benefits


The Living Benefits are not available if you have an outstanding loan under the Contract. IF YOU ELECT A LIVING BENEFIT AND THEN TAKE A LOAN AFTER THE ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THESE FEATURES.


Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.


Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

--------------------------------------------------------------------------------



Beginning May 1, 2012, IncomeLOCK and IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions.


LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.


INCOMELOCK


The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the benefit and a description of the effect of RMDs on the benefit.


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                     MAXIMUM                 MAXIMUM
                                      ANNUAL     INITIAL      ANNUAL
                                    WITHDRAWAL   MINIMUM    WITHDRAWAL
                                    PERCENTAGE  WITHDRAWAL  PERCENTAGE
                                      PRIOR    PERIOD PRIOR     IF
                                      TO ANY      TO ANY    EXTENSION
          TIME OF FIRST WITHDRAWAL  EXTENSION   EXTENSION   IS ELECTED
          ------------------------  ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary.......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary.......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary.......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary.......     10        10 Years      10
          On or after the Benefit
            Anniversary following              Life of the
            the Contract owner's                  Contract
            65th birthday..........      5           owner*      5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit


First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

--------------------------------------------------------------------------------



On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.


Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.


We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal Amount in any Benefit Year reduce the Benefit Base by 50% or more.


Lifetime withdrawals will not be available in the event of:


1. An ownership change which results in a change of the older Contract Owner;* or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or


4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

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INCOMELOCK PLUS


Beginning May 1, 2012, you may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s).


IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix B -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.


Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.


Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------
                      Joint Owners(1)       45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:


                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                Joint
                Owners(1)         45       80       45       85
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------

--------
(1) Based on the age of the older Owner.
(2) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The older Contract Owner if jointly owned (non-qualified Contracts only)

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  .   The Contract Owner and spousal joint owner (non-qualified Contracts only)

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

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IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner(s) and the annuitant(s) must be the same persons); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner(s) and the annuitant(s) must be the same persons).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal of one of the two original Contract Owners (non-qualified Contracts);

   2. Removal or replacement of the original spousal beneficiary; and

   3. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.
IncomeLOCK Plus is designed for individuals and spouses. Thus, if a Contract is owned by non-spousal joint Owners, domestic partners or same-sex spouses who jointly own a contract and either Owner dies, the full Account Value must be paid within 5 years of death, in compliance with the Internal Revenue Code, after which time the Contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the IncomeLOCK Plus. You should consult a qualified tax advisor concerning your particular circumstances.

Amounts Received under the Benefit


The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.



The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below:

For Endorsement Dates On or After May 1, 2012:



                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)       5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Persons (Based on younger Covered Person)                       5%            4.5%                4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).


For Endorsement Dates Prior to May 1, 2012:



                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)        6%            5.5%                4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Person (Based on younger Covered Person)                       5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------

--------

* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

--------------------------------------------------------------------------------

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below.


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK Plus is selected at Contract issue, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:


   1. 100% of Purchase Payments received in the first contract year; and

   2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.


Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.


The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.


Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.


Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total

--------------------------------------------------------------------------------

withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.


On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.


Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not elect IncomeLOCK or re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

   8. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

   9. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------



You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.


DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares,

--------------------------------------------------------------------------------

negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.


Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.


This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.


As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.


The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

--------------------------------------------------------------------------------

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   IncomeLOCK Plus

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the

--------------------------------------------------------------------------------

amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;


  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or


  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.75% to 1.25% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

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REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS


Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.


MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an

--------------------------------------------------------------------------------

exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK


The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.


INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.


                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
       FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
         One Covered Person......   1.30%    2.60%    0.60%    +/-0.25%
         Two Covered Persons.....   1.55%    3.10%    0.60%    +/-0.25%
       FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------

* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Fee Tables" and "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."


We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.


OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.


Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

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The following additional rules also apply when determining the payout date:


  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.


  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.


  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.


  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:


1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.


4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.


5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

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PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.


Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.


SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.


We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.


We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b)

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contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).


We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.


DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW


There will be no surrender charge on RMD's if the withdrawal:


  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.


You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No

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Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.


LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK and IncomeLOCK Plus, as set forth below in greater detail for each Living Benefit.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. For IncomeLOCK this will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

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BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:


1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.


MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:


1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.


MINIMUM WITHDRAWAL PERIOD ("MWP"):  The MWP is calculated as follows:


1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

EXTENDING THE MAV EVALUATION PERIOD

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

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Withdrawals during a Benefit Year that in total are less than or equal to the
Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.


MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the MAWA for that year, the MAWA will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the MAWA will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated MAWA is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous MAWA.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining MAWA for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.


IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO


All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining MAWA. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).


IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE


If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the MAWA is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

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If the Account Value and the Benefit Base are greater than zero on the latest
Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------



From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS


VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.


BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

46

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If the Annuitant dies before the beginning of the Annuity Period, the named
Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.


SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS


It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."


DURING THE PURCHASE PERIOD


Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.


As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT


The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contract issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.


The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:


            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract


Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT


The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

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The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:


           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).



Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.


DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK

Spousal Beneficiary


Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for

--------------------------------------------------------------------------------

withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary


Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


INCOMELOCK PLUS


If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal Beneficiary may elect to:


1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

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CANCELLATION -- THE 21 DAY "FREE LOOK"


The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.


WE RESERVE CERTAIN RIGHTS


We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.


We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.


TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.


Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts, and effective for tax years beginning after 2010, eligible 457(b) Roth accounts, pursuant to section 402A.


Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.




FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

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Distributions are taxed differently depending on the program through which the
Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.


Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.



In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final

--------------------------------------------------------------------------------

regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                                                               PAGE
                                                               ----
            General Information...............................   3
            Federal Tax Matters...............................   3
               Tax Consequences of Purchase Payments..........   3
               Tax Consequences of Distributions..............   6
               Special Tax Consequences -- Early Distribution.   7
               Special Tax Consequences --
                 Required Distributions.......................   8
               Tax Free Rollovers, Transfers and Exchanges....  10
               Effect of Tax-Deferred Accumulations...........  11
            Exchange Privilege................................  12
               Exchanges From Independence Plus Contracts.....  12
               Exchanges From V-Plan Contracts................  13
               Exchanges From SA-1 and SA-2 Contracts.........  14
               Exchanges From Impact Contracts................  16
               Exchanges From Compounder Contracts............  17
               Information That May Be Applicable To
                 Any Exchange.................................  17


                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  18
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  20
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  22
          Experts...............................................  23
          Comments on Financial Statements......................  23


   APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------


The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.


                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.30%    2.60%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.55%    3.10%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:


                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.30%   0.3250%
               2nd        21.49         N/A      1.30%   0.3250%
               3rd        24.16         N/A      1.30%   0.3250%
               4th        19.44         N/A      1.30%   0.3250%
               5th        16.88        1.14%     1.14%   0.2850%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

--------------------------------------------------------------------------------


IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE


             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.30% + [0.05% x (16.88 - 20)]

             0.013 +[0.05% x (-3.12)]

             0.013 + (-0.00156) = 1.14% (Annual Fee Rate)


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE


           1.30% - 1.14% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.30%).

           1.14% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.60%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 1.14%.

           The Quarterly Fee Rate is 0.2850% (or 1.14% divided by 4).


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:


                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.30%      1.30%    0.3250%
              7th        25.57        1.58%      1.55%    0.3875%
              8th        30.22        1.81%      1.80%    0.4500%
              9th        26.02        1.60%      1.60%    0.4000%
              10th       22.83        1.44%      1.44%    0.3600%
              11th       19.88        1.29%      1.29%    0.3225%
              12th       20.60        1.33%      1.33%    0.3325%
              13th       14.44        1.02%      1.08%    0.2700%
              14th       13.41        0.97%      0.97%    0.2425%
              15th       9.11         0.76%      0.76%    0.1900%
              16th       14.10        1.00%      1.00%    0.2500%


IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE


             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.30% + [0.05% x (25.57 - 20)]

             0.013 + [0.05% x (5.57)]

             0.013 + (0.00278) = 1.58% (Annual Fee Rate)


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE


           1.30% - 1.58% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.30%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.55%
           (1.30% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3875% (or
           1.55% divided by 4).


IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE


                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.30% + [0.05% x (14.44 - 20)]

                0.013 + [0.05% x (-5.56)]

                0.013 + (-0.00278) = 1.02% (Annual Fee Rate)


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE


            1.33%-1.02% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.33%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 1.08% (1.33%-0.25%).

                    APPENDIX B -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------


The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.


Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $108,000 = $5,400). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,400 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.


EXAMPLE 2: IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS AND NO HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $230,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:


                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------- ----------
              1st     $103,000 $106,000  $100,000   $ 6,000  $ 5,380
              2nd     $333,000 $324,000  $300,000   $18,000  $17,820
              3rd     $333,000 $342,000  $300,000   $18,000  $18,810
              4th     $333,000 $360,000  $300,000   $18,000  $19,800
              5th     $363,000 $409,800  $330,000   $19,800  $22,539
              6th     $413,000 $429,600  $330,000   $19,800  $23,628



Since the Benefit Base equals the Benefit Base at the beginning of that Contract year plus the subsequent Eligible Purchase Payments made in Benefit Year 2, your new Benefit Base at the time of deposit equals $306,000 ($106,000 + $200,000) and your new Income Credit Base at the time of deposit equals $300,000 ($100,000 + $200,000). $30,000 of the $230,000 Purchase Payment is
considered Ineligible Purchase Payments because it exceeds 200% of the Eligible Purchase Payment made in the 1st Contract year. On your 2nd Contract anniversary, your Income Credit is $18,000 (6% x $300,000) and your Benefit Base equals $324,000 ($306,000 + $18,000). Your Benefit Base is not increased to the $333,000 Account Value because the highest Anniversary Value is reduced for $30,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount would be $17,820 if you were to start taking withdrawals after the 2nd Contract anniversary (5.5% of the $324,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Benefit Base at the time of deposit equals $390,000 ($360,000 + $30,000). On your 5th Contract anniversary, your Income Credit Base is $330,000 ($300,000 + $30,000) and your Income Credit equals $19,800 ($330,000 x 6%). Your Benefit Base equals $409,800 ($390,000 + $19,800). Any Purchase Payments made on or after your 5th Contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. Therefore, your Benefit Base is $429,600 ($409,800 + $19,800). If you were to start taking withdrawals after the 6th Contract anniversary, and your Maximum Annual Withdrawal Percentage remains at 5.5%, your Maximum Annual Withdrawal Amount would be $23,628 (5.5% of the $429,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $23,628 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $429,600, then

--------------------------------------------------------------------------------

your Protected Income Payment is 4% of the Benefit Base (4% x $429,600 = $17,184). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $17,184 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:


                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,400
             2nd     $118,000 $118,000  $118,000       N/A*   $5,900
             3rd     $107,000 $127,440  $118,000   $ 9,440    $6,372
             4th     $110,000 $136,880  $118,000   $ 9,440    $6,844
             5th     $150,000 $150,000  $150,000       N/A*   $7,500
             6th     $145,000 $162,000  $150,000   $12,000    $8,100

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.


On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,100 (5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,100 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT


Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,100), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,100), or $4,830. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,100. Your Account Value after this portion of the withdrawal is $101,310 ($109,410 --$8,100), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,830 / $101,310 = 4.77%). The Benefit Base is adjusted to $154,273, or $162,000 x 95.23%. The Income Credit Base is adjusted to $142,845 or $150,000 x 95.23%. Your new Income Credit is 8% of your new Income Credit Base (8% x $142,854), which equals $11,428. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($154,273 x 5%), which equals $7,714. Therefore, if you do not take additional excess withdrawals, you may take up to $7,714 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $154,273, then your Protected Income Payment is 4% of the Benefit Base (4% x $154,273 = $6,171). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,171 each year as long as the Covered Person(s) is(are) alive.


EXAMPLE 5 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values,

--------------------------------------------------------------------------------

Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:


                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $ 6,490
             4th      $103,000 $124,000  $100,000   $6,000   $ 6,820
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,150
             6th      $103,000 $136,000  $100,000   $6,000   $ 7,480
             7th      $103,000 $142,000  $100,000   $6,000   $ 7,810
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,140
             9th      $103,000 $154,000  $100,000   $6,000   $ 8,470
             10th     $103,000 $160,000  $100,000   $6,000   $ 8,800
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,130
             12th     $103,000 $200,000  $200,000      N/A*  $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.


On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.


EXAMPLE 6 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:


                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $6,490
             4th      $103,000 $124,000  $100,000   $6,000   $6,820
             5th      $103,000 $130,000  $100,000   $6,000   $7,150
             6th      $103,000 $136,000  $100,000   $6,000   $7,480
             7th      $103,000 $142,000  $100,000   $6,000   $7,810
             8th      $103,000 $148,000  $100,000   $6,000   $8,140
             9th      $ 98,560 $151,000  $100,000   $3,000   $8,305
             10th     $ 91,010 $152,000  $100,000   $1,000   $8,360



On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 5.5%, your new Maximum Annual Withdrawal Amount will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.10 TO 12.10                                            May 1, 2012


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2012, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2015 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    SunAmerica 2020 High Watermark Fund
Emerging Economies Fund             Large Cap Value Fund                Vanguard Lifestrategy Conservative Growth Fund
Foreign Value Fund                  Mid Cap Growth Fund                 Vanguard Lifestrategy Growth Fund
Global Real Estate Fund             Mid Cap Value Fund                  Vanguard Lifestrategy Moderate Growth Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      Vanguard Long-Term Investment-Grade Fund
Global Strategy Fund                Money Market II Fund                Vanguard Long-Term Treasury Fund
Government Securities Fund          Small Cap Growth Fund               Vanguard Wellington Fund
Growth Fund                         Small Cap Value Fund                Vanguard Windsor II Fund
Growth & Income Fund                Socially Responsible Fund
Health Sciences Fund                Strategic Bond Fund                 * closed to new investments
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

SELECTED PURCHASE UNIT DATA......................................   9

HIGHLIGHTS.......................................................   9

GENERAL INFORMATION..............................................  10
   About the Contracts...........................................  10
   About VALIC...................................................  11
   American Home Assurance Company...............................  11
   About VALIC Separate Account A................................  12
   Units of Interest.............................................  12
   Distribution of the Contracts.................................  12

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  13
   Fixed Account Options.........................................  13
   Variable Account Options......................................  13

PURCHASE PERIOD..................................................  17
   Account Establishment.........................................  17
   When Your Account Will Be Credited............................  18
   Purchase Units................................................  18
   Calculation of Value for Fixed Account Options................  18
   Calculation of Value for Variable Account Options.............  18
   Premium Enhancement Credit....................................  19
   Stopping Purchase Payments....................................  19

OPTIONAL LIVING BENEFITS.........................................  20
   Living Benefit Options -- Summary.............................  21
   IncomeLOCK(R).................................................  24
   IncomeLOCK(R) Plus............................................  26

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  29
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  29
   Communicating Transfer or Reallocation Instructions...........  31
   Effective Date of Transfer....................................  31
   Transfers During the Payout Period............................  31

FEES AND CHARGES.................................................  31
   Account Maintenance Charge....................................  31
   Surrender Charge..............................................  31
       Amount of Surrender Charge................................  32
       10% Free Withdrawal.......................................  32
       Exceptions to Surrender Charge............................  32
   Premium Tax Charge............................................  32
   Separate Account Charges......................................  32
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  33
   Separate Account Expense Reimbursements or Credits............  33
   Market Value Adjustment ("MVA")...............................  33
   Optional Living Benefit Fees..................................  34
   Other Charges.................................................  34

PAYOUT PERIOD....................................................  35
   Fixed Payout..................................................  35
   Assumed Investment Rate.......................................  35
   Variable Payout...............................................  35
   Combination Fixed and Variable Payout.........................  35


                                                                    PAGE
                                                                    ----
          Partial Annuitization....................................  35
          Payout Date..............................................  35
          Payout Options...........................................  36
          Payout Information.......................................  37

       SURRENDER OF ACCOUNT VALUE..................................  37
          When Surrenders Are Allowed..............................  37
          Surrender Process........................................  37
          Amount That May Be Surrendered...........................  37
          Surrender Restrictions...................................  37
          Partial Surrenders.......................................  38
          Systematic Withdrawals...................................  38
          Distributions Required by Federal Tax Law................  38
          Living Benefits..........................................  39

       EXCHANGE PRIVILEGE..........................................  42

       DEATH BENEFITS..............................................  42
          The Process..............................................  42
          Beneficiary Information..................................  42
             Spousal Beneficiaries.................................  42
             Beneficiaries Other Than Spouses......................  42
          Special Information for Individual
            Nonqualified Contracts.................................  43
          During the Purchase Period...............................  43
          Interest Guaranteed Death Benefit........................  43
          Standard Death Benefit...................................  43
          During the Payout Period.................................  44
          IncomeLOCK...............................................  44
          IncomeLOCK Plus..........................................  45

       OTHER CONTRACT FEATURES.....................................  45
          Changes That May Not Be Made.............................  45
          Change of Beneficiary....................................  45
          Contingent Owner.........................................  45
          Cancellation -- The 21 Day "Free Look"...................  46
          We Reserve Certain Rights................................  46
          Relationship to Employer's Plan..........................  46

       VOTING RIGHTS...............................................  46
          Who May Give Voting Instructions.........................  46
          Determination of Fund Shares Attributable to
            Your Account...........................................  46
             During the Purchase Period............................  46
             During the Payout Period or after a Death Benefit
               Has Been Paid.......................................  46
          How Fund Shares Are Voted................................  46

       FEDERAL TAX MATTERS.........................................  47
          Types of Plans...........................................  47
          Tax Consequences in General..............................  47

       LEGAL PROCEEDINGS...........................................  49

       FINANCIAL STATEMENTS........................................  49

       TABLE OF CONTENTS OF STATEMENT OF
         ADDITIONAL INFORMATION....................................  50

       APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF
         INCOMELOCK PLUS FEE.......................................  50

       APPENDIX B -- INCOMELOCK PLUS EXAMPLES......................  52

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period for IncomeLOCK(R) and on each Benefit Anniversary for IncomeLOCK(R) Plus.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

      BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount, the Minimum Withdrawal Period (for IncomeLOCK) and the Protected Income Payment (for IncomeLOCK Plus).

      BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

      BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

      ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

      EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits, IncomeLOCK and IncomeLOCK Plus, are not available with GPS. IncomeLOCK is available with GPA.

      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

      INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period for IncomeLOCK Plus.

--------------------------------------------------------------------------------


      INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

      INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

      INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

      INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The two Living Benefits we offer in this prospectus, IncomeLOCK and IncomeLOCK Plus, are offered for an additional fee.

      MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

      MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

      MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 Separate Account Charges


                                                                                           $3.75
                                                                                            per
Variable Account Option Maintenance Charge (1)                                            quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I
--------------------------------------------------------------------------------------------------
       Asset Allocation Fund                                                                0.90
--------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                0.90
--------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                          0.90
--------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                            0.90
--------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                     0.90
--------------------------------------------------------------------------------------------------
       Dividend Value Fund                                                                  0.90
--------------------------------------------------------------------------------------------------
       Emerging Economies Fund (formerly, the Global Equity Fund)                           0.90
--------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                   0.90
--------------------------------------------------------------------------------------------------
       Global Real Estate Fund                                                              0.90
--------------------------------------------------------------------------------------------------
       Global Social Awareness Fund                                                         0.90
--------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                 0.90
--------------------------------------------------------------------------------------------------
       Government Securities Fund                                                           0.90
--------------------------------------------------------------------------------------------------
       Growth Fund                                                                          0.90
--------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                 0.90
--------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                 0.90
--------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                             0.90
--------------------------------------------------------------------------------------------------
       International Equities Fund                                                          0.90
--------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                   0.90
--------------------------------------------------------------------------------------------------
       International Growth Fund (formerly, the International Growth I Fund)                0.90
--------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                  0.90
--------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                            0.90
--------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                   0.90
--------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                        0.90
--------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                  0.90
--------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                             0.90
--------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                            0.90
--------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                     0.90
--------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                       0.90
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   VALIC COMPANY I (CONTINUED)
---------------------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                                          0.90
---------------------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                                 0.90
---------------------------------------------------------------------------------------------------------
       Small-Mid Growth Fund                                                                         0.90
---------------------------------------------------------------------------------------------------------
       Stock Index Fund                                                                              0.90
---------------------------------------------------------------------------------------------------------
       Value Fund                                                                                    0.90
---------------------------------------------------------------------------------------------------------
   VALIC COMPANY II
---------------------------------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                                              0.65
---------------------------------------------------------------------------------------------------------
       Capital Appreciation Fund                                                                     0.65
---------------------------------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                                            0.65
---------------------------------------------------------------------------------------------------------
       Core Bond Fund                                                                                0.65
---------------------------------------------------------------------------------------------------------
       High Yield Bond Fund                                                                          0.65
---------------------------------------------------------------------------------------------------------
       International Opportunities Fund (formerly, the International Small Cap Equity Fund)          0.65
---------------------------------------------------------------------------------------------------------
       Large Cap Value Fund                                                                          0.65
---------------------------------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                                           0.65
---------------------------------------------------------------------------------------------------------
       Mid Cap Value Fund                                                                            0.65
---------------------------------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                                                0.65
---------------------------------------------------------------------------------------------------------
       Money Market II Fund                                                                          0.65
---------------------------------------------------------------------------------------------------------
       Small Cap Growth Fund                                                                         0.65
---------------------------------------------------------------------------------------------------------
       Small Cap Value Fund                                                                          0.65
---------------------------------------------------------------------------------------------------------
       Socially Responsible Fund                                                                     0.65
---------------------------------------------------------------------------------------------------------
       Strategic Bond Fund                                                                           0.65
---------------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
---------------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund (formerly, the Lou Holland Growth Fund)         0.90
---------------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                                       0.90
---------------------------------------------------------------------------------------------------------
       Ariel Fund                                                                                    0.90
---------------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund                                                 0.90
---------------------------------------------------------------------------------------------------------
       SunAmerica 2015 High Watermark Fund, Class I (closed to new investments)                      1.15
---------------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I                                                  1.15
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                               1.15
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                            1.15
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                                   1.15
---------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                                     0.90
---------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                             0.90
---------------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                                     1.15
---------------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                                     1.15
---------------------------------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years           0.90%*

 (1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
 * For IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012, the maximum annual IncomeLOCK fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual IncomeLOCK fee is 0.65%.

 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

             NUMBER OF COVERED PERSONS  MAXIMUM ANNUAL FEE RATE(2)
             -------------------------  --------------------------
             FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
             One Covered Person                    2.60%
             Two Covered Persons                   3.10%
             FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
             For One Covered Person                2.20%
             For Two Covered Persons               2.70%

 (1) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus."
 (2) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

                                                 INITIAL    MINIMUM
                                                ANNUAL FEE ANNUAL FEE MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS                          RATE       RATE       DECREASE OR INCREASE*
-------------------------------------------------------------------------------------------------
FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
-------------------------------------------------------------------------------------------------
One Covered Person                                1.30%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
Two Covered Persons                               1.55%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
-------------------------------------------------------------------------------------------------
One Covered Person                                1.10%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
Two Covered Persons                               1.35%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%   1.77%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.15%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.55% and at the maximum annual fee rate of 3.10% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $902  $2,219  $3,369   $5,734


(2) If you annuitize your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $450  $1,783  $2,941   $5,734


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $450  $1,783  $2,941   $5,734



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.65%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the optional IncomeLOCK and IncomeLOCK Plus features are not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $552   $761    $954    $1,014


(2) If you annuitize your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $83    $261    $454    $1,014


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $83    $261    $454    $1,014


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------


There were no historical Purchase Unit Values as of the date of this prospectus since the Series 1.10 through 12.10 Contracts were not available as of December 31, 2011.


HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.15% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. Beginning May 1, 2012, you may elect either Living Benefit only on your original Contract issue date. The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits."

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than

--------------------------------------------------------------------------------

section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect a Living Benefit and then take a loan after the Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with these features.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make

--------------------------------------------------------------------------------

contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust was established for the sole benefit of the U.S. Department of the Treasury (the "Department of Treasury") to hold all of the outstanding AIG Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG common stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock ("Series E Preferred Stock") and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock ("Series F Preferred Stock").

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for shares of AIG common stock, which was transferred by the trust to the Department of the Treasury. The Series E Preferred Stock and Series F Preferred Stock were exchanged for interests in special purpose entities.

As a result of the Recapitalization, AIG is controlled by the Department of the Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG common stock representing approximately 92 percent of AIG common stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG common stock by the Department of the Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.

These transactions do not alter the Company's obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

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American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Divison invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("Distributor"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.


VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. If IncomeLOCK or IncomeLOCK Plus are selected, financial advisors will receive up to a 1% commission and a 0.03% annual trail. Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment. If IncomeLOCK or IncomeLOCK Plus are selected, such broker-dealers will receive up to a 1% commission and a 0.10% annual trail. In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK or IncomeLOCK Plus, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified

--------------------------------------------------------------------------------

annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management, LP                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong,
                          Sub-Adviser: SunAmerica                              Shaw Associates, Inc.;
                                                                               Barrow Hanley; Hotchkis
 Growth Fund              Adviser: VALIC                                       and Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan
 Mid Cap Growth Fund                                                           Stanley Investment
                          Adviser: VALIC                                       Management, Inc. and
                          Sub-Adviser: Columbia      Mid Cap Value Fund        RCM Capital Management,
 Mid Cap Index Fund        Management                                          LLC ("RCM")

                          Adviser: VALIC                                      Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management,
                                                                               Inc., Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman
 Small Cap Aggressive                                                          Value Management, LLC
   Growth Fund            Adviser: VALIC                                       and Wells Capital
                          Sub-Adviser: RS            Small-Mid Growth Fund     Management Incorporated
                           Investment Management                               ("Wells Capital")
 Small Cap Fund            Co. LLC                   Small Cap Value Fund
                                                                              Adviser: VALIC
 Small Cap Growth Fund    Adviser: VALIC                                      Sub-Advisers: Century
                          Sub-Advisers: Invesco,                               Capital Management, LLC
                           T. Rowe Price and                                   and Wells Capital
 Small Cap Index Fund      Bridgeway Capital
                           Management, LLC                                    Adviser: VALIC
                                                                              Sub-Advisers: JP Morgan
                          Adviser: VALIC                                       Investment Management
                          Sub-Adviser: JPMIM                                   Inc. ("JPMIM"),
                                                                               SunAmerica and
                          Adviser: VALIC                                       Metropolitan West
                          Sub-Adviser: SunAmerica                              Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin
                           Investments, LLC                                    Advisers, Inc. and
                           ("PineBridge")                                      Templeton Investment
                                                                               Counsel, LLC

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American
                                                                               Century, Invesco and
 Foreign Value Fund       Adviser: VALIC                                       Massachusetts Financial
                          Sub-Adviser: Templeton                               Services Company
                           Global Advisors Ltd.

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: Invesco and
                                                                               UBS Global Asset
                                                                               Management (Americas)
                                                                               Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund                   Adviser: VALIC
 Health Sciences Fund      Management, L.P.                                   Sub-Advisers: T. Rowe
                                                     Science & Technology      Price, RCM and
                          Adviser: VALIC               Fund                    Wellington Management
                          Sub-Adviser: T. Rowe
                          Price

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
   Lifestyle Fund         Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
 Asset Allocation Fund    Adviser: VALIC                                      benefit from the
                          Sub-Adviser: PineBridge    Vanguard LifeStrategy    investment advisory
                                                       Growth Fund            services provided to the
 Conservative Growth      Adviser: VALIC                                      underlying funds in
   Lifestyle Fund         Sub-Adviser: PineBridge    Vanguard LifeStrategy    which they invest. The
                                                       Moderate Growth Fund   investment advisors to
 Moderate Growth          Adviser: VALIC                                      the underlying funds are
   Lifestyle Fund         Sub-Adviser: PineBridge                             Vanguard and Mellon
                                                     Vanguard Wellington Fund Capital Management
 SunAmerica 2015 High     Adviser: VALIC                                      Corporation.
   Watermark Fund*        Sub-Adviser: SunAmerica
                                                                              Adviser: Wellington
 SunAmerica 2020 High     Adviser: VALIC                                       Management
   Watermark Fund         Sub-Adviser: SunAmerica

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica
                                                     Money Market II Fund
 Core Bond Fund           Adviser: VALIC                                      Adviser: VALIC
                          Sub-Adviser: PineBridge    Strategic Bond Fund      Sub-Adviser: SunAmerica
 Government Securities
   Fund                   Adviser: VALIC             Vanguard Long-Term       Adviser: VALIC
                          Sub-Advisers: JPMIM and      Investment-Grade Fund  Sub-Adviser: PineBridge
 High Yield Bond Fund      SunAmerica
                                                     Vanguard Long-Term       Adviser: Wellington
                          Adviser: VALIC               Treasury Fund          Management
 Inflation Protected Fund Sub-Adviser: Wellington
                           Management                                         Adviser: Vanguard
 International
   Government Bond Fund   Adviser: VALIC
                          Sub-Adviser: PineBridge

                          Adviser: VALIC
                          Sub-Adviser: PineBridge

--------
* closed to new investments

--------------------------------------------------------------------------------


Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund, and the International Growth I Fund changed its name to the International Growth Fund. On March 23, 2012, the Lou Holland Growth Fund was merged into the American Beacon Holland Large Cap Growth Fund. On
May 1, 2012, the International Small Cap Equity Fund changed its name to the International Opportunities Fund. A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a

--------------------------------------------------------------------------------

Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase

--------------------------------------------------------------------------------

Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the IncomeLOCK or IncomeLOCK Plus programs; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. Beginning May 1, 2012, you may elect a Living Benefit only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life (IncomeLOCK or IncomeLOCK Plus) or the lives of both you and your spouse (IncomeLOCK Plus only).

The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefits. You could pay for these features and not need to use them. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by these Living Benefits.

Below is a summary of the optional Living Benefits offered in your Contract, including a table summarizing the applicable features and components of each Living Benefit.

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65th birthday to take your first withdrawal under the program.

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012. You may begin taking withdrawals as early as age 45 at 4.5%, 5% or 5.5% of your Benefit Base, depending on the Income Credit option selected and the number of persons covered under the benefit (see table below). In addition, if your Account Value is reduced to zero, you will still benefit from the Protected Income Payment, which guarantees annual income of 4% for life (or 3% if withdrawals began before age 65). Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

--------------------------------------------------------------------------------


LIVING BENEFIT OPTIONS -- SUMMARY

-------------------------------------------------------------------------------------------------------------------------
FEATURE                   INCOMELOCK                               INCOMELOCK +6                  INCOMELOCK +8
-------                   ----------                               -------------                  -------------
-------------------------------------------------------------------------------------------------------------------------
LIVES COVERED             You                              You and your spouse            You and your spouse
-------------------------------------------------------------------------------------------------------------------------
INCOME CREDIT PERCENTAGE  Not applicable                   6% reduced for withdrawals     8% in years there are no
                                                           each year (available for the   withdrawals (available for the
                                                           first 12 Benefit Years)        first 12 Benefit Years)
-------------------------------------------------------------------------------------------------------------------------

MAXIMUM ANNUAL            Before 5th Benefit Year          For Endorsement Dates on or    For Endorsement Dates on or
WITHDRAWAL PERCENTAGE     anniversary: 5%                  after May 1, 2012:             after May 1, 2012:

                          On or after 5th Benefit Year     One Covered Person: 5.5%       One Covered Person: 5%
                          anniversary: 7%
                                                           Two Covered Persons: 5%        Two Covered Persons: 4.5%
                          On or after 10th Benefit Year
                          anniversary: 10%                 For Endorsement Dates          For Endorsement Dates
                                                           Prior to May 1, 2012:          Prior to May 1, 2012:
                          On or after 20th Benefit Year
                          anniversary: 10%                 One Covered Person: 6%         One Covered Person: 5.5%

                          On or after the Benefit          Two Covered Persons: 5.5%      Two Covered Persons: 5%
                          Anniversary following your 65th
                          birthday (for lifetime
                          withdrawals): 5%
-------------------------------------------------------------------------------------------------------------------------

PROTECTED INCOME          No Reduction to the Maximum      Age 45-64 at First             Age 45-64 at First
PAYMENT PERCENTAGE        Annual Withdrawal Amount         Withdrawal: 3%                 Withdrawal: 3%
                                                           Age 65+ at First               Age 65+ at First
                                                           Withdrawal: 4%                 Withdrawal: 4%
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        Not applicable                   Available on the 12th Benefit  Available on the 12th Benefit
BENEFIT BASE                                               Anniversary if no withdrawals  Anniversary if no withdrawals
                                                           were taken                     were taken
-------------------------------------------------------------------------------------------------------------------------

See the "IncomeLOCK" and "IncomeLOCK Plus" sections below for a more detailed discussion of each of these Living Benefit options.

Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

                                INVESTMENT RESTRICTIONS
      INVESTMENT         ---------------------------------------
         GROUP            INCOMELOCK       INCOMELOCK PLUS      VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Group A: Bond, Cash and  20%-Minimum   30%*-Minimum               Fixed Account Plus
Fixed Accounts                                                    Short-Term Fixed Account
                         100%-Maximum  100%-Maximum               Capital Conservation Fund
                                                                  Core Bond Fund
                                       *20% of each               Government Securities Fund
                                       investment, including      Inflation Protected Fund
                                       Ineligible Purchase        International Government Bond Fund
                                       Payments (if any), is      Money Market I Fund
                                       automatically allocated    Money Market II Fund
                                       to Fixed Account Plus      Strategic Bond Fund
                                       for as long as             Vanguard Long-Term Investment Grade Fund
                                       IncomeLOCK Plus            Vanguard Long-Term Treasury Fund
                                       remains in effect. (See
                                       also IMPORTANT
                                       NOTE FOR
                                       INCOMELOCK PLUS
                                       below.)
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           INVESTMENT RESTRICTIONS
      INVESTMENT         ------------------------------
         GROUP           INCOMELOCK   INCOMELOCK PLUS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        ------------------------------
Group B: Equity Maximum  0%-Minimum    0%-Minimum      Aggressive Growth Lifestyle Fund
                                                       American Beacon Holland Large Cap Growth Fund
                         70%-Maximum   70%-Maximum     Asset Allocation Fund
                                                       Blue Chip Growth Fund
                                                       Broad Cap Value Income Fund
                                                       Capital Appreciation Fund
                                                       Conservative Growth Lifestyle Fund
                                                       Core Equity Fund
                                                       Dividend Value Fund
                                                       Emerging Economies Fund (1)
                                                       Foreign Value Fund
                                                       Global Social Awareness Fund
                                                       Global Strategy Fund
                                                       Growth Fund
                                                       Growth & Income Fund
                                                       High Yield Bond Fund
                                                       International Equities Fund
                                                       International Growth Fund
                                                       Large Cap Core Fund
                                                       Large Capital Growth Fund
                                                       Large Cap Value Fund
                                                       Mid Cap Index Fund
                                                       Mid Cap Value Fund
                                                       Moderate Growth Lifestyle Fund
                                                       Socially Responsible Fund
                                                       Stock Index Fund
                                                       Value Fund
                                                       Vanguard LifeStrategy Conservative Growth Fund
                                                       Vanguard LifeStrategy Growth Fund
                                                       Vanguard LifeStrategy Moderate Growth Fund
                                                       Vanguard Wellington Fund
                                                       Vanguard Windsor II Fund
------------------------------------------------------------------------------------------------------

Group C: Limited Equity  0%-Minimum    0%-Minimum      Ariel Appreciation Fund
                                                       Ariel Fund
                         10%-Maximum   10%-Maximum     Emerging Economies Fund (1)
                                                       Global Real Estate Fund
                                                       Health Sciences Fund
                                                       International Opportunities Fund
                                                       Invesco Balanced-Risk Commodity Strategy Fund
                                                       Mid Cap Growth Fund
                                                       Mid Cap Strategic Growth Fund
                                                       Nasdaq-100(R) Index Fund
                                                       Science and Technology Fund
                                                       Small Cap Aggressive Growth Fund
                                                       Small Cap Fund
                                                       Small Cap Growth Fund
                                                       Small Cap Index Fund
                                                       Small Cap Special Values Fund
                                                       Small Cap Value Fund
                                                       Small-Mid Growth Fund

(1) For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2015 High Watermark Fund (Not available for
new investments effective 2/12/2010.)
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund
-------------------------------------------------------

--------
* IMPORTANT NOTE FOR INCOMELOCK PLUS: If you choose IncomeLOCK Plus, we will automatically allocate 20% (15% for IncomeLOCK Plus Endorsement Dates prior to May 1, 2012) of each Purchase Payment to Fixed Account Plus. This automatic allocation counts against the 30% of your investments that must be allocated to Group A (Bond, Cash and Fixed Accounts). This automatic allocation to Fixed Account Plus applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request the entire amount of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation (20% for Endorsement Dates on or after May 1, 2012 and 15% for
Endorsement Dates prior to May 1, 2012). If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to Both Optional Living Benefits

The Living Benefits are not available if you have an outstanding loan under the Contract. IF YOU ELECT A LIVING BENEFIT AND THEN TAKE A LOAN AFTER THE ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THESE FEATURES.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

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Beginning May 1, 2012, IncomeLOCK and IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the benefit and a description of the effect of RMDs on the benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                     MAXIMUM                 MAXIMUM
                                      ANNUAL     INITIAL      ANNUAL
                                    WITHDRAWAL   MINIMUM    WITHDRAWAL
                                    PERCENTAGE  WITHDRAWAL  PERCENTAGE
                                      PRIOR    PERIOD PRIOR     IF
                                      TO ANY      TO ANY    EXTENSION
          TIME OF FIRST WITHDRAWAL  EXTENSION   EXTENSION   IS ELECTED
          ------------------------  ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary.......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary.......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary.......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary.......     10        10 Years      10
          On or after the Benefit
            Anniversary following              Life of the
            the Contract owner's                  Contract
            65th birthday..........      5           owner*      5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

--------------------------------------------------------------------------------


On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal Amount in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;* or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

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INCOMELOCK PLUS

Beginning May 1, 2012, you may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s).

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix B -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.

Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------
                      Joint Owners(1)       45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                Joint
                Owners(1)         45       80       45       85
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------

--------
(1) Based on the age of the older Owner.
(2) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The older Contract Owner if jointly owned (non-qualified Contracts only)

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  .   The Contract Owner and spousal joint owner (non-qualified Contracts only)

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

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IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner(s) and the annuitant(s) must be the same persons); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner(s) and the annuitant(s) must be the same persons).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal of one of the two original Contract Owners (non-qualified Contracts);

   2. Removal or replacement of the original spousal beneficiary; and

   3. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.
IncomeLOCK Plus is designed for individuals and spouses. Thus, if a Contract is owned by non-spousal joint Owners, domestic partners or same-sex spouses who jointly own a contract and either Owner dies, the full Account Value must be paid within 5 years of death, in compliance with the Internal Revenue Code, after which time the Contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the IncomeLOCK Plus. You should consult a qualified tax advisor concerning your particular circumstances.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below:

For Endorsement Dates On or After May 1, 2012:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)       5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Persons (Based on younger Covered Person)                       5%            4.5%                4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

For Endorsement Dates Prior to May 1, 2012:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)        6%            5.5%                4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Person (Based on younger Covered Person)                       5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

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Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below.

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK Plus is selected at Contract issue, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

   1. 100% of Purchase Payments received in the first contract year; and

   2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total

--------------------------------------------------------------------------------

withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not elect IncomeLOCK or re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

   8. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

   9. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares,

--------------------------------------------------------------------------------

negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

--------------------------------------------------------------------------------

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   IncomeLOCK Plus

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the

--------------------------------------------------------------------------------

amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.65% to 1.15% during the Purchase Period and 0.75% to 1.25% during the Payout Period depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

--------------------------------------------------------------------------------


REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an

--------------------------------------------------------------------------------

exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
       FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
         One Covered Person......   1.30%    2.60%    0.60%    +/-0.25%
         Two Covered Persons.....   1.55%    3.10%    0.60%    +/-0.25%
       FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Fee Tables" and "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

--------------------------------------------------------------------------------


The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.


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PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b)


                                                                             37

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contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No


38

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Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK and IncomeLOCK Plus, as set forth below in greater detail for each Living Benefit.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. For IncomeLOCK this will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.


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BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD ("MWP"):  The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

EXTENDING THE MAV EVALUATION PERIOD

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.


40

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Withdrawals during a Benefit Year that in total are less than or equal to the
Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the MAWA for that year, the MAWA will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the MAWA will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated MAWA is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous MAWA.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining MAWA for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining MAWA. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the MAWA is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.


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If the Account Value and the Benefit Base are greater than zero on the latest
Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.


42

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If the Annuitant dies before the beginning of the Annuity Period, the named
Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contract issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

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The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for

--------------------------------------------------------------------------------

withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

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CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.


46

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FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts, and effective for tax years beginning after 2010, eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

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Distributions are taxed differently depending on the program through which the
Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final

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regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                               PAGE
                                                               ----
            General Information...............................   3
            Federal Tax Matters...............................   3
               Tax Consequences of Purchase Payments..........   3
               Tax Consequences of Distributions..............   6
               Special Tax Consequences -- Early Distribution.   7
               Special Tax Consequences --
                 Required Distributions.......................   8
               Tax Free Rollovers, Transfers and Exchanges....  10
               Effect of Tax-Deferred Accumulations...........  11
            Exchange Privilege................................  12
               Exchanges From Independence Plus Contracts.....  12
               Exchanges From V-Plan Contracts................  13
               Exchanges From SA-1 and SA-2 Contracts.........  14
               Exchanges From Impact Contracts................  16
               Exchanges From Compounder Contracts............  17
               Information That May Be Applicable To
                 Any Exchange.................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  18
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  20
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  22
          Experts...............................................  23
          Comments on Financial Statements......................  23

   APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------


The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.30%    2.60%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.55%    3.10%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.30%   0.3250%
               2nd        21.49         N/A      1.30%   0.3250%
               3rd        24.16         N/A      1.30%   0.3250%
               4th        19.44         N/A      1.30%   0.3250%
               5th        16.88        1.14%     1.14%   0.2850%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

--------------------------------------------------------------------------------


IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.30% + [0.05% x (16.88 - 20)]

             0.013 +[0.05% x (-3.12)]

             0.013 + (-0.00156) = 1.14% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE


           1.30% - 1.14% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.30%).

           1.14% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.60%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 1.14%.

           The Quarterly Fee Rate is 0.2850% (or 1.14% divided by 4).


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.30%      1.30%    0.3250%
              7th        25.57        1.58%      1.55%    0.3875%
              8th        30.22        1.81%      1.80%    0.4500%
              9th        26.02        1.60%      1.60%    0.4000%
              10th       22.83        1.44%      1.44%    0.3600%
              11th       19.88        1.29%      1.29%    0.3225%
              12th       20.60        1.33%      1.33%    0.3325%
              13th       14.44        1.02%      1.08%    0.2700%
              14th       13.41        0.97%      0.97%    0.2425%
              15th       9.11         0.76%      0.76%    0.1900%
              16th       14.10        1.00%      1.00%    0.2500%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.30% + [0.05% x (25.57 - 20)]

             0.013 + [0.05% x (5.57)]

             0.013 + (0.00278) = 1.58% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.30% - 1.58% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.30%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.55%
           (1.30% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3875% (or
           1.55% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.30% + [0.05% x (14.44 - 20)]

                0.013 + [0.05% x (-5.56)]

                0.013 + (-0.00278) = 1.02% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.33%-1.02% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.33%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 1.08% (1.33%-0.25%).

                    APPENDIX B -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------


The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $108,000 = $5,400). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,400 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2: IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS AND NO HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $230,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------- ----------
              1st     $103,000 $106,000  $100,000   $ 6,000  $ 5,380
              2nd     $333,000 $324,000  $300,000   $18,000  $17,820
              3rd     $333,000 $342,000  $300,000   $18,000  $18,810
              4th     $333,000 $360,000  $300,000   $18,000  $19,800
              5th     $363,000 $409,800  $330,000   $19,800  $22,539
              6th     $413,000 $429,600  $330,000   $19,800  $23,628

Since the Benefit Base equals the Benefit Base at the beginning of that Contract year plus the subsequent Eligible Purchase Payments made in Benefit Year 2, your new Benefit Base at the time of deposit equals $306,000 ($106,000 + $200,000) and your new Income Credit Base at the time of deposit equals $300,000 ($100,000 + $200,000). $30,000 of the $230,000 Purchase Payment is
considered Ineligible Purchase Payments because it exceeds 200% of the Eligible Purchase Payment made in the 1st Contract year. On your 2nd Contract anniversary, your Income Credit is $18,000 (6% x $300,000) and your Benefit Base equals $324,000 ($306,000 + $18,000). Your Benefit Base is not increased to the $333,000 Account Value because the highest Anniversary Value is reduced for $30,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount would be $17,820 if you were to start taking withdrawals after the 2nd Contract anniversary (5.5% of the $324,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Benefit Base at the time of deposit equals $390,000 ($360,000 + $30,000). On your 5th Contract anniversary, your Income Credit Base is $330,000 ($300,000 + $30,000) and your Income Credit equals $19,800 ($330,000 x 6%). Your Benefit Base equals $409,800 ($390,000 + $19,800). Any Purchase Payments made on or after your 5th Contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. Therefore, your Benefit Base is $429,600 ($409,800 + $19,800). If you were to start taking withdrawals after the 6th Contract anniversary, and your Maximum Annual Withdrawal Percentage remains at 5.5%, your Maximum Annual Withdrawal Amount would be $23,628 (5.5% of the $429,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $23,628 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $429,600, then

--------------------------------------------------------------------------------

your Protected Income Payment is 4% of the Benefit Base (4% x $429,600 = $17,184). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $17,184 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,400
             2nd     $118,000 $118,000  $118,000       N/A*   $5,900
             3rd     $107,000 $127,440  $118,000   $ 9,440    $6,372
             4th     $110,000 $136,880  $118,000   $ 9,440    $6,844
             5th     $150,000 $150,000  $150,000       N/A*   $7,500
             6th     $145,000 $162,000  $150,000   $12,000    $8,100

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,100 (5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,100 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,100), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,100), or $4,830. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,100. Your Account Value after this portion of the withdrawal is $101,310 ($109,410 --$8,100), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,830 / $101,310 = 4.77%). The Benefit Base is adjusted to $154,273, or $162,000 x 95.23%. The Income Credit Base is adjusted to $142,845 or $150,000 x 95.23%. Your new Income Credit is 8% of your new Income Credit Base (8% x $142,854), which equals $11,428. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($154,273 x 5%), which equals $7,714. Therefore, if you do not take additional excess withdrawals, you may take up to $7,714 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $154,273, then your Protected Income Payment is 4% of the Benefit Base (4% x $154,273 = $6,171). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,171 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 5 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values,

--------------------------------------------------------------------------------

Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $ 6,490
             4th      $103,000 $124,000  $100,000   $6,000   $ 6,820
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,150
             6th      $103,000 $136,000  $100,000   $6,000   $ 7,480
             7th      $103,000 $142,000  $100,000   $6,000   $ 7,810
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,140
             9th      $103,000 $154,000  $100,000   $6,000   $ 8,470
             10th     $103,000 $160,000  $100,000   $6,000   $ 8,800
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,130
             12th     $103,000 $200,000  $200,000      N/A*  $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 6 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $6,490
             4th      $103,000 $124,000  $100,000   $6,000   $6,820
             5th      $103,000 $130,000  $100,000   $6,000   $7,150
             6th      $103,000 $136,000  $100,000   $6,000   $7,480
             7th      $103,000 $142,000  $100,000   $6,000   $7,810
             8th      $103,000 $148,000  $100,000   $6,000   $8,140
             9th      $ 98,560 $151,000  $100,000   $3,000   $8,305
             10th     $ 91,010 $152,000  $100,000   $1,000   $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 5.5%, your new Maximum Annual Withdrawal Amount will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.20 TO 13.20                                            May 1, 2012


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2012, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2015 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    SunAmerica 2020 High Watermark Fund
Emerging Economies Fund             Large Cap Value Fund                Vanguard Lifestrategy Conservative Growth Fund
Foreign Value Fund                  Mid Cap Growth Fund                 Vanguard Lifestrategy Growth Fund
Global Real Estate Fund             Mid Cap Value Fund                  Vanguard Lifestrategy Moderate Growth Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      Vanguard Long-Term Investment-Grade Fund
Global Strategy Fund                Money Market II Fund                Vanguard Long-Term Treasury Fund
Government Securities Fund          Small Cap Growth Fund               Vanguard Wellington Fund
Growth Fund                         Small Cap Value Fund                Vanguard Windsor II Fund
Growth & Income Fund                Socially Responsible Fund
Health Sciences Fund                Strategic Bond Fund                 * closed to new investments
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

SELECTED PURCHASE UNIT DATA......................................   9

HIGHLIGHTS.......................................................  13

GENERAL INFORMATION..............................................  14
   About the Contracts...........................................  14
   About VALIC...................................................  15
   American Home Assurance Company...............................  15
   About VALIC Separate Account A................................  16
   Units of Interest.............................................  16
   Distribution of the Contracts.................................  16

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  17
   Fixed Account Options.........................................  17
   Variable Account Options......................................  17

PURCHASE PERIOD..................................................  21
   Account Establishment.........................................  21
   When Your Account Will Be Credited............................  21
   Purchase Units................................................  22
   Calculation of Value for Fixed Account Options................  22
   Calculation of Value for Variable Account Options.............  22
   Premium Enhancement Credit....................................  23
   Stopping Purchase Payments....................................  23

OPTIONAL LIVING BENEFITS.........................................  23
   Living Benefit Options -- Summary.............................  24
   IncomeLOCK(R).................................................  28
   IncomeLOCK(R) Plus............................................  30

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  33
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  33
   Communicating Transfer or Reallocation Instructions...........  35
   Effective Date of Transfer....................................  35
   Transfers During the Payout Period............................  35

FEES AND CHARGES.................................................  35
   Account Maintenance Charge....................................  35
   Surrender Charge..............................................  35
       Amount of Surrender Charge................................  36
       10% Free Withdrawal.......................................  36
       Exceptions to Surrender Charge............................  36
   Premium Tax Charge............................................  36
   Separate Account Charges......................................  36
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  37
   Separate Account Expense Reimbursements or Credits............  37
   Market Value Adjustment ("MVA")...............................  37
   Optional Living Benefit Fees..................................  38
   Other Charges.................................................  38

PAYOUT PERIOD....................................................  39
   Fixed Payout..................................................  39
   Assumed Investment Rate.......................................  39
   Variable Payout...............................................  39
   Combination Fixed and Variable Payout.........................  39


                                                                    PAGE
                                                                    ----
          Partial Annuitization....................................  39
          Payout Date..............................................  39
          Payout Options...........................................  40
          Payout Information.......................................  41

       SURRENDER OF ACCOUNT VALUE..................................  41
          When Surrenders Are Allowed..............................  41
          Surrender Process........................................  41
          Amount That May Be Surrendered...........................  41
          Surrender Restrictions...................................  41
          Partial Surrenders.......................................  42
          Systematic Withdrawals...................................  42
          Distributions Required by Federal Tax Law................  42
          Living Benefits..........................................  43

       EXCHANGE PRIVILEGE..........................................  46

       DEATH BENEFITS..............................................  46
          The Process..............................................  46
          Beneficiary Information..................................  46
             Spousal Beneficiaries.................................  46
             Beneficiaries Other Than Spouses......................  46
          Special Information for Individual
            Nonqualified Contracts.................................  47
          During the Purchase Period...............................  47
          Interest Guaranteed Death Benefit........................  47
          Standard Death Benefit...................................  47
          During the Payout Period.................................  48
          IncomeLOCK...............................................  48
          IncomeLOCK Plus..........................................  49

       OTHER CONTRACT FEATURES.....................................  49
          Changes That May Not Be Made.............................  49
          Change of Beneficiary....................................  49
          Contingent Owner.........................................  49
          Cancellation -- The 21 Day "Free Look"...................  50
          We Reserve Certain Rights................................  50
          Relationship to Employer's Plan..........................  50

       VOTING RIGHTS...............................................  50
          Who May Give Voting Instructions.........................  50
          Determination of Fund Shares Attributable to
            Your Account...........................................  50
             During the Purchase Period............................  50
             During the Payout Period or after a Death Benefit
               Has Been Paid.......................................  50
          How Fund Shares Are Voted................................  50

       FEDERAL TAX MATTERS.........................................  51
          Types of Plans...........................................  51
          Tax Consequences in General..............................  51

       LEGAL PROCEEDINGS...........................................  53

       FINANCIAL STATEMENTS........................................  53

       TABLE OF CONTENTS OF STATEMENT OF
         ADDITIONAL INFORMATION....................................  54

       APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF
         INCOMELOCK PLUS FEE.......................................  54

       APPENDIX B -- INCOMELOCK PLUS EXAMPLES......................  56

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period for IncomeLOCK(R) and on each Benefit Anniversary for IncomeLOCK(R) Plus.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

      BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount, the Minimum Withdrawal Period (for IncomeLOCK) and the Protected Income Payment (for IncomeLOCK Plus).

      BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

      BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

      ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

      EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits, IncomeLOCK and IncomeLOCK Plus, are not available with GPS. IncomeLOCK is available with GPA.

      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

      INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period for IncomeLOCK Plus.

--------------------------------------------------------------------------------


      INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

      INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

      INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

      INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The two Living Benefits we offer in this prospectus, IncomeLOCK and IncomeLOCK Plus, are offered for an additional fee.

      MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

      MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

      MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 Separate Account Charges


                                                                                           $3.75
                                                                                            per
Variable Account Option Maintenance Charge (1)                                            quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I
--------------------------------------------------------------------------------------------------
       Asset Allocation Fund                                                                0.80
--------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                0.80
--------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                          0.80
--------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                            0.80
--------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                     0.80
--------------------------------------------------------------------------------------------------
       Dividend Value Fund                                                                  0.80
--------------------------------------------------------------------------------------------------
       Emerging Economies Fund (formerly, the Global Equity Fund)                           0.80
--------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                   0.80
--------------------------------------------------------------------------------------------------
       Global Real Estate Fund                                                              0.80
--------------------------------------------------------------------------------------------------
       Global Social Awareness Fund                                                         0.80
--------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                 0.80
--------------------------------------------------------------------------------------------------
       Government Securities Fund                                                           0.80
--------------------------------------------------------------------------------------------------
       Growth Fund                                                                          0.80
--------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                 0.80
--------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                 0.80
--------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                             0.80
--------------------------------------------------------------------------------------------------
       International Equities Fund                                                          0.80
--------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                   0.80
--------------------------------------------------------------------------------------------------
       International Growth Fund (formerly, the International Growth I Fund)                0.80
--------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                  0.80
--------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                            0.80
--------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                   0.80
--------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                        0.80
--------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                  0.80
--------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                             0.80
--------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                            0.80
--------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                     0.80
--------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                       0.80
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   VALIC COMPANY I (CONTINUED)
---------------------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                                          0.80
---------------------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                                 0.80
---------------------------------------------------------------------------------------------------------
       Small-Mid Growth Fund                                                                         0.80
---------------------------------------------------------------------------------------------------------
       Stock Index Fund                                                                              0.80
---------------------------------------------------------------------------------------------------------
       Value Fund                                                                                    0.80
---------------------------------------------------------------------------------------------------------
   VALIC COMPANY II
---------------------------------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                                              0.55
---------------------------------------------------------------------------------------------------------
       Capital Appreciation Fund                                                                     0.55
---------------------------------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                                            0.55
---------------------------------------------------------------------------------------------------------
       Core Bond Fund                                                                                0.55
---------------------------------------------------------------------------------------------------------
       High Yield Bond Fund                                                                          0.55
---------------------------------------------------------------------------------------------------------
       International Opportunities Fund (formerly, the International Small Cap Equity Fund)          0.55
---------------------------------------------------------------------------------------------------------
       Large Cap Value Fund                                                                          0.55
---------------------------------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                                           0.55
---------------------------------------------------------------------------------------------------------
       Mid Cap Value Fund                                                                            0.55
---------------------------------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                                                0.55
---------------------------------------------------------------------------------------------------------
       Money Market II Fund                                                                          0.55
---------------------------------------------------------------------------------------------------------
       Small Cap Growth Fund                                                                         0.55
---------------------------------------------------------------------------------------------------------
       Small Cap Value Fund                                                                          0.55
---------------------------------------------------------------------------------------------------------
       Socially Responsible Fund                                                                     0.55
---------------------------------------------------------------------------------------------------------
       Strategic Bond Fund                                                                           0.55
---------------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
---------------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund (formerly, the Lou Holland Growth Fund)         0.80
---------------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                                       0.80
---------------------------------------------------------------------------------------------------------
       Ariel Fund                                                                                    0.80
---------------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund                                                 0.80
---------------------------------------------------------------------------------------------------------
       SunAmerica 2015 High Watermark Fund, Class I (closed to new investments)                      1.05
---------------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I                                                  1.05
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                               1.05
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                            1.05
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                                   1.05
---------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                                     0.80
---------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                             0.80
---------------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                                     1.05
---------------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                                     1.05
---------------------------------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years           0.90%*

 (1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
 * For IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012, the maximum annual IncomeLOCK fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual IncomeLOCK fee is 0.65%.

 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

             NUMBER OF COVERED PERSONS  MAXIMUM ANNUAL FEE RATE(2)
             -------------------------  --------------------------
             FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
             One Covered Person                    2.60%
             Two Covered Persons                   3.10%
             FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
             For One Covered Person                2.20%
             For Two Covered Persons               2.70%

 (1) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus."
 (2) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

                                                 INITIAL    MINIMUM
                                                ANNUAL FEE ANNUAL FEE MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS                          RATE       RATE       DECREASE OR INCREASE*
-------------------------------------------------------------------------------------------------
FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
-------------------------------------------------------------------------------------------------
One Covered Person                                1.30%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
Two Covered Persons                               1.55%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
-------------------------------------------------------------------------------------------------
One Covered Person                                1.10%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
Two Covered Persons                               1.35%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%   1.77%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.05%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.55% and at the maximum annual fee rate of 3.10% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $893  $2,194  $3,329   $5,667


(2) If you annuitize your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $440  $1,756  $2,900   $5,667


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $440  $1,756  $2,900   $5,667



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.55%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the optional IncomeLOCK and IncomeLOCK Plus features are not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $542   $729    $900     $894


(2) If you annuitize your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $73    $229    $400     $894


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $73    $229    $400     $894


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------


Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option. The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The 2002 through 2011 data for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund.




                                                                    NUMBER OF
                                                   UNIT     UNIT      UNITS
                                                 VALUE AT   VALUE  OUTSTANDING
                                                 BEGINNING AT END   AT END OF
 FUND NAME                                  YEAR  OF YEAR  OF YEAR     YEAR
 ---------                                  ---- --------- ------- ------------
 VALIC COMPANY I
   Asset Allocation Fund (Division 5)       2011   5.888    5.895    3,029,788
                                            2010   5.180    5.888    2,746,725
                                            2009   4.225    5.180    2,642,382
                                            2008   5.467    4.225    2,229,129
                                            2007   5.184    5.467    2,377,154
                                            2006   4.676    5.184    2,587,780
                                            2005   4.545    4.676    2,347,052
                                            2004   4.223    4.545    2,763,735
                                            2003   3.557    4.223    1,197,046
                                            2002   3.956    3.557    1,074,736
   Blue Chip Growth Fund (Division 72)      2011   0.980    0.987   68,858,835
                                            2010   0.850    0.980   85,079,813
                                            2009   0.599    0.850  149,343,628
                                            2008   1.057    0.599  121,401,907
                                            2007   0.942    1.057   26,745,363
                                            2006   0.863    0.942   19,213,662
                                            2005   0.826    0.868   11,462,143
                                            2004   0.764    0.826    6,768,256
                                            2003   0.595    0.764    3,885,796
                                            2002   0.793    0.595    2,215,965
   Broad Cap Value Income Fund
    (Division 75)                           2011   1.070    1.079    4,630,772
                                            2010   0.942    1.070    3,600,540
                                            2009   0.758    0.942    3,646,121
                                            2008   1.166    0.758    3,526,886
                                            2007   1.153    1.166    3,939,724
                                            2006   1.011    1.153    3,553,051
   Capital Conservation Fund (Division 7)   2011   3.438    3.643   10,330,789
                                            2010   3.213    3.438    8,481,323
                                            2009   2.918    3.213    6,330,564
                                            2008   3.032    2.918    6,130,802
                                            2007   2.949    3.032   10,912,202
                                            2006   2.844    2.949   12,126,261
                                            2005   2.817    2.844    6,750,984
                                            2004   2.731    2.817    4,379,224
                                            2003   2.644    2.731    1,348,629
                                            2002   2.446    2.644    1,072,328
   Core Equity Fund (Division 15)           2011   2.119    2.092   17,481,863
                                            2010   1.893    2.119   18,841,998
                                            2009   1.547    1.893   20,044,985
                                            2008   2.479    1.547   20,940,813
                                            2007   2.426    2.479   24,019,431
                                            2006   2.189    2.426   25,973,836
                                            2005   2.123    2.189   26,750,447
                                            2004   1.980    2.123   28,464,512
                                            2003   1.574    1.980   19,470,281
                                            2002   2.038    1.574   18,853,525
   Dividend Value Fund (Division 21)        2011   1.672    1.794   34,436,195
                                            2010   1.478    1.672   23,966,078
                                            2009   1.252    1.478   22,646,853
                                            2008   1.948    1.252   18,379,431
                                            2007   1.973    1.948   26,965,273
                                            2006   1.698    1.973   29,596,738
                                            2005   1.637    1.698   20,636,771
                                            2004   1.463    1.637   25,071,204
                                            2003   1.141    1.463   22,738,226
                                            2002   1.430    1.141   20,786,632
   Emerging Economies Fund
    (Division 87)                           2011   1.001    0.864   51,191,137
                                            2010   0.907    1.001   45,372,388


                                                                    NUMBER OF
                                                   UNIT     UNIT      UNITS
                                                 VALUE AT   VALUE  OUTSTANDING
                                                 BEGINNING AT END   AT END OF
 FUND NAME                                  YEAR  OF YEAR  OF YEAR     YEAR
 ---------                                  ---- --------- ------- ------------
                                            2009   0.705    0.907   48,075,251
                                            2008   1.319    0.705   50,955,540
                                            2007   1.219    1.319   59,675,090
                                            2006   1.065    1.219   62,815,066
   Foreign Value Fund (Division 89)         2011   1.158    1.000  191,379,130
                                            2010   1.085    1.158  202,902,133
                                            2009   0.742    1.085  162,783,774
                                            2008   1.350    0.742  133,656,004
                                            2007   1.224    1.350  159,603,928
                                            2006   1.066    1.224  133,705,192
   Global Real Estate Fund (Division 101)   2011   0.988    0.901   38,784,368
                                            2010   0.842    0.988   41,079,916
                                            2009   0.644    0.842           --
                                            2008      --    0.644   49,429,780
   Global Social Awareness Fund
    (Division 12)                           2011   3.962    3.687   20,870,012
                                            2010   3.558    3.962   20,306,764
                                            2009   2.726    3.558   22,719,887
                                            2008   4.579    2.726   39,523,029
                                            2007   4.421    4.579   19,729,895
                                            2006   3.858    4.421   16,926,134
                                            2005   3.737    3.858   13,141,444
                                            2004   3.406    3.737   11,413,457
                                            2003   2.673    3.406    7,627,455
                                            2002   3.520    2.673    6,937,701
   Global Strategy Fund (Division 88)       2011   1.424    1.381   74,366,594
                                            2010   1.285    1.424   83,586,363
                                            2009   1.045    1.285   64,106,781
                                            2008   1.330    1.045   65,738,597
                                            2007   1.218    1.330   65,892,584
                                            2006   1.085    1.218   62,685,696
   Government Securities Fund
    (Division 8)                            2011   3.377    3.677    5,767,786
                                            2010   3.274    3.377    6,176,311
                                            2009   3.430    3.274    6,933,085
                                            2008   3.150    3.430    7,504,411
                                            2007   2.950    3.150    4,473,833
                                            2006   2.886    2.950    4,116,952
                                            2005   2.835    2.886    3,915,219
                                            2004   2.762    2.835    3,958,504
                                            2003   2.753    2.762    3,227,650
                                            2002   2.477    2.753    3,292,403
   Growth Fund (Division 78)                2011   1.071    1.056  119,892,004
                                            2010   0.913    1.071  128,731,317
                                            2009   0.674    0.913  135,951,401
                                            2008   1.126    0.674  140,357,001
                                            2007   0.938    1.126  156,938,148
                                            2006   0.913    0.938  182,212,881
   Growth & Income Fund (Division 16)       2011   2.293    2.175    6,162,402
                                            2010   2.058    2.293    6,362,314
                                            2009   1.703    2.058    6,209,783
                                            2008   2.715    1.703    6,157,735
                                            2007   2.557    2.715    6,328,894
                                            2006   2.234    2.557    6,505,783
                                            2005   2.220    2.234    5,954,464
                                            2004   2.021    2.220    6,095,902
                                            2003   1.661    2.021    4,253,296
                                            2002   2.133    1.661    3,882,769
   Health Sciences Fund (Division 73)       2011   1.499    1.643   27,174,951
                                            2010   1.305    1.499   26,728,588
                                            2009   1.000    1.305   27,359,821

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                   UNIT     UNIT      UNITS
                                                 VALUE AT   VALUE  OUTSTANDING
                                                 BEGINNING AT END   AT END OF
 FUND NAME                                  YEAR  OF YEAR  OF YEAR     YEAR
 ---------                                  ---- --------- ------- ------------
                                            2008   1.432    1.000   26,863,873
                                            2007   1.228    1.432   26,116,352
                                            2006   1.141    1.228   24,084,413
                                            2005   1.018    1.141   19,631,720
                                            2004   0.889    1.018   18,476,640
                                            2003   0.654    0.889   11,800,752
                                            2002   0.911    0.654    7,126,532
   Inflation Protected Fund (Division 77)   2011   1.200    1.311   33,786,493
                                            2010   1.109    1.200   31,215,988
                                            2009   1.020    1.109   28,157,455
                                            2008   1.086    1.020   20,725,276
                                            2007   1.015    1.086    1,568,920
                                            2006   1.019    1.015    1,032,927
                                            2005   1.007    1.019      738,313
   International Equities Fund
    (Division 11)                           2011   1.734    1.495  105,632,807
                                            2010   1.611    1.734   96,504,216
                                            2009   1.253    1.611  102,283,340
                                            2008   2.232    1.253   99,483,288
                                            2007   2.069    2.232   74,223,737
                                            2006   1.695    2.069   64,365,451
                                            2005   1.460    1.695   56,778,241
                                            2004   1.249    1.460   28,358,868
                                            2003   0.971    1.249    5,167,502
                                            2002   1.205    0.971    3,400,912
   International Government Bond Fund
    (Division 13)                           2011   3.016    3.126   10,632,126
                                            2010   2.812    3.016   11,503,586
                                            2009   2.541    2.812   10,819,217
                                            2008   2.576    2.541   10,812,062
                                            2007   2.426    2.576    8,847,496
                                            2006   2.265    2.426    8,438,812
                                            2005   2.297    2.265    7,775,394
                                            2004   2.093    2.297    7,458,086
                                            2003   1.767    2.093    5,961,121
                                            2002   1.517    1.767    5,528,660
   International Growth Fund
    (Division 20)                           2011   2.353    2.105   82,221,742
                                            2010   2.106    2.353   91,816,115
                                            2009   1.569    2.106   86,628,894
                                            2008   2.726    1.569   77,628,544
                                            2007   2.396    2.726   62,755,171
                                            2006   1.911    2.396   53,390,070
                                            2005   1.694    1.911   21,522,837
                                            2004   1.477    1.694   20,553,185
                                            2003   1.187    1.477   13,984,886
                                            2002   1.465    1.187   12,743,207
   Large Cap Core Fund (Division 76)        2011   1.254    1.231   35,611,504
                                            2010   1.083    1.254   40,907,059
                                            2009   0.789    1.083   27,520,870
                                            2008   1.179    0.789   29,714,624
                                            2007   1.100    1.179    7,981,210
                                            2006   0.998    1.100   10,782,371
   Large Capital Growth Fund
    (Division 79)                           2011   1.160    1.080   62,767,308
                                            2010   1.012    1.160   67,951,552
                                            2009   0.778    1.012   74,628,729
                                            2008   1.276    0.778   76,395,739
                                            2007   1.117    1.276   86,700,537
                                            2006   1.025    1.117   96,979,118
   Mid Cap Index Fund (Division 4)          2011  12.202   11.862   39,921,504
                                            2010   9.742   12.202   43,005,635
                                            2009   7.102    9.742   38,606,775
                                            2008  11.344    7.102   37,372,986
                                            2007  10.624   11.344   45,491,146
                                            2006   9.738   10.624   39,718,568
                                            2005   8.749    9.738   29,741,528
                                            2004   7.600    8.749   23,510,000
                                            2003   5.669    7.600   11,557,436
                                            2002   6.716    5.669    7,884,899
   Mid Cap Strategic Growth Fund
    (Division 83)                           2011   1.443    1.335   37,897,861
                                            2010   1.153    1.443   41,566,403
                                            2009   0.790    1.153   42,720,011
                                            2008   1.534    0.790   41,439,895


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
  FUND NAME                               YEAR  OF YEAR  OF YEAR     YEAR
  ---------                               ---- --------- ------- ------------
                                          2007   1.192    1.534   43,577,178
                                          2006   1.151    1.192   44,706,601
    Money Market I Fund (Division 6)      2011   2.214    2.197   37,244,115
                                          2010   2.232    2.214   37,036,338
                                          2009   2.243    2.232   38,529,468
                                          2008   2.211    2.243   41,978,622
                                          2007   2.129    2.211   39,301,696
                                          2006   2.052    2.129   33,924,139
                                          2005   2.013    2.052   28,132,393
                                          2004   2.013    2.013   26,933,761
                                          2003   2.017    2.013   18,172,683
                                          2002   2.008    2.017   19,301,326
    Nasdaq-100(R) Index Fund
     (Division 46)                        2011   0.623    0.636   35,029,223
                                          2010   0.524    0.623   33,740,780
                                          2009   0.340    0.524   34,980,305
                                          2008   0.595    0.340   26,571,733
                                          2007   0.506    0.595   27,194,567
                                          2006   0.478    0.506   23,231,663
                                          2005   0.476    0.478   25,535,001
                                          2004   0.436    0.476   22,398,281
                                          2003   0.294    0.436   16,938,599
                                          2002   0.481    0.294    5,273,086
    Science & Technology Fund
     (Division 17)                        2011   2.941    2.742   51,309,375
                                          2010   2.428    2.941   54,133,425
                                          2009   1.479    2.428   56,751,172
                                          2008   2.760    1.479   55,172,289
                                          2007   2.364    2.760   59,564,326
                                          2006   2.251    2.364   64,380,758
                                          2005   2.196    2.251   65,611,927
                                          2004   2.196    2.196   69,117,271
                                          2003   1.462    2.196   49,350,491
                                          2002   2.464    1.462   43,387,665
    Small Cap Aggressive Growth Fund
     (Division 86)                        2011   1.314    1.170   13,844,351
                                          2010   1.036    1.314   15,632,515
                                          2009   0.682    1.036   14,759,096
                                          2008   1.157    0.682   11,819,048
                                          2007   1.019    1.157   11,262,606
                                          2006   1.004    1.019    9,552,046
    Small Cap Fund (Division 18)          2011   2.945    2.899   18,852,093
                                          2010   2.291    2.945   17,940,866
                                          2009   1.799    2.291   18,691,230
                                          2008   2.759    1.799   18,545,437
                                          2007   2.965    2.759   20,439,938
                                          2006   2.757    2.965   21,763,492
                                          2005   2.589    2.757   20,249,184
                                          2004   2.193    2.589   18,364,613
                                          2003   1.621    2.193   12,011,653
                                          2002   2.132    1.621   10,322,622
    Small Cap Index Fund (Division 14)    2011   4.053    3.848   45,696,404
                                          2010   3.229    4.053   48,126,185
                                          2009   2.538    3.229   53,415,617
                                          2008   3.905    2.538   51,046,581
                                          2007   4.012    3.905   49,243,569
                                          2006   3.426    4.012   44,380,293
                                          2005   3.312    3.426   36,938,650
                                          2004   2.832    3.312   24,717,107
                                          2003   1.949    2.832   10,500,147
                                          2002   2.481    1.949    6,154,595
    Small Cap Special Values Fund
     (Division 84)                        2011   1.043    0.983   49,791,875
                                          2010   0.865    1.043   46,636,396
                                          2009   0.663    0.865   48,348,174
                                          2008   1.036    0.663   48,100,392
                                          2007   1.161    1.036   57,828,742
                                          2006   1.045    1.161   60,603,093
    Small-Mid Growth Fund (Division 85)   2011   1.066    1.011   24,151,885
                                          2010   0.851    1.066   25,389,324
                                          2009   0.609    0.851   26,519,296
                                          2008   1.018    0.609   25,613,348
                                          2007   1.056    1.018   29,079,281
                                          2006   1.016    1.056   32,825,521
    Stock Index Fund (Division 10)        2011   5.383    5.437   99,347,937
                                          2010   4.731    5.383  106,396,401

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR     YEAR
   ---------                              ---- --------- ------- ------------
                                          2009   3.780    4.731  111,145,188
                                          2008   6.068    3.780   93,757,719
                                          2007   5.819    6.068  122,250,822
                                          2006   5.082    5.819  117,621,590
                                          2005   4.900    5.082  104,405,219
                                          2004   4.469    4.900   87,908,580
                                          2003   3.514    4.469   55,777,760
                                          2002   4.567    3.514   47,259,245
     Value Fund (Division 74)             2011   1.278    1.239   25,044,590
                                          2010   1.122    1.278   26,658,040
                                          2009   0.848    1.122   49,493,853
                                          2008   1.477    0.848   75,795,741
                                          2007   1.401    1.477    9,868,917
                                          2006   1.214    1.401    8,626,115
                                          2005   1.150    1.214   11,244,909
                                          2004   0.997    1.150      507,725
                                          2003   0.798    0.997      331,439
                                          2002   1.000    0.798      123,767
   VALIC COMPANY II
     Aggressive Growth Lifestyle Fund
      (Division 48)                       2011   1.999    1.985   17,666,931
                                          2010   1.734    1.999   11,724,872
                                          2009   1.350    1.734   10,423,599
                                          2008   2.025    1.350    8,808,632
                                          2007   1.854    2.025    7,006,792
                                          2006   1.635    1.854    5,141,753
                                          2005   1.470    1.635    3,244,516
                                          2004   1.302    1.470    3,117,742
                                          2003   1.012    1.302    2,677,110
                                          2002   1.248    1.012    1,960,053
     Capital Appreciation Fund
      (Division 39)                       2011   1.009    0.984    5,861,490
                                          2010   0.887    1.009    6,782,811
                                          2009   0.674    0.887    6,938,458
                                          2008   1.214    0.674    6,446,024
                                          2007   1.018    1.214    4,197,252
                                          2006   0.969    1.018    1,566,885
                                          2005   0.942    0.969    1,528,329
                                          2004   0.867    0.942    1,413,834
                                          2003   0.692    0.867    1,301,251
                                          2002   1.005    0.692    1,002,903
     Conservative Growth Lifestyle Fund
      (Division 50)                       2011   2.120    2.181   12,981,590
                                          2010   1.879    2.120   10,541,653
                                          2009   1.563    1.879    8,730,081
                                          2008   1.924    1.563    7,340,616
                                          2007   1.806    1.924    6,316,431
                                          2006   1.656    1.806    4,589,479
                                          2005   1.568    1.656    3,753,599
                                          2004   1.444    1.568    3,031,412
                                          2003   1.240    1.444    2,308,156
                                          2002   1.313    1.240    1,451,290
     Core Bond Fund (Division 58)         2011   1.766    1.865   27,821,085
                                          2010   1.620    1.766   21,687,496
                                          2009   1.405    1.620    9,995,658
                                          2008   1.483    1.405    8,180,262
                                          2007   1.436    1.483   15,849,736
                                          2006   1.376    1.436    5,033,403
                                          2005   1.354    1.376    3,835,809
                                          2004   1.299    1.354    2,639,445
                                          2003   1.256    1.299    1,510,859
                                          2002   1.160    1.256      870,673
     High Yield Bond Fund (Division 60)   2011   2.047    2.126   16,213,219
                                          2010   1.813    2.047   17,154,143
                                          2009   1.271    1.813   20,415,499
                                          2008   1.860    1.271   19,488,366
                                          2007   1.843    1.860   16,222,580
                                          2006   1.650    1.843    8,923,303
                                          2005   1.547    1.650    5,399,050
                                          2004   1.342    1.547    4,057,359
                                          2003   1.038    1.342    2,474,955
                                          2002   1.063    1.038      680,131
     International Opportunities Fund
      (Division 33)                       2011   1.925    1.539   41,901,488
                                          2010   1.613    1.925   44,613,482


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
  FUND NAME                               YEAR  OF YEAR  OF YEAR     YEAR
  ---------                               ---- --------- ------- ------------
                                          2009   1.291    1.613   57,816,493
                                          2008   2.216    1.291   73,410,884
                                          2007   2.105    2.216   58,611,447
                                          2006   1.761    2.105   39,145,880
                                          2005   1.367    1.761   16,575,388
                                          2004   1.152    1.367    2,766,497
                                          2003   0.905    1.152    2,314,835
                                          2002   1.102    0.905    1,620,256
    Large Cap Value Fund (Division 40)    2011   1.746    1.661   16,738,210
                                          2010   1.515    1.746   17,449,668
                                          2009   1.382    1.515   19,825,218
                                          2008   2.196    1.382   21,736,549
                                          2007   2.143    2.196   43,706,583
                                          2006   1.817    2.143   25,530,357
                                          2005   1.679    1.817    5,230,944
                                          2004   1.486    1.679    4,394,274
                                          2003   1.172    1.486    3,573,479
                                          2002   1.339    1.172    2,664,154
    Mid Cap Growth Fund (Division 37)     2011   1.393    1.315   13,429,593
                                          2010   1.147    1.393   14,857,122
                                          2009   0.803    1.147   18,440,364
                                          2008   1.512    0.803   18,467,909
                                          2007   1.334    1.512   11,172,318
                                          2006   1.166    1.334    8,040,867
                                          2005   1.054    1.166    6,372,968
                                          2004   0.940    1.054    6,194,518
                                          2003   0.683    0.940    6,055,536
                                          2002   0.984    0.683    4,401,019
    Mid Cap Value Fund (Division 38)      2011   3.507    3.181   46,427,884
                                          2010   2.885    3.507   43,359,711
                                          2009   2.121    2.885   57,728,237
                                          2008   3.479    2.121   62,370,901
                                          2007   3.403    3.479   25,654,821
                                          2006   2.931    3.403   19,629,064
                                          2005   2.694    2.931   14,245,575
                                          2004   2.330    2.694   10,689,956
                                          2003   1.634    2.330    7,010,024
                                          2002   1.910    1.634    5,041,443
    Moderate Growth Lifestyle Fund
     (Division 49)                        2011   2.135    2.150   20,461,065
                                          2010   1.869    2.135   16,247,558
                                          2009   1.490    1.869   13,538,857
                                          2008   2.030    1.490   11,142,644
                                          2007   1.874    2.030    9,172,801
                                          2006   1.698    1.874    7,057,287
                                          2005   1.571    1.698    5,129,289
                                          2004   1.421    1.571    4,669,976
                                          2003   1.158    1.421    3,960,868
                                          2002   1.300    1.158    3,015,695
    Money Market II Fund (Division 44)    2011   1.296    1.289   38,060,038
                                          2010   1.303    1.296   38,478,735
                                          2009   1.305    1.303   40,263,703
                                          2008   1.284    1.305   47,610,261
                                          2007   1.234    1.284   42,190,759
                                          2006   1.186    1.234   26,281,226
                                          2005   1.161    1.186   13,322,408
                                          2004   1.158    1.161    9,253,840
                                          2003   1.157    1.158   10,043,486
                                          2002   1.149    1.157    9,173,724
    Small Cap Growth Fund (Division 35)   2011   1.758    1.675    7,410,549
                                          2010   1.322    1.758    7,939,435
                                          2009   0.965    1.322    7,026,763
                                          2008   1.709    0.965    6,163,487
                                          2007   1.652    1.709    6,002,415
                                          2006   1.510    1.652    5,115,263
                                          2005   1.449    1.510    4,060,645
                                          2004   1.314    1.449    3,633,808
                                          2003   0.906    1.314    3,049,513
                                          2002   1.356    0.906    1,738,121
    Small Cap Value Fund (Division 36)    2011   2.513    2.305   27,927,341
                                          2010   2.009    2.513   32,622,022
                                          2009   1.626    2.009   31,932,767
                                          2008   2.327    1.626   22,439,199
                                          2007   2.515    2.327   27,144,038
                                          2006   2.129    2.515   10,774,645

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                  UNIT     UNIT      UNITS
                                                VALUE AT   VALUE  OUTSTANDING
                                                BEGINNING AT END   AT END OF
 FUND NAME                                 YEAR  OF YEAR  OF YEAR     YEAR
 ---------                                 ---- --------- ------- ------------
                                           2005   2.006    2.129    5,890,358
                                           2004   1.689    2.006    5,284,700
                                           2003   1.220    1.689    3,695,332
                                           2002   1.401    1.220    2,396,378
   Socially Responsible Fund
    (Division 41)                          2011   1.433    1.444   54,625,364
                                           2010   1.257    1.433   64,986,935
                                           2009   0.967    1.257   49,219,242
                                           2008   1.557    0.967   55,555,891
                                           2007   1.505    1.557   99,581,896
                                           2006   1.309    1.505   44,151,626
                                           2005   1.265    1.309   12,628,904
                                           2004   1.157    1.265    7,262,970
                                           2003   0.907    1.157    1,855,413
                                           2002   1.190    0.907    1,518,217
   Strategic Bond Fund (Division 59)       2011   2.312    2.399   37,914,456
                                           2010   2.094    2.312   34,423,137
                                           2009   1.671    2.094   31,778,845
                                           2008   1.959    1.671   28,014,096
                                           2007   1.891    1.959   26,880,177
                                           2006   1.752    1.891   18,395,330
                                           2005   1.679    1.752   10,593,319
                                           2004   1.526    1.679    5,542,385
                                           2003   1.285    1.526    2,748,551
                                           2002   1.212    1.285      987,994
 PUBLIC FUNDS
   American Beacon Holland Large Cap
    Growth Fund (Division 70)              2011   1.068    1.095   25,370,025
                                           2010   0.945    1.068   26,865,665
                                           2009   0.685    0.945   27,020,289
                                           2008   1.059    0.685   25,774,376
                                           2007   0.976    1.059   27,404,429
                                           2006   0.935    0.976   30,306,497
                                           2005   0.950    0.935    4,950,398
                                           2004   0.861    0.950    4,379,555
                                           2003   0.680    0.861    2,753,598
                                           2002   0.873    0.680    1,389,807
   Ariel Appreciation Fund (Division 69)   2011   1.971    1.812   28,399,622
                                           2010   1.661    1.971   29,827,419
                                           2009   1.027    1.661   29,627,334
                                           2008   1.748    1.027   28,946,608
                                           2007   1.787    1.748   32,265,610
                                           2006   1.623    1.787   33,754,062
                                           2005   1.590    1.623   38,100,573
                                           2004   1.417    1.590   34,489,384
                                           2003   1.091    1.417   25,946,570
                                           2002   1.226    1.091   17,307,445
   Ariel Fund (Division 68)                2011   2.024    1.780   47,909,726
                                           2010   1.619    2.024   49,429,131
                                           2009   0.999    1.619   50,193,804
                                           2008   1.946    0.999   45,024,988
                                           2007   1.996    1.946   48,168,727
                                           2006   1.823    1.996   50,067,793
                                           2005   1.821    1.823   52,075,771
                                           2004   1.505    1.821   41,615,562
                                           2003   1.185    1.505   23,969,761
                                           2002   1.259    1.185   13,823,829
   Invesco Balanced-Risk Commodity
    Strategy Fund (Division 102)           2011      --    0.967      151,444
   SunAmerica 2015 High Watermark
    (Division 81)                          2011   1.159    1.215    1,690,085
                                           2010   1.099    1.159    2,105,314
                                           2009   1.115    1.099    2,325,080
                                           2008   1.183    1.115    2,226,491
                                           2007   1.130    1.183    1,635,174
                                           2006   1.033    1.130    1,436,871
                                           2005   1.000    1.033      733,478
   SunAmerica 2020 High Watermark
    (Division 82)                          2011   0.995    1.155    2,504,779
                                           2010   0.923    0.995    2,017,691
                                           2009   0.994    0.923    1,688,248
                                           2008   1.200    0.994    1,387,285
                                           2007   1.147    1.200    1,201,351
                                           2006   1.045    1.147      895,679
                                           2005   1.000    1.045      541,738


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR     YEAR
   ---------                              ---- --------- ------- ------------
     Vanguard LifeStrategy Conservative
      Growth Fund (Division 54)           2011   1.638    1.649    6,396,660
                                          2010   1.489    1.638    6,598,364
                                          2009   1.286    1.489    6,609,264
                                          2008   1.614    1.286    6,110,618
                                          2007   1.525    1.614    6,042,668
                                          2006   1.393    1.525    4,499,544
                                          2005   1.348    1.393    3,330,251
                                          2004   1.261    1.348    2,836,503
                                          2003   1.093    1.261    1,954,391
                                          2002   1.167    1.093    1,007,113
     Vanguard LifeStrategy Growth Fund
      (Division 52)                       2011   1.596    1.544   13,373,358
                                          2010   1.402    1.596   12,959,475
                                          2009   1.133    1.402   12,920,282
                                          2008   1.746    1.133   12,185,285
                                          2007   1.642    1.746   12,472,587
                                          2006   1.429    1.642   10,657,941
                                          2005   1.351    1.429    8,184,272
                                          2004   1.213    1.351    7,076,717
                                          2003   0.954    1.213    5,142,574
                                          2002   1.145    0.954    3,864,620
     Vanguard LifeStrategy Moderate
      Growth Fund (Division 53)           2011   1.646    1.633   15,183,482
                                          2010   1.468    1.646   14,224,933
                                          2009   1.233    1.468   16,238,248
                                          2008   1.695    1.233   14,971,811
                                          2007   1.596    1.695   16,392,940
                                          2006   1.423    1.596   12,482,445
                                          2005   1.361    1.423   10,567,495
                                          2004   1.244    1.361    9,612,545
                                          2003   1.027    1.244    7,167,191
                                          2002   1.157    1.027    4,834,564
     Vanguard Long-Term Investment-
      Grade Fund (Division 22)            2011   2.479    2.882   17,240,348
                                          2010   2.257    2.479   17,859,422
                                          2009   2.092    2.257   17,890,493
                                          2008   2.062    2.092   17,200,551
                                          2007   2.003    2.062   21,487,990
                                          2006   1.963    2.003   22,101,376
                                          2005   1.882    1.963   19,181,331
                                          2004   1.741    1.882   16,058,977
                                          2003   1.652    1.741   12,089,610
                                          2002   1.471    1.652   11,209,489
     Vanguard Long-Term Treasury Fund
      (Division 23)                       2011   2.494    3.198   23,805,059
                                          2010   2.308    2.494   26,416,159
                                          2009   2.645    2.308   37,453,620
                                          2008   2.176    2.645   43,798,242
                                          2007   2.008    2.176   32,953,874
                                          2006   1.990    2.008   31,129,909
                                          2005   1.882    1.990   27,830,619
                                          2004   1.770    1.882   23,918,115
                                          2003   1.738    1.770   19,619,013
                                          2002   1.502    1.738   19,883,997
     Vanguard Wellington Fund
      (Division 25)                       2011   2.837    2.916  108,944,504
                                          2010   2.584    2.837  121,148,721
                                          2009   2.137    2.584  101,733,150
                                          2008   2.780    2.137  100,181,566
                                          2007   2.592    2.780  105,454,217
                                          2006   2.279    2.592  105,124,832
                                          2005   2.156    2.279   86,469,604
                                          2004   1.960    2.156   75,722,620
                                          2003   1.640    1.960   57,521,256
                                          2002   1.780    1.640   48,274,786
     Vanguard Windsor II Fund
      (Division 24)                       2011   2.379    2.417  122,759,875
                                          2010   2.173    2.379  134,595,533
                                          2009   1.728    2.173  147,608,674
                                          2008   2.759    1.728  127,389,564
                                          2007   2.728    2.759  128,524,770
                                          2006   2.331    2.728  125,930,178
                                          2005   2.201    2.331  108,446,296
                                          2004   1.880    2.201   87,345,541
                                          2003   1.461    1.880   56,268,484
                                          2002   1.776    1.461   46,093,281

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.05% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. Beginning May 1, 2012, you may elect either Living Benefit only on your original Contract issue date. The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits."

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age

--------------------------------------------------------------------------------

59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect a Living Benefit and then take a loan after the Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with these features.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

14


 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans,

--------------------------------------------------------------------------------

there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust was established for the sole benefit of the U.S. Department of the Treasury (the "Department of Treasury") to hold all of the outstanding AIG Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG common stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock ("Series E Preferred Stock") and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock ("Series F Preferred Stock").

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for shares of AIG common stock, which was transferred by the trust to the Department of the Treasury. The Series E Preferred Stock and Series F Preferred Stock were exchanged for interests in special purpose entities.

As a result of the Recapitalization, AIG is controlled by the Department of the Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG common stock representing approximately 92 percent of AIG common stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG common stock by the Department of the Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.

These transactions do not alter the Company's obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York

--------------------------------------------------------------------------------

10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Divison invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("Distributor"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.


VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. If IncomeLOCK or IncomeLOCK Plus are selected, financial advisors will receive up to a 1% commission and a 0.03% annual trail. Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment. If IncomeLOCK or IncomeLOCK Plus are selected, such broker-dealers will receive up to a 1% commission and a 0.10% annual trail. In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.
The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK or IncomeLOCK Plus, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your

--------------------------------------------------------------------------------

Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

18



VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management, LP                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong,
                          Sub-Adviser: SunAmerica                              Shaw Associates, Inc.;
                                                                               Barrow Hanley; Hotchkis
 Growth Fund              Adviser: VALIC                                       and Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan
 Mid Cap Growth Fund                                                           Stanley Investment
                          Adviser: VALIC                                       Management, Inc. and
                          Sub-Adviser: Columbia      Mid Cap Value Fund        RCM Capital Management,
 Mid Cap Index Fund        Management                                          LLC ("RCM")

                          Adviser: VALIC                                      Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management,
                                                                               Inc., Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman
 Small Cap Aggressive                                                          Value Management, LLC
   Growth Fund            Adviser: VALIC                                       and Wells Capital
                          Sub-Adviser: RS            Small-Mid Growth Fund     Management Incorporated
                           Investment Management                               ("Wells Capital")
 Small Cap Fund            Co. LLC                   Small Cap Value Fund
                                                                              Adviser: VALIC
 Small Cap Growth Fund    Adviser: VALIC                                      Sub-Advisers: Century
                          Sub-Advisers: Invesco,                               Capital Management, LLC
                           T. Rowe Price and                                   and Wells Capital
 Small Cap Index Fund      Bridgeway Capital
                           Management, LLC                                    Adviser: VALIC
                                                                              Sub-Advisers: JP Morgan
                          Adviser: VALIC                                       Investment Management
                          Sub-Adviser: JPMIM                                   Inc. ("JPMIM"),
                                                                               SunAmerica and
                          Adviser: VALIC                                       Metropolitan West
                          Sub-Adviser: SunAmerica                              Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin
                           Investments, LLC                                    Advisers, Inc. and
                           ("PineBridge")                                      Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American
                                                                               Century, Invesco and
 Foreign Value Fund       Adviser: VALIC                                       Massachusetts Financial
                          Sub-Adviser: Templeton                               Services Company
                           Global Advisors Ltd.

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: Invesco and
                                                                               UBS Global Asset
                                                                               Management (Americas)
                                                                               Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund                   Adviser: VALIC
 Health Sciences Fund      Management, L.P.                                   Sub-Advisers: T. Rowe
                                                     Science & Technology      Price, RCM and
                          Adviser: VALIC               Fund                    Wellington Management
                          Sub-Adviser: T. Rowe
                          Price

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
   Lifestyle Fund         Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
 Asset Allocation Fund    Adviser: VALIC                                      benefit from the
                          Sub-Adviser: PineBridge    Vanguard LifeStrategy    investment advisory
                                                       Growth Fund            services provided to the
 Conservative Growth      Adviser: VALIC                                      underlying funds in
   Lifestyle Fund         Sub-Adviser: PineBridge    Vanguard LifeStrategy    which they invest. The
                                                       Moderate Growth Fund   investment advisors to
 Moderate Growth          Adviser: VALIC                                      the underlying funds are
   Lifestyle Fund         Sub-Adviser: PineBridge                             Vanguard and Mellon
                                                     Vanguard Wellington Fund Capital Management
 SunAmerica 2015 High     Adviser: VALIC                                      Corporation.
   Watermark Fund*        Sub-Adviser: SunAmerica
                                                                              Adviser: Wellington
 SunAmerica 2020 High     Adviser: VALIC                                       Management
   Watermark Fund         Sub-Adviser: SunAmerica

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica
                                                     Money Market II Fund
 Core Bond Fund           Adviser: VALIC                                      Adviser: VALIC
                          Sub-Adviser: PineBridge    Strategic Bond Fund      Sub-Adviser: SunAmerica
 Government Securities
   Fund                   Adviser: VALIC             Vanguard Long-Term       Adviser: VALIC
                          Sub-Advisers: JPMIM and      Investment-Grade Fund  Sub-Adviser: PineBridge
 High Yield Bond Fund      SunAmerica
                                                     Vanguard Long-Term       Adviser: Wellington
                          Adviser: VALIC               Treasury Fund          Management
 Inflation Protected Fund Sub-Adviser: Wellington
                           Management                                         Adviser: Vanguard
 International
   Government Bond Fund   Adviser: VALIC
                          Sub-Adviser: PineBridge

                          Adviser: VALIC
                          Sub-Adviser: PineBridge

--------
* closed to new investments

Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund, and the International Growth I Fund changed its name to the International Growth Fund. On March 23, 2012, the Lou Holland Growth Fund was merged into the American Beacon Holland Large Cap Growth Fund. On
May 1, 2012, the International Small Cap Equity Fund changed its name to the International Opportunities Fund. A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that

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the funds (check, wire, or ACH) clearly identify the individual SSN or Group
Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If

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the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the IncomeLOCK or IncomeLOCK Plus programs; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. Beginning May 1, 2012, you may elect a Living Benefit only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life (IncomeLOCK or IncomeLOCK Plus) or the lives of both you and your spouse (IncomeLOCK Plus only).

The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as

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long as you live, or as long as you and your spouse live, even if the entire
Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefits. You could pay for these features and not need to use them. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by these Living Benefits.

Below is a summary of the optional Living Benefits offered in your Contract, including a table summarizing the applicable features and components of each Living Benefit.

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65th birthday to take your first withdrawal under the program.

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012. You may begin taking withdrawals as early as age 45 at 4.5%, 5% or 5.5% of your Benefit Base, depending on the Income Credit option selected and the number of persons covered under the benefit (see table below). In addition, if your Account Value is reduced to zero, you will still benefit from the Protected Income Payment, which guarantees annual income of 4% for life (or 3% if withdrawals began before age 65). Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

LIVING BENEFIT OPTIONS -- SUMMARY

------------------------------------------------------------------------------------------------------------------------
FEATURE                   INCOMELOCK                              INCOMELOCK +6                  INCOMELOCK +8
-------                   ----------                              -------------                  -------------
------------------------------------------------------------------------------------------------------------------------
LIVES COVERED             You                              You and your spouse           You and your spouse
------------------------------------------------------------------------------------------------------------------------
INCOME CREDIT PERCENTAGE  Not applicable                   6% reduced for withdrawals    8% in years there are no
                                                           each year (available for the  withdrawals (available for the
                                                           first 12 Benefit Years)       first 12 Benefit Years)
------------------------------------------------------------------------------------------------------------------------

MAXIMUM ANNUAL            Before 5th Benefit Year          For Endorsement Dates on or   For Endorsement Dates on or
WITHDRAWAL PERCENTAGE     anniversary: 5%                  after May 1, 2012:            after May 1, 2012:

                          On or after 5th Benefit Year     One Covered Person: 5.5%      One Covered Person: 5%
                          anniversary: 7%
                                                           Two Covered Persons: 5%       Two Covered Persons: 4.5%
                          On or after 10th Benefit Year
                          anniversary: 10%                 For Endorsement Dates         For Endorsement Dates
                                                           Prior to May 1, 2012:         Prior to May 1, 2012:
                          On or after 20th Benefit Year
                          anniversary: 10%                 One Covered Person: 6%        One Covered Person: 5.5%

                          On or after the Benefit          Two Covered Persons: 5.5%     Two Covered Persons: 5%
                          Anniversary following your 65th
                          birthday (for lifetime
                          withdrawals): 5%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
FEATURE             INCOMELOCK                           INCOMELOCK +6                  INCOMELOCK +8
-------             ----------                           -------------                  -------------
--------------------------------------------------------------------------------------------------------------

PROTECTED INCOME    No Reduction to the Maximum  Age 45-64 at First             Age 45-64 at First
PAYMENT PERCENTAGE  Annual Withdrawal Amount     Withdrawal: 3%                 Withdrawal: 3%
                                                 Age 65+ at First               Age 65+ at First
                                                 Withdrawal: 4%                 Withdrawal: 4%
--------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM  Not applicable               Available on the 12th Benefit  Available on the 12th Benefit
BENEFIT BASE                                     Anniversary if no withdrawals  Anniversary if no withdrawals
                                                 were taken                     were taken
--------------------------------------------------------------------------------------------------------------

See the "IncomeLOCK" and "IncomeLOCK Plus" sections below for a more detailed discussion of each of these Living Benefit options.

Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

                                INVESTMENT RESTRICTIONS
      INVESTMENT         ---------------------------------------
         GROUP            INCOMELOCK       INCOMELOCK PLUS      VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Group A: Bond, Cash and  20%-Minimum   30%*-Minimum               Fixed Account Plus
Fixed Accounts                                                    Short-Term Fixed Account
                         100%-Maximum  100%-Maximum               Capital Conservation Fund
                                                                  Core Bond Fund
                                       *20% of each               Government Securities Fund
                                       investment, including      Inflation Protected Fund
                                       Ineligible Purchase        International Government Bond Fund
                                       Payments (if any), is      Money Market I Fund
                                       automatically allocated    Money Market II Fund
                                       to Fixed Account Plus      Strategic Bond Fund
                                       for as long as             Vanguard Long-Term Investment Grade Fund
                                       IncomeLOCK Plus            Vanguard Long-Term Treasury Fund
                                       remains in effect. (See
                                       also IMPORTANT
                                       NOTE FOR
                                       INCOMELOCK PLUS
                                       below.)
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           INVESTMENT RESTRICTIONS
      INVESTMENT         ------------------------------
         GROUP           INCOMELOCK   INCOMELOCK PLUS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        ------------------------------
Group B: Equity Maximum  0%-Minimum    0%-Minimum      Aggressive Growth Lifestyle Fund
                                                       American Beacon Holland Large Cap Growth Fund
                         70%-Maximum   70%-Maximum     Asset Allocation Fund
                                                       Blue Chip Growth Fund
                                                       Broad Cap Value Income Fund
                                                       Capital Appreciation Fund
                                                       Conservative Growth Lifestyle Fund
                                                       Core Equity Fund
                                                       Dividend Value Fund
                                                       Emerging Economies Fund (1)
                                                       Foreign Value Fund
                                                       Global Social Awareness Fund
                                                       Global Strategy Fund
                                                       Growth Fund
                                                       Growth & Income Fund
                                                       High Yield Bond Fund
                                                       International Equities Fund
                                                       International Growth Fund
                                                       Large Cap Core Fund
                                                       Large Capital Growth Fund
                                                       Large Cap Value Fund
                                                       Mid Cap Index Fund
                                                       Mid Cap Value Fund
                                                       Moderate Growth Lifestyle Fund
                                                       Socially Responsible Fund
                                                       Stock Index Fund
                                                       Value Fund
                                                       Vanguard LifeStrategy Conservative Growth Fund
                                                       Vanguard LifeStrategy Growth Fund
                                                       Vanguard LifeStrategy Moderate Growth Fund
                                                       Vanguard Wellington Fund
                                                       Vanguard Windsor II Fund
------------------------------------------------------------------------------------------------------

Group C: Limited Equity  0%-Minimum    0%-Minimum      Ariel Appreciation Fund
                                                       Ariel Fund
                         10%-Maximum   10%-Maximum     Emerging Economies Fund (1)
                                                       Global Real Estate Fund
                                                       Health Sciences Fund
                                                       International Opportunities Fund
                                                       Invesco Balanced-Risk Commodity Strategy Fund
                                                       Mid Cap Growth Fund
                                                       Mid Cap Strategic Growth Fund
                                                       Nasdaq-100(R) Index Fund
                                                       Science and Technology Fund
                                                       Small Cap Aggressive Growth Fund
                                                       Small Cap Fund
                                                       Small Cap Growth Fund
                                                       Small Cap Index Fund
                                                       Small Cap Special Values Fund
                                                       Small Cap Value Fund
                                                       Small-Mid Growth Fund

(1) For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

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Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2015 High Watermark Fund (Not available for
new investments effective 2/12/2010.)
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund
-------------------------------------------------------

--------
* IMPORTANT NOTE FOR INCOMELOCK PLUS: If you choose IncomeLOCK Plus, we will automatically allocate 20% (15% for IncomeLOCK Plus Endorsement Dates prior to May 1, 2012) of each Purchase Payment to Fixed Account Plus. This automatic allocation counts against the 30% of your investments that must be allocated to Group A (Bond, Cash and Fixed Accounts). This automatic allocation to Fixed Account Plus applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request the entire amount of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation (20% for Endorsement Dates on or after May 1, 2012 and 15% for
Endorsement Dates prior to May 1, 2012). If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to Both Optional Living Benefits

The Living Benefits are not available if you have an outstanding loan under the Contract. IF YOU ELECT A LIVING BENEFIT AND THEN TAKE A LOAN AFTER THE ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THESE FEATURES.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

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Beginning May 1, 2012, IncomeLOCK and IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the benefit and a description of the effect of RMDs on the benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                     MAXIMUM                 MAXIMUM
                                      ANNUAL     INITIAL      ANNUAL
                                    WITHDRAWAL   MINIMUM    WITHDRAWAL
                                    PERCENTAGE  WITHDRAWAL  PERCENTAGE
                                      PRIOR    PERIOD PRIOR     IF
                                      TO ANY      TO ANY    EXTENSION
          TIME OF FIRST WITHDRAWAL  EXTENSION   EXTENSION   IS ELECTED
          ------------------------  ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary.......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary.......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary.......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary.......     10        10 Years      10
          On or after the Benefit
            Anniversary following              Life of the
            the Contract owner's                  Contract
            65th birthday..........      5           owner*      5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

--------------------------------------------------------------------------------


On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal Amount in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;* or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

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INCOMELOCK PLUS

Beginning May 1, 2012, you may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s).

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix B -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.

Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------
                      Joint Owners(1)       45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                Joint
                Owners(1)         45       80       45       85
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------

--------
(1) Based on the age of the older Owner.
(2) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The older Contract Owner if jointly owned (non-qualified Contracts only)

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  .   The Contract Owner and spousal joint owner (non-qualified Contracts only)

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

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IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner(s) and the annuitant(s) must be the same persons); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner(s) and the annuitant(s) must be the same persons).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal of one of the two original Contract Owners (non-qualified Contracts);

   2. Removal or replacement of the original spousal beneficiary; and

   3. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.
IncomeLOCK Plus is designed for individuals and spouses. Thus, if a Contract is owned by non-spousal joint Owners, domestic partners or same-sex spouses who jointly own a contract and either Owner dies, the full Account Value must be paid within 5 years of death, in compliance with the Internal Revenue Code, after which time the Contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the IncomeLOCK Plus. You should consult a qualified tax advisor concerning your particular circumstances.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below:

For Endorsement Dates On or After May 1, 2012:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)       5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Persons (Based on younger Covered Person)                       5%            4.5%                4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

For Endorsement Dates Prior to May 1, 2012:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)        6%            5.5%                4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Person (Based on younger Covered Person)                       5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

--------------------------------------------------------------------------------

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below.

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK Plus is selected at Contract issue, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

   1. 100% of Purchase Payments received in the first contract year; and

   2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total

--------------------------------------------------------------------------------

withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not elect IncomeLOCK or re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

   8. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

   9. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares,

--------------------------------------------------------------------------------

negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

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Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   IncomeLOCK Plus

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the

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amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.55% to 1.05% during the Purchase Period and 0.75% to 1.25% during the Payout Period depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

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REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an

--------------------------------------------------------------------------------

exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
       FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
         One Covered Person......   1.30%    2.60%    0.60%    +/-0.25%
         Two Covered Persons.....   1.55%    3.10%    0.60%    +/-0.25%
       FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Fee Tables" and "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

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The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

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PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b)

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contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No

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Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK and IncomeLOCK Plus, as set forth below in greater detail for each Living Benefit.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. For IncomeLOCK this will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

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BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD ("MWP"):  The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

EXTENDING THE MAV EVALUATION PERIOD

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

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Withdrawals during a Benefit Year that in total are less than or equal to the
Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the MAWA for that year, the MAWA will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the MAWA will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated MAWA is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous MAWA.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining MAWA for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining MAWA. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the MAWA is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

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If the Account Value and the Benefit Base are greater than zero on the latest
Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------



From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

46

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If the Annuitant dies before the beginning of the Annuity Period, the named
Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contract issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

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The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for

--------------------------------------------------------------------------------

withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

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CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts, and effective for tax years beginning after 2010, eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.


FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

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Distributions are taxed differently depending on the program through which the
Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final

--------------------------------------------------------------------------------

regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                               PAGE
                                                               ----
            General Information...............................   3
            Federal Tax Matters...............................   3
               Tax Consequences of Purchase Payments..........   3
               Tax Consequences of Distributions..............   6
               Special Tax Consequences -- Early Distribution.   7
               Special Tax Consequences --
                 Required Distributions.......................   8
               Tax Free Rollovers, Transfers and Exchanges....  10
               Effect of Tax-Deferred Accumulations...........  11
            Exchange Privilege................................  12
               Exchanges From Independence Plus Contracts.....  12
               Exchanges From V-Plan Contracts................  13
               Exchanges From SA-1 and SA-2 Contracts.........  14
               Exchanges From Impact Contracts................  16
               Exchanges From Compounder Contracts............  17
               Information That May Be Applicable To
                 Any Exchange.................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  18
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  20
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  22
          Experts...............................................  23
          Comments on Financial Statements......................  23

   APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------


The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.30%    2.60%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.55%    3.10%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.30%   0.3250%
               2nd        21.49         N/A      1.30%   0.3250%
               3rd        24.16         N/A      1.30%   0.3250%
               4th        19.44         N/A      1.30%   0.3250%
               5th        16.88        1.14%     1.14%   0.2850%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

--------------------------------------------------------------------------------


IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.30% + [0.05% x (16.88 - 20)]

             0.013 +[0.05% x (-3.12)]

             0.013 + (-0.00156) = 1.14% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE


           1.30% - 1.14% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.30%).

           1.14% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.60%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 1.14%.

           The Quarterly Fee Rate is 0.2850% (or 1.14% divided by 4).


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.30%      1.30%    0.3250%
              7th        25.57        1.58%      1.55%    0.3875%
              8th        30.22        1.81%      1.80%    0.4500%
              9th        26.02        1.60%      1.60%    0.4000%
              10th       22.83        1.44%      1.44%    0.3600%
              11th       19.88        1.29%      1.29%    0.3225%
              12th       20.60        1.33%      1.33%    0.3325%
              13th       14.44        1.02%      1.08%    0.2700%
              14th       13.41        0.97%      0.97%    0.2425%
              15th       9.11         0.76%      0.76%    0.1900%
              16th       14.10        1.00%      1.00%    0.2500%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.30% + [0.05% x (25.57 - 20)]

             0.013 + [0.05% x (5.57)]

             0.013 + (0.00278) = 1.58% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.30% - 1.58% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.30%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.55%
           (1.30% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3875% (or
           1.55% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.30% + [0.05% x (14.44 - 20)]

                0.013 + [0.05% x (-5.56)]

                0.013 + (-0.00278) = 1.02% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.33%-1.02% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.33%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 1.08% (1.33%-0.25%).

                    APPENDIX B -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------


The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $108,000 = $5,400). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,400 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2: IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS AND NO HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $230,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------- ----------
              1st     $103,000 $106,000  $100,000   $ 6,000  $ 5,380
              2nd     $333,000 $324,000  $300,000   $18,000  $17,820
              3rd     $333,000 $342,000  $300,000   $18,000  $18,810
              4th     $333,000 $360,000  $300,000   $18,000  $19,800
              5th     $363,000 $409,800  $330,000   $19,800  $22,539
              6th     $413,000 $429,600  $330,000   $19,800  $23,628

Since the Benefit Base equals the Benefit Base at the beginning of that Contract year plus the subsequent Eligible Purchase Payments made in Benefit Year 2, your new Benefit Base at the time of deposit equals $306,000 ($106,000 + $200,000) and your new Income Credit Base at the time of deposit equals $300,000 ($100,000 + $200,000). $30,000 of the $230,000 Purchase Payment is
considered Ineligible Purchase Payments because it exceeds 200% of the Eligible Purchase Payment made in the 1st Contract year. On your 2nd Contract anniversary, your Income Credit is $18,000 (6% x $300,000) and your Benefit Base equals $324,000 ($306,000 + $18,000). Your Benefit Base is not increased to the $333,000 Account Value because the highest Anniversary Value is reduced for $30,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount would be $17,820 if you were to start taking withdrawals after the 2nd Contract anniversary (5.5% of the $324,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Benefit Base at the time of deposit equals $390,000 ($360,000 + $30,000). On your 5th Contract anniversary, your Income Credit Base is $330,000 ($300,000 + $30,000) and your Income Credit equals $19,800 ($330,000 x 6%). Your Benefit Base equals $409,800 ($390,000 + $19,800). Any Purchase Payments made on or after your 5th Contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. Therefore, your Benefit Base is $429,600 ($409,800 + $19,800). If you were to start taking withdrawals after the 6th Contract anniversary, and your Maximum Annual Withdrawal Percentage remains at 5.5%, your Maximum Annual Withdrawal Amount would be $23,628 (5.5% of the $429,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $23,628 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $429,600, then

--------------------------------------------------------------------------------

your Protected Income Payment is 4% of the Benefit Base (4% x $429,600 = $17,184). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $17,184 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,400
             2nd     $118,000 $118,000  $118,000       N/A*   $5,900
             3rd     $107,000 $127,440  $118,000   $ 9,440    $6,372
             4th     $110,000 $136,880  $118,000   $ 9,440    $6,844
             5th     $150,000 $150,000  $150,000       N/A*   $7,500
             6th     $145,000 $162,000  $150,000   $12,000    $8,100

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,100 (5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,100 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,100), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,100), or $4,830. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,100. Your Account Value after this portion of the withdrawal is $101,310 ($109,410 --$8,100), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,830 / $101,310 = 4.77%). The Benefit Base is adjusted to $154,273, or $162,000 x 95.23%. The Income Credit Base is adjusted to $142,845 or $150,000 x 95.23%. Your new Income Credit is 8% of your new Income Credit Base (8% x $142,854), which equals $11,428. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($154,273 x 5%), which equals $7,714. Therefore, if you do not take additional excess withdrawals, you may take up to $7,714 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $154,273, then your Protected Income Payment is 4% of the Benefit Base (4% x $154,273 = $6,171). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,171 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 5 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values,

--------------------------------------------------------------------------------

Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $ 6,490
             4th      $103,000 $124,000  $100,000   $6,000   $ 6,820
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,150
             6th      $103,000 $136,000  $100,000   $6,000   $ 7,480
             7th      $103,000 $142,000  $100,000   $6,000   $ 7,810
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,140
             9th      $103,000 $154,000  $100,000   $6,000   $ 8,470
             10th     $103,000 $160,000  $100,000   $6,000   $ 8,800
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,130
             12th     $103,000 $200,000  $200,000      N/A*  $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 6 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $6,490
             4th      $103,000 $124,000  $100,000   $6,000   $6,820
             5th      $103,000 $130,000  $100,000   $6,000   $7,150
             6th      $103,000 $136,000  $100,000   $6,000   $7,480
             7th      $103,000 $142,000  $100,000   $6,000   $7,810
             8th      $103,000 $148,000  $100,000   $6,000   $8,140
             9th      $ 98,560 $151,000  $100,000   $3,000   $8,305
             10th     $ 91,010 $152,000  $100,000   $1,000   $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 5.5%, your new Maximum Annual Withdrawal Amount will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.40 TO 12.40                                            May 1, 2012


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2012, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2015 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    SunAmerica 2020 High Watermark Fund
Emerging Economies Fund             Large Cap Value Fund                Vanguard Lifestrategy Conservative Growth Fund
Foreign Value Fund                  Mid Cap Growth Fund                 Vanguard Lifestrategy Growth Fund
Global Real Estate Fund             Mid Cap Value Fund                  Vanguard Lifestrategy Moderate Growth Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      Vanguard Long-Term Investment-Grade Fund
Global Strategy Fund                Money Market II Fund                Vanguard Long-Term Treasury Fund
Government Securities Fund          Small Cap Growth Fund               Vanguard Wellington Fund
Growth Fund                         Small Cap Value Fund                Vanguard Windsor II Fund
Growth & Income Fund                Socially Responsible Fund
Health Sciences Fund                Strategic Bond Fund                 * closed to new investments
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

SELECTED PURCHASE UNIT DATA......................................   9

HIGHLIGHTS.......................................................  13

GENERAL INFORMATION..............................................  15
   About the Contracts...........................................  15
   About VALIC...................................................  15
   American Home Assurance Company...............................  15
   About VALIC Separate Account A................................  16
   Units of Interest.............................................  16
   Distribution of the Contracts.................................  16

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  17
   Fixed Account Options.........................................  17
   Variable Account Options......................................  18

PURCHASE PERIOD..................................................  21
   Account Establishment.........................................  21
   When Your Account Will Be Credited............................  22
   Purchase Units................................................  23
   Calculation of Value for Fixed Account Options................  23
   Calculation of Value for Variable Account Options.............  23
   Premium Enhancement Credit....................................  23
   Stopping Purchase Payments....................................  24

OPTIONAL LIVING BENEFITS.........................................  24
   Living Benefit Options -- Summary.............................  25
   IncomeLOCK(R).................................................  28
   IncomeLOCK(R) Plus............................................  30

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  34
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  34
   Communicating Transfer or Reallocation Instructions...........  35
   Effective Date of Transfer....................................  35
   Transfers During the Payout Period............................  35

FEES AND CHARGES.................................................  35
   Account Maintenance Charge....................................  35
   Surrender Charge..............................................  36
       Amount of Surrender Charge................................  36
       10% Free Withdrawal.......................................  36
       Exceptions to Surrender Charge............................  36
   Premium Tax Charge............................................  36
   Separate Account Charges......................................  37
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  37
   Separate Account Expense Reimbursements or Credits............  37
   Market Value Adjustment ("MVA")...............................  38
   Optional Living Benefit Fees..................................  38
   Other Charges.................................................  39

PAYOUT PERIOD....................................................  39
   Fixed Payout..................................................  39
   Assumed Investment Rate.......................................  39
   Variable Payout...............................................  39
   Combination Fixed and Variable Payout.........................  40


                                                                    PAGE
                                                                    ----
          Partial Annuitization....................................  40
          Payout Date..............................................  40
          Payout Options...........................................  40
          Payout Information.......................................  41

       SURRENDER OF ACCOUNT VALUE..................................  41
          When Surrenders Are Allowed..............................  41
          Surrender Process........................................  41
          Amount That May Be Surrendered...........................  42
          Surrender Restrictions...................................  42
          Partial Surrenders.......................................  42
          Systematic Withdrawals...................................  42
          Distributions Required by Federal Tax Law................  43
          Living Benefits..........................................  43

       EXCHANGE PRIVILEGE..........................................  46

       DEATH BENEFITS..............................................  46
          The Process..............................................  46
          Beneficiary Information..................................  46
             Spousal Beneficiaries.................................  46
             Beneficiaries Other Than Spouses......................  47
          Special Information for Individual
            Nonqualified Contracts.................................  47
          During the Purchase Period...............................  47
          Interest Guaranteed Death Benefit........................  47
          Standard Death Benefit...................................  48
          During the Payout Period.................................  48
          IncomeLOCK...............................................  48
          IncomeLOCK Plus..........................................  49

       OTHER CONTRACT FEATURES.....................................  49
          Changes That May Not Be Made.............................  49
          Change of Beneficiary....................................  49
          Contingent Owner.........................................  50
          Cancellation -- The 21 Day "Free Look"...................  50
          We Reserve Certain Rights................................  50
          Relationship to Employer's Plan..........................  50

       VOTING RIGHTS...............................................  50
          Who May Give Voting Instructions.........................  50
          Determination of Fund Shares Attributable to
            Your Account...........................................  51
             During the Purchase Period............................  51
             During the Payout Period or after a Death Benefit
               Has Been Paid.......................................  51
          How Fund Shares Are Voted................................  51

       FEDERAL TAX MATTERS.........................................  51
          Types of Plans...........................................  51
          Tax Consequences in General..............................  51

       LEGAL PROCEEDINGS...........................................  53

       FINANCIAL STATEMENTS........................................  53

       TABLE OF CONTENTS OF STATEMENT OF
         ADDITIONAL INFORMATION....................................  54

       APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF
         INCOMELOCK PLUS FEE.......................................  54

       APPENDIX B -- INCOMELOCK PLUS EXAMPLES......................  56

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period for IncomeLOCK(R) and on each Benefit Anniversary for IncomeLOCK(R) Plus.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

      BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount, the Minimum Withdrawal Period (for IncomeLOCK) and the Protected Income Payment (for IncomeLOCK Plus).

      BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

      BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

      ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

      EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits, IncomeLOCK and IncomeLOCK Plus, are not available with GPS. IncomeLOCK is available with GPA.

      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

      INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period for IncomeLOCK Plus.

--------------------------------------------------------------------------------


      INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

      INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

      INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

      INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The two Living Benefits we offer in this prospectus, IncomeLOCK and IncomeLOCK Plus, are offered for an additional fee.

      MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

      MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

      MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 Separate Account Charges


                                                                                           $3.75
                                                                                            per
Variable Account Option Maintenance Charge (1)                                            quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I
--------------------------------------------------------------------------------------------------
       Asset Allocation Fund                                                                0.60
--------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                0.60
--------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                          0.60
--------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                            0.60
--------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                     0.60
--------------------------------------------------------------------------------------------------
       Dividend Value Fund                                                                  0.60
--------------------------------------------------------------------------------------------------
       Emerging Economies Fund (formerly, the Global Equity Fund)                           0.60
--------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                   0.60
--------------------------------------------------------------------------------------------------
       Global Real Estate Fund                                                              0.60
--------------------------------------------------------------------------------------------------
       Global Social Awareness Fund                                                         0.60
--------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                 0.60
--------------------------------------------------------------------------------------------------
       Government Securities Fund                                                           0.60
--------------------------------------------------------------------------------------------------
       Growth Fund                                                                          0.60
--------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                 0.60
--------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                 0.60
--------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                             0.60
--------------------------------------------------------------------------------------------------
       International Equities Fund                                                          0.60
--------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                   0.60
--------------------------------------------------------------------------------------------------
       International Growth Fund (formerly, the International Growth I Fund)                0.60
--------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                  0.60
--------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                            0.60
--------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                   0.60
--------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                        0.60
--------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                  0.60
--------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                             0.60
--------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                            0.60
--------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                     0.60
--------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                       0.60
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   VALIC COMPANY I (CONTINUED)
---------------------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                                          0.60
---------------------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                                 0.60
---------------------------------------------------------------------------------------------------------
       Small-Mid Growth Fund                                                                         0.60
---------------------------------------------------------------------------------------------------------
       Stock Index Fund                                                                              0.60
---------------------------------------------------------------------------------------------------------
       Value Fund                                                                                    0.60
---------------------------------------------------------------------------------------------------------
   VALIC COMPANY II
---------------------------------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                                              0.35
---------------------------------------------------------------------------------------------------------
       Capital Appreciation Fund                                                                     0.35
---------------------------------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                                            0.35
---------------------------------------------------------------------------------------------------------
       Core Bond Fund                                                                                0.35
---------------------------------------------------------------------------------------------------------
       High Yield Bond Fund                                                                          0.35
---------------------------------------------------------------------------------------------------------
       International Opportunities Fund (formerly, the International Small Cap Equity Fund)          0.35
---------------------------------------------------------------------------------------------------------
       Large Cap Value Fund                                                                          0.35
---------------------------------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                                           0.35
---------------------------------------------------------------------------------------------------------
       Mid Cap Value Fund                                                                            0.35
---------------------------------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                                                0.35
---------------------------------------------------------------------------------------------------------
       Money Market II Fund                                                                          0.35
---------------------------------------------------------------------------------------------------------
       Small Cap Growth Fund                                                                         0.35
---------------------------------------------------------------------------------------------------------
       Small Cap Value Fund                                                                          0.35
---------------------------------------------------------------------------------------------------------
       Socially Responsible Fund                                                                     0.35
---------------------------------------------------------------------------------------------------------
       Strategic Bond Fund                                                                           0.35
---------------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
---------------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund (formerly, the Lou Holland Growth Fund)         0.60
---------------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                                       0.60
---------------------------------------------------------------------------------------------------------
       Ariel Fund                                                                                    0.60
---------------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund                                                 0.60
---------------------------------------------------------------------------------------------------------
       SunAmerica 2015 High Watermark Fund, Class I (closed to new investments)                      0.85
---------------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I                                                  0.85
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                               0.85
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                            0.85
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                                   0.85
---------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                                     0.60
---------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                             0.60
---------------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                                     0.85
---------------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                                     0.85
---------------------------------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years           0.90%*

 (1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
 * For IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012, the maximum annual IncomeLOCK fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual IncomeLOCK fee is 0.65%.

 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

             NUMBER OF COVERED PERSONS  MAXIMUM ANNUAL FEE RATE(2)
             -------------------------  --------------------------
             FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
             One Covered Person                    2.60%
             Two Covered Persons                   3.10%
             FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
             For One Covered Person                2.20%
             For Two Covered Persons               2.70%

 (1) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus."
 (2) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

                                                 INITIAL    MINIMUM
                                                ANNUAL FEE ANNUAL FEE MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS                          RATE       RATE       DECREASE OR INCREASE*
-------------------------------------------------------------------------------------------------
FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
-------------------------------------------------------------------------------------------------
One Covered Person                                1.30%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
Two Covered Persons                               1.55%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
-------------------------------------------------------------------------------------------------
One Covered Person                                1.10%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
Two Covered Persons                               1.35%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%   1.77%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 0.85%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.55% and at the maximum annual fee rate of 3.10% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $874  $2,142  $3,250   $5,531


(2) If you annuitize your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $420  $1,702  $2,816   $5,531


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $420  $1,702  $2,816   $5,531



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.35%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the optional IncomeLOCK and IncomeLOCK Plus features are not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $523   $666    $790     $652


(2) If you annuitize your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $53    $166    $290     $652


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $53    $166    $290     $652


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------



Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option. The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The 2002 through 2011 data for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund.



                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31   AT 12/31
  ---------                                  ---- ------ -------- ------------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2011 6.219   6.239       35,058
                                             2010 5.461   6.219       30,163
                                             2009 4.444   5.461       33,286
                                             2008 5.740   4.444       43,079
                                             2007 5.432   5.740       51,018
                                             2006 4.890   5.432       41,299
                                             2005 4.743   4.890       68,398
                                             2004 4.398   4.743      104,508
                                             2003 3.697   4.398      817,455
                                             2002 4.104   3.697      864,202
    Blue Chip Growth Fund (Division 72)      2011 1.000   1.009    1,897,960
                                             2010 0.866   1.000    1,776,518
                                             2009 0.609   0.866    7,431,040
                                             2008 1.072   0.609    6,036,349
                                             2007 0.954   1.072    2,571,034
                                             2006 0.877   0.954    1,955,883
                                             2005 0.833   0.877    1,943,533
                                             2004 0.769   0.833    1,701,083
                                             2003 0.598   0.769    2,956,387
                                             2002 0.794   0.598    1,798,857
    Broad Cap Value Income Fund
     (Division 75)                           2011 1.081   1.092      340,729
                                             2010 0.950   1.081      238,391
                                             2009 0.763   0.950      262,031
                                             2008 1.171   0.763      318,615
                                             2007 1.156   1.171      262,950
                                             2006 1.012   1.156      316,317
                                             2005    --      --           --
    Capital Conservation Fund (Division 7)   2011 3.614   3.838      413,124
                                             2010 3.372   3.614      248,567
                                             2009 3.055   3.372      289,907
                                             2008 3.169   3.055      325,510
                                             2007 3.075   3.169      422,902
                                             2006 2.960   3.075      439,627
                                             2005 2.926   2.960      131,131
                                             2004 2.831   2.926      180,217
                                             2003 2.735   2.831      718,508
                                             2002 2.526   2.735      655,773
    Core Equity Fund (Division 15)           2011 2.191   2.167      457,362
                                             2010 1.954   2.191      470,922
                                             2009 1.593   1.954      547,314
                                             2008 2.547   1.593      773,394
                                             2007 2.489   2.547    1,339,870
                                             2006 2.241   2.489    1,542,826
                                             2005 2.168   2.241    2,285,402
                                             2004 2.019   2.168    2,966,192
                                             2003 1.602   2.019    4,451,054
                                             2002 2.070   1.602    4,247,981
    Dividend Value Fund (Division 21)        2011 1.758   1.890    1,363,711
                                             2010 1.551   1.758      364,431
                                             2009 1.311   1.551      454,380
                                             2008 2.036   1.311      529,452
                                             2007 2.058   2.036    1,376,939
                                             2006 1.767   2.058    1,628,845
                                             2005 1.700   1.767    3,214,697
                                             2004 1.516   1.700    3,896,402
                                             2003 1.181   1.516    5,337,891
                                             2002 1.477   1.181    5,195,789


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
 FUND NAME                                   YEAR AT 1/1 AT 12/31   AT 12/31
 ---------                                   ---- ------ -------- ------------
   Emerging Economies Fund (Division 87)     2011 1.011   0.874     3,777,789
                                             2010 0.914   1.011     3,630,966
                                             2009 0.710   0.914     3,963,799
                                             2008 1.325   0.710     4,429,851
                                             2007 1.222   1.325    21,583,563
                                             2006 1.066   1.222    18,542,675
                                             2005    --      --            --
   Foreign Value Fund (Division 89)          2011 1.170   1.012     5,014,763
                                             2010 1.094   1.170     6,219,408
                                             2009 0.747   1.094     9,465,183
                                             2008 1.355   0.747    10,564,087
                                             2007 1.227   1.355    11,585,693
                                             2006 1.067   1.227    11,146,312
                                             2005    --      --            --
   Global Real Estate Fund (Division 101)    2011 0.993   0.908     1,102,048
                                             2010 0.845   0.993       903,921
                                             2009 0.645   0.845            --
                                             2008    --   0.645     1,435,798
   Global Social Awareness Fund
    (Division 12)                            2011 4.134   3.855       454,292
                                             2010 3.706   4.134       353,772
                                             2009 2.833   3.706       650,734
                                             2008 4.749   2.833     1,006,351
                                             2007 4.577   4.749       976,365
                                             2006 3.986   4.577       910,144
                                             2005 3.853   3.986       892,492
                                             2004 3.505   3.853     1,007,928
                                             2003 2.745   3.505     1,734,049
                                             2002 3.607   2.745     1,868,794
   Global Strategy Fund (Division 88)        2011 1.439   1.398     4,153,246
                                             2010 1.296   1.439     4,508,067
                                             2009 1.051   1.296     3,599,788
                                             2008 1.335   1.051     4,539,740
                                             2007 1.220   1.335     4,996,405
                                             2006 1.086   1.220     5,164,185
                                             2005    --      --            --
   Government Securities Fund (Division 8)   2011 3.550   3.874       150,347
                                             2010 3.435   3.550       181,539
                                             2009 3.592   3.435       310,411
                                             2008 3.292   3.592       294,595
                                             2007 3.076   3.292       171,495
                                             2006 3.004   3.076       122,767
                                             2005 2.945   3.004       235,623
                                             2004 2.864   2.945       295,626
                                             2003 2.848   2.864     1,511,508
                                             2002 2.558   2.848     1,242,127
   Growth Fund (Division 78)                 2011 1.082   1.069     6,055,510
                                             2010 0.921   1.082     5,992,221
                                             2009 0.679   0.921     6,668,828
                                             2008 1.131   0.679     7,512,120
                                             2007 0.940   1.131    32,052,377
                                             2006 0.914   0.940    36,312,466
                                             2005    --      --            --
   Growth & Income Fund (Division 16)        2011 2.307   2.254       220,605
                                             2010 2.124   2.370       240,301
                                             2009 1.754   2.124       261,115
                                             2008 2.790   1.754       282,364
                                             2007 2.622   2.790       293,799

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
FUND NAME                                     YEAR AT 1/1 AT 12/31   AT 12/31
---------                                     ---- ------ -------- ------------
                                              2006  2.287   2.622      202,754
                                              2005  2.268   2.287      295,142
                                              2004  2.060   2.268      378,755
                                              2003  1.690   2.060      996,416
                                              2002  2.166   1.690      970,967
  Health Sciences Fund (Division 73)          2011  1.530   1.680    1,526,741
                                              2010  1.329   1.530    1,395,941
                                              2009  1.017   1.329    1,979,366
                                              2008  1.453   1.017    2,086,000
                                              2007  1.243   1.453    2,526,736
                                              2006  1.153   1.243    2,507,336
                                              2005  1.026   1.153    3,061,825
                                              2004  0.895   1.026    2,989,061
                                              2003  0.657   0.895    5,464,309
                                              2002  0.914   0.657    2,585,106
  Inflation Protected Fund (Division 77)      2011  1.215   1.330      813,712
                                              2010  1.120   1.215      640,181
                                              2009  1.028   1.120    1,049,398
                                              2008  1.093   1.028      811,287
                                              2007  1.020   1.093       79,899
                                              2006  1.022   1.020       49,927
                                              2005  1.007   1.022      103,887
  International Equities Fund (Division 11)   2011  1.809   1.563    3,764,337
                                              2010  1.678   1.809    2,786,435
                                              2009  1.303   1.678    3,551,393
                                              2008  2.315   1.303    3,821,556
                                              2007  2.141   2.315    3,374,713
                                              2006  1.751   2.141    2,536,156
                                              2005  1.505   1.751    1,083,111
                                              2004  1.285   1.505      498,972
                                              2003  0.997   1.285      772,467
                                              2002  1.235   0.997      380,023
  International Government Bond Fund
   (Division 13)                              2011  3.135   3.256      734,816
                                              2010  2.917   3.135      867,475
                                              2009  2.630   2.917    1,088,499
                                              2008  2.661   2.630    1,549,545
                                              2007  2.501   2.661      951,630
                                              2006  2.331   2.501      414,922
                                              2005  2.359   2.331      725,127
                                              2004  2.145   2.359      932,794
                                              2003  1.807   2.145    1,635,564
                                              2002  1.549   1.807    1,001,692
  International Growth Fund (Division 20)     2011  2.442   2.190    2,458,686
                                              2010  2.182   2.442    2,830,224
                                              2009  1.622   2.182    2,386,717
                                              2008  2.813   1.622    2,097,063
                                              2007  2.467   2.813    2,502,365
                                              2006  1.964   2.467    2,263,168
                                              2005  1.738   1.964    4,178,033
                                              2004  1.512   1.738    4,937,321
                                              2003  1.213   1.512   19,551,044
                                              2002  1.493   1.213   19,282,231
  Large Cap Core Fund (Division 76)           2011  1.267   1.247      392,182
                                              2010  1.092   1.267      810,729
                                              2009  0.794   1.092    1,876,124
                                              2008  1.184   0.794    2,670,747
                                              2007  1.102   1.184      249,630
                                              2006  0.999   1.102      297,019
                                              2005     --      --           --
  Large Capital Growth Fund (Division 79)     2011  1.174   1.095    3,477,357
                                              2010  1.022   1.174    3,809,350
                                              2009  0.784   1.022    4,633,199
                                              2008  1.284   0.784    5,003,388
                                              2007  1.122   1.284    8,183,163
                                              2006  1.028   1.122    8,924,788
                                              2005     --      --           --
  Mid Cap Index Fund (Division 4)             2011 12.912  12.578    1,115,927
                                              2010 10.289  12.912    1,219,712
                                              2009  7.485  10.289    1,146,174
                                              2008 11.932   7.485    1,384,721


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
 FUND NAME                                   YEAR AT 1/1 AT 12/31   AT 12/31
 ---------                                   ---- ------ -------- ------------
                                             2007 11.152  11.932    3,377,619
                                             2006 10.202  11.152    3,264,013
                                             2005  9.147  10.202    4,626,356
                                             2004  7.930   9.147    4,150,743
                                             2003  5.904   7.930    6,153,555
                                             2002  6.980   5.904    4,544,820
   Mid Cap Strategic Growth Fund
    (Division 83)                            2011  1.461   1.354    1,185,711
                                             2010  1.165   1.461    1,415,173
                                             2009  0.797   1.165    1,610,223
                                             2008  1.544   0.797    2,291,545
                                             2007  1.197   1.544    4,561,455
                                             2006  1.154   1.197    3,498,730
                                             2005     --      --           --
   Money Market I Fund (Division 6)          2011  2.328   2.314    1,345,350
                                             2010  2.341   2.328    1,171,886
                                             2009  2.348   2.341    2,369,391
                                             2008  2.311   2.348    3,350,461
                                             2007  2.221   2.311    6,995,461
                                             2006  2.135   2.221    5,309,159
                                             2005  2.091   2.135   11,258,258
                                             2004  2.087   2.091   12,486,400
                                             2003  2.087   2.087   14,189,330
                                             2002  2.074   2.087   15,407,573
   Nasdaq-100(R) Index Fund (Division 46)    2011  0.635   0.650    1,361,782
                                             2010  0.534   0.635    1,262,462
                                             2009  0.346   0.534    1,445,415
                                             2008  0.604   0.346    1,624,668
                                             2007  0.512   0.604    2,271,567
                                             2006  0.483   0.512    2,357,989
                                             2005  0.480   0.483    5,083,720
                                             2004  0.439   0.480    6,617,868
                                             2003  0.296   0.439   12,218,780
                                             2002  0.482   0.296    3,956,142
   Science & Technology Fund (Division 17)   2011  3.040   2.841    1,841,311
                                             2010  2.505   3.040    1,983,913
                                             2009  1.523   2.505    2,378,150
                                             2008  2.836   1.523    2,429,103
                                             2007  2.424   2.836    9,328,934
                                             2006  2.304   2.424   10,343,844
                                             2005  2.243   2.304   12,389,905
                                             2004  2.239   2.243   13,920,657
                                             2003  1.487   2.239   16,906,927
                                             2002  2.502   1.487   12,884,236
   Small Cap Aggressive Growth Fund
    (Division 86)                            2011  1.327   1.184      562,986
                                             2010  1.045   1.327      662,730
                                             2009  0.686   1.045      827,836
                                             2008  1.162   0.686      848,671
                                             2007  1.021   1.162      762,472
                                             2006  1.005   1.021      622,639
                                             2005     --      --           --
   Small Cap Fund (Division 18)              2011  3.068   3.026      991,524
                                             2010  2.382   3.068      831,512
                                             2009  1.866   2.382      908,241
                                             2008  2.856   1.866    1,134,532
                                             2007  3.063   2.856    1,368,123
                                             2006  2.843   3.063    1,630,818
                                             2005  2.665   2.843    5,356,147
                                             2004  2.252   2.665    6,244,257
                                             2003  1.661   2.252   22,524,144
                                             2002  2.181   1.661   22,831,723
   Small Cap Index Fund (Division 14)        2011  4.208   4.003    1,260,659
                                             2010  3.345   4.208    1,376,227
                                             2009  2.624   3.345    1,652,916
                                             2008  4.029   2.624    1,997,123
                                             2007  4.132   4.029    4,417,329
                                             2006  3.521   4.132    4,207,324
                                             2005  3.397   3.521    3,407,414
                                             2004  2.899   3.397    3,011,505
                                             2003  1.991   2.899    4,726,480
                                             2002  2.530   1.991    2,879,348

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
 FUND NAME                                   YEAR AT 1/1 AT 12/31   AT 12/31
 ---------                                   ---- ------ -------- ------------
   Small Cap Special Values Fund
    (Division 84)                            2011 1.054   0.996     1,907,684
                                             2010 0.872   1.054     1,848,622
                                             2009 0.667   0.872     2,652,417
                                             2008 1.041   0.667     2,969,120
                                             2007 1.164   1.041     3,496,149
                                             2006 1.046   1.164     4,410,166
                                             2005    --      --            --
   Small-Mid Growth Fund (Division 85)       2011 1.076   1.023       615,579
                                             2010 0.858   1.076       737,740
                                             2009 0.613   0.858       872,131
                                             2008 1.022   0.613       952,817
                                             2007 1.058   1.022     1,060,246
                                             2006 1.017   1.058     1,326,519
                                             2005    --      --            --
   Stock Index Fund (Division 10)            2011 5.645   5.713     4,060,930
                                             2010 4.951   5.645     4,071,403
                                             2009 3.948   4.951     4,220,931
                                             2008 6.325   3.948     4,610,545
                                             2007 6.053   6.325    16,814,360
                                             2006 5.277   6.053    17,461,782
                                             2005 5.077   5.277    22,842,446
                                             2004 4.622   5.077    24,150,777
                                             2003 3.627   4.622    33,142,910
                                             2002 4.704   3.627    28,356,507
   Value Fund (Division 74)                  2011 1.302   1.265       532,650
                                             2010 1.140   1.302       649,923
                                             2009 0.859   1.140     1,877,864
                                             2008 1.495   0.859     3,076,947
                                             2007 1.415   1.495       733,730
                                             2006 1.223   1.415       630,287
                                             2005 1.157   1.223       405,407
                                             2004 1.001   1.157       186,509
                                             2003 0.799   1.001       265,766
                                             2002 1.000   0.799        96,020
 VALIC COMPANY II
   Aggressive Growth Lifestyle Fund
    (Division 48)                            2011 2.049   2.039       706,136
                                             2010 1.774   2.049       632,279
                                             2009 1.378   1.774       883,698
                                             2008 2.063   1.378       993,829
                                             2007 1.885   2.063     1,066,647
                                             2006 1.660   1.885       837,701
                                             2005 1.488   1.660     1,694,406
                                             2004 1.316   1.488     1,766,337
                                             2003 1.021   1.316     2,187,204
                                             2002 1.257   1.021     2,079,689
   Capital Appreciation Fund (Division 39)   2011 1.034   1.011       702,604
                                             2010 0.901   1.034       751,394
                                             2009 0.688   0.907       892,083
                                             2008 1.237   0.688     1,027,117
                                             2007 1.035   1.237     1,100,795
                                             2006 0.983   1.035       962,418
                                             2005 0.954   0.983     2,369,942
                                             2004 0.876   0.954     4,224,415
                                             2003 0.698   0.876    14,435,443
                                             2002 1.012   0.698    14,138,366
   Conservative Growth Lifestyle Fund
    (Division 50)                            2011 2.173   2.240       443,385
                                             2010 1.922   2.173       393,141
                                             2009 1.595   1.922       579,779
                                             2008 1.960   1.595       486,048
                                             2007 1.836   1.960       428,327
                                             2006 1.681   1.836       298,050
                                             2005 1.588   1.681     1,110,673
                                             2004 1.460   1.588     1,305,402
                                             2003 1.251   1.460     1,666,625
                                             2002 1.322   1.251     1,676,792
   Core Bond Fund (Division 58)              2011 1.810   1.916     1,772,650
                                             2010 1.657   1.810     1,073,978
                                             2009 1.434   1.657       953,017
                                             2008 1.511   1.434       918,510
                                             2007 1.460   1.511     6,164,002


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31   AT 12/31
    ---------                              ---- ------ -------- ------------
                                           2006 1.396   1.460    4,850,555
                                           2005 1.371   1.396    7,955,133
                                           2004 1.313   1.371    6,464,717
                                           2003 1.267   1.313    5,850,077
                                           2002 1.168   1.267    3,812,558
      High Yield Bond Fund (Division 60)   2011 2.099   2.183      782,417
                                           2010 1.855   2.099      808,273
                                           2009 1.297   1.855      947,155
                                           2008 1.895   1.297    1,076,268
                                           2007 1.874   1.895    1,066,929
                                           2006 1.674   1.874      886,582
                                           2005 1.566   1.674      842,935
                                           2004 1.356   1.566      786,706
                                           2003 1.047   1.356    1,412,082
                                           2002 1.070   1.047      369,951
      International Opportunities Fund
       (Division 33)                       2011 1.973   1.581    1,223,659
                                           2010 1.650   1.973    1,149,825
                                           2009 1.318   1.650    2,048,462
                                           2008 2.258   1.318    2,957,259
                                           2007 2.141   2.258    3,492,588
                                           2006 1.787   2.141    2,222,958
                                           2005 1.385   1.787    3,463,850
                                           2004 1.165   1.385      569,362
                                           2003 0.913   1.165    1,888,270
                                           2002 1.109   0.913    1,609,835
      Large Cap Value Fund (Division 40)   2011 1.790   1.706      496,743
                                           2010 1.549   1.790      501,328
                                           2009 1.411   1.549      766,502
                                           2008 2.238   1.411      841,753
                                           2007 2.179   2.238    1,549,643
                                           2006 1.844   2.179    1,144,596
                                           2005 1.700   1.844      867,705
                                           2004 1.502   1.700      818,848
                                           2003 1.183   1.502    2,114,500
                                           2002 1.348   1.183    1,155,644
      Mid Cap Growth Fund (Division 37)    2011 1.428   1.351      714,647
                                           2010 1.173   1.428      718,594
                                           2009 0.819   1.173      869,254
                                           2008 1.540   0.819      890,588
                                           2007 1.357   1.540    1,057,318
                                           2006 1.183   1.357      691,830
                                           2005 1.067   1.183    1,012,858
                                           2004 0.951   1.067    1,297,312
                                           2003 0.689   0.951    2,729,051
                                           2002 0.991   0.689    1,534,706
      Mid Cap Value Fund (Division 38)     2011 3.594   3.267    1,592,597
                                           2010 2.951   3.594    1,627,573
                                           2009 2.165   2.951    2,978,425
                                           2008 3.545   2.165    3,365,688
                                           2007 3.460   3.545    4,547,940
                                           2006 2.974   3.460    3,901,778
                                           2005 2.728   2.974    6,755,672
                                           2004 2.355   2.728    5,941,957
                                           2003 1.648   2.355    2,729,051
                                           2002 1.923   1.648    1,534,706
      Moderate Growth Lifestyle Fund
       (Division 49)                       2011 2.188   2.208      688,705
                                           2010 1.912   2.188      630,884
                                           2009 1.512   1.912    1,072,733
                                           2008 2.068   1.521      797,578
                                           2007 1.906   2.068      776,491
                                           2006 1.723   1.906      497,142
                                           2005 1.591   1.723    3,389,414
                                           2004 1.436   1.591    4,148,673
                                           2003 1.168   1.436    6,133,401
                                           2002 1.308   1.168    6,168,318
      Money Market II Fund (Division 44)   2011 1.328   1.324      875,047
                                           2010 1.333   1.328      802,262
                                           2009 1.333   1.333    1,318,167
                                           2008 1.308   1.333    2,846,893
                                           2007 1.254   1.308    3,277,618
                                           2006 1.204   1.254    3,012,427

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
 FUND NAME                                   YEAR AT 1/1 AT 12/31   AT 12/31
 ---------                                   ---- ------ -------- ------------
                                             2005 1.176   1.204     1,054,289
                                             2004 1.170   1.176     1,132,568
                                             2003 1.167   1.170     3,423,139
                                             2002 1.157   1.167     3,047,552
   Small Cap Growth Fund (Division 35)       2011 1.802   1.721       586,223
                                             2010 1.352   1.802       552,879
                                             2009 0.985   1.352       608,486
                                             2008 1.741   0.985       624,705
                                             2007 1.679   1.741       744,378
                                             2006 1.532   1.679       674,340
                                             2005 1.467   1.532     1,719,601
                                             2004 1.328   1.467     2,502,710
                                             2003 0.914   1.328     8,273,066
                                             2002 1.365   0.914     7,366,646
   Small Cap Value Fund (Division 36)        2011 2.576   2.368     1,164,298
                                             2010 2.055   2.576     1,438,429
                                             2009 1.660   2.055     1,698,342
                                             2008 2.370   1.660     1,562,640
                                             2007 2.557   2.370     3,811,579
                                             2006 2.160   2.557     2,590,680
                                             2005 2.031   2.160     5,333,620
                                             2004 1.708   2.031     4,604,101
                                             2003 1.231   1.708     4,450,137
                                             2002 1.411   1.231     3,382,127
   Socially Responsible Fund (Division 41)   2011 1.469   1.483     1,395,614
                                             2010 1.286   1.469     2,351,649
                                             2009 0.987   1.286     1,742,795
                                             2008 1.586   0.987     1,567,566
                                             2007 1.531   1.586     3,591,862
                                             2006 1.329   1.531     1,757,764
                                             2005 1.281   1.329     1,298,733
                                             2004 1.169   1.281     1,558,254
                                             2003 0.915   1.169     3,159,919
                                             2002 1.198   0.915     2,954,574
   Strategic Bond Fund (Division 59)         2011 2.370   2.464     1,432,552
                                             2010 2.142   2.370     1,366,323
                                             2009 1.706   2.142     2,534,815
                                             2008 1.996   1.706     2,511,986
                                             2007 1.923   1.996     2,667,037
                                             2006 1.778   1.923     1,756,315
                                             2005 1.700   1.778     1,694,660
                                             2004 1.543   1.700     1,456,929
                                             2003 1.296   1.543     2,017,062
                                             2002 1.220   1.296     1,159,362
 PUBLIC FUNDS
 American Beacon Holland Large Cap
  Growth Fund (Division 70)                  2011 1.090   1.120       442,599
                                             2010 0.962   1.090       444,600
                                             2009 0.696   0.962       878,870
                                             2008 1.074   0.696     1,494,859
                                             2007 0.988   1.074     1,367,313
                                             2006 0.945   0.988     1,599,274
                                             2005 0.958   0.945     2,090,468
                                             2004 0.867   0.958     1,878,587
                                             2003 0.683   0.867     1,996,662
                                             2002 0.875   0.683       718,560
 Ariel Appreciation Fund (Division 69)       2011 2.011   1.853     1,419,556
                                             2010 1.692   2.011     1,355,105
                                             2009 1.044   1.692     1,666,166
                                             2008 1.773   1.044     1,826,979
                                             2007 1.809   1.773     6,373,849
                                             2006 1.640   1.809     6,665,028
                                             2005 1.603   1.640     9,085,472
                                             2004 1.426   1.603     9,283,122
                                             2003 1.095   1.426    14,414,655
                                             2002 1.229   1.095     9,651,112
 Ariel Fund (Division 68)                    2011 2.065   1.820     1,848,911
                                             2010 1.649   2.065     1,970,796
                                             2009 1.015   1.649     2,556,717


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31   AT 12/31
  ---------                                  ---- ------ -------- ------------
                                             2008 1.974   1.015     2,893,051
                                             2007 2.020   1.974     9,679,539
                                             2006 1.842   2.020     9,670,021
                                             2005 1.836   1.842    11,974,748
                                             2004 1.514   1.836    11,663,898
                                             2003 1.190   1.514    12,565,403
                                             2002 1.262   1.190     7,635,540
  Invesco Balanced Risk Commodity Strategy
   Fund (Division 102)                       2011    --   0.968        27,912
  SunAmerica 2015 High Watermark
   (Division 81)                             2011 1.172   1.232        20,802
                                             2010 1.109   1.172        22,520
                                             2009 1.123   1.109        22,528
                                             2008 1.190   1.123        25,520
                                             2007 1.134   1.190        20,089
                                             2006 1.034   1.134        23,876
                                             2005 1.000   1.034       321,605
  SunAmerica 2020 High Watermark
   (Division 82)                             2011 1.006   1.171        19,823
                                             2010 0.933   1.006        19,364
                                             2009 1.002   0.933         5,525
                                             2008 1.207   1.002         5,303
                                             2007 1.151   1.207         2,746
                                             2006 1.047   1.151         7,654
                                             2005 1.000   1.047        11,209
  Vanguard LifeStrategy Conservative Growth
   Fund (Division 54)                        2011 1.678   1.693       499,684
                                             2010 1.523   1.678       566,418
                                             2009 1.312   1.523       896,140
                                             2008 1.644   1.312     1,088,132
                                             2007 1.550   1.644     1,176,728
                                             2006 1.413   1.550       960,607
                                             2005 1.365   1.413     3,559,902
                                             2004 1.274   1.365     3,688,296
                                             2003 1.102   1.274     9,476,600
                                             2002 1.175   1.102     7,155,948
  Vanguard LifeStrategy Growth Fund
   (Division 52)                             2011 1.636   1.585     1,301,368
                                             2010 1.434   1.636     1,469,204
                                             2009 1.157   1.434     1,801,346
                                             2008 1.779   1.157     2,001,770
                                             2007 1.669   1.779     2,031,848
                                             2006 1.450   1.669     2,180,003
                                             2005 1.368   1.450     5,639,072
                                             2004 1.226   1.368     7,687,043
                                             2003 0.962   1.226    37,609,185
                                             2002 1.152   0.962    32,138,316
  Vanguard LifeStrategy Moderate Growth
   Fund (Division 53)                        2011 1.687   1.677     1,344,250
                                             2010 1.502   1.687     1,462,764
                                             2009 1.259   1.502     1,948,195
                                             2008 1.727   1.259     2,390,039
                                             2007 1.623   1.727     2,917,032
                                             2006 1.444   1.623     2,815,554
                                             2005 1.378   1.444     9,566,499
                                             2004 1.257   1.378    11,852,735
                                             2003 1.036   1.257    48,775,655
                                             2002 1.165   1.036    42,797,007
  Vanguard Long-Term Investment-Grade
   Fund (Division 22)                        2011 2.632   3.066       705,168
                                             2010 2.392   2.632       753,849
                                             2009 2.212   2.392       753,426
                                             2008 2.176   2.212       899,174
                                             2007 2.110   2.176     1,270,669
                                             2006 2.063   2.110     1,451,598
                                             2005 1.974   2.063     2,566,630
                                             2004 1.823   1.974     3,319,915
                                             2003 1.726   1.823     6,914,295
                                             2002 1.534   1.726     6,535,896

--------------------------------------------------------------------------------


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
   FUND NAME                               YEAR AT 1/1 AT 12/31   AT 12/31
   ---------                               ---- ------ -------- ------------
   Vanguard Long-Term Treasury Fund
    (Division 23)                          2011 2.620   3.366       783,639
                                           2010 2.420   2.620       901,450
                                           2009 2.768   2.420     1,417,411
                                           2008 2.273   2.768     1,831,581
                                           2007 2.093   2.273     1,840,012
                                           2006 2.070   2.093     2,193,685
                                           2005 1.953   2.070     3,852,945
                                           2004 1.834   1.953     4,506,673
                                           2003 1.797   1.834     7,156,569
                                           2002 1.550   1.797     7,071,533
   Vanguard Wellington Fund (Division 25)  2011 3.012   3.102     5,850,044
                                           2010 2.738   3.012     5,945,169
                                           2009 2.260   2.738     5,406,833
                                           2008 2.934   2.260     6,005,134
                                           2007 2.730   2.934    19,078,304


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
   FUND NAME                               YEAR AT 1/1 AT 12/31   AT 12/31
   ---------                               ---- ------ -------- ------------
                                           2006 2.396   2.730    17,194,121
                                           2005 2.262   2.396    19,100,937
                                           2004 2.052   2.262    19,953,736
                                           2003 1.714   2.052    29,224,994
                                           2002 1.856   1.714    25,923,835
   Vanguard Windsor II Fund (Division 24)  2011 2.503   2.549     3,955,338
                                           2010 2.282   2.503     4,166,371
                                           2009 1.812   2.282     7,099,568
                                           2008 2.887   1.812     6,249,982
                                           2007 2.848   2.887    18,522,732
                                           2006 2.429   2.848    17,525,237
                                           2005 2.289   2.429    28,511,819
                                           2004 1.951   2.289    28,778,096
                                           2003 1.513   1.951    40,951,351
                                           2002 1.835   1.513    34,780,852


HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.85% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. Beginning May 1, 2012, you may elect either Living Benefit only on your original Contract issue date. The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits."

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax

--------------------------------------------------------------------------------

advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect a Living Benefit and then take a loan after the Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with these features.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust was established for the sole benefit of the U.S. Department of the Treasury (the "Department of Treasury") to hold all of the outstanding AIG Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG common stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock ("Series E Preferred Stock") and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock ("Series F Preferred Stock").

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for shares of AIG common stock, which was transferred by the trust to the Department of the Treasury. The Series E Preferred Stock and Series F Preferred Stock were exchanged for interests in special purpose entities.

As a result of the Recapitalization, AIG is controlled by the Department of the Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG common stock representing approximately 92 percent of AIG common stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG common stock by the Department of the Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.

These transactions do not alter the Company's obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

--------------------------------------------------------------------------------

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Divison invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("Distributor"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

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VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. If IncomeLOCK or IncomeLOCK Plus are selected, financial advisors will receive up to a 1% commission and a 0.03% annual trail. Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment. If IncomeLOCK or IncomeLOCK Plus are selected, such broker-dealers will receive up to a 1% commission and a 0.10% annual trail. In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.


FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may

--------------------------------------------------------------------------------

be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK or IncomeLOCK Plus, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser.
PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management, LP                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong,
                          Sub-Adviser: SunAmerica                              Shaw Associates, Inc.;
                                                                               Barrow Hanley; Hotchkis
 Growth Fund              Adviser: VALIC                                       and Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan
 Mid Cap Growth Fund                                                           Stanley Investment
                          Adviser: VALIC                                       Management, Inc. and
                          Sub-Adviser: Columbia      Mid Cap Value Fund        RCM Capital Management,
 Mid Cap Index Fund        Management                                          LLC ("RCM")

                          Adviser: VALIC                                      Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management,
                                                                               Inc., Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS     ADVISER/SUB-ADVISER      VARIABLE ACCOUNT OPTIONS     ADVISER/SUB-ADVISER
------------------------     -------------------      ------------------------     -------------------

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund                Adviser: Ariel              Small Cap Special         Adviser: VALIC
                           Investments, LLC              Values Fund             Sub-Advisers: Dreman
 Small Cap Aggressive                                                             Value Management, LLC
   Growth Fund             Adviser: VALIC                                         and Wells Capital
                           Sub-Adviser: RS             Small-Mid Growth Fund      Management Incorporated
                            Investment Management                                 ("Wells Capital")
 Small Cap Fund             Co. LLC                    Small Cap Value Fund
                                                                                 Adviser: VALIC
 Small Cap Growth Fund     Adviser: VALIC                                        Sub-Advisers: Century
                           Sub-Advisers: Invesco,                                 Capital Management, LLC
                            T. Rowe Price and                                     and Wells Capital
 Small Cap Index Fund       Bridgeway Capital
                            Management, LLC                                      Adviser: VALIC
                                                                                 Sub-Advisers: JP Morgan
                           Adviser: VALIC                                         Investment Management
                           Sub-Adviser: JPMIM                                     Inc. ("JPMIM"),
                                                                                  SunAmerica and
                           Adviser: VALIC                                         Metropolitan West
                           Sub-Adviser: SunAmerica                                Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness   Adviser: VALIC              Global Strategy Fund      Adviser: VALIC
   Fund                    Sub-Adviser: PineBridge                               Sub-Advisers: Franklin
                            Investments, LLC                                      Advisers, Inc. and
                            ("PineBridge")                                        Templeton Investment
                                                                                  Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund   Adviser: VALIC              International Growth      Adviser: VALIC
                           Sub-Adviser: JPMIM            Fund                    Sub-Advisers: American
                                                                                  Century, Invesco and
 Foreign Value Fund        Adviser: VALIC                                         Massachusetts Financial
                           Sub-Adviser: Templeton                                 Services Company
                            Global Advisors Ltd.

 International Equities    Adviser: VALIC              International             Adviser: VALIC
   Fund                    Sub-Adviser: PineBridge       Opportunities Fund      Sub-Adviser: Invesco and
                                                                                  UBS Global Asset
                                                                                  Management (Americas)
                                                                                  Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund   Adviser: VALIC              Invesco Balanced-Risk     Adviser: Invesco
                           Sub-Advisers: Invesco         Commodity Strategy
                            and Goldman Sachs Asset      Fund                    Adviser: VALIC
 Health Sciences Fund       Management, L.P.                                     Sub-Advisers: T. Rowe
                                                       Science & Technology       Price, RCM and
                           Adviser: VALIC                Fund                     Wellington Management
                           Sub-Adviser: T. Rowe
                           Price

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
   Lifestyle Fund         Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
 Asset Allocation Fund    Adviser: VALIC                                      benefit from the
                          Sub-Adviser: PineBridge    Vanguard LifeStrategy    investment advisory
                                                       Growth Fund            services provided to the
 Conservative Growth      Adviser: VALIC                                      underlying funds in
   Lifestyle Fund         Sub-Adviser: PineBridge    Vanguard LifeStrategy    which they invest. The
                                                       Moderate Growth Fund   investment advisors to
 Moderate Growth          Adviser: VALIC                                      the underlying funds are
   Lifestyle Fund         Sub-Adviser: PineBridge                             Vanguard and Mellon
                                                     Vanguard Wellington Fund Capital Management
 SunAmerica 2015 High     Adviser: VALIC                                      Corporation.
   Watermark Fund*        Sub-Adviser: SunAmerica
                                                                              Adviser: Wellington
 SunAmerica 2020 High     Adviser: VALIC                                       Management
   Watermark Fund         Sub-Adviser: SunAmerica

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica
                                                     Money Market II Fund
 Core Bond Fund           Adviser: VALIC                                      Adviser: VALIC
                          Sub-Adviser: PineBridge    Strategic Bond Fund      Sub-Adviser: SunAmerica
 Government Securities
   Fund                   Adviser: VALIC             Vanguard Long-Term       Adviser: VALIC
                          Sub-Advisers: JPMIM and      Investment-Grade Fund  Sub-Adviser: PineBridge
 High Yield Bond Fund      SunAmerica
                                                     Vanguard Long-Term       Adviser: Wellington
                          Adviser: VALIC               Treasury Fund          Management
 Inflation Protected Fund Sub-Adviser: Wellington
                           Management                                         Adviser: Vanguard
 International
   Government Bond Fund   Adviser: VALIC
                          Sub-Adviser: PineBridge

                          Adviser: VALIC
                          Sub-Adviser: PineBridge

--------
* closed to new investments

Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund, and the International Growth I Fund changed its name to the International Growth Fund. On March 23, 2012, the Lou Holland Growth Fund was merged into the American Beacon Holland Large Cap Growth Fund. On
May 1, 2012, the International Small Cap Equity Fund changed its name to the International Opportunities Fund. A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or

--------------------------------------------------------------------------------

after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No

--------------------------------------------------------------------------------

amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred

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directly to VALIC from a non-VALIC retirement contract or program ("Eligible
Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the IncomeLOCK or IncomeLOCK Plus programs; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. Beginning May 1, 2012, you may elect a Living Benefit only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life (IncomeLOCK or IncomeLOCK Plus) or the lives of both you and your spouse (IncomeLOCK Plus only).

The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefits. You could pay for these features and not need to use them. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by these Living Benefits.

Below is a summary of the optional Living Benefits offered in your Contract, including a table summarizing the applicable features and components of each Living Benefit.

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when

24

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and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your
Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65th birthday to take your first withdrawal under the program.

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012. You may begin taking withdrawals as early as age 45 at 4.5%, 5% or 5.5% of your Benefit Base, depending on the Income Credit option selected and the number of persons covered under the benefit (see table below). In addition, if your Account Value is reduced to zero, you will still benefit from the Protected Income Payment, which guarantees annual income of 4% for life (or 3% if withdrawals began before age 65). Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

LIVING BENEFIT OPTIONS -- SUMMARY

-------------------------------------------------------------------------------------------------------------------------
FEATURE                   INCOMELOCK                               INCOMELOCK +6                  INCOMELOCK +8
-------------------------------------------------------------------------------------------------------------------------
LIVES COVERED             You                              You and your spouse            You and your spouse
-------------------------------------------------------------------------------------------------------------------------
INCOME CREDIT PERCENTAGE  Not applicable                   6% reduced for withdrawals     8% in years there are no
                                                           each year (available for the   withdrawals (available for the
                                                           first 12 Benefit Years)        first 12 Benefit Years)
-------------------------------------------------------------------------------------------------------------------------

MAXIMUM ANNUAL            Before 5th Benefit Year          For Endorsement Dates on or    For Endorsement Dates on or
WITHDRAWAL PERCENTAGE     anniversary: 5%                  after May 1, 2012:             after May 1, 2012:

                          On or after 5th Benefit Year     One Covered Person: 5.5%       One Covered Person: 5%
                          anniversary: 7%
                                                           Two Covered Persons: 5%        Two Covered Persons: 4.5%
                          On or after 10th Benefit Year
                          anniversary: 10%                 For Endorsement Dates          For Endorsement Dates
                                                           Prior to May 1, 2012:          Prior to May 1, 2012:
                          On or after 20th Benefit Year
                          anniversary: 10%                 One Covered Person: 6%         One Covered Person: 5.5%

                          On or after the Benefit          Two Covered Persons: 5.5%      Two Covered Persons: 5%
                          Anniversary following your 65th
                          birthday (for lifetime
                          withdrawals): 5%
-------------------------------------------------------------------------------------------------------------------------

PROTECTED INCOME          No Reduction to the Maximum      Age 45-64 at First             Age 45-64 at First
PAYMENT PERCENTAGE        Annual Withdrawal Amount         Withdrawal: 3%                 Withdrawal: 3%
                                                           Age 65+ at First               Age 65+ at First
                                                           Withdrawal: 4%                 Withdrawal: 4%
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        Not applicable                   Available on the 12th Benefit  Available on the 12th Benefit
BENEFIT BASE                                               Anniversary if no withdrawals  Anniversary if no withdrawals
                                                           were taken                     were taken
-------------------------------------------------------------------------------------------------------------------------

See the "IncomeLOCK" and "IncomeLOCK Plus" sections below for a more detailed discussion of each of these Living Benefit options.


                                                                             25

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Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

                                INVESTMENT RESTRICTIONS
      INVESTMENT         ---------------------------------------
         GROUP            INCOMELOCK       INCOMELOCK PLUS      VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Group A: Bond, Cash and  20%-Minimum   30%*-Minimum             Fixed Account Plus
Fixed Accounts                                                  Short-Term Fixed Account
                         100%-Maximum  100%-Maximum             Capital Conservation Fund
                                                                Core Bond Fund
                                       *20% of each             Government Securities Fund
                                       investment, including    Inflation Protected Fund
                                       Ineligible Purchase      International Government Bond Fund
                                       Payments (if any), is    Money Market I Fund
                                       automatically allocated  Money Market II Fund
                                       to Fixed Account Plus    Strategic Bond Fund
                                       for as long as           Vanguard Long-Term Investment Grade Fund
                                       IncomeLOCK Plus          Vanguard Long-Term Treasury Fund
                                       remains in effect. (See
                                       also IMPORTANT
                                       NOTE FOR
                                       INCOMELOCK PLUS
                                       below.)
---------------------------------------------------------------------------------------------------------------

Group B: Equity Maximum  0%-Minimum    0%-Minimum               Aggressive Growth Lifestyle Fund
                                                                American Beacon Holland Large Cap Growth Fund
                         70%-Maximum   70%-Maximum              Asset Allocation Fund
                                                                Blue Chip Growth Fund
                                                                Broad Cap Value Income Fund
                                                                Capital Appreciation Fund
                                                                Conservative Growth Lifestyle Fund
                                                                Core Equity Fund
                                                                Dividend Value Fund
                                                                Emerging Economies Fund (1)
                                                                Foreign Value Fund
                                                                Global Social Awareness Fund
                                                                Global Strategy Fund
                                                                Growth Fund
                                                                Growth & Income Fund
                                                                High Yield Bond Fund
                                                                International Equities Fund
                                                                International Growth Fund
                                                                Large Cap Core Fund
                                                                Large Capital Growth Fund
                                                                Large Cap Value Fund
                                                                Mid Cap Index Fund
                                                                Mid Cap Value Fund
                                                                Moderate Growth Lifestyle Fund
                                                                Socially Responsible Fund
                                                                Stock Index Fund
                                                                Value Fund
                                                                Vanguard LifeStrategy Conservative Growth Fund
                                                                Vanguard LifeStrategy Growth Fund
                                                                Vanguard LifeStrategy Moderate Growth Fund
                                                                Vanguard Wellington Fund
                                                                Vanguard Windsor II Fund
---------------------------------------------------------------------------------------------------------------

26

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
                           INVESTMENT RESTRICTIONS
      INVESTMENT         ------------------------------
         GROUP           INCOMELOCK   INCOMELOCK PLUS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------------------------
Group C: Limited Equity  0%-Minimum    0%-Minimum      Ariel Appreciation Fund
                                                       Ariel Fund
                         10%-Maximum   10%-Maximum     Emerging Economies Fund (1)
                                                       Global Real Estate Fund
                                                       Health Sciences Fund
                                                       International Opportunities Fund
                                                       Invesco Balanced-Risk Commodity Strategy Fund
                                                       Mid Cap Growth Fund
                                                       Mid Cap Strategic Growth Fund
                                                       Nasdaq-100(R) Index Fund
                                                       Science and Technology Fund
                                                       Small Cap Aggressive Growth Fund
                                                       Small Cap Fund
                                                       Small Cap Growth Fund
                                                       Small Cap Index Fund
                                                       Small Cap Special Values Fund
                                                       Small Cap Value Fund
                                                       Small-Mid Growth Fund

(1) For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2015 High Watermark Fund (Not available for
new investments effective 2/12/2010.)
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund
-------------------------------------------------------

--------
* IMPORTANT NOTE FOR INCOMELOCK PLUS: If you choose IncomeLOCK Plus, we will automatically allocate 20% (15% for IncomeLOCK Plus Endorsement Dates prior to May 1, 2012) of each Purchase Payment to Fixed Account Plus. This automatic allocation counts against the 30% of your investments that must be allocated to Group A (Bond, Cash and Fixed Accounts). This automatic allocation to Fixed Account Plus applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request the entire amount of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation (20% for Endorsement Dates on or after May 1, 2012 and 15% for Endorsement Dates prior to May 1, 2012). If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If

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the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to Both Optional Living Benefits

The Living Benefits are not available if you have an outstanding loan under the Contract. IF YOU ELECT A LIVING BENEFIT AND THEN TAKE A LOAN AFTER THE ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THESE FEATURES.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

Beginning May 1, 2012, IncomeLOCK and IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the benefit and a description of the effect of RMDs on the benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                     MAXIMUM                 MAXIMUM
                                      ANNUAL     INITIAL      ANNUAL
                                    WITHDRAWAL   MINIMUM    WITHDRAWAL
                                    PERCENTAGE  WITHDRAWAL  PERCENTAGE
                                      PRIOR    PERIOD PRIOR     IF
                                      TO ANY      TO ANY    EXTENSION
          TIME OF FIRST WITHDRAWAL  EXTENSION   EXTENSION   IS ELECTED
          ------------------------  ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary.......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary.......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary.......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary.......     10        10 Years      10
          On or after the Benefit
            Anniversary following              Life of the
            the Contract owner's                  Contract
            65th birthday..........      5           owner*      5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year, and if the excess is not solely a result of

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  RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal Amount in any Benefit Year reduce the Benefit Base by 50% or more.

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Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;* or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

INCOMELOCK PLUS

Beginning May 1, 2012, you may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s).

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix B -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.

Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------
                      Joint Owners(1)       45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                Joint
                Owners(1)         45       80       45       85
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------

--------
(1) Based on the age of the older Owner.
(2) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

--------------------------------------------------------------------------------


Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The older Contract Owner if jointly owned (non-qualified Contracts only)

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  .   The Contract Owner and spousal joint owner (non-qualified Contracts only)

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner(s) and the annuitant(s) must be the same persons); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner(s) and the annuitant(s) must be the same persons).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal of one of the two original Contract Owners (non-qualified Contracts);

   2. Removal or replacement of the original spousal beneficiary; and

   3. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

IncomeLOCK Plus is designed for individuals and spouses. Thus, if a Contract is owned by non-spousal joint Owners, domestic partners or same-sex spouses who jointly own a contract and either Owner dies, the full Account Value must be paid within 5 years of death, in compliance with the Internal Revenue Code, after which time the Contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the IncomeLOCK Plus. You should consult a qualified tax advisor concerning your particular circumstances.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below:

For Endorsement Dates On or After May 1, 2012:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)       5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Persons (Based on younger Covered Person)                       5%            4.5%                4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

--------------------------------------------------------------------------------


For Endorsement Dates Prior to May 1, 2012:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)        6%            5.5%                4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Person (Based on younger Covered Person)                       5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below.

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK Plus is selected at Contract issue, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

   1. 100% of Purchase Payments received in the first contract year; and

   2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

--------------------------------------------------------------------------------


If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not elect IncomeLOCK or re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

   8. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

   9. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

--------------------------------------------------------------------------------


Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------

By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   IncomeLOCK Plus

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable

--------------------------------------------------------------------------------

Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

--------------------------------------------------------------------------------


SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.35% to 0.85% during the Purchase Period and 0.75% to 1.25% during the Payout Period depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are

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designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
       FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
         One Covered Person......   1.30%    2.60%    0.60%    +/-0.25%
         Two Covered Persons.....   1.55%    3.10%    0.60%    +/-0.25%
       FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Fee Tables" and "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will

38

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assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

                                                                             39

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COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for

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   the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

                                                                             41

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We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless

42

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you choose the Fixed Interest Only payment option. Once begun, a "No Charge"
systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK and IncomeLOCK Plus, as set forth below in greater detail for each Living Benefit.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. For IncomeLOCK this will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the

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Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define
Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD ("MWP"):  The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

EXTENDING THE MAV EVALUATION PERIOD

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

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If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the MAWA for that year, the MAWA will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the MAWA will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated MAWA is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous MAWA.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining MAWA for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining MAWA. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

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Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the MAWA is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------

The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

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BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contract issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR

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
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the

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provisions of this Contract (if the Account Value is greater than zero), (ii)
continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

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Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

--------------------------------------------------------------------------------


Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts, and effective for tax years beginning after 2010, eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any)

--------------------------------------------------------------------------------

controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts,

--------------------------------------------------------------------------------

and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                               PAGE
                                                               ----
            General Information...............................   3
            Federal Tax Matters...............................   3
               Tax Consequences of Purchase Payments..........   3
               Tax Consequences of Distributions..............   6
               Special Tax Consequences -- Early Distribution.   7
               Special Tax Consequences --
                 Required Distributions.......................   8
               Tax Free Rollovers, Transfers and Exchanges....  10
               Effect of Tax-Deferred Accumulations...........  11
            Exchange Privilege................................  12
               Exchanges From Independence Plus Contracts.....  12
               Exchanges From V-Plan Contracts................  13
               Exchanges From SA-1 and SA-2 Contracts.........  14
               Exchanges From Impact Contracts................  16
               Exchanges From Compounder Contracts............  17
               Information That May Be Applicable To
                 Any Exchange.................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  18
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  20
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  22
          Experts...............................................  23
          Comments on Financial Statements......................  23

   APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------


The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.30%    2.60%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.55%    3.10%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.30%   0.3250%
               2nd        21.49         N/A      1.30%   0.3250%
               3rd        24.16         N/A      1.30%   0.3250%
               4th        19.44         N/A      1.30%   0.3250%
               5th        16.88        1.14%     1.14%   0.2850%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

--------------------------------------------------------------------------------


IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.30% + [0.05% x (16.88 - 20)]

             0.013 +[0.05% x (-3.12)]

             0.013 + (-0.00156) = 1.14% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE


           1.30% - 1.14% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.30%).

           1.14% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.60%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 1.14%.

           The Quarterly Fee Rate is 0.2850% (or 1.14% divided by 4).


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.30%      1.30%    0.3250%
              7th        25.57        1.58%      1.55%    0.3875%
              8th        30.22        1.81%      1.80%    0.4500%
              9th        26.02        1.60%      1.60%    0.4000%
              10th       22.83        1.44%      1.44%    0.3600%
              11th       19.88        1.29%      1.29%    0.3225%
              12th       20.60        1.33%      1.33%    0.3325%
              13th       14.44        1.02%      1.08%    0.2700%
              14th       13.41        0.97%      0.97%    0.2425%
              15th       9.11         0.76%      0.76%    0.1900%
              16th       14.10        1.00%      1.00%    0.2500%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.30% + [0.05% x (25.57 - 20)]

             0.013 + [0.05% x (5.57)]

             0.013 + (0.00278) = 1.58% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.30% - 1.58% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.30%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.55%
           (1.30% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3875% (or
           1.55% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.30% + [0.05% x (14.44 - 20)]

                0.013 + [0.05% x (-5.56)]

                0.013 + (-0.00278) = 1.02% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.33%-1.02% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.33%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 1.08% (1.33%-0.25%).

                    APPENDIX B -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------


The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $108,000 = $5,400). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,400 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2: IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS AND NO HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $230,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------- ----------
              1st     $103,000 $106,000  $100,000   $ 6,000  $ 5,380
              2nd     $333,000 $324,000  $300,000   $18,000  $17,820
              3rd     $333,000 $342,000  $300,000   $18,000  $18,810
              4th     $333,000 $360,000  $300,000   $18,000  $19,800
              5th     $363,000 $409,800  $330,000   $19,800  $22,539
              6th     $413,000 $429,600  $330,000   $19,800  $23,628

Since the Benefit Base equals the Benefit Base at the beginning of that Contract year plus the subsequent Eligible Purchase Payments made in Benefit Year 2, your new Benefit Base at the time of deposit equals $306,000 ($106,000 + $200,000) and your new Income Credit Base at the time of deposit equals $300,000 ($100,000 + $200,000). $30,000 of the $230,000 Purchase Payment is
considered Ineligible Purchase Payments because it exceeds 200% of the Eligible Purchase Payment made in the 1st Contract year. On your 2nd Contract anniversary, your Income Credit is $18,000 (6% x $300,000) and your Benefit Base equals $324,000 ($306,000 + $18,000). Your Benefit Base is not increased to the $333,000 Account Value because the highest Anniversary Value is reduced for $30,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount would be $17,820 if you were to start taking withdrawals after the 2nd Contract anniversary (5.5% of the $324,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Benefit Base at the time of deposit equals $390,000 ($360,000 + $30,000). On your 5th Contract anniversary, your Income Credit Base is $330,000 ($300,000 + $30,000) and your Income Credit equals $19,800 ($330,000 x 6%). Your Benefit Base equals $409,800 ($390,000 + $19,800). Any Purchase Payments made on or after your 5th Contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. Therefore, your Benefit Base is $429,600 ($409,800 + $19,800). If you were to start taking withdrawals after the 6th Contract anniversary, and your Maximum Annual Withdrawal Percentage remains at 5.5%, your Maximum Annual Withdrawal Amount would be $23,628 (5.5% of the $429,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $23,628 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $429,600, then

--------------------------------------------------------------------------------

your Protected Income Payment is 4% of the Benefit Base (4% x $429,600 = $17,184). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $17,184 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,400
             2nd     $118,000 $118,000  $118,000       N/A*   $5,900
             3rd     $107,000 $127,440  $118,000   $ 9,440    $6,372
             4th     $110,000 $136,880  $118,000   $ 9,440    $6,844
             5th     $150,000 $150,000  $150,000       N/A*   $7,500
             6th     $145,000 $162,000  $150,000   $12,000    $8,100

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,100 (5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,100 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,100), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,100), or $4,830. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,100. Your Account Value after this portion of the withdrawal is $101,310 ($109,410 --$8,100), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,830 / $101,310 = 4.77%). The Benefit Base is adjusted to $154,273, or $162,000 x 95.23%. The Income Credit Base is adjusted to $142,845 or $150,000 x 95.23%. Your new Income Credit is 8% of your new Income Credit Base (8% x $142,854), which equals $11,428. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($154,273 x 5%), which equals $7,714. Therefore, if you do not take additional excess withdrawals, you may take up to $7,714 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $154,273, then your Protected Income Payment is 4% of the Benefit Base (4% x $154,273 = $6,171). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,171 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 5 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values,

--------------------------------------------------------------------------------

Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $ 6,490
             4th      $103,000 $124,000  $100,000   $6,000   $ 6,820
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,150
             6th      $103,000 $136,000  $100,000   $6,000   $ 7,480
             7th      $103,000 $142,000  $100,000   $6,000   $ 7,810
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,140
             9th      $103,000 $154,000  $100,000   $6,000   $ 8,470
             10th     $103,000 $160,000  $100,000   $6,000   $ 8,800
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,130
             12th     $103,000 $200,000  $200,000      N/A*  $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 6 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $6,490
             4th      $103,000 $124,000  $100,000   $6,000   $6,820
             5th      $103,000 $130,000  $100,000   $6,000   $7,150
             6th      $103,000 $136,000  $100,000   $6,000   $7,480
             7th      $103,000 $142,000  $100,000   $6,000   $7,810
             8th      $103,000 $148,000  $100,000   $6,000   $8,140
             9th      $ 98,560 $151,000  $100,000   $3,000   $8,305
             10th     $ 91,010 $152,000  $100,000   $1,000   $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 5.5%, your new Maximum Annual Withdrawal Amount will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.60 TO 12.60                                            May 1, 2012


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2012, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2015 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    SunAmerica 2020 High Watermark Fund
Emerging Economies Fund             Large Cap Value Fund                Vanguard Lifestrategy Conservative Growth Fund
Foreign Value Fund                  Mid Cap Growth Fund                 Vanguard Lifestrategy Growth Fund
Global Real Estate Fund             Mid Cap Value Fund                  Vanguard Lifestrategy Moderate Growth Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      Vanguard Long-Term Investment-Grade Fund
Global Strategy Fund                Money Market II Fund                Vanguard Long-Term Treasury Fund
Government Securities Fund          Small Cap Growth Fund               Vanguard Wellington Fund
Growth Fund                         Small Cap Value Fund                Vanguard Windsor II Fund
Growth & Income Fund                Socially Responsible Fund
Health Sciences Fund                Strategic Bond Fund                 * closed to new investments
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

SELECTED PURCHASE UNIT DATA......................................   9

HIGHLIGHTS.......................................................  11

GENERAL INFORMATION..............................................  12
   About the Contracts...........................................  12
   About VALIC...................................................  13
   American Home Assurance Company...............................  13
   About VALIC Separate Account A................................  13
   Units of Interest.............................................  14
   Distribution of the Contracts.................................  14

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  14
   Fixed Account Options.........................................  15
   Variable Account Options......................................  15

PURCHASE PERIOD..................................................  19
   Account Establishment.........................................  19
   When Your Account Will Be Credited............................  20
   Purchase Units................................................  20
   Calculation of Value for Fixed Account Options................  20
   Calculation of Value for Variable Account Options.............  20
   Premium Enhancement Credit....................................  21
   Stopping Purchase Payments....................................  21

OPTIONAL LIVING BENEFITS.........................................  22
   Living Benefit Options -- Summary.............................  23
   IncomeLOCK(R).................................................  26
   IncomeLOCK(R) Plus............................................  28

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  31
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  31
   Communicating Transfer or Reallocation Instructions...........  33
   Effective Date of Transfer....................................  33
   Transfers During the Payout Period............................  33

FEES AND CHARGES.................................................  33
   Account Maintenance Charge....................................  33
   Surrender Charge..............................................  33
       Amount of Surrender Charge................................  34
       10% Free Withdrawal.......................................  34
       Exceptions to Surrender Charge............................  34
   Premium Tax Charge............................................  34
   Separate Account Charges......................................  34
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  35
   Separate Account Expense Reimbursements or Credits............  35
   Market Value Adjustment ("MVA")...............................  35
   Optional Living Benefit Fees..................................  36
   Other Charges.................................................  36

PAYOUT PERIOD....................................................  37
   Fixed Payout..................................................  37
   Assumed Investment Rate.......................................  37
   Variable Payout...............................................  37
   Combination Fixed and Variable Payout.........................  37


                                                                    PAGE
                                                                    ----
          Partial Annuitization....................................  37
          Payout Date..............................................  37
          Payout Options...........................................  38
          Payout Information.......................................  39

       SURRENDER OF ACCOUNT VALUE..................................  39
          When Surrenders Are Allowed..............................  39
          Surrender Process........................................  39
          Amount That May Be Surrendered...........................  39
          Surrender Restrictions...................................  39
          Partial Surrenders.......................................  40
          Systematic Withdrawals...................................  40
          Distributions Required by Federal Tax Law................  40
          Living Benefits..........................................  41

       EXCHANGE PRIVILEGE..........................................  44

       DEATH BENEFITS..............................................  44
          The Process..............................................  44
          Beneficiary Information..................................  44
             Spousal Beneficiaries.................................  44
             Beneficiaries Other Than Spouses......................  44
          Special Information for Individual
            Nonqualified Contracts.................................  45
          During the Purchase Period...............................  45
          Interest Guaranteed Death Benefit........................  45
          Standard Death Benefit...................................  45
          During the Payout Period.................................  46
          IncomeLOCK...............................................  46
          IncomeLOCK Plus..........................................  47

       OTHER CONTRACT FEATURES.....................................  47
          Changes That May Not Be Made.............................  47
          Change of Beneficiary....................................  47
          Contingent Owner.........................................  47
          Cancellation -- The 21 Day "Free Look"...................  48
          We Reserve Certain Rights................................  48
          Relationship to Employer's Plan..........................  48

       VOTING RIGHTS...............................................  48
          Who May Give Voting Instructions.........................  48
          Determination of Fund Shares Attributable to
            Your Account...........................................  48
             During the Purchase Period............................  48
             During the Payout Period or after a Death Benefit
               Has Been Paid.......................................  48
          How Fund Shares Are Voted................................  48

       FEDERAL TAX MATTERS.........................................  49
          Types of Plans...........................................  49
          Tax Consequences in General..............................  49

       LEGAL PROCEEDINGS...........................................  51

       FINANCIAL STATEMENTS........................................  51

       TABLE OF CONTENTS OF STATEMENT OF
         ADDITIONAL INFORMATION....................................  52

       APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF
         INCOMELOCK PLUS FEE.......................................  52

       APPENDIX B -- INCOMELOCK PLUS EXAMPLES......................  54

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period for IncomeLOCK(R) and on each Benefit Anniversary for IncomeLOCK(R) Plus.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

      BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount, the Minimum Withdrawal Period (for IncomeLOCK) and the Protected Income Payment (for IncomeLOCK Plus).

      BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

      BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

      ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

      EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits, IncomeLOCK and IncomeLOCK Plus, are not available with GPS. IncomeLOCK is available with GPA.

      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

      INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period for IncomeLOCK Plus.

--------------------------------------------------------------------------------


      INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

      INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

      INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

      INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The two Living Benefits we offer in this prospectus, IncomeLOCK and IncomeLOCK Plus, are offered for an additional fee.

      MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

      MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

      MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 Separate Account Charges


                                                                                           $3.75
                                                                                            per
Variable Account Option Maintenance Charge (1)                                            quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I
--------------------------------------------------------------------------------------------------
       Asset Allocation Fund
--------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                0.40
--------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                          0.40
--------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                            0.40
--------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                     0.40
--------------------------------------------------------------------------------------------------
       Dividend Value Fund                                                                  0.40
--------------------------------------------------------------------------------------------------
       Emerging Economies Fund (formerly, the Global Equity Fund)                           0.40
--------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                   0.40
--------------------------------------------------------------------------------------------------
       Global Real Estate Fund                                                              0.40
--------------------------------------------------------------------------------------------------
       Global Social Awareness Fund                                                         0.40
--------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                 0.40
--------------------------------------------------------------------------------------------------
       Government Securities Fund                                                           0.40
--------------------------------------------------------------------------------------------------
       Growth Fund                                                                          0.40
--------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                 0.40
--------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                 0.40
--------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                             0.40
--------------------------------------------------------------------------------------------------
       International Equities Fund                                                          0.40
--------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                   0.40
--------------------------------------------------------------------------------------------------
       International Growth Fund (formerly, the International Growth I Fund)                0.40
--------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                  0.40
--------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                            0.40
--------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                   0.40
--------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                        0.40
--------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                  0.40
--------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                             0.40
--------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                            0.40
--------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                     0.40
--------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                       0.40
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   VALIC COMPANY I (CONTINUED)
---------------------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                                          0.40
---------------------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                                 0.40
---------------------------------------------------------------------------------------------------------
       Small-Mid Growth Fund                                                                         0.40
---------------------------------------------------------------------------------------------------------
       Stock Index Fund                                                                              0.40
---------------------------------------------------------------------------------------------------------
       Value Fund                                                                                    0.40
---------------------------------------------------------------------------------------------------------
   VALIC COMPANY II
---------------------------------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                                              0.15
---------------------------------------------------------------------------------------------------------
       Capital Appreciation Fund                                                                     0.15
---------------------------------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                                            0.15
---------------------------------------------------------------------------------------------------------
       Core Bond Fund                                                                                0.15
---------------------------------------------------------------------------------------------------------
       High Yield Bond Fund                                                                          0.15
---------------------------------------------------------------------------------------------------------
       International Opportunities Fund (formerly, the International Small Cap Equity Fund)          0.15
---------------------------------------------------------------------------------------------------------
       Large Cap Value Fund                                                                          0.15
---------------------------------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                                           0.15
---------------------------------------------------------------------------------------------------------
       Mid Cap Value Fund                                                                            0.15
---------------------------------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                                                0.15
---------------------------------------------------------------------------------------------------------
       Money Market II Fund                                                                          0.15
---------------------------------------------------------------------------------------------------------
       Small Cap Growth Fund                                                                         0.15
---------------------------------------------------------------------------------------------------------
       Small Cap Value Fund                                                                          0.15
---------------------------------------------------------------------------------------------------------
       Socially Responsible Fund                                                                     0.15
---------------------------------------------------------------------------------------------------------
       Strategic Bond Fund                                                                           0.15
---------------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
---------------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund (formerly, the Lou Holland Growth Fund)         0.40
---------------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                                       0.40
---------------------------------------------------------------------------------------------------------
       Ariel Fund                                                                                    0.40
---------------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund                                                 0.40
---------------------------------------------------------------------------------------------------------
       SunAmerica 2015 High Watermark Fund, Class I (closed to new investments)                      0.65
---------------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I                                                  0.65
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                               0.65
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                            0.65
---------------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                                   0.65
---------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                                     0.40
---------------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                             0.40
---------------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                                     0.65
---------------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                                     0.65
---------------------------------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years           0.90%*

 (1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
 * For IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012, the maximum annual IncomeLOCK fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual IncomeLOCK fee is 0.65%.

 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

             NUMBER OF COVERED PERSONS  MAXIMUM ANNUAL FEE RATE(2)
             -------------------------  --------------------------
             FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
             One Covered Person                    2.60%
             Two Covered Persons                   3.10%
             FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
             For One Covered Person                2.20%
             For Two Covered Persons               2.70%

 (1) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus."
 (2) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

                                                 INITIAL    MINIMUM
                                                ANNUAL FEE ANNUAL FEE MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS                          RATE       RATE       DECREASE OR INCREASE*
-------------------------------------------------------------------------------------------------
FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
-------------------------------------------------------------------------------------------------
One Covered Person                                1.30%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
Two Covered Persons                               1.55%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
-------------------------------------------------------------------------------------------------
One Covered Person                                1.10%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------
Two Covered Persons                               1.35%      0.60%             +/-0.25%
-------------------------------------------------------------------------------------------------

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.15%   1.77%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 0.65%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.55% and at the maximum annual fee rate of 3.10% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $855  $2,091  $3,170   $5,391


(2) If you annuitize your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $401  $1,648  $2,732   $5,391


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $401  $1,648  $2,732   $5,391



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.15%, investment in a Variable Account Option with the lowest total expenses (0.15%), and that the optional IncomeLOCK and IncomeLOCK Plus features are not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $504   $602    $678     $404


(2) If you annuitize your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $32    $102    $178     $404


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $32    $102    $178     $404


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------


The 2011 Selected Purchase Unit Data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The 2002 through 2011 data for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. For the remaining funds, the Selected Purchase Unit Data is shown for the period beginning May 1, 2008, the first date these Contracts became available.


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)        2011 1.056   1.061           --
                                              2010 0.925   1.056           --
                                              2009 0.751   0.925           --
                                              2008    --   0.751           --
    Blue Chip Growth Fund (Division 72)       2011 0.895   0.904           --
                                              2010 0.773   0.895           --
                                              2009 0.542   0.773           --
                                              2008    --   0.542           --
    Broad Cap Value Income Fund
     (Division 75)                            2011 0.886   0.897           --
                                              2010 0.777   0.886           --
                                              2009 0.623   0.777           --
                                              2008    --   0.623           --
    Capital Conservation Fund (Division 7)    2011 1.152   1.226           --
                                              2010 1.073   1.152           --
                                              2009 0.970   1.073           --
                                              2008    --   0.970           --
    Core Equity Fund (Division 15)            2011 0.825   0.817      550,266
                                              2010 0.734   0.825      586,748
                                              2009 0.597   0.734      709,533
                                              2008    --   0.597      817,797
    Dividend Value Fund (Division 21)         2011 0.812   0.875      617,340
                                              2010 0.715   0.812      762,496
                                              2009 0.603   0.715      908,126
                                              2008    --   0.603    1,099,268
    Emerging Economies Fund (Division 87)     2011 0.703   0.609   25,013,285
                                              2010 0.635   0.703   24,524,804
                                              2009 0.492   0.635   23,647,904
                                              2008    --   0.492   22,859,470
    Foreign Value Fund (Division 89)          2011 0.830   0.719      856,633
                                              2010 0.775   0.830      937,116
                                              2009 0.528   0.775    1,184,874
                                              2008    --   0.528    1,488,257
    Global Real Estate Fund (Division 101)    2011 0.999   0.915           --
                                              2010 0.848   0.999           --
                                              2009 0.646   0.848           --
                                              2008    --   0.646           --
    Global Social Awareness Fund
     (Division 12)                            2011 0.816   0.763      901,405
                                              2010 0.730   0.816    1,011,682
                                              2009 0.557   0.730    1,299,409
                                              2008    --   0.557    1,541,696
    Global Strategy Fund (Division 88)        2011 1.042   1.015           --
                                              2010 0.937   1.042           --
                                              2009 0.758   0.937           --
                                              2008    --   0.758           --
    Government Securities Fund (Division 8)   2011 1.115   1.219           --
                                              2010 1.077   1.115           --
                                              2009 1.124   1.077           --
                                              2008    --   1.124           --
    Growth Fund (Division 78)                 2011 0.946   0.936   18,313,511
                                              2010 0.803   0.946   19,499,692
                                              2009 0.591   0.803   20,716,029
                                              2008    --   0.591   22,601,274
    Growth & Income Fund (Division 16)        2011 0.814   0.776           --
                                              2010 0.728   0.814           --
                                              2009 0.600   0.728           --
                                              2008    --   0.600           --
    Health Sciences Fund (Division 73)        2011 1.050   1.156           --
                                              2010 0.911   1.050           --


                                                                     NUMBER OF
                                                     UNIT    UNIT      UNITS
                                                    VALUE   VALUE   OUTSTANDING
 FUND NAME                                     YEAR AT 1/1 AT 12/31  AT 12/31
 ---------                                     ---- ------ -------- -----------
                                               2009 0.695   0.911           --
                                               2008    --   0.695           --
   Inflation Protected Fund (Division 77)      2011 1.149   1.260           --
                                               2010 1.057   1.149           --
                                               2009 0.968   1.057           --
                                               2008    --   0.968           --
   International Equities Fund (Division 11)   2011 0.733   0.635           --
                                               2010 0.679   0.733           --
                                               2009 0.526   0.679           --
                                               2008    --   0.526           --
   International Government Bond Fund          2011 1.189   1.237       47,868
    (Division 13)                              2010 1.104   1.189       48,471
                                               2009 0.993   1.104       65,909
                                               2008    --   0.993       71,333
   International Growth Fund (Division 20)     2011 0.820   0.737           --
                                               2010 0.731   0.820           --
                                               2009 0.542   0.731           --
                                               2008    --   0.542           --
   Large Cap Core Fund (Division 76)           2011 1.018   1.003           --
                                               2010 0.875   1.018           --
                                               2009 0.635   0.875           --
                                               2008    --   0.635           --
   Large Capital Growth Fund (Division 79)     2011 0.891   0.833    3,275,187
                                               2010 0.775   0.891    3,102,366
                                               2009 0.593   0.775    3,227,229
                                               2008    --   0.593    3,326,475
   Mid Cap Index Fund (Division 4)             2011 1.030   1.006   17,208,438
                                               2010 0.819   1.030   17,670,191
                                               2009 0.595   0.819   18,060,629
                                               2008    --   0.595   18,063,782
   Mid Cap Strategic Growth Fund
    (Division 83)                              2011 0.913   0.848    2,533,256
                                               2010 0.726   0.913    2,519,332
                                               2009 0.496   0.726    2,777,824
                                               2008    --   0.496    2,410,092
   Money Market I Fund (Division 6)            2011 1.019   1.016    6,438,760
                                               2010 1.023   1.019    7,619,735
                                               2009 1.024   1.023    9,004,685
                                               2008    --   1.024   10,108,070
   Nasdaq-100(R) Index Fund (Division 46)      2011 0.985   1.010           --
                                               2010 0.826   0.985           --
                                               2009 0.534   0.826           --
                                               2008    --   0.534           --
   Science & Technology Fund
    (Division 17)                              2011 0.997   0.934   14,977,996
                                               2010 0.820   0.997   15,845,486
                                               2009 0.497   0.820   16,127,931
                                               2008    --   0.497   16,438,753
   Small Cap Aggressive Growth Fund
    (Division 86)                              2011 1.063   0.950           --
                                               2010 0.835   1.063           --
                                               2009 0.547   0.835           --
                                               2008    --   0.547           --
   Small Cap Fund (Division 18)                2011 0.993   0.981           --
                                               2010 0.769   0.993           --
                                               2009 0.601   0.769           --
                                               2008    --   0.601           --
   Small Cap Index Fund (Division 14)          2011 0.973   0.928   11,533,659
                                               2010 0.772   0.973   11,464,255
                                               2009 0.605   0.772   11,175,914
                                               2008    --   0.605   10,301,414

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Special Values Fund
     (Division 84)                            2011 0.933   0.883           --
                                              2010 0.770   0.933           --
                                              2009 0.588   0.770           --
                                              2008    --   0.588           --
    Small-Mid Growth Fund (Division 85)       2011 0.960   0.914           --
                                              2010 0.763   0.960           --
                                              2009 0.544   0.763           --
                                              2008    --   0.544           --
    Stock Index Fund (Division 10)            2011 0.853   0.865   52,636,131
                                              2010 0.747   0.853   55,546,218
                                              2009 0.594   0.747   58,492,985
                                              2008    --   0.594   61,803,897
    Value Fund (Division 74)                  2011 0.820   0.799           --
                                              2010 0.717   0.820           --
                                              2009 0.540   0.717           --
                                              2008    --   0.540           --
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2011 0.951   0.948           --
                                              2010 0.822   0.951           --
                                              2009 0.637   0.822           --
                                              2008    --   0.637           --
    Capital Appreciation Fund (Division 39)   2011 0.822   0.806           --
                                              2010 0.720   0.822           --
                                              2009 0.545   0.720           --
                                              2008    --   0.545           --
    Conservative Growth Lifestyle Fund
     (Division 50)                            2011 1.088   1.124           --
                                              2010 0.961   1.088           --
                                              2009 0.796   0.961           --
                                              2008    --   0.796           --
    Core Bond Fund (Division 58)              2011 1.214   1.287    7,386,819
                                              2010 1.109   1.214    7,551,827
                                              2009 0.958   1.109    6,838,517
                                              2008    --   0.958    7,053,657
    High Yield Bond Fund (Division 60)        2011 1.097   1.143           --
                                              2010 0.967   1.097           --
                                              2009 0.675   0.967           --
                                              2008    --   0.675           --
    International Opportunities Fund
     (Division 33)                            2011 0.785   0.630           --
                                              2010 0.655   0.785           --
                                              2009 0.523   0.655           --
                                              2008    --   0.523           --
    Large Cap Value Fund (Division 40)        2011 0.762   0.728           --
                                              2010 0.659   0.762           --
                                              2009 0.599   0.659           --
                                              2008    --   0.599           --
    Mid Cap Growth Fund (Division 37)         2011 0.887   0.841           --
                                              2010 0.727   0.887           --
                                              2009 0.507   0.727           --
                                              2008    --   0.507           --
    Mid Cap Value Fund (Division 38)          2011 0.947   0.862    6,054,958
                                              2010 0.776   0.947    6,200,431
                                              2009 0.568   0.776    6,413,884
                                              2008    --   0.568    6,879,800
    Moderate Growth Lifestyle Fund
     (Division 49)                            2011 1.031   1.043           --
                                              2010 0.899   1.031           --
                                              2009 0.714   0.899           --
                                              2008    --   0.714           --
    Money Market II Fund (Division 44)        2011 1.028   1.026           --
                                              2010 1.029   1.028           --
                                              2009 1.027   1.029           --
                                              2008    --   1.027           --
    Small Cap Growth Fund (Division 35)       2011 0.953   0.912           --
                                              2010 0.714   0.953           --
                                              2009 0.519   0.714           --
                                              2008    --   0.519           --


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Value Fund (Division 36)        2011 1.004   0.924    3,777,447
                                              2010 0.799   1.004    3,815,444
                                              2009 0.644   0.799    3,689,837
                                              2008    --   0.644    4,082,616
    Socially Responsible Fund (Division 41)   2011 0.879   0.889           --
                                              2010 0.768   0.879           --
                                              2009 0.588   0.768           --
                                              2008    --   0.588           --
    Strategic Bond Fund (Division 59)         2011 1.188   1.237           --
                                              2010 1.072   1.188           --
                                              2009 0.852   1.072           --
                                              2008    --   0.852           --
  PUBLIC FUNDS
  American Beacon Holland Large Cap
   Growth Fund (Division 70)                  2011 0.985   1.014           --
                                              2010 0.868   0.985           --
                                              2009 0.626   0.868           --
                                              2008    --   0.626           --
  Ariel Appreciation Fund (Division 69)       2011 1.062   0.980    6,119,585
                                              2010 0.891   1.062    6,233,187
                                              2009 0.549   0.891    6,341,088
                                              2008    --   0.549    6,496,157
  Ariel Fund (Division 68)                    2011 0.976   0.862   10,371,335
                                              2010 0.778   0.976   10,405,683
                                              2009 0.478   0.778   11,016,307
                                              2008    --   0.478   10,788,105
  Invesco Balanced-Risk Commodity Strategy
   Fund (Division 102)                        2011    --   0.968           --
  SunAmerica 2015 High Watermark
   (Division 81)                              2011 0.967   1.018           --
                                              2010 0.913   0.967           --
                                              2009 0.923   0.913           --
                                              2008    --   0.923           --
  SunAmerica 2020 High Watermark
   (Division 82)                              2011 0.814   0.949           --
                                              2010 0.752   0.814           --
                                              2009 0.807   0.752           --
                                              2008    --   0.807           --
  Vanguard LifeStrategy Conservative Growth
   Fund (Division 54)                         2011 1.012   1.023           --
                                              2010 0.916   1.012           --
                                              2009 0.788   0.916           --
                                              2008    --   0.788           --
  Vanguard LifeStrategy Growth Fund
   (Division 52)                              2011 0.885   0.859           --
                                              2010 0.774   0.885           --
                                              2009 0.623   0.774           --
                                              2008    --   0.623           --
  Vanguard LifeStrategy Moderate Growth
   Fund (Division 53)                         2011 0.955   0.951           --
                                              2010 0.848   0.955           --
                                              2009 0.710   0.848           --
                                              2008    --   0.710           --
  Vanguard Long-Term Investment-Grade
   Fund (Division 22)                         2011 1.229   1.435      217,443
                                              2010 1.115   1.229      257,247
                                              2009 1.029   1.115      307,889
                                              2008    --   1.029      385,393
  Vanguard Long-Term Treasury Fund
   (Division 23)                              2011 1.206   1.553      681,696
                                              2010 1.112   1.206      824,845
                                              2009 1.269   1.112      987,225
                                              2008    --   1.269    1,187,983
  Vanguard Wellington Fund (Division 25)      2011 1.013   1.045   27,661,923
                                              2010 0.919   1.013   28,501,783
                                              2009 0.757   0.919   30,477,610
                                              2008    --   0.757   34,270,800
  Vanguard Windsor II Fund (Division 24)      2011 0.810   0.826   26,647,265
                                              2010 0.037   0.810   27,483,962
                                              2009 0.584   0.737   28,547,147
                                              2008    --   0.584   30,086,579

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.65% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. Beginning May 1, 2012, you may elect either Living Benefit only on your original Contract issue date. The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits."

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect a Living Benefit and then take a loan after the Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with these features.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust was established for the sole benefit of the U.S. Department of the Treasury (the "Department of Treasury") to hold all of the outstanding AIG Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG common stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock ("Series E Preferred Stock") and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock ("Series F Preferred Stock").

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for shares of AIG common stock, which was transferred by the trust to the Department of the Treasury. The Series E Preferred Stock and Series F Preferred Stock were exchanged for interests in special purpose entities.

As a result of the Recapitalization, AIG is controlled by the Department of the Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG common stock representing approximately 92 percent of AIG common stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG common stock by the Department of the Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.

These transactions do not alter the Company's obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account

--------------------------------------------------------------------------------

A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Divison invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("Distributor"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.


VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. If IncomeLOCK or IncomeLOCK Plus are selected, financial advisors will receive up to a 1% commission and a 0.03% annual trail. Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment. If IncomeLOCK or IncomeLOCK Plus are selected, such broker-dealers will receive up to a 1% commission and a 0.10% annual trail. In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.


FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account

Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK or IncomeLOCK Plus, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser.
PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisers, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management, LP                              Advisors, LLC
                                                                               ("Columbia Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: Invesco
                           Price Associates, Inc.                              Advisers, Inc.
                           ("T. Rowe Price")                                   ("Invesco") and
                                                                               SunAmerica

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston
                           Hanley, Mewhinney &                                 Company and Janus
                           Strauss, LLC ("Barrow                               Capital Management, LLC
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,
                           LLC ("BlackRock")         Stock Index Fund         Adviser: VALIC
                                                                              Sub-Adviser: SunAmerica

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company, LLP
                                                                               ("Wellington
                                                                               Management")

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Armstrong,
                          Sub-Adviser: SunAmerica                              Shaw Associates, Inc.;
                                                                               Barrow Hanley; Hotchkis
 Growth Fund              Adviser: VALIC                                       and Wiley Capital
                          Sub-Adviser: American                                Management, LLC; Lazard
                           Century Investment                                  Asset Management LLC;
                           Management, Inc.                                    Sanders Capital, LLC;
                           ("American Century")                                and The Vanguard Group,
                                                                               Inc. ("Vanguard")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Morgan
 Mid Cap Growth Fund                                                           Stanley Investment
                          Adviser: VALIC                                       Management, Inc. and
                          Sub-Adviser: Columbia      Mid Cap Value Fund        RCM Capital Management,
 Mid Cap Index Fund        Management                                          LLC ("RCM")

                          Adviser: VALIC                                      Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management,
                                                                               Inc., Tocqueville Asset
                                                                               Management, L.P. and
                                                                               Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Dreman
 Small Cap Aggressive                                                          Value Management, LLC
   Growth Fund            Adviser: VALIC                                       and Wells Capital
                          Sub-Adviser: RS            Small-Mid Growth Fund     Management Incorporated
                           Investment Management                               ("Wells Capital")
 Small Cap Fund            Co. LLC                   Small Cap Value Fund
                                                                              Adviser: VALIC
 Small Cap Growth Fund    Adviser: VALIC                                      Sub-Advisers: Century
                          Sub-Advisers: Invesco,                               Capital Management, LLC
                           T. Rowe Price and                                   and Wells Capital
 Small Cap Index Fund      Bridgeway Capital
                           Management, LLC                                    Adviser: VALIC
                                                                              Sub-Advisers: JP Morgan
                          Adviser: VALIC                                       Investment Management
                          Sub-Adviser: JPMIM                                   Inc. ("JPMIM"),
                                                                               SunAmerica and
                          Adviser: VALIC                                       Metropolitan West
                          Sub-Adviser: SunAmerica                              Capital Management, LLC

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Advisers: Franklin
                           Investments, LLC                                    Advisers, Inc. and
                           ("PineBridge")                                      Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American
                                                                               Century, Invesco and
 Foreign Value Fund       Adviser: VALIC                                       Massachusetts Financial
                          Sub-Adviser: Templeton                               Services Company
                           Global Advisors Ltd.

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------
 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      Opportunities Fund     Sub-Adviser: Invesco and
                                                                               UBS Global Asset
                                                                               Management (Americas)
                                                                               Inc.

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs Asset     Fund                   Adviser: VALIC
 Health Sciences Fund      Management, L.P.                                   Sub-Advisers: T. Rowe
                                                     Science & Technology      Price, RCM and
                          Adviser: VALIC               Fund                    Wellington Management
                          Sub-Adviser: T. Rowe
                          Price

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             Vanguard LifeStrategy    The LifeStrategy Funds
   Lifestyle Fund         Sub-Adviser: PineBridge      Conservative Growth    do not employ an
                                                       Fund                   investment advisor, but
 Asset Allocation Fund    Adviser: VALIC                                      benefit from the
                          Sub-Adviser: PineBridge    Vanguard LifeStrategy    investment advisory
                                                       Growth Fund            services provided to the
 Conservative Growth      Adviser: VALIC                                      underlying funds in
   Lifestyle Fund         Sub-Adviser: PineBridge    Vanguard LifeStrategy    which they invest. The
                                                       Moderate Growth Fund   investment advisors to
 Moderate Growth          Adviser: VALIC                                      the underlying funds are
   Lifestyle Fund         Sub-Adviser: PineBridge                             Vanguard and Mellon
                                                     Vanguard Wellington Fund Capital Management
 SunAmerica 2015 High     Adviser: VALIC                                      Corporation.
   Watermark Fund*        Sub-Adviser: SunAmerica
                                                                              Adviser: Wellington
 SunAmerica 2020 High     Adviser: VALIC                                       Management
   Watermark Fund         Sub-Adviser: SunAmerica

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica
                                                     Money Market II Fund
 Core Bond Fund           Adviser: VALIC                                      Adviser: VALIC
                          Sub-Adviser: PineBridge    Strategic Bond Fund      Sub-Adviser: SunAmerica
 Government Securities
   Fund                   Adviser: VALIC             Vanguard Long-Term       Adviser: VALIC
                          Sub-Advisers: JPMIM and      Investment-Grade Fund  Sub-Adviser: PineBridge
 High Yield Bond Fund      SunAmerica
                                                     Vanguard Long-Term       Adviser: Wellington
                          Adviser: VALIC               Treasury Fund          Management
 Inflation Protected Fund Sub-Adviser: Wellington
                           Management                                         Adviser: Vanguard
 International
   Government Bond Fund   Adviser: VALIC
                          Sub-Adviser: PineBridge

                          Adviser: VALIC
                          Sub-Adviser: PineBridge

--------
* closed to new investments

--------------------------------------------------------------------------------


Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund, and the International Growth I Fund changed its name to the International Growth Fund. On March 23, 2012, the Lou Holland Growth Fund was merged into the American Beacon Holland Large Cap Growth Fund. On
May 1, 2012, the International Small Cap Equity Fund changed its name to the International Opportunities Fund. A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a

--------------------------------------------------------------------------------

Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase

--------------------------------------------------------------------------------

Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the IncomeLOCK or IncomeLOCK Plus programs; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. Beginning May 1, 2012, you may elect a Living Benefit only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life (IncomeLOCK or IncomeLOCK Plus) or the lives of both you and your spouse (IncomeLOCK Plus only).

The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefits. You could pay for these features and not need to use them. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by these Living Benefits.

Below is a summary of the optional Living Benefits offered in your Contract, including a table summarizing the applicable features and components of each Living Benefit.

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65th birthday to take your first withdrawal under the program.

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012. You may begin taking withdrawals as early as age 45 at 4.5%, 5% or 5.5% of your Benefit Base, depending on the Income Credit option selected and the number of persons covered under the benefit (see table below). In addition, if your Account Value is reduced to zero, you will still benefit from the Protected Income Payment, which guarantees annual income of 4% for life (or 3% if withdrawals began before age 65). Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

--------------------------------------------------------------------------------


LIVING BENEFIT OPTIONS -- SUMMARY

-------------------------------------------------------------------------------------------------------------------------
FEATURE                   INCOMELOCK                               INCOMELOCK +6                  INCOMELOCK +8
-------                   ----------                               -------------                  -------------
-------------------------------------------------------------------------------------------------------------------------
LIVES COVERED             You                              You and your spouse            You and your spouse
-------------------------------------------------------------------------------------------------------------------------
INCOME CREDIT PERCENTAGE  Not applicable                   6% reduced for withdrawals     8% in years there are no
                                                           each year (available for the   withdrawals (available for the
                                                           first 12 Benefit Years)        first 12 Benefit Years)
-------------------------------------------------------------------------------------------------------------------------

MAXIMUM ANNUAL            Before 5th Benefit Year          For Endorsement Dates on or    For Endorsement Dates on or
WITHDRAWAL PERCENTAGE     anniversary: 5%                  after May 1, 2012:             after May 1, 2012:

                          On or after 5th Benefit Year     One Covered Person: 5.5%       One Covered Person: 5%
                          anniversary: 7%
                                                           Two Covered Persons: 5%        Two Covered Persons: 4.5%
                          On or after 10th Benefit Year
                          anniversary: 10%                 For Endorsement Dates          For Endorsement Dates
                                                           Prior to May 1, 2012:          Prior to May 1, 2012:
                          On or after 20th Benefit Year
                          anniversary: 10%                 One Covered Person: 6%         One Covered Person: 5.5%

                          On or after the Benefit          Two Covered Persons: 5.5%      Two Covered Persons: 5%
                          Anniversary following your 65th
                          birthday (for lifetime
                          withdrawals): 5%
-------------------------------------------------------------------------------------------------------------------------

PROTECTED INCOME          No Reduction to the Maximum      Age 45-64 at First             Age 45-64 at First
PAYMENT PERCENTAGE        Annual Withdrawal Amount         Withdrawal: 3%                 Withdrawal: 3%
                                                           Age 65+ at First               Age 65+ at First
                                                           Withdrawal: 4%                 Withdrawal: 4%
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        Not applicable                   Available on the 12th Benefit  Available on the 12th Benefit
BENEFIT BASE                                               Anniversary if no withdrawals  Anniversary if no withdrawals
                                                           were taken                     were taken
-------------------------------------------------------------------------------------------------------------------------

See the "IncomeLOCK" and "IncomeLOCK Plus" sections below for a more detailed discussion of each of these Living Benefit options.

Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

                                INVESTMENT RESTRICTIONS
      INVESTMENT         ---------------------------------------
         GROUP            INCOMELOCK       INCOMELOCK PLUS      VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Group A: Bond, Cash and  20%-Minimum   30%*-Minimum               Fixed Account Plus
Fixed Accounts                                                    Short-Term Fixed Account
                         100%-Maximum  100%-Maximum               Capital Conservation Fund
                                                                  Core Bond Fund
                                       *20% of each               Government Securities Fund
                                       investment, including      Inflation Protected Fund
                                       Ineligible Purchase        International Government Bond Fund
                                       Payments (if any), is      Money Market I Fund
                                       automatically allocated    Money Market II Fund
                                       to Fixed Account Plus      Strategic Bond Fund
                                       for as long as             Vanguard Long-Term Investment Grade Fund
                                       IncomeLOCK Plus            Vanguard Long-Term Treasury Fund
                                       remains in effect. (See
                                       also IMPORTANT
                                       NOTE FOR
                                       INCOMELOCK PLUS
                                       below.)
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           INVESTMENT RESTRICTIONS
      INVESTMENT         ------------------------------
         GROUP           INCOMELOCK   INCOMELOCK PLUS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        ------------------------------
Group B: Equity Maximum  0%-Minimum    0%-Minimum      Aggressive Growth Lifestyle Fund
                                                       American Beacon Holland Large Cap Growth Fund
                         70%-Maximum   70%-Maximum     Asset Allocation Fund
                                                       Blue Chip Growth Fund
                                                       Broad Cap Value Income Fund
                                                       Capital Appreciation Fund
                                                       Conservative Growth Lifestyle Fund
                                                       Core Equity Fund
                                                       Dividend Value Fund
                                                       Emerging Economies Fund (1)
                                                       Foreign Value Fund
                                                       Global Social Awareness Fund
                                                       Global Strategy Fund
                                                       Growth Fund
                                                       Growth & Income Fund
                                                       High Yield Bond Fund
                                                       International Equities Fund
                                                       International Growth Fund
                                                       Large Cap Core Fund
                                                       Large Capital Growth Fund
                                                       Large Cap Value Fund
                                                       Mid Cap Index Fund
                                                       Mid Cap Value Fund
                                                       Moderate Growth Lifestyle Fund
                                                       Socially Responsible Fund
                                                       Stock Index Fund
                                                       Value Fund
                                                       Vanguard LifeStrategy Conservative Growth Fund
                                                       Vanguard LifeStrategy Growth Fund
                                                       Vanguard LifeStrategy Moderate Growth Fund
                                                       Vanguard Wellington Fund
                                                       Vanguard Windsor II Fund
------------------------------------------------------------------------------------------------------

Group C: Limited Equity  0%-Minimum    0%-Minimum      Ariel Appreciation Fund
                                                       Ariel Fund
                         10%-Maximum   10%-Maximum     Emerging Economies Fund (1)
                                                       Global Real Estate Fund
                                                       Health Sciences Fund
                                                       International Opportunities Fund
                                                       Invesco Balanced-Risk Commodity Strategy Fund
                                                       Mid Cap Growth Fund
                                                       Mid Cap Strategic Growth Fund
                                                       Nasdaq-100(R) Index Fund
                                                       Science and Technology Fund
                                                       Small Cap Aggressive Growth Fund
                                                       Small Cap Fund
                                                       Small Cap Growth Fund
                                                       Small Cap Index Fund
                                                       Small Cap Special Values Fund
                                                       Small Cap Value Fund
                                                       Small-Mid Growth Fund

(1) For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2015 High Watermark Fund (Not available for
new investments effective 2/12/2010.)
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund
-------------------------------------------------------

--------
* IMPORTANT NOTE FOR INCOMELOCK PLUS: If you choose IncomeLOCK Plus, we will automatically allocate 20% (15% for IncomeLOCK Plus Endorsement Dates prior to May 1, 2012) of each Purchase Payment to Fixed Account Plus. This automatic allocation counts against the 30% of your investments that must be allocated to Group A (Bond, Cash and Fixed Accounts). This automatic allocation to Fixed Account Plus applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request the entire amount of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation (20% for Endorsement Dates on or after May 1, 2012 and 15% for
Endorsement Dates prior to May 1, 2012). If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to Both Optional Living Benefits

The Living Benefits are not available if you have an outstanding loan under the Contract. IF YOU ELECT A LIVING BENEFIT AND THEN TAKE A LOAN AFTER THE ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THESE FEATURES.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

--------------------------------------------------------------------------------


Beginning May 1, 2012, IncomeLOCK and IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the benefit and a description of the effect of RMDs on the benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                     MAXIMUM                 MAXIMUM
                                      ANNUAL     INITIAL      ANNUAL
                                    WITHDRAWAL   MINIMUM    WITHDRAWAL
                                    PERCENTAGE  WITHDRAWAL  PERCENTAGE
                                      PRIOR    PERIOD PRIOR     IF
                                      TO ANY      TO ANY    EXTENSION
          TIME OF FIRST WITHDRAWAL  EXTENSION   EXTENSION   IS ELECTED
          ------------------------  ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary.......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary.......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary.......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary.......     10        10 Years      10
          On or after the Benefit
            Anniversary following              Life of the
            the Contract owner's                  Contract
            65th birthday..........      5           owner*      5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

--------------------------------------------------------------------------------


On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal Amount in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;* or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


INCOMELOCK PLUS

Beginning May 1, 2012, you may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s).

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix B -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.

Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------
                      Joint Owners(1)       45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                Joint
                Owners(1)         45       80       45       85
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------

--------
(1) Based on the age of the older Owner.
(2) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

  .   The older Contract Owner if jointly owned (non-qualified Contracts only)

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  .   The Contract Owner and spousal joint owner (non-qualified Contracts only)

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner(s) and the annuitant(s) must be the same persons); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner(s) and the annuitant(s) must be the same persons).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal of one of the two original Contract Owners (non-qualified Contracts);

   2. Removal or replacement of the original spousal beneficiary; and

   3. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.
IncomeLOCK Plus is designed for individuals and spouses. Thus, if a Contract is owned by non-spousal joint Owners, domestic partners or same-sex spouses who jointly own a contract and either Owner dies, the full Account Value must be paid within 5 years of death, in compliance with the Internal Revenue Code, after which time the Contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the IncomeLOCK Plus. You should consult a qualified tax advisor concerning your particular circumstances.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below:

For Endorsement Dates On or After May 1, 2012:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)       5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Persons (Based on younger Covered Person)                       5%            4.5%                4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

For Endorsement Dates Prior to May 1, 2012:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)        6%            5.5%                4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Person (Based on younger Covered Person)                       5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

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Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below.

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK Plus is selected at Contract issue, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

   1. 100% of Purchase Payments received in the first contract year; and

   2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total

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withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not elect IncomeLOCK or re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

   8. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

   9. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares,

--------------------------------------------------------------------------------

negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

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Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   IncomeLOCK Plus

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the

--------------------------------------------------------------------------------

amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.15% to 0.65% of during the Purchase Period and 0.75% to 1.25% during the Payout Period depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

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REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an

--------------------------------------------------------------------------------

exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date prior to May 1, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
       FOR ENDORSEMENT DATES ON OR AFTER MAY 1, 2012:
         One Covered Person......   1.30%    2.60%    0.60%    +/-0.25%
         Two Covered Persons.....   1.55%    3.10%    0.60%    +/-0.25%
       FOR ENDORSEMENT DATES PRIOR TO MAY 1, 2012:
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Fee Tables" and "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

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The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

--------------------------------------------------------------------------------


PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b)

--------------------------------------------------------------------------------

contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No

--------------------------------------------------------------------------------

Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK and IncomeLOCK Plus, as set forth below in greater detail for each Living Benefit.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. For IncomeLOCK this will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

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BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD ("MWP"):  The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

EXTENDING THE MAV EVALUATION PERIOD

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

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Withdrawals during a Benefit Year that in total are less than or equal to the
Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the MAWA for that year, the MAWA will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the MAWA will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated MAWA is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous MAWA.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining MAWA for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining MAWA. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the MAWA is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

                                                                             43

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If the Account Value and the Benefit Base are greater than zero on the latest
Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------



From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

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If the Annuitant dies before the beginning of the Annuity Period, the named
Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in New York. This Contract provision was not available in Florida for Contracts issued prior to March 5, 2012. In Florida, for Contract issued on or after March 5, 2012 (1) that are individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan), the interest guaranteed death benefit is payable if death occurs prior to age 70, and (2) that are issued in connection with an employer-sponsored retirement plan, the interest guaranteed death benefit is not available. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Option
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York, or any other state where the interest guaranteed death benefit is not available.

In Florida, the standard death benefit is payable if death occurs at any age if the Contract is issued in connection with an employer-sponsored retirement plan. If death occurs on or after age 70 in an individual nonqualified Contract, IRA or Roth IRA (outside of an employer-sponsored retirement plan), the standard death benefit feature is payable.

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The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for

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withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

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CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts, and effective for tax years beginning after 2010, eligible 457(b) Roth accounts, pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.


FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

--------------------------------------------------------------------------------

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final

--------------------------------------------------------------------------------

regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                               PAGE
                                                               ----
            General Information...............................   3
            Federal Tax Matters...............................   3
               Tax Consequences of Purchase Payments..........   3
               Tax Consequences of Distributions..............   6
               Special Tax Consequences -- Early Distribution.   7
               Special Tax Consequences --
                 Required Distributions.......................   8
               Tax Free Rollovers, Transfers and Exchanges....  10
               Effect of Tax-Deferred Accumulations...........  11
            Exchange Privilege................................  12
               Exchanges From Independence Plus Contracts.....  12
               Exchanges From V-Plan Contracts................  13
               Exchanges From SA-1 and SA-2 Contracts.........  14
               Exchanges From Impact Contracts................  16
               Exchanges From Compounder Contracts............  17
               Information That May Be Applicable To
                 Any Exchange.................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  18
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  20
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  22
          Experts...............................................  23
          Comments on Financial Statements......................  23

   APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------


The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.30%    2.60%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.55%    3.10%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.30%   0.3250%
               2nd        21.49         N/A      1.30%   0.3250%
               3rd        24.16         N/A      1.30%   0.3250%
               4th        19.44         N/A      1.30%   0.3250%
               5th        16.88        1.14%     1.14%   0.2850%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

--------------------------------------------------------------------------------


IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.30% + [0.05% x (16.88 - 20)]

             0.013 +[0.05% x (-3.12)]

             0.013 + (-0.00156) = 1.14% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE


           1.30% - 1.14% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.30%).

           1.14% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.60%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 1.14%.

           The Quarterly Fee Rate is 0.2850% (or 1.14% divided by 4).


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.30%      1.30%    0.3250%
              7th        25.57        1.58%      1.55%    0.3875%
              8th        30.22        1.81%      1.80%    0.4500%
              9th        26.02        1.60%      1.60%    0.4000%
              10th       22.83        1.44%      1.44%    0.3600%
              11th       19.88        1.29%      1.29%    0.3225%
              12th       20.60        1.33%      1.33%    0.3325%
              13th       14.44        1.02%      1.08%    0.2700%
              14th       13.41        0.97%      0.97%    0.2425%
              15th       9.11         0.76%      0.76%    0.1900%
              16th       14.10        1.00%      1.00%    0.2500%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.30% + [0.05% x (25.57 - 20)]

             0.013 + [0.05% x (5.57)]

             0.013 + (0.00278) = 1.58% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.30% - 1.58% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.30%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.55%
           (1.30% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3875% (or
           1.55% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.30% + [0.05% x (14.44 - 20)]

                0.013 + [0.05% x (-5.56)]

                0.013 + (-0.00278) = 1.02% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.33%-1.02% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.33%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 1.08% (1.33%-0.25%).

                    APPENDIX B -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------


The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $108,000 = $5,400). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,400 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2: IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS AND NO HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $230,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------- ----------
              1st     $103,000 $106,000  $100,000   $ 6,000  $ 5,380
              2nd     $333,000 $324,000  $300,000   $18,000  $17,820
              3rd     $333,000 $342,000  $300,000   $18,000  $18,810
              4th     $333,000 $360,000  $300,000   $18,000  $19,800
              5th     $363,000 $409,800  $330,000   $19,800  $22,539
              6th     $413,000 $429,600  $330,000   $19,800  $23,628

Since the Benefit Base equals the Benefit Base at the beginning of that Contract year plus the subsequent Eligible Purchase Payments made in Benefit Year 2, your new Benefit Base at the time of deposit equals $306,000 ($106,000 + $200,000) and your new Income Credit Base at the time of deposit equals $300,000 ($100,000 + $200,000). $30,000 of the $230,000 Purchase Payment is
considered Ineligible Purchase Payments because it exceeds 200% of the Eligible Purchase Payment made in the 1st Contract year. On your 2nd Contract anniversary, your Income Credit is $18,000 (6% x $300,000) and your Benefit Base equals $324,000 ($306,000 + $18,000). Your Benefit Base is not increased to the $333,000 Account Value because the highest Anniversary Value is reduced for $30,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount would be $17,820 if you were to start taking withdrawals after the 2nd Contract anniversary (5.5% of the $324,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Benefit Base at the time of deposit equals $390,000 ($360,000 + $30,000). On your 5th Contract anniversary, your Income Credit Base is $330,000 ($300,000 + $30,000) and your Income Credit equals $19,800 ($330,000 x 6%). Your Benefit Base equals $409,800 ($390,000 + $19,800). Any Purchase Payments made on or after your 5th Contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. Therefore, your Benefit Base is $429,600 ($409,800 + $19,800). If you were to start taking withdrawals after the 6th Contract anniversary, and your Maximum Annual Withdrawal Percentage remains at 5.5%, your Maximum Annual Withdrawal Amount would be $23,628 (5.5% of the $429,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $23,628 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $429,600, then

--------------------------------------------------------------------------------

your Protected Income Payment is 4% of the Benefit Base (4% x $429,600 = $17,184). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $17,184 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,400
             2nd     $118,000 $118,000  $118,000       N/A*   $5,900
             3rd     $107,000 $127,440  $118,000   $ 9,440    $6,372
             4th     $110,000 $136,880  $118,000   $ 9,440    $6,844
             5th     $150,000 $150,000  $150,000       N/A*   $7,500
             6th     $145,000 $162,000  $150,000   $12,000    $8,100

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,100 (5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,100 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,100), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,100), or $4,830. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,100. Your Account Value after this portion of the withdrawal is $101,310 ($109,410 --$8,100), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,830 / $101,310 = 4.77%). The Benefit Base is adjusted to $154,273, or $162,000 x 95.23%. The Income Credit Base is adjusted to $142,845 or $150,000 x 95.23%. Your new Income Credit is 8% of your new Income Credit Base (8% x $142,854), which equals $11,428. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($154,273 x 5%), which equals $7,714. Therefore, if you do not take additional excess withdrawals, you may take up to $7,714 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $154,273, then your Protected Income Payment is 4% of the Benefit Base (4% x $154,273 = $6,171). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,171 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 5 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values,

--------------------------------------------------------------------------------

Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $ 6,490
             4th      $103,000 $124,000  $100,000   $6,000   $ 6,820
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,150
             6th      $103,000 $136,000  $100,000   $6,000   $ 7,480
             7th      $103,000 $142,000  $100,000   $6,000   $ 7,810
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,140
             9th      $103,000 $154,000  $100,000   $6,000   $ 8,470
             10th     $103,000 $160,000  $100,000   $6,000   $ 8,800
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,130
             12th     $103,000 $200,000  $200,000      N/A*  $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 6 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $5,830
             2nd      $103,000 $112,000  $100,000   $6,000   $6,160
             3rd      $103,000 $118,000  $100,000   $6,000   $6,490
             4th      $103,000 $124,000  $100,000   $6,000   $6,820
             5th      $103,000 $130,000  $100,000   $6,000   $7,150
             6th      $103,000 $136,000  $100,000   $6,000   $7,480
             7th      $103,000 $142,000  $100,000   $6,000   $7,810
             8th      $103,000 $148,000  $100,000   $6,000   $8,140
             9th      $ 98,560 $151,000  $100,000   $3,000   $8,305
             10th     $ 91,010 $152,000  $100,000   $1,000   $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 - $4,440). Your Net Income Credit Percentage equals 3% (6% - 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 - $7,550). Your new Income Credit is 1% (6% -- 5%) of your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 5.5%, your new Maximum Annual Withdrawal Amount will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
                       UNITS OF INTEREST UNDER GROUP AND
                INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS
                          PORTFOLIO DIRECTOR(R) PLUS
                             PORTFOLIO DIRECTOR 2
                              PORTFOLIO DIRECTOR

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                FORM N-4 PART B


                                  MAY 1, 2012



This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this SAI) dated May 1, 2012 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company"), at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.

                               TABLE OF CONTENTS


                                                                                             PAGE
                                                                                             ----
General Information.........................................................................   3
Federal Tax Matters.........................................................................   3
   Tax Consequences of Purchase Payments....................................................   3
   Tax Consequences of Distributions........................................................   6
   Special Tax Consequences -- Early Distribution...........................................   7
   Special Tax Consequences -- Required Distributions.......................................   8
   Tax-Free Rollovers, Transfers and Exchanges..............................................  10
   Effect of Tax-Deferred Accumulations.....................................................  11
Exchange Privilege..........................................................................  12
   Exchanges From Independence Plus Contracts...............................................  12
   Exchanges From V-Plan Contracts..........................................................  13
   Exchanges From SA-1 and SA-2 Contracts...................................................  14
   Exchanges From Impact Contracts..........................................................  16
   Exchanges From Compounder Contracts......................................................  16
   Information That May Be Applicable To Any Exchange.......................................  17
Calculation of Surrender Charge.............................................................  18
   Illustration of Surrender Charge on Total Surrender......................................  18
   Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender.  18
Purchase Unit Value.........................................................................  19
   Illustration of Calculation of Purchase Unit Value.......................................  19
   Illustration of Purchase of Purchase Units...............................................  20
Calculation of MVA Option...................................................................  20
Payout Payments.............................................................................  21
   Assumed Investment Rate..................................................................  21
   Amount of Payout Payments................................................................  21
   Payout Unit Value........................................................................  22
   Illustration of Calculation of Payout Unit Value.........................................  22
   Illustration of Payout Payments..........................................................  22
Distribution of Variable Annuity Contracts..................................................  22
Experts.....................................................................................  23
Comments on Financial Statements............................................................  23

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

       Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

       Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract.

       The Contracts are non-participating and will not share in any of the profits of the Company.

--------------------------------------------------------------------------------
                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

NOTE: WE HAVE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR ABOUT YOUR OWN CIRCUMSTANCES.

   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

   It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

   In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

   It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).



TAX CONSEQUENCES OF PURCHASE PAYMENTS

   403(B) ANNUITIES. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however, the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.



   For 2012, your elective deferrals are generally limited to $17,000, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $50,000, or up to 100% of "includible compensation" as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.


   401(A)/(K) AND 403(A) QUALIFIED PLANS. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if is eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


   408(B) INDIVIDUAL RETIREMENT ANNUITIES ("408(B) IRAS" OR "TRADITIONAL IRAS"). For 2012, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and are generally fully deductible in 2012 only by individuals who:


    (i) are not active Participants in another retirement plan, and are not married;


    (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $173,000;



    (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $58,000; or



    (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $92,000.


   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $10,000 or 100% of the working spouse's earned income, and no more than $5,000 may be contributed to either spouse's IRA for any year. The $10,000 limit increases to $12,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

   You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

    (i) the lesser of $5,000 ($6,000 if you are age 50 or older; $10,000 for you and your spouse's IRAs, or $12,000 if you are both age 50 or older) or 100% of compensation, over

    (ii)  your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


   408A ROTH INDIVIDUAL RETIREMENT ANNUITIES ("408A ROTH IRAS" OR "ROTH IRAS"). For 2012, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and a full contribution may be made only by individuals who:

    (i)   are unmarried and have adjusted gross income of less than $110,000; or



    (ii) are married and filing jointly, and have adjusted gross income of less than $173,000



   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $173,000 and $183,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $183,000. Similarly, the contribution is reduced for those who are single with modified AGI between $110,000 and $125,000, with no contribution for singles with modified AGI over $125,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

   457 PLANS. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and
(ii) belong to either a select group of management or highly compensated employees and are independent contractors.


   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2012, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $17,000 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and for governmental plans only, age-based catch-up deferrals up to $5,500 are also permitted for individuals age 50 or older. Generally, however, a participant can not utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.


   SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2012, the employer may contribute up to 25% of your compensation or $50,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.



   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, $11,000 in 2002, and $12,000 for 2003.
This limit increased $1,000 each year until it reached $15,000 in 2006 and is now indexed and may be increased in future years in $500 increments. In 2012, the limit is $17,000. Such plans if established by December 31, 1996, may still allow employees to make these contributions. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.



   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2012, employee salary reduction contributions cannot exceed $11,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

   NONQUALIFIED CONTRACTS. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual) however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

   UNFUNDED DEFERRED COMPENSATION PLANS. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

TAX CONSEQUENCES OF DISTRIBUTIONS

   403(B) ANNUITIES. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

(1)attainment of age 59  1/2;

(2)severance from employment;

(3)death;

(4)disability, or


(5)qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).



   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.


   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1)distributions of Roth 403(b) contributions;

(2)qualified distributions of earnings on Roth 403(b) contributions and,

(3)other after-tax amounts in the Contract.


Distributions of Roth 403(b) contributions are tax-free. "Qualified" distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

   401(A)/(K) AND 401(F)/403(A) QUALIFIED PLANS. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

   408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.


   408A ROTH IRAS. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.


   457 PLANS. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   UNFUNDED DEFERRED COMPENSATION PLANS. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   NONQUALIFIED CONTRACTS. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

   The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 eliminated the December 31,2007 sunset date for the reservist provision extending the exception to individuals called up to active duty on or after December 31, 2007.

SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

   403(B) ANNUITIES, 401(A)/(K) AND 403(A) QUALIFIED PLANS, 408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

    (1)  death;

    (2)  disability;

    (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

    (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2, and

    (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.


   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:


    (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

    (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

    (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.


   408A ROTH IRAS. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.


   457 PLANS. Distributions generally may be made under an EDCP prior to separation from service only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

   NONQUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

    (1)  to a Beneficiary on or after the Contract Owner's death;

    (2)  upon the Contract Owner's disability;

    (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

    (4)  made under an immediate annuity contract, or

    (5)  allocable to Purchase Payments made before August 14, 1982.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS


   403(B) ANNUITIES. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.


   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

    (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

    (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

   A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLOCK, IncomeLOCK Plus or other enhanced benefit option, the calculation of the required minimum distribution will include the value of the IncomeLOCK, IncomeLOCK Plus or other enhanced benefit and may increase the amount of the required minimum distribution.

   401(A)/(K) AND 401(F)/403(A) QUALIFIED PLANS. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

   408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

    (1)  there is no exception for pre-1987 amounts; and

    (2)there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A ROTH IRAS. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   457 PLANS. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs. Although the Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans, the suspension does not apply to 457(b) plans of tax-exempt employers and employees in those plans were required to take required minimum distribution for the 2009 tax year, and we are not aware of any subsequent suspension for 2010 or later years.

   NONQUALIFIED CONTRACTS. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.


TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES


   403(B) ANNUITIES. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k). Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

   401(A)/(K) AND 403(A) QUALIFIED PLANS. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.


   408(B) TRADITIONAL IRAS AND SEPS. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.


   408A ROTH IRAS. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.

   Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. Rollovers from pre-tax retirement plans into Roth IRA made in 2010 are also subject to ratable recognition of income in 2011 and 2012 in the absence of a contrary election by the taxpayer. You should consult your tax advisor regarding the application of these rules.

   408(P) SIMPLE IRAS. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 PLANS. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

NONQUALIFIED CONTRACTS. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from contributions made to:

.. A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

..  A nonqualified Contract purchased with after-tax contributions (Purchase
   Payments); and

..  Taxable accounts such as savings accounts.

[COMPARISON CHART]


                                10 Years           20 Years           30 Years
Tax Account                      $13,978            $32,762            $58,007
Non-qualified Contract           $14,716            $36,499            $68,743
Tax-Deferred Annuity
Tax-Deferred Annuity             $19,621            $48,665            $91,657



This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a

10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              PAYCHECK COMPARISON

                                                     Tax-Favored Retirement Program  Taxable Account
                                                     ------------------------------  ---------------
Annual amount available for savings before federal
  taxes                                                         $2,400                   $2,400
Current federal income tax due on Purchase Payments               0                      $(600)
Net retirement plan Purchase Payments                           $2,400                   $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

--------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

   In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director is provided below.

EXCHANGES FROM INDEPENDENCE PLUS CONTRACTS
(UIT-585 AND UITG-585)

       SALES/SURRENDER CHARGES. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender (or total surrender if there has been no prior partial surrender), to the extend it does not exceed 10% of the Account Value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

       OTHER CHARGES. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the variable sub-accounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director.


       INVESTMENT OPTIONS. Under Independence Plus Contracts ten Divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. In addition, two fixed investment options are available. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.


       ANNUITY OPTIONS. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM V-PLAN CONTRACTS
(IFA-582 AND GFA-582)

   SALES/SURRENDER CHARGES. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender, to the extent it does not exceed 10% of the account value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director provisions include no surrender charge on an election of the no charge systematic withdrawal method, and where an employee-Participant has maintained the account for a period of five years and has attained age 59 1/2. For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

       If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director.

       OTHER CHARGES. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fees begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director.

       INVESTMENT OPTIONS. There are no variable investment alternatives provided under V-Plan Contracts.

       ANNUITY OPTIONS. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director does not provide for commutation. V-Plan Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM SA-1 AND SA-2 CONTRACTS
(GUP-64, GUP-74, GTS-VA)

       AGENTS' AND MANAGERS' RETIREMENT PLAN EXCHANGE OFFER. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts and Independence Plus Contracts for the equivalent units of interest in Portfolio Director. Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director any surrender charges or account maintenance charges. Other individuals who may exchange to Portfolio Director from SA-1 or Independence Plus Contracts may have surrender charges and account maintenance charges imposed under Portfolio Director. All other provisions with regard to exchange offers will apply to the Plan Exchange Offer.

       Pursuant to this voluntary exchange offer, participants in the Plan will have three options from which to choose. As to the funding vehicle for a Purchase Payment plan, the participant may choose to:

..  Remain in the SA-1 Contract and Independence Plus Contract.

.. Leave current assets in the SA-1 Contract or Independence Plus Contract and direct future Purchase Payments to Portfolio Director; or

..  Transfer all current assets and future Purchase Payments to Portfolio
   Director.

       If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the Independence Plus Contract, and direct future Purchase Payments to Portfolio Director, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director.

       Once a participant transfers assets and future Purchase Payments to Portfolio Director the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director, the participant will be allowed at a later date to transfer the current assets to Portfolio Director. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and Portfolio Director, you should refer to the form of the contract or certificate for its terms and conditions.

       SALES/SURRENDER CHARGES. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       OTHER CHARGES. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" and "Separate Account Expense Reimbursement" in the prospectus.)

       INVESTMENT OPTIONS. Under SA-1 and SA-2 Contracts only one Division of VALIC Separate Account A is available as a variable investment alternative. This Division invests in a portfolio of VALIC Company I, the Stock Index Fund. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. (See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.


       ANNUITY OPTIONS. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM IMPACT CONTRACTS
(UIT-981)

       SALES/SURRENDER CHARGES. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

       OTHER CHARGES. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio

Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.


       INVESTMENT OPTIONS. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.


       ANNUITY OPTIONS. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM COMPOUNDER CONTRACTS
(C-1-75 AND IFA-78)

       SALES/SURRENDER CHARGES. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director. Purchase Payments made to Portfolio Director, however, would be subject to the surrender charge under Portfolio Director. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       OTHER CHARGES. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       INVESTMENT OPTIONS. There are no variable investment alternatives provided under Compounder Contracts.

       ANNUITY OPTIONS. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director allows Payout Payments be made on a fixed or variable basis, or both. One option under Portfolio Director provides for a designated period of 5 and 30 years. Unlike Portfolio Director, the Compounder Contracts contain no "betterment of rates" provision.

INFORMATION THAT MAY BE APPLICABLE TO ANY EXCHANGE

       GUARANTEED ANNUITY RATES. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director are set forth therein, and copies may be obtained from the Company.

       To satisfy a federal tax law requirement, non-spouse Beneficiaries under Portfolio Director generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

       Under certain deferred annuity contracts issued before October 21, 1979, upon the death of the owner the entire value of the contract as of the date of death may be received income tax free by the Beneficiary. This will not apply to contracts that have been exchanged on or after October 21, 1979.

       GROUP UNALLOCATED CONTRACTS. We do not allow exchanges from group unallocated Contracts.

--------------------------------------------------------------------------------
                        CALCULATION OF SURRENDER CHARGE
--------------------------------------------------------------------------------

       The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER

EXAMPLE 1.

                              TRANSACTION HISTORY

         DATE                           TRANSACTION             AMOUNT
         ----                 --------------------------------- -------
         10/1/94............. Purchase Payment                  $10,000
         10/1/95............. Purchase Payment                    5,000
         10/1/96............. Purchase Payment                   15,000
         10/1/97............. Purchase Payment                    2,000
         10/1/98............. Purchase Payment                    3,000
         10/1/99............. Purchase Payment                    4,000
         12/31/99............ Total Purchase Payments (Assumes
                              Account Value is $50,000)          39,000
         12/31/99             Total Surrender

   Surrender Charge is lesser of (a) or (b):

a. Surrender Charge calculated on 60 months of Purchase Payments

  1. Surrender Charge against Purchase Payment of 10/1/94............. $    0
  2. Surrender Charge against Purchase Payment of 10/1/95............. $  250
  3. Surrender Charge against Purchase Payment of 10/1/96............. $  750
  4. Surrender Charge against Purchase Payment of 10/1/97............. $  100
  5. Surrender Charge against Purchase Payment of 10/1/98............. $  150
  6. Surrender Charge against Purchase Payment of 10/1/99............. $  200
  Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 + 5 + 6). $1,450

b. Surrender Charge calculated on the excess over 10% of the Account Value at the time of surrender:

   Account Value at time of surrender           $ 50,000
   Less 10% not subject to Surrender Charge      - 5,000
                                                --------
   Subject to Surrender Charge                    45,000
                                                X    .05
                                                --------
   Surrender Charge based on Account Value      $  2,250 $2,250
c. Surrender Charge is the lesser of a or b....          $1,450

ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL
                                   SURRENDER

EXAMPLE 2.

               TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)


DATE               TRANSACTION            AMOUNT
----      ------------------------------- -------
10/1/94.. Purchase Payment                $10,000
10/1/95.. Purchase Payment                  5,000
10/1/96.. Purchase Payment                 15,000
10/1/97.. Purchase Payment                  2,000
10/1/98.. Purchase Payment                  3,000
10/1/99.. Purchase Payment                  4,000
12/31/99. 10% Partial Surrender (Assumes    3,900
          Account Value is $39,000)
2/1/00... Full Surrender                   35,100

a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units 10% of $39,000 = $3,900 [no charge on this 10% withdrawal]

b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 -- $3,900 = $35,100

c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755

d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

--------------------------------------------------------------------------------
                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

   Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

STEP 1: Calculate the gross investment rate:

   Gross Investment Rate
=  (EQUALS)
   The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/  (DIVIDED BY)
   The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

STEP 2: Calculate net investment rate for any day as follows:

    Net Investment Rate
=   (EQUALS)
    Gross Investment Rate (calculated in Step 1)
-   (MINUS)
    Separate Account charges.

STEP 3: Determine Purchase Unit Value for that day.

    Purchase Unit Value for that day.
=   (EQUALS)
    Purchase Unit Value for immediate preceding day.
X   (MULTIPLIED BY)
    Net Investment Rate (as calculated in Step 2) plus 1.00.

       The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

   EXAMPLE 3.

        1. Purchase Unit value, beginning of period.......... $ 1.800000
        2. Value of Fund share, beginning of period.......... $21.200000
        3. Change in value of Fund share..................... $  .500000
        4. Gross investment return (3)/(2)...................    .023585
        5. Daily separate account fee*.......................    .000027
        *Fee of 1% per annum used for illustrative purposes..
        6. Net investment return (4)--(5)....................    .023558
        7. Net investment factor 1.000000+(6)................   1.023558
        8. Purchase Unit value, end of period (1)X(7)........ $ 1.842404

  ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

   EXAMPLE 4.

1. First Periodic Purchase Payment.......................................... $  100.00
2. Purchase Unit value on effective date of purchase (see Example 3)........ $1.800000
3. Number of Purchase Units purchased (1)/(2)...............................    55.556
4. Purchase Unit value for valuation date following purchase (see Example
  3)........................................................................ $1.842404
5. Value of Purchase Units in account for valuation date following purchase
  (3)X(4)................................................................... $  102.36

--------------------------------------------------------------------------------
                           CALCULATION OF MVA OPTION
--------------------------------------------------------------------------------

       The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

       The market value adjustment is determined by the formula below, using the following factors:

    . A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

    . B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

    . N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

    . The index rates for A and B will be the U.S. Treasury Yield as quoted by Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

       The market value adjustment will equal:

       The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                        [(1+A)/(1+B+0.005)]/(N/12)/--1

       The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

--------------------------------------------------------------------------------
                                PAYOUT PAYMENTS
--------------------------------------------------------------------------------

ASSUMED INVESTMENT RATE

       The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described here as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

       The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

       The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

       The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

       In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

       Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division . If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

       Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

       The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

       The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

   EXAMPLE 8.

       1. Payout Unit value, beginning of period............... $ .980000
       2. Net investment factor for Period (see Example 3).....  1.023558
       3. Daily adjustment for 3  1/2% Assumed Investment Rate.   .999906
       4. (2)X(3)..............................................  1.023462
       5. Payout Unit value, end of period (1)X(4)............. $1.002993

                        ILLUSTRATION OF PAYOUT PAYMENTS

   EXAMPLE 9. ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

    1.  Number of Purchase Units at Payout Date..................  10,000.00
    2.  Purchase Unit value (see Example 3)...................... $ 1.800000
    3.  Account Value of Contract (1)X(2)........................ $18,000.00
    4.  First monthly Payout Payment per $1,000 of Account Value. $     5.63
    5.  First monthly Payout Payment (3)X(4)/1,000............... $   101.34
    6.  Payout Unit value (see Example 8)........................ $  .980000
    7.  Number of Payout Units (5)/(6)...........................    103.408
    8.  Assume Payout Unit value for second month equal to....... $  .997000
    9.  Second monthly Payout Payment (7)X(8).................... $   103.10
    10. Assume Payout Unit value for third month equal to........ $  .953000
    11. Third monthly Payout Payment (7)X(10).................... $    98.55

--------------------------------------------------------------------------------
                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

       The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

       The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter for VALIC Separate Account A is American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC. Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. The address of the Distributor is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Delaware corporation and is a member of FINRA.




       VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. If IncomeLOCK or IncomeLOCK Plus are selected, agents will receive up to a 1% commission and a 0.03% annual trail. Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment. If IncomeLOCK or IncomeLOCK Plus are selected, such broker-dealers will receive up to a 1% commission and a 0.10% annual trail. These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.



       Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales Commissions paid for Portfolio Director, Portfolio Director 2 and Portfolio Director Plus for the years 2009, 2010 and 2011 totaled $145,071,105, $155,763,307 and $184,727,512, respectively. The Distributor retained $0 in commissions for each of the Portfolio Director products those same years.


--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------


       The consolidated financial statements of The Variable Annuity Life Insurance Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of The Variable Annuity Life Insurance Company Separate Account A as of December 31, 2011 and for each of the two years in the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002.



       The statutory financial statements of American Home Assurance Company as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION


       On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.



       The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K filed on February 23, 2012, for the year ended December 31, 2011, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



       The consolidated financial statements of AIA Group Limited incorporated into this Statement of Additional Information by reference to American International Group's Amendment No. 1 on Form 10-K/A have been so incorporated in reliance upon the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting.



       American International Group, Inc. does not underwrite any annuity contracts referenced herein.




--------------------------------------------------------------------------------
                       COMMENTS ON FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

       Not all of the VALIC Separate Account A Divisions are available under the Contracts described in the prospectus.

       You should only consider the statutory financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee with respect to contracts with a date of issue of December 29, 2006 or earlier.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                      Page
                                                                                                    Numbers
                                                                                                    -------
Report of Independent Registered Public Accounting Firm                                                1
Consolidated Balance Sheets - December 31, 2011 and 2010                                             2 to 3
Consolidated Statements of Income (Loss) - Years Ended December 31, 2011, 2010 and 2009                4
Consolidated Statements of Comprehensive Income - Years Ended December 31, 2011, 2010 and 2009         5
Consolidated Statements of Shareholder's Equity - Years Ended December 31, 2011, 2010 and 2009         6
Consolidated Statements of Cash Flows - Years Ended December 31, 2011, 2010 and 2009                 7 to 8
Notes to Consolidated Financial Statements                                                          9 to 61

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Variable Annuity Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), of comprehensive income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of The Variable Annuity Life Insurance Company and its subsidiaries (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.


/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 25, 2012

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

                                                                         December 31,
                                                                     -------------------
                                                                       2011       2010
                                                                     --------   --------
                                                                        (IN MILLIONS)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
      (amortized cost: 2011 - $32,602; 2010 - $25,984)               $ 34,382   $ 27,069
   Fixed maturity securities, trading, at fair value                      276        273
   Hybrid securities, at fair value
      (cost: 2011 - $25; 2010 - $1)                                        25          1
   Equity securities, available for sale, at fair value
      (cost: 2011 - $24; 2010 - $26)                                       47         44
   Equity securities, trading, at fair value                               --          1
   Mortgage and other loans receivable
      (net of allowance: 2011 - $95; 2010 - $137)                       3,912      3,995
   Policy loans                                                           901        943
   Investment real estate
      (accumulated depreciation: 2011 - $1; 2010 - $0)                     88          1
   Partnerships and other invested assets                               2,128      2,065
   Short-term investments
      (portion measured at fair value 2011 - $159; 2010 - $2,250)         287      4,648
   Derivative assets, at fair value                                        29          8
                                                                     --------   --------
Total investments                                                      42,075     39,048
Cash                                                                      136         97
Accrued investment income                                                 491        444
Deferred policy acquisition costs and cost of insurance purchased       1,736      1,926
Deferred sales inducements                                                178        176
Other assets                                                               84         82
Separate account assets, at fair value                                 24,231     25,366
                                                                     --------   --------
TOTAL ASSETS                                                         $ 68,931   $ 67,139
                                                                     ========   ========

           See accompanying notes to consolidated financial statements

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (Continued)

                                                                         December 31,
                                                              ---------------------------------
                                                                    2011              2010
                                                              ---------------    --------------
                                                               (IN MILLIONS, EXCEPT SHARE DATA)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Policyholder contract deposits                             $        36,205    $       33,985
   Future policy benefits                                                  23                24
   Income taxes payable to Parent                                         148               337
   Deferred income taxes payable                                          880               689
   Derivative liabilities, at fair value                                   27                42
   Other liabilities                                                      281               439
   Separate account liabilities                                        24,231            25,366
                                                              ---------------    --------------
TOTAL LIABILITIES                                                      61,795            60,882
                                                              ---------------    --------------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)
SHAREHOLDER'S EQUITY:
   Common stock, $1 par value, 5,000,000 shares authorized,
      3,575,000 shares issued and outstanding                               4                 4
   Additional paid-in capital                                           6,255             6,786
   Accumulated deficit                                                   (216)           (1,226)
   Accumulated other comprehensive income                               1,093               693
                                                              ---------------    --------------
TOTAL SHAREHOLDER'S EQUITY                                              7,136             6,257
                                                              ---------------    --------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                    $        68,931    $       67,139
                                                              ===============    ==============

           See accompanying notes to consolidated financial statements

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                               Years ended December 31,
                                                            -----------------------------
                                                              2011       2010       2009
                                                            -------    -------    -------
                                                                    (IN MILLIONS)
REVENUES:
   Net investment income                                    $ 2,102    $ 2,246    $ 2,022
   Net realized investment gains (losses):
      Total other-than-temporary impairments on
         available for sale securities                         (152)      (296)      (623)
      Portion of other-than-temporary impairments on
         available for sale fixed maturity securities
         recognized in accumulated other comprehensive
         income (loss)                                            1       (114)      (156)
                                                            -------    -------    -------
      Net other-than-temporary impairments on available
         for sale fixed maturity securities recognized in
         net income (loss)                                     (151)      (410)      (779)
      Other realized investment gains (losses)                  271        199       (127)
                                                            -------    -------    -------
         Total net realized investment gains (losses)           120       (211)      (906)
   Fee income:
      Variable annuity fees                                     310        282        241
      Other fee income                                          121        109        100
                                                            -------    -------    -------
TOTAL REVENUES                                                2,653      2,426      1,457
                                                            -------    -------    -------
BENEFITS AND EXPENSES:
   Interest credited on policyholder contract deposits        1,279      1,271      1,274
   Amortization of deferred policy acquisition costs and
      cost of insurance purchased                               269        102         94
   Amortization  of deferred sales inducements                   17          8          3
   General and administrative expenses, net of deferrals        183        167        168
   Commissions, net of deferrals                                 81         79         82
   Policyholder benefits                                          6          7         12
                                                            -------    -------    -------
TOTAL BENEFITS AND EXPENSES                                   1,835      1,634      1,633
                                                            -------    -------    -------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)               818        792       (176)
INCOME TAX EXPENSE (BENEFIT):
   Current                                                     (153)       141         49
   Deferred                                                     (30)      (321)        27
                                                            -------    -------    -------
TOTAL INCOME TAX EXPENSE (BENEFIT)                             (183)      (180)        76
                                                            -------    -------    -------
NET INCOME (LOSS)                                           $ 1,001    $   972    $  (252)
                                                            =======    =======    =======

           See accompanying notes to consolidated financial statements

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                 Years ended December 31,
                                                              -----------------------------
                                                                2011       2010       2009
                                                              -------    -------    -------
                                                                      (IN MILLIONS)
NET INCOME (LOSS)                                             $ 1,001    $   972    $  (252)
OTHER COMPREHENSIVE INCOME:
   Net unrealized gains of fixed maturity investments
      on which other-than-temporary credit impairments were
      taken - net of reclassification adjustments                  98        232        425
   Deferred income tax expense on above changes                   (34)       (81)      (152)
   Net unrealized gains on all other invested assets
      arising during the current period - net of
      reclassification adjustments                                668      1,404      2,377
   Deferred income tax expense on above changes                  (233)      (497)      (837)
   Adjustment to deferred policy acquisition costs
      and deferred sales inducements                             (129)      (307)      (408)
   Deferred income tax benefit on above changes                    45        107        143
   Foreign currency translation adjustments                        (7)        (1)         6
   Deferred income tax benefit (expense) on above changes           2         --         (2)
   Insurance loss recognition                                     (15)        --         --
   Deferred income tax benefit on above changes                     5         --         --
                                                              -------    -------    -------
OTHER COMPREHENSIVE INCOME                                        400        857      1,552
                                                              -------    -------    -------
COMPREHENSIVE INCOME                                          $ 1,401    $ 1,829    $ 1,300
                                                              =======    =======    =======

           See accompanying notes to consolidated financial statements

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                             Years ended December 31,
                                                           ---------------------------
                                                             2011      2010      2009
                                                           -------   -------   -------
                                                                  (IN MILLIONS)
COMMON STOCK:
   Balance at beginning and end of year                    $     4   $     4   $     4
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                              6,786     6,786     5,554
      Capital contributions from Parent (see Note 12)            5        --     1,232
      Return of capital                                       (536)       --        --
                                                           -------   -------   -------
   Balance at end of year                                    6,255     6,786     6,786
                                                           -------   -------   -------
ACCUMULATED DEFICIT:
   Balance at beginning of year                             (1,226)   (2,199)   (3,430)
      Cumulative effect of accounting change, net of tax        --         1     1,483
      Net income (loss)                                      1,001       972      (252)
      Other                                                      9        --        --
                                                           -------   -------   -------
   Balance at end of year                                     (216)   (1,226)   (2,199)
                                                           -------   -------   -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                                693      (163)     (694)
      Cumulative effect of accounting change, net of tax        --        (1)   (1,021)
      Other comprehensive income:                              400       857     1,552
                                                           -------   -------   -------
   Balance at end of year                                    1,093       693      (163)
                                                           -------   -------   -------
TOTAL SHAREHOLDER'S EQUITY                                 $ 7,136   $ 6,257   $ 4,428
                                                           =======   =======   =======

           See accompanying notes to consolidated financial statements

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  Years ended December 31,
                                                               -----------------------------
                                                                 2011       2010       2009
                                                               -------    -------    -------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                              $ 1,001    $   972    $  (252)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits              1,279      1,271      1,274
Amortization of deferred policy acquisition costs and
   cost of insurance purchased                                     269        102         94
Amortization of deferred sales inducements                          17          8          3
Net realized investment (gains) losses                            (120)       211        906
Equity in income of partnerships and other invested assets         (43)      (105)        45
Accretion of net premium/discount on investments                  (199)      (202)      (165)
Provision for deferred income tax (benefit)                        (30)      (321)        27
Unrealized (gains) losses in earnings - net                         (4)      (107)        (7)
Capitalized interest                                               (20)       (27)       (29)
CHANGE IN:
   Hybrid securities, at fair value                                (16)         3          5
   Trading securities, at fair value                                 8         37         28
   Accrued investment income                                       (47)       (49)         1
   Deferral of deferred policy acquisition costs and cost of
      insurance purchased                                         (193)      (154)      (143)
   Income taxes receivable/payable to Parent                      (189)        98         89
   Other assets                                                     (8)        (1)        (6)
   Future policy benefits                                           (1)        (7)         1
   Other liabilities                                              (140)       (81)       229
Other, net                                                          (3)        37          3
                                                               -------    -------    -------
      NET CASH PROVIDED BY OPERATING ACTIVITIES                $ 1,561    $ 1,685    $ 2,103
                                                               =======    =======    =======

           See accompanying notes to consolidated financial statements

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                   Years ended December 31,
                                                               --------------------------------
                                                                 2011        2010        2009
                                                               --------    --------    --------
                                                                         (IN MILLIONS)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities                                   $(11,596)   $ (8,087)   $ (3,876)
   Equity securities                                                 --          (2)         (1)
   Mortgage and other loans receivable                             (282)       (110)       (146)
   Other investments, excluding short-term investments           (2,514)     (4,020)     (2,569)
Sales of:
   Fixed maturity securities                                      2,121       4,192       3,322
   Equity securities                                                 30          34          15
   Other investments, excluding short-term investments            2,430       3,586       2,792
Redemptions and maturities of:
   Fixed maturity securities                                      3,085         896         818
   Mortgage and other loans receivable                              291         255         262
   Other investments, excluding short-term investments              167         177         284
Change in short-term investments                                  4,361       1,045      (3,679)
                                                               --------    --------    --------
      NET CASH USED IN INVESTING ACTIVITIES                      (1,907)     (2,034)     (2,778)
                                                               --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                     3,229       2,875       2,814
Policyholder account withdrawals                                 (2,629)     (2,875)     (3,820)
Net exchanges to/(from) separate accounts                           606         591         693
Claims and annuity payments                                        (285)       (246)       (219)
Cash capital contribution from Parent Company                        --          --       1,230
Return of capital                                                  (536)         --          --
                                                               --------    --------    --------
      NET CASH PROVIDED BY FINANCING ACTIVITIES                     385         345         698
                                                               --------    --------    --------
INCREASE (DECREASE) IN CASH                                          39          (4)         23
CASH AT BEGINNING OF PERIOD                                          97         101          78
                                                               --------    --------    --------
CASH AT END OF PERIOD                                          $    136    $     97    $    101
                                                               ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid                                   $     36    $     41    $    (41)
Non-cash activity:
Sales inducements credited to policyholder contract deposits   $     33    $     37    $     43
Other various non-cash contributions                           $      5    $     --    $      2

           See accompanying notes to consolidated financial statements

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The Variable Annuity Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is a direct, wholly owned subsidiary of American General Life Insurance Company (the "Parent"), a Texas-domiciled life insurance company, which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a Texas-domiciled life insurance company and is a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Primary products include fixed and variable group annuities, and group mutual funds. The Company also offers group administrative and compliance services, and individual annuity and mutual fund products. The Company utilizes career and independent financial advisors to provide enrollment support and comprehensive financial planning services.

As the Company primarily markets through an exclusive sales agent force, no annual annuity deposits for any individual agent in 2011 or 2010 represented more than 10 percent of total annuity deposits.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayment and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variably annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. Such risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company has partial ownership interests. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions are those relating to items considered by management in the determination of:

     .    future policy benefits;

     .    policyholder contract deposits;

     .    recoverability of deferred policy acquisition costs ("DAC");

     .    estimated gross profits ("EGPs") for investment-oriented products;

     .    other-than-temporary impairments;

     . estimates with respect to income taxes, including recoverability of deferred tax assets; and

     . fair value measurements of certain financial assets and liabilities, including the Company's economic

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

          interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts to be issued in the future by the Company allow the insurer to revise certain elements used in determining policy benefits, subject to guarantees stated in the contracts.

INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and adjustment to DAC and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II which is carried at fair value. See Notes 3 and 4 for discussion on ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

On April 1, 2009, the Company adopted prospectively an accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

IMPAIRMENT POLICY -- EFFECTIVE APRIL 1, 2009 AND THEREAFTER

FIXED MATURITY SECURITIES

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge that are not foreign exchange related for available for sale fixed maturity securities, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO"), and asset backed securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security, management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

     .    Current delinquency rates;

     .    Expected default rates and the timing of such defaults;

     .    Loss severity and timing of any such recovery; and

     .    Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

     . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

     . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than -temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the benefit paid when the claim is made and the balances are fully collateralized by the cash surrender value of the policy.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

INVESTMENT REAL ESTATE

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

PARTNERSHIPS AND OTHER INVESTED ASSETS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest or less than five percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values accounted for under the equity method are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partners or manager of each of these investments, which is one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. The Company's investments in partially owned companies include its interest in Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust"). See Note 14.

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues riders that offer a guaranteed minimum withdrawal benefit ("GMWB") on certain variable annuity products. The GMWB is a feature that provides a guaranteed annual stream of income payments for a specified period, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided. The Company purchases options on the S&P 500 index and futures of U.S. Treasury

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

securities to partially offset this risk. The GMWB is considered an embedded derivative that is required to be bifurcated from the host contract and carried at fair value. The fair value of the GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded options and futures. Exchange traded options and futures are marked to market using observable market quotes.

See Note 5 for further discussion of embedded policy derivatives.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The reserves for GMWB embedded derivatives are reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the consolidated statements of income (loss).

See Notes 3 and 5 for further discussion on derivative financial instruments.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS, COST OF INSURANCE PURCHASED ("CIP") AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the annuity contracts. EGPs are based on management's best estimates and are composed of net investment income, net realized investment gains and losses, variable annuity fees, guarantee costs, surrender charges and direct administrative expenses. The Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g., market return, investment spreads, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

The DAC for investment-type products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income
(loss).

With respect to the Company's variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is 8.5 percent.

The cost assigned to certain acquired insurance contracts in force at the acquisition date referred to as CIP is reported in deferred acquisition costs and cost of insurance purchased in the consolidated balance sheets. Interest was accreted on the unamortized balance of CIP at rates ranging from 3.0 percent to
4.5 percent in 2011, 2010 and

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2009. CIP is amortized in relation to the EGPs to date for each period and is adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported within the same financial statement line items.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders, on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options and minimum guarantees made by the Company with respect to certain policies. The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets, with an equivalent liability, in the consolidated balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income
(loss), comprehensive income (loss), and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the consolidated statements of income (loss).

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statements of income (loss), as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liabilities for GMWB accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB are reported in net realized investment gain (loss) in the consolidated statements of income (loss).

The GMWB is a feature the Company offers on certain variable annuity products. If available and elected by the contract holder at time of issuance and depending on the provisions of the feature elected, this feature can provide a guaranteed annual stream of income payments for life or other specified period, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified in 2010, primarily to revise the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives.

In addition, the Company is a coinsurer for the GMWB under a separate reinsurance agreement on certain variable annuity contracts issued by American Life Insurance Company ("ALICO"). See additional discussion in Note 9.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FUTURE POLICY BENEFITS

Future policy benefits include the Company's liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB").

A GMDB feature is issued on a majority of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product and type of benefit elected by the contract holder. The Company bears the risk that death claims may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liability for GMDB are included in policyholder benefits in the consolidated statements of income (loss). The Company regularly evaluates estimates used and adjusts the GMDB liability balance, with a related charge or credit to policyholder benefits if actual experience or other evidence suggests that earlier assumptions should be revised.

The Company is a coinsurer for the GMIB under a separate reinsurance agreement on certain variable annuity contracts issued by ALICO. See additional discussion in Note 9.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

     . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

     . Dividend income from common and preferred stock and distributions from other investments.

     . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

     . Earnings from partnership investments in private equity funds and hedge fund investments accounted for under the equity method.

     .    Interest income on policy loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

     . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), investments in private equity funds and hedge funds and other types of investments.

     . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other invested assets for other-than-temporary impairments.

     .    Changes in fair value of derivative assets and liabilities.

     . Exchange gains and losses resulting from foreign currency transactions.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FEE INCOME

Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity policy fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios. Surrender charges are assessed on withdrawals occurring during the surrender charge period. Net retained commissions are recognized as income on a trade date basis.

INCOME TAXES

Deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

ACCOUNTING CHANGES

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS:

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard amends how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is also permitted.

The Company will adopt the standard retrospectively on January 1, 2012. Upon adoption, retrospective application will result in a reduction to opening retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts because the Company will only defer costs that are incremental and directly related to the successful acquisition of new or renewal business.

As a result of adopting this standard at January 1, 2012, the Company expects a pre-tax reduction of DAC of approximately $832.4 million and an after-tax decrease in the Company shareholder's equity of approximately $541.1 million, which consists of an increase in accumulated deficit of approximately $640.3 million partially offset by an increase in accumulated other comprehensive income of $99.2 million at January 1, 2012. The retrospective adoption will affect income (loss) before income tax expense (benefit) by approximately $66.8 million, $(32.9) million and $(77.8) million for the years ended December 31, 2011, 2010, and 2009, respectively. The reduction in DAC is primarily due to lower deferrals associated with unsuccessful efforts and lower deferral of general and administrative expenses that no longer meet the criteria for deferral under the accounting standard.

RECONSIDERATION OF EFFECTIVE CONTROL FOR SECURED BORROWINGS

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

The guidance in the new standard must be applied prospectively to transactions or modifications of existing transactions that occur on or after January 1, 2012. Early adoption is prohibited.

COMMON FAIR VALUE MEASUREMENTS AND DISCLOSURE REQUIREMENTS IN GAAP AND INTERNATIONAL FINANCIAL REPORTING STANDARDS ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. Consequently, when the new standard becomes effective on January 1, 2012, fair value measurement and disclosure requirements under GAAP and IFRS will be consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. While many of the amendments are not expected to significantly affect current practice, the guidance clarifies how a principal market is determined, addresses the fair value measurement of financial instruments with offsetting market or counterparty credit risks and the concept of valuation premise (i.e., in-use or in exchange) and highest and best use, extends the prohibition on blockage factors to all three levels of the fair value hierarchy, and requires additional disclosures.

The standard is effective for the Company for interim and annual periods beginning on January 1, 2012. The new disclosure requirements must be applied prospectively. The standard will not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

PRESENTATION OF COMPREHENSIVE INCOME

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. This presentation is effective January 1, 2012 and is required to be applied retrospectively.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

FAIR VALUE MEASUREMENTS AND DISCLOSURES

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See
Note 3.

CONSOLIDATION OF INVESTMENTS IN SEPARATE ACCOUNTS

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

A CREDITOR'S DETERMINATION OF WHETHER A RESTRUCTURING IS A TROUBLED DEBT RESTRUCTURING

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's TDR activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a TDR:
(i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The new standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about TDR activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.
See Note 4.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

CONSOLIDATION OF VIES

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund.

ACCOUNTING FOR EMBEDDED CREDIT DERIVATIVES

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the new standard on July 1, 2010 and recorded a reclassification of $0.8 million of synthetic securities from fixed maturity securities available for sale to hybrid securities and also reclassified $2.2 million from accumulated other comprehensive income to accumulated deficit as of July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for, and (iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 5 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 for the expanded disclosures.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $0.5 billion as of April 1, 2009, consisting of a decrease in accumulated deficit of $1.5 billion and an increase to accumulated other comprehensive loss of $1.0 billion, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 12 herein). The cumulative effect adjustment resulted in an increase of approximately $1.9 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income was offset, in part, by a decrease in the amortization of DAC and deferred sales inducements.

This standard reduced the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

     . Impairment charges for non-credit (e.g., severity) losses are no longer recognized in income;

     . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

     . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only when the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the accounting standard for other-than-temporary impairments:

                                                                                (Increase)
                                                                              Decrease to
                                                                 (Increase)    Accumulated    Net Increase in
                                                                Decrease to       Other       the Company's
                                                                Accumulated   Comprehensive   Shareholder's
                                                                  Deficit          Loss           Equity
                                                                -----------   -------------   ---------------
                                                                              (In millions)
Net effect of the increase in amortized cost of available for
   sale fixed maturity securities                                 $ 1,898       $ (1,898)          $   --
Net effect of related DAC, deferred sales inducement
   and other insurance balances                                      (314)           314               --
Net effect on deferred income tax liability                          (101)           563              462
                                                                  -------       --------           ------
Net increase (decrease) in the Company's shareholder's equity     $ 1,483       $ (1,021)          $  462
                                                                  =======       ========           ======

DETERMINING FAIR VALUE WHEN VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The adoption of the standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The standard was effective beginning October 1, 2009 for the Company. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the standard on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 3.

3. FAIR VALUE MEASUREMENTS

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

The Company carries certain of its financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

FAIR VALUE HIERARCHY

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

..    LEVEL 1: Fair value  measurements  that are quoted prices  (unadjusted)  in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

..    LEVEL 2: Fair value  measurements  based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..    LEVEL 3: Fair value  measurements  based on valuation  techniques  that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

VALUATION METHODOLOGIES

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

INCORPORATION OF CREDIT RISK IN FAIR VALUE MEASUREMENTS

..    THE COMPANY'S OWN CREDIT RISK. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

..    COUNTERPARTY CREDIT RISK. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

A CDS is a derivative contract that allows the transfer of third party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

specified reference security. The present value of the amount of the upfront and/or periodic premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the "CDS spread").

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, the Company believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES -- TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its trading and available for sale portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and the valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical Techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from independent third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, adjusted for illiquidity and structure.

RMBS, CMBS, CDOS AND OTHER ABS

Independent third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

MAIDEN LANE II

The fixed maturity securities, trading portfolio includes an interest in ML II. See Note 4 for additional background information on ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $173.8 million. Subsequently and prior to March 31, 2011, the ML II interest has been valued using a discounted cash flow methodology that (i) uses the estimated future cash flows and the fair value of the ML II assets, (ii) allocates the estimated future cash flows according to the ML II waterfall, and (iii) determines the discount rate to be applied to the Company's interest in ML II by reference to the discount rate implied by the estimated value of ML II assets and the estimated future cash flows of the Company's interest in the capital structure. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structures and terms.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As a result of the announcement on March 31, 2011 by the New York Fed of its plan to begin selling the assets in the ML II portfolio over time through a competitive sales process, the Company modified its methodology for estimating the fair value of its interest in ML II to incorporate the assumption of the current liquidation, which (i) uses the estimated fair value of the ML II assets and (ii) allocates the estimated asset fair value according to the ML II waterfall.

As of December 31, 2011, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest after repayment of the first priority obligations owed to the New York Fed. The fair value of the Company's interest in ML II is most affected by the liquidation proceeds realized by the New York Fed from the sale of the collateral securities.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the Company's interest in ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

See Note 16 for a subsequent event related to ML II.

EQUITY SECURITIES TRADED IN ACTIVE MARKETS - AVAILABLE FOR SALE AND TRADING

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

PARTNERSHIPS AND OTHER INVESTED ASSETS

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

SHORT-TERM INVESTMENTS

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company updates valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

EMBEDDED POLICY DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS

The fair value of embedded policy derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

Because of the dynamic and complex nature of the expected cash flows in the Company's variable annuity contracts, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded derivative liabilities decreased by $33.2 million.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                     Counterparty
At December 31, 2011                                 Level 1    Level 2    Level 3    Netting (1)     Total
--------------------                                --------   --------   --------   ------------   --------
                                                                        (In millions)
ASSETS:
   Fixed maturity securities, available for sale:
      U.S. government obligations                   $     51   $    280   $     --     $     --     $    331
      Foreign government                                  --        613         --           --          613
      Obligations of states, municipalities and
         political subdivisions                           --        181         --           --          181
      Corporate debt                                      --     22,480        442           --       22,922
      RMBS                                                --      5,825      1,561           --        7,386
      CMBS                                                --        680      1,006           --        1,686
      CDO/ABS                                             --        543        720           --        1,263
                                                    --------   --------   --------     --------     --------
   Total fixed maturity securities,
      available for sale                                  51     30,602      3,729           --       34,382
                                                    --------   --------   --------     --------     --------
   Fixed maturity securities, trading:
      CMBS                                                --         --         18           --           18
      CDO/ABS                                             --         --        258           --          258
                                                    --------   --------   --------     --------     --------
   Total fixed maturity securities, trading               --         --        276           --          276
                                                    --------   --------   --------     --------     --------
   Fixed maturity securities, hybrid:
      RMBS                                                --         --         15                        15
      CMBS                                                --         --          2                         2
      CDO/ABS                                             --         --          8                         8
                                                    --------   --------   --------     --------     --------
   Total fixed maturity securities, hybrid                --         --         25           --           25
                                                    --------   --------   --------     --------     --------
   Equity securities, available for sale:
      Common stock                                         4         --         13           --           17
      Preferred stock                                     --         --         30           --           30
                                                    --------   --------   --------     --------     --------
   Total equity securities, available
      for sale                                             4         --         43           --           47
                                                    --------   --------   --------     --------     --------
   Partnerships and other invested assets /(2)/           --        193        651           --          844
   Short-term investments /(3)/                           18        141         --           --          159
   Derivative assets:
      Interest rate contracts                              7          2         --           --            9
      Foreign exchange contracts                          --         13         --           --           13
      Equity contracts                                    22         --         --           --           22
      Counterparty netting                                --         --         --          (15)         (15)
                                                    --------   --------   --------     --------     --------
   Total derivative assets                                29         15         --          (15)          29
                                                    --------   --------   --------     --------     --------
   Separate account assets                            23,941        290         --           --       24,231
                                                    --------   --------   --------     --------     --------
Total                                               $ 24,043   $ 31,241   $  4,724     $    (15)    $ 59,993
                                                    ========   ========   ========     ========     ========
LIABILITIES:
   Policyholder contract deposits /(4)/             $     --   $     --   $     74     $     --     $     74
   Derivative liabilities:
      Foreign exchange contracts                          --         42         --           --           42
      Counterparty  netting                               --         --         --          (15)         (15)
                                                    --------   --------   --------     --------     --------
   Total derivative liabilities                           --         42         --          (15)          27
                                                    --------   --------   --------     --------     --------
Total                                               $     --   $     42   $     74     $    (15)    $    101
                                                    ========   ========   ========     ========     ========

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                          Counterparty
At December 31, 2010                                      Level 1    Level 2    Level 3    Netting (1)     Total
                                                         --------   --------   --------   ------------   --------
                                                                               (In millions)
ASSETS:
   Fixed maturity securities, available for sale:
      U.S. government obligations                        $     --   $    189   $     --      $    --     $    189
      Foreign government                                       --        322         --           --          322
      Obligations of states, municipalities and
         political subdivisions                                --         88         --           --           88
      Corporate debt                                           --     18,376        395           --       18,771
      RMBS                                                     --      4,094        903           --        4,997
      CMBS                                                     --        467        946           --        1,413
      CDO/ABS                                                  --        392        897           --        1,289
                                                         --------   --------   --------      -------     --------
   Total fixed maturity securities, available for sale         --     23,928      3,141           --       27,069
                                                         --------   --------   --------      -------     --------
   Fixed maturity securities, trading:
      Corporate debt                                           --          4         --           --            4
      CMBS                                                     --         --         19           --           19
      CDO/ABS                                                  --         --        250           --          250
                                                         --------   --------   --------      -------     --------
   Total fixed maturity securities, trading                    --          4        269           --          273
                                                         --------   --------   --------      -------     --------
   Fixed maturity securities, hybrid:
      CMBS                                                     --         --          1           --            1
                                                         --------   --------   --------      -------     --------
   Total fixed maturity securities, hybrid                     --         --          1           --            1
                                                         --------   --------   --------      -------     --------
   Equity securities, available for sale:
      Common stock                                              7          1         10           --           18
      Preferred stock                                          --          1         25           --           26
                                                         --------   --------   --------      -------     --------
   Total equity securities, available for sale                  7          2         35           --           44
                                                         --------   --------   --------      -------     --------
   Equity securities, trading:
      Common stock                                             --         --          1           --            1
                                                         --------   --------   --------      -------     --------
   Total equity securities, trading                            --         --          1           --            1
                                                         --------   --------   --------      -------     --------
   Partnerships and other invested assets /(2)/                 3        214        677           --          894
   Short-term investments /(3)/                                21      2,229         --           --        2,250
   Derivative assets
      Interest rate contracts                                  --          3         --           --            3
      Foreign exchange contracts                               --          9         --           --            9
      Equity contracts                                          8         --         --           --            8
      Counterparty  netting                                    --         --         --          (12)         (12)
                                                         --------   --------   --------      -------     --------
   Total derivative assets                                      8         12         --          (12)           8
                                                         --------   --------   --------      -------     --------
   Separate account assets                                 25,069        297         --           --       25,366
                                                         --------   --------   --------      -------     --------
Total                                                    $ 25,108   $ 26,686   $  4,124      $   (12)    $ 55,906
                                                         ========   ========   ========      =======     ========
LIABILTIES:
   Policyholder contract deposits /(4)/                  $     --   $     --   $     64      $    --     $     64
   Derivative liabilities
      Foreign exchange contracts                               --         54         --           --           54
      Counterparty  netting                                    --         --         --          (12)         (12)
                                                         --------   --------   --------      -------     --------
      Total derivative liabilities                             --         54         --          (12)          42
                                                         --------   --------   --------      -------     --------
Total                                                    $     --   $     54   $     64      $   (12)    $    106
                                                         ========   ========   ========      =======     ========

(1) Represents netting of derivative exposures covered by a qualifying master netting agreement.

(2) Amounts presented for partnerships and other invested assets in the table above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

(3) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $128 million and $2,398 million at December 31, 2011 and 2010, respectively.

(4) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB embedded policy derivatives which are measured at estimated fair value on a recurring basis.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2011 and 2010, Level 3 assets were 6.9 percent and 6.1 percent of total assets, respectively, and Level 3 liabilities were less than 1 percent and less than 1 percent of total liabilities, respectively.

TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the twelve months ended December 31, 2011.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

The following tables present changes during 2011 and 2010 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income
(loss) during 2011 and 2010 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2011 and 2010:

                                                                                                                         Changes in
                                                      Net                                                                 Unrealized
                                                   Realized                                                                 Gains
                                                      and                                                                  (Losses)
                                                  Unrealized                  Purchases,                                 Included in
                                          Fair       Gains                      Sales,                                    Income on
                                         Value     (Losses)    Accumulated     Issuances                          Fair   Instruments
                                       Beginning   included       Other           and        Gross      Gross     Value      Held
                                           of         in      Comprehensive  Settlements,  Transfers  Transfers  End of     at End
December 31, 2011                        Period   Income (1)  Income (Loss)      Net          In        Out      Period   of Period
-----------------                      ---------  ----------  -------------  ------------  ---------  ---------  ------  -----------
                                                                               (In millions)
Assets:
   Fixed maturity securities,
      available for sale:
      Corporate debt                     $  395      $ --          $  1         $  93        $  754    $  (801)  $  442   $    --
      RMBS                                  903       (27)           54           358           281         (8)   1,561        --
      CMBS                                  946        --            16            14            46        (16)   1,006        --
      CDO/ABS                               897        16            43          (303)          208       (141)     720        --
                                         ------      ----          ----         -----        ------    -------   ------   -------
   Total fixed maturity securities,
      available for sale                  3,141       (11)          114           162         1,289       (966)   3,729        --
                                         ------      ----          ----         -----        ------    -------   ------   -------
   Fixed maturity securities,
      trading:
      Corporate debt                         --        --            --            (4)            4         --       --        --
      CMBS                                   19         3            --            (4)           --         --       18         3
      CDO/ABS                               250         8            --            --            --         --      258         1
                                         ------      ----          ----         -----        ------    -------   ------   -------
   Total fixed maturity securities,
      trading                               269        11            --            (8)            4         --      276         4
                                         ------      ----          ----         -----        ------    -------   ------   -------
   Fixed maturity securities, hybrid:
      RMBS                                   --        (1)           --            16            --         --       15        (2)
      CMBS                                    1         1            --            --            --         --        2         1
      CDO/ABS                                --        --            --             8            --         --        8        --
                                         ------      ----          ----         -----        ------    -------   ------   -------
   Total fixed maturity securities,
      hybrid                                  1        --            --            24            --         --       25        (1)
                                         ------      ----          ----         -----        ------    -------   ------   -------
   Equity securities, available for
      sale:
      Common stock                           10         3             3            (4)            3         (2)      13        --
      Preferred stock                        25        (1)            6            --            --         --       30        --
                                         ------      ----          ----         -----        ------    -------   ------   -------
   Total equity securities, available
      for sale                               35         2             9            (4)            3         (2)      43        --
                                         ------      ----          ----         -----        ------    -------   ------   -------
   Equity securities, trading:
      Common stock                            1        --            --            (1)           --         --       --        --
                                         ------      ----          ----         -----        ------    -------   ------   -------
   Total equity securities, trading           1        --            --            (1)           --         --       --        --
                                         ------      ----          ----         -----        ------    -------   ------   -------
   Partnerships and other invested
      assets                                677         8            31           (65)           52        (52)     651        --
                                         ------      ----          ----         -----        ------    -------   ------   -------
Total                                    $4,124      $ 10          $154         $ 108        $1,348    $(1,020)  $4,724   $     3
                                         ======      ====          ====         =====        ======    =======   ======   =======
Liabilities:
   Policyholder contract deposits        $   64      $ 54          $ --         $ (44)       $   --    $    --   $   74   $   (54)
                                         ------      ----          ----         -----        ------    -------   ------   -------
Total                                    $   64      $ 54          $ --         $ (44)       $   --    $    --   $   74   $   (54)
                                         ======      ====          ====         =====        ======    =======   ======   =======

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                              Changes in
                                                      Net                                                      Unrealized
                                                   Realized                                                      Gains
                                                      and                                                       (Losses)
                                                  Unrealized                  Purchases,                      Included in
                                          Fair       Gains                      Sales,                         Income on
                                         Value     (Losses)    Accumulated     Issuances               Fair   Instruments
                                       Beginning   included       Other           and                  Value      Held
                                           of         in      Comprehensive  Settlements,     Net     End of     at End
December 31, 2010                        Period   Income (1)  Income (Loss)      Net       Transfers  Period   of Period
-----------------                      ---------  ----------  -------------  ------------  ---------  ------  -----------
                                                                               (In millions)
Assets:
   Fixed maturity securities,
      available for sale:
      Corporate debt                     $  854     $ (19)         $ 31         $ (32)       $(439)   $  395     $ --
      RMBS                                  622       (83)          152           (78)         290       903       --
      CMBS                                  558      (239)          590           (89)         126       946       --
      CDO/ABS                               859        34            59           (81)          26       897       --
                                         ------     -----          ----         -----        -----    ------     ----
   Total fixed maturity securities,
      available for sale                  2,893      (307)          832          (280)           3     3,141       --
                                         ------     -----          ----         -----        -----    ------     ----
   Fixed maturity securities,
      trading:
      CMBS                                    8        11            --           (34)          34        19       19
      CDO/ABS                               132        89            --            29           --       250       88
                                         ------     -----          ----         -----        -----    ------     ----
   Total fixed maturity securities,
      trading                               140       100            --            (5)          34       269      107
                                         ------     -----          ----         -----        -----    ------     ----
   Fixed maturity securities, hybrid:
      Corporate debt                          3        --            --            (3)          --        --        1
      CMBS                                   --        --            --             1           --         1       --
                                         ------     -----          ----         -----        -----    ------     ----
   Total fixed maturity securities,
      hybrid                                  3        --            --            (2)          --         1        1
                                         ------     -----          ----         -----        -----    ------     ----
   Equity securities, available for
      sale:
      Common stock                            7        --             2             1           --        10       --
      Preferred stock                        21        (2)            3             2            1        25       --
                                         ------     -----          ----         -----        -----    ------     ----
   Total equity securities, available
      for sale                               28        (2)            5             3            1        35       --
                                         ------     -----          ----         -----        -----    ------     ----
   Equity securities, trading:
      Common stock                            1        --            --            --           --         1       --
                                         ------     -----          ----         -----        -----    ------     ----
   Total equity securities, trading           1        --            --            --           --         1       --
                                         ------     -----          ----         -----        -----    ------     ----
   Partnerships and other invested
      assets                                421         5            66           145           40       677       --
                                         ------     -----          ----         -----        -----    ------     ----
Total                                    $3,486     $(204)         $903         $(139)       $  78    $4,124     $108
                                         ======     =====          ====         =====        =====    ======     ====
Liabilities:
   Policyholder contract deposits        $   76     $ (37)         $ --         $  25        $  --    $   64     $(27)
                                         ------     -----          ----         -----        -----    ------     ----
Total                                    $   76     $ (37)         $ --         $  25        $  --    $   64     $(27)
                                         ======     =====          ====         =====        =====    ======     ====

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income (loss) as follows:

                                                             Net Realized
                                                    Net      Investment
                                                Investment      Gains
At December 31, 2011                              Income      (Losses)      Total
--------------------                            ----------   ------------   -----
                                                          (In millions)
Fixed maturity securities, available for sale       $90         $(101)      $(11)
Fixed maturity securities, trading                   11            --         11
Equity securities, avaliable for sale                --             2          2
Equity securities, trading                           --            --         --
Partnerships and other invested assets               10            (2)         8
Policyholder contract deposits                       --           (54)       (54)

                                                             Net Realized
                                                    Net      Investment
                                                Investment      Gains
At December 31, 2010                              Income       (Losses)     Total
--------------------                            ----------   ------------   -----
                                                          (In millions)
Fixed maturity securities, available for sale      $ 47         $(354)      $(307)
Fixed maturity securities, trading                  100            --         100
Equity securities, avaliable for sale                --            (2)         (2)
Equity securities, trading                           --            --          --
Partnerships and other invested assets               32           (27)          5
Policyholder contract deposits                       --           (37)        (37)

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

                                                                                             Purchases,
                                                                                                Sales,
                                                                                           Issuances and
                                                                                            Settlements,
At December 31, 2011                                     Purchases   Sales   Settlements      Net (1)
--------------------                                     ---------   -----   -----------   -------------
                                                                          (In millions)
Assets:
   Fixed maturity securities, available for sale:
      Corporate debt                                       $  179    $ (17)     $ (69)         $  93
      RMBS                                                    582       --       (224)           358
      CMBS                                                     61       (6)       (41)            14
      CDO/ABS                                                 130       (8)      (425)          (303)
                                                           ------    -----      -----          -----
   Total fixed maturity securities, available for sale        952      (31)      (759)           162
                                                           ------    -----      -----          -----
   Fixed maturity securities, trading:
      Corporate debt                                           --       --         (4)            (4)
      CMBS                                                     --       (4)        --             (4)
                                                           ------    -----      -----          -----
   Total fixed maturity securities, trading                    --       (4)        (4)            (8)
                                                           ------    -----      -----          -----
   Fixed maturity securities, hybrid:
      RMBS                                                     18       --         (2)            16
      CDO/ABS                                                   8       --         --              8
                                                           ------    -----      -----          -----
   Total fixed maturity securities, hybrid                     26       --         (2)            24
                                                           ------    -----      -----          -----
   Equity securities, available for sale:
      Common stock                                             --       (4)        --             (4)
      Preferred stock                                          14      (14)        --             --
                                                           ------    -----      -----          -----
   Total equity securities, available for sale                 14      (18)        --             (4)
                                                           ------    -----      -----          -----
   Equity securities, trading:
      Common stock                                             --       --         (1)            (1)
                                                           ------    -----      -----          -----
   Total equity securities, trading                            --       --         (1)            (1)
                                                           ------    -----      -----          -----
      Partnerships and other invested assets                   61      (59)       (67)           (65)
                                                           ------    -----      -----          -----
Total                                                      $1,053    $(112)     $(833)         $ 108
                                                           ======    =====      =====          =====
Liabilities:
   Policyholder contract deposits                          $   --    $ (44)     $  --          $ (44)
                                                           ------    -----      -----          -----
Total                                                      $   --    $ (44)     $  --          $ (44)
                                                           ======    =====      =====          =====

(1)  There were no issuances during the year ended December 31, 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2011 and 2010 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

TRANSFERS OF LEVEL 3 ASSETS AND LIABILITIES

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available and substantial price variances in quotations among market participants exist.

During the year ended December 31, 2011, transfers into Level 3 included certain RMBS, CMBS, ABS, private placement corporate debt and certain investment partnerships. The transfers into Level 3 of investments in certain RMBS, CMBS and certain ABS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The downward credit migration in part reflected the Company's move to using composite credit ratings for these securities commencing in 2011 in order to reduce reliance on any single rating agency. Transfers into Level 3 for private placement corporate debt and certain other ABS were primarily the result of the Company adjusting matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix. Certain private equity and hedge funds were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to the Company's ownership and lack of ability to exercise significant influence over the respective investments. Other private equity and hedge funds transferred into Level 3 represented interests in hedge funds carried at fair value with limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. In addition, transfers out of Level 3 also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2011, transfers out of Level 3 primarily related to investments in private placement corporate debt, investments in certain CMBS and ABS and certain private equity and hedge funds. Transfers out of Level 3 for private placement corporate debt and for ABS were primarily the result of the Company using observable pricing information or a third party pricing quotation that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for certain CMBS and certain other ABS investments were primarily due to increased observations of market transactions and price information for those securities. Certain private equity and hedge funds were transferred out of Level 3 due to these investments no longer being carried at fair value, based on the Company's use of the equity method of accounting consistent with the changes to the Company's ownership and ability to exercise significant influence over the respective investments.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2011.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                                                                     December 31, 2011          December 31, 2010
                                                                                 ------------------------   ------------------------
                                                                                 Fair Value                 Fair Value
                                                                                  Using Net     Unfunded     Using Net     Unfunded
                      Investment Category Includes                                  Asset     Commitments      Asset     Commitments
                      ----------------------------                               ----------   -----------   ----------   -----------
                                                                                                    (In millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout   Debt and/or equity investments made as part of a
                      transaction in which assets of mature companies are
                      acquired from the current shareholders, typically
                      with the use of financial leverage.                           $272          $ 76         $286          $115

   Non-U.S.           Investments that focus primarily on Asian and
                      European based buyouts, expansion capital, special
                      situations, turnarounds, venture capital, mezzanine
                      and distressed opportunities strategies.                         8            23           11            22

   Venture capital    Early-stage, high-potential, growth companies
                      expected to generate a return through an eventual
                      realization event, such as an initial public offering or
                      sale of the company.                                            16             4           11             6

   Fund of funds      Funds that invest in other funds, which invest in
                      various diversified strategies                                  --            --           14            --

   Distressed         Securities of companies that are already in default,
                      under bankruptcy protection, or troubled.                       64            11           95            15

   Other              Real estate, energy, multi-strategy, mezzanine, and
                      industry-focused strategies.                                    68            24           84            38
                                                                                    ----          ----         ----          ----
Total private equity funds                                                           428           138          501           196
                                                                                    ----          ----         ----          ----
Hedge funds:
   Event-driven       Securities of companies undergoing material structural
                      changes, including mergers, acquisitions and other
                      reorganizations.                                               133            --          118            --
   Long-short         Securities that the manager believers are undervalued,
                      with corresponding short positions to hedge market risk.        97            --           66            --

   Distressed         Securities of companies that are already in default,
                      under bankruptcy protection or troubled.                        80             5          102            --

   Other              Non-U.S. companies, futures and commodities, macro and
                      multi-strategy and industry-focused strategies.                 58            --           79            --
                                                                                    ----          ----         ----          ----
Total hedge funds                                                                    368             5          365            --
                                                                                    ----          ----         ----          ----
Total                                                                               $796          $143         $866          $196
                                                                                    ----          ----         ----          ----

At December 31, 2011, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, 18 percent of the total above had expected remaining lives of less than three years, 57 percent between 3 and 7 years and 25 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

At December 31, 2011, hedge fund investments included above are redeemable quarterly (45 percent), semi-annually (36 percent) and annually (19 percent), with redemption notices ranging from 30 days to 180 days. More than 90 percent require redemption notices of less than 90 days. Investments representing approximately 67 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2012. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, and mortgages and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

COST AND EQUITY-METHOD INVESTMENTS

When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for partnerships and other invested assets.

MORTGAGE AND OTHER LOANS RECEIVABLE

When the Company determines that the fair carrying value of these assets may not be recoverable, the assets are recorded at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans receivable.

FAIR VALUE OPTION - FIXED MATURITY SECURITIES, TRADING

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings. The election to measure financial instruments at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains of $8.1 million and $94.8 million for the years ended December 31, 2011 and 2010, respectively. The Company recorded losses of $4.4 million for the year ended December 31, 2009, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income (loss).

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

POLICY LOANS

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

PARTNERSHIPS AND OTHER INVESTED ASSETS

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

SHORT-TERM INVESTMENTS

The carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated.

THE FOLLOWING TABLE PRESENTS THE CARRYING VALUE AND ESTIMATED FAIR VALUE OF THE COMPANY'S FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE:

                                             December 31, 2011    December 31, 2010
                                            ------------------   ------------------
                                            Carrying     Fair    Carrying     Fair
                                             Amount     Value     Amount     Value
                                            --------   -------   --------   -------
                                                         (In millions)
ASSETS:
   Mortgage and other loans                  $ 3,912   $ 4,331    $ 3,995   $ 4,208
   Policy loans                                  901       901        943       943
   Partnerships and other invested assets      1,284     1,284      1,171     1,171
   Short-term investments                        128       128      2,398     2,398
   Cash and cash equivalent                      136       136         97        97
LIABILITIES:
   Policyholder contract deposits (1)        $36,131   $42,688    $33,921   $37,382

(1) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

The following table presents the amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category:

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                     Other-Than-
                                                                   Gross        Gross                 Temporary
                                                   Amortized    Unrealized   Unrealized     Fair     Impairments
                                                 Cost or Cost      Gains       Losses      Value    in AOCI /(1)/
                                                 ------------   ----------   ----------   -------   -------------
                                                                           (In millions)
December 31, 2011
Fixed maturity securities, available for sale:
   U.S. government securities and government
      sponsored entities                            $   252       $   79       $  --      $   331       $ --
   Foreign government                                   574           44          (5)         613         --
   Obligations of states, municipalities and
      political subdivisions                            164           17          --          181         --
   Corporate debt                                    21,295        1,650        (157)      22,788         22
   RMBS                                               7,313          265        (192)       7,386        (96)
   CMBS                                               1,661          174        (149)       1,686         51
   CDO/ABS                                            1,204           90         (31)       1,263         19
   Affiliated securities                                139            2          (7)         134         --
                                                    -------       ------       -----      -------       ----
Total fixed maturity securities, available
   for sale                                          32,602        2,321        (541)      34,382         (4)
                                                    -------       ------       -----      -------       ----
Equity securities, available for sale:
   Common stocks                                          8           10          (1)          17         --
   Preferred stocks                                      16           14          --           30         --
                                                    -------       ------       -----      -------       ----
Total equity securities, available for sale              24           24          (1)          47         --
                                                    -------       ------       -----      -------       ----
Total                                               $32,626       $2,345       $(542)     $34,429       $ (4)
                                                    =======       ======       =====      =======       ====

                                                                                                     Other-Than-
                                                                   Gross        Gross                 Temporary
                                                   Amortized    Unrealized   Unrealized     Fair     Impairments
                                                 Cost or Cost      Gains       Losses      Value    in AOCI /(1)/
                                                 ------------   ----------   ----------   -------   -------------
                                                                           (In millions)
December 31, 2010
Fixed maturity securities, available for sale:
   U.S. government securities and government
      sponsored entities                            $   176       $   13       $  --      $   189       $  --
   Foreign government                                   298           25          (1)         322          --
   Obligations of states, municipalities and
      political subdivisions                             86            3          (1)          88          --
   Corporate debt                                    17,458        1,321        (135)      18,644          22
   RMBS                                               5,097          146        (246)       4,997        (105)
   CMBS                                               1,438          143        (168)       1,413          (8)
   CDO/ABS                                            1,290           70         (71)       1,289         (14)
   Affiliated securities                                141           --         (14)         127          --
                                                    -------       ------       -----      -------       -----
Total fixed maturity securities, available
   for sale                                          25,984        1,721        (636)      27,069        (105)
                                                    -------       ------       -----      -------       -----
Equity securities, available for sale:
   Common stocks                                          9            9          --           18          --
   Preferred stocks                                      17           10          (1)          26          --
                                                    -------       ------       -----      -------       -----
Total equity securities, available for sale              26           19          (1)          44          --
                                                    -------       ------       -----      -------       -----
Total                                               $26,010       $1,740       $(637)     $27,113       $(105)
                                                    =======       ======       =====      =======       =====

(1) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income, which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2011 and 2010:

                                                 Less than 12 Months    12 Months or More           Total
                                                 -------------------   -------------------   -------------------
                                                             Gross                 Gross                Gross
                                                  Fair    Unrealized    Fair    Unrealized    Fair    Unrealized
December 31, 2010                                 Value     Losses      Value     Losses      Value     Losses
-----------------                                ------   ----------   ------   ----------   ------   ----------
                                                                          (In millions)
Fixed maturity securities, available for sale:
   Foreign government                            $  114     $  (5)     $   --     $  --      $  114     $  (5)
   Corporate debt                                 2,274      (109)        334       (48)      2,608      (157)
   RMBS                                           1,401      (123)        712       (69)      2,113      (192)
   CMBS                                             466       (44)        334      (105)        800      (149)
   CDO/ABS                                          260        (6)        147       (25)        407       (31)
   Affiliated securities                             74        (7)         --        --          74        (7)
                                                 ------     -----      ------     -----      ------     -----
Total fixed maturity securities, available
   for sale                                       4,589      (294)      1,527      (247)      6,116      (541)
                                                 ------     -----      ------     -----      ------     -----
Equity securities, available for sale:
   Common stocks                                      2        (1)         --        --           2        (1)
                                                 ------     -----      ------     -----      ------     -----
Total equity securities, available for sale           2        (1)         --        --           2        (1)
                                                 ------     -----      ------     -----      ------     -----
Total                                            $4,591     $(295)     $1,527     $(247)     $6,118     $(542)
                                                 ======     =====      ======     =====      ======     =====

                                                 Less than 12 Months    12 Months or More           Total
                                                 -------------------   -------------------   -------------------
                                                             Gross                 Gross                Gross
                                                  Fair    Unrealized    Fair    Unrealized    Fair    Unrealized
December 31, 2011                                 Value     Losses      Value     Losses      Value     Losses
-----------------                                ------   ----------   ------   ----------   ------   ----------
                                                                          (In millions)
Fixed maturity securities, available for sale:
   Foreign government                            $   46     $  (1)     $   --     $  --      $   46     $  (1)
   Obligations of states, municipalities and
      political subdivisions                         30        (1)         --        --          30        (1)
   Corporate debt                                 2,573      (104)        372       (31)      2,945      (135)
   RMBS                                           1,245       (22)      1,161      (224)      2,406      (246)
   CMBS                                             106        (2)        648      (166)        754      (168)
   CDO/ABS                                          551       (38)        180       (33)        731       (71)
   Affiliated securities                             --        --          85       (14)         85       (14)
                                                 ------     -----      ------     -----      ------     -----
Total fixed maturity securities, available
   for sale                                       4,551      (168)      2,446      (468)      6,997      (636)
                                                 ------     -----      ------     -----      ------     -----
Equity securities, available for sale:
   Preferred stocks                                   2        (1)         --        --           2        (1)
                                                 ------     -----      ------     -----      ------     -----
Total equity securities, available for sale           2        (1)         --        --           2        (1)
                                                 ------     -----      ------     -----      ------     -----
Total                                            $4,553     $(169)     $2,446     $(468)     $6,999     $(637)
                                                 ======     =====      ======     =====      ======     =====

As of December 31, 2011, the Company held 831 individual fixed maturity and equity securities that were in an unrealized loss position, of which 244 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2011, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2011:

                                                               Total Fixed Maturity
                                                                   Available for
                                                                  Sale Securities
                                                              ----------------------
                                                              Amortized    Estimated
                                                                Cost      Fair Value
                                                              ---------   ----------
                                                                    (In millions)
Due in one year or less                                        $   789      $   809
Due after one year through five years                            4,968        5,304
Due after five years through ten years                          13,778       14,679
Due after ten years                                              2,889        3,254
Mortgage-backed, asset backed and collateralized securities     10,178       10,336
                                                               -------      -------
Total fixed maturity securities, available for sale            $32,602      $34,382
                                                               =======      =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2011, the Company's investments did not include any investments in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. At December 31, 2010, the Company's investments included one investment in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. The investment was in a short-term money market investment of $4.5 billion.

FIXED MATURITY SECURITIES, TRADING

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their individual interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. The interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed has directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets are used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Net unrealized gains (losses) included in the consolidated statements of income
(loss) from fixed maturity securities classified as trading securities in 2011, 2010 and 2009 were $4.6 million of gains, $107.5 million of gains and $7.5 million of gains, respectively.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and, short-term investments, fixed maturity and other securities.

                                                          2011   2010
                                                          ----   ----
                                                          (In  millions)
Invested assets on deposit:
   Regulatory agencies                                     $ 3    $ 3
Invested assets pledged as collateral:
   Advance agreement - Federal Home Loan Bank of Dallas    $10    $--

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2011, the Company had direct U.S. commercial mortgage loan exposure of $3.97 billion. At that date, substantially all of the loans were current.

The commercial loan exposure by state and type of loan, at December 31, 2011, were as follows:

State          # of Loans   Amount*   Apartments   Offices   Retail   Industrial   Hotels   Other   % of Total
-----          ----------   -------   ----------   -------   ------   ----------   ------   -----   ----------
                                                       ($ In millions)
California          49       $  833      $ 31      $  319    $ 58       $201       $137     $ 87      21.0%
New York            32          648        74         414      78          3         55       24      16.3%
New Jersey          18          355       124          91     115          5         --       20       8.9%
Florida             31          332        23         103      76         74         --       56       8.4%
Texas               19          268        12          82      47         70         48        9       6.8%
Other states       140        1,532       252         464     445        129         74      168      38.6%
                   ---       ------      ----      ------    ----       ----       ----     ----     -----
Total              289       $3,968      $516      $1,473    $819       $482       $314     $364     100.0%
                   ===       ======      ====      ======    ====       ====       ====     ====     =====

*    Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                                                                           Class
                                               -----------------------------------------------------------
December 31, 2011                 # of Loans   Apartments   Offices   Retail   Industrial   Hotels   Other    Total   % of Total
-----------------                 ----------   ----------   -------   ------   ----------   ------   -----   ------   ----------
                                                                         ($ In millions)
Credit Quality Indicator:
   In good standing                   281         $478       $1,397    $819       $482       $314     $364   $3,854      97.1%
   Restructured (a)                     4           13           54      --         --         --       --       67       1.7%
   90 days or less delinquent           1           --            7      --         --         --       --        7       0.2%
   >90 days delinquent or in
      process of foreclosure            3           25           15      --         --         --       --       40       1.0%
                                      ---         ----       ------    ----       ----       ----     ----   ------     -----
Total (b)                             289         $516       $1,473    $819       $482       $314     $364   $3,968     100.0%
                                      ===         ====       ======    ====       ====       ====     ====   ======     =====
Valuation allowance                               $  7       $   41    $ 11       $ 13       $  1     $ 17   $   90       2.3%
                                      ===         ====       ======    ====       ====       ====     ====   ======     =====

(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.

(b)  Does not reflect valuation allowances.

Methodology used to estimate the allowance for credit losses

For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to -value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                    2011   2010   2009
                                                    ----   ----   -----
                                                       (In millions)
Allowance, beginning of year                        $137   $113   $  6
   Additions (reductions) to allowance for losses    (12)    85    131
   Charge-offs, net of recoveries                    (30)   (61)   (24)
                                                    ----   ----   ----
Allowance, end of year                              $ 95   $137   $113
                                                    ====   ====   ====

The Company's impaired mortgage loans are as follows:

                                                    2011   2010   2009
                                                    ----   ----   ----
                                                       (In millions)
Impaired loans with valuation allowances            $ 75   $242   $188
Impaired loans without valuation allowances           54     59     65
                                                    ----   ----   ----
   Total impaired loans                              129    301    253
Valuation allowances on impaired loans               (24)   (61)   (46)
                                                    ----   ----   ----
   Impaired loans, net                              $105   $240   $207
                                                    ====   ====   ====

The Company recognized $7.1 million, $13.6 million and $15.5 million in interest income on the above impaired mortgage loans for the years ended December 31, 2011, 2010 and 2009, respectively.

TROUBLED DEBT RESTRUCTURINGS

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

As of December 31, 2011, the Company held $67.5 million of commercial mortgage loans that had been modified in a TDR during 2011. The Company had no other loans that had been modified in a TDR during 2011. At December 31, 2011, those commercial mortgage loans that had been modified in a TDR during 2011 had related total allowances for credit losses of $13.9 million. The commercial mortgage loans modified in a TDR in 2011 are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to its 2011 restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

PARTNERSHIPS

Investments in partnerships totaled $1.98 billion and $1.90 billion at December 31, 2011 and 2010, respectively, and were comprised of 148 partnerships and 159 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination/withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                              2011     2010     2009
                                             ------   ------   ------
                                                    (In millions)
Investment income:
   Fixed maturity securities                 $1,754   $1,795   $1,681
   Equity securities                             --       --        2
   Mortgage and other loans receivable          247      261      295
   Policy loans                                  49       51       53
   Investment real estate                         7       --       --
   Partnerships and other invested assets        89      146       (5)
   Other investment income                        3       17       19
                                             ------   ------   ------
Gross investment income                       2,149    2,270    2,045
Investment expenses                             (47)     (24)     (23)
                                             ------   ------   ------
Net investment income                        $2,102   $2,246   $2,022
                                             ======   ======   ======

The carrying value of investments that produced no investment income during 2011 was $114.3 million, which is .03 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                          2011    2010    2009
                                                         -----   -----   -----
                                                             (In millions)
Sales of fixed maturity securities, available for sale   $ 201   $ 212   $ 148
Sales of equity securities, available for sale               6      19       6
Mortgage and other loans                                    13     (73)   (127)
Partnerships and other invested assets                      13       7      (8)
Derivatives                                                 45      33     (33)
Securities lending collateral, including other-than-
   temporary impairments                                    --      30      (5)
Other-than-temporary impairments                          (158)   (439)   (887)
                                                         -----   -----   -----
Net realized investment gains (losses) before taxes      $ 120   $(211)  $(906)
                                                         =====   =====   =====

The following table presents that gross realized gains and losses from sales or redemptions of the Company's available for sale securities for the years ended December 31:

                                      2011                  2010                  2009
                              -------------------   -------------------   -------------------
                                Gross      Gross      Gross      Gross      Gross      Gross
                              Realized   Realized   Realized   Realized   Realized   Realized
                                Gains     Losses      Gains     Losses      Gains     Losses
                              --------   --------   --------   --------   --------   --------
                                                           (In millions)
Fixed maturities securities     $218       $(17)      $233       $(21)      $183       $(35)
Equity securities                  6         --         20         (1)         8         (2)
                                ----       ----       ----       ----       ----       ----
Total                           $224       $(17)      $253       $(22)      $191       $(37)
                                ----       ----       ----       ----       ----       ----

CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                                            Twelve              Twelve               Nine
                                                                         Months Ended        Months Ended       Months Ended
                                                                      December 31, 2011   December 31, 2010   December 31, 2009
                                                                      -----------------   -----------------   -----------------
                                                                                                (In millions)
Balance, beginning of period                                               $1,545               $1,306              $   --
Increases due to:
   Credit losses remaining in accumulated deficit related to the
      adoption of new other-than-temporary impairment standard                 --                   --               1,101
   Credit impairments on new securities subject to impairment
      losses                                                                   60                  104                  24
   Additional credit impairments on previously impaired securities             87                  293                 357
Reductions due to:
   Credit impaired securities fully disposed for which there was no
      prior intent or requirement to sell                                     (46)                 (93)               (141)
   Credit impaired securities for which there is a current intent
      or anticipated requirement to sell                                       --                   (4)                 --
   Accretion on securities previously impaired due to credit                  (83)                 (43)                (35)
Other                                                                          --                  (18)                 --
                                                                           ------               ------              ------
Balance, end of year                                                       $1,563               $1,545              $1,306
                                                                           ======               ======              ======

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

PURCHASED CREDIT IMPAIRED ("PCI") SECURITIES

Beginning in the second quarter of 2011, the Company purchased certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments, including both principal and interest and considering the effects of prepayments, for these PCI securities. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for OTTI. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                             At Date of
                                                            Acquisition
                                                           -------------
                                                           (In millions)
Contractually required payments (principal and interest)       $2,282
Cash flows expected to be collected (a)                        $1,761
Recorded investment in acquired securities                     $1,154

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                  December 31, 2011
                                  -----------------
                                    (In millions)
Outstanding principal balance          $1,533
Amortized cost                         $1,046
Fair Value                             $  950

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents activity for the accretable yield on PCI securities for the year ended December 31:

                                                                   2011
                                                               -------------
                                                               (In millions)
Balance, beginning of year                                         $ --
   Newly purchased PCI securities                                   607
   Accretion                                                        (49)
   Effect of changes in interest rate indices                       (15)
   Net reclassification from (to) non-accretable difference,
     including effects of prepayments                                81
                                                                   ----
Balance, end of year                                               $624
                                                                   ----

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                         Derivative Assets       Derivative Liabilities
                                                     ------------------------   ------------------------
                                                       Notional       Fair        Notional       Fair
                                                     Amount/(1)/   Value/(2)/   Amount/(1)/   Value/(2)/
                                                     -----------   ----------   -----------   ----------
                                                                          (In millions)
December 31, 2011
Derivatives not designated as hedging instruments:
   Interest rate contracts                              $  306        $  9        $   --         $ --
   Foreign exchange contracts                               84          13           172           42
   Equity contracts                                      2,547          22            --           --
   Other contracts/(3)/                                     --          --         2,942           74

                                                        ------        ----        ------         ----
Total derivatives, gross                                $2,937          44        $3,114          116
                                                        ======                    ======
   Counterparty netting/(4)/                                           (15)                       (15)
                                                                      ----                       ----
Total derivatives, net                                                  29                        101
Less: Bifurcated embedded policy derivatives                            --                         74
                                                                      ----                       ----
Total derivative instruments on balance sheets                        $ 29                       $ 27
                                                                      ====                       ====

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                         Derivative Assets       Derivative Liabilities
                                                     ------------------------   ------------------------
                                                       Notional       Fair        Notional       Fair
                                                     Amount/(1)/   Value/(2)/   Amount/(1)/   Value/(2)/
                                                     -----------   ----------   -----------   ----------
                                                                          (In millions)
December 31, 2010
Derivatives not designated as hedging instruments:
   Interest rate contracts                              $   33        $  3         $   --        $ --
   Foreign exchange contracts                               84           9            202          54
   Equity contracts                                      1,820           8             --          --
   Other contracts/(3)/                                     --          --          2,039          64
                                                        ------        ----         ------        ----
Total derivatives, gross                                $1,937          20         $2,241         118
                                                        ======                     ======
   Counterparty netting/(4)/                                           (12)                       (12)
                                                                      ----                       ----
Total derivatives, net                                                   8                        106
Less: Bifurcated embedded policy derivatives/(5)/                       --                         64
                                                                      ----                       ----
Total derivative instruments on balance sheets                        $  8                       $ 42
                                                                      ====                       ====

(1) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.

(2) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

(3) Included in the Other contracts are bifurcated embedded policy derivatives, which are recorded in policyholder contract deposits in the Company's consolidated balance sheets.

(4) Represents netting of derivative exposures covered by a qualifying master netting agreement.

(5) 2010 includes a change in valuation assumption relating to embedded policy derivatives.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company issues certain variable annuity products which contain guaranteed provisions that are considered embedded policy derivatives. The fair value of these embedded policy derivatives is reflected in the policyholder contract deposits of the consolidated balance sheets. The changes in fair value of the embedded policy derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income (loss).

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded policy derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income
(loss):

                                                     2011   2010    2009
                                                     ----   ----   -----
                                                        (In millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                           $ (1)  $  2   $   1
   Foreign exchange contracts                          --    (24)    (49)
   Equity contracts                                   100     28    (131)
   Other contracts                                    (54)    27     146
                                                     ----   ----   -----
Total                                                $ 45   $ 33   $ (33)
                                                     ----   ----   -----

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2011 and December 31, 2010, the Company had $8.5 million and $20.4 million of net derivative liabilities, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvements with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party, or group of related parties, that absorbs a majority of the expected losses of the VIE, receives a majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

EXPOSURE TO LOSS

The Company's total off-balance sheet exposure associated with VIEs were $25.2 million and $42.9 million at December 31, 2011 and 2010, respectively.

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                   Maximum Exposure to Loss
                                               --------------------------------
                                   Total VIE   On-Balance   Off-Balance
                                     Assets       Sheet        Sheet      Total
                                   ---------   ----------   -----------   -----
                                                   (In millions)
December 31, 2011
Real estate and investment funds    $ 1,741       $232          $25        $257
Maiden Lane II                        9,254        258           --         258
Castle 1 Trust                          720        127           --         127
Castle 2 Trust                          730         84           --          84
                                    -------       ----          ---        ----
Total                               $12,445       $701          $25        $726
                                    -------       ----          ---        ----
December 31, 2010
Real estate and investment funds    $ 1,923       $174          $43        $217
Maiden Lane II                       16,455        250           --         250
Castle 1 Trust                          871        153           --         153
Castle 2 Trust                          881         98           --          98
                                    -------       ----          ---        ----
Total                               $20,130       $675          $43        $718
                                    =======       ====          ===        ====

BALANCE SHEET CLASSIFICATION

The Company's interest in the assets and liabilities of unconsolidated VIEs were classified on the Company's consolidated balance sheets as follows:

                                  At December 31,
                                  --------------
                                  Unconsolidated
                                      VIEs
                                  --------------
                                   2011   2010
                                   ----   ----
                                   (In millions)
Assets:
   Available for sale securities   $ 74   $ 86
   Trading securities               258    250
   Other invested assets            369    339
                                   ----   ----
Total assets                       $701   $675
                                   ----   ----

REAL ESTATE AND INVESTMENT FUNDS

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Asset Management Group (an affiliate). The Company typically is not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2011 or 2010.

MAIDEN LANE II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Notes 4 and 16 herein for further discussion.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AIRCRAFT TRUSTS

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company has determined that it is not the primary beneficiary of these entities.

During the year ended December 31, 2011, the Company recognized reductions in net investment income resulting from impairment losses of $19.6 million and $16.8 million, respectively, pertaining to its ownership interest in two investees, Castle 1 and Castle 2 Trusts. The impairments recognized by the investees were primarily related to salvage/residual values and future estimated lease payments on aircraft owned by the Trusts. The Company did not recognize any reductions in net investment income related to asset impairments recognized by these investees during the year ended December 31, 2010.

See Note 14 herein for additional information on these entities.

RMBS, CMBS, OTHER ABS AND CDOS

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, AIG has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Notes 3 and 4 herein.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. DEFERRED POLICY ACQUISITIONS COSTS, COST OF INSURANCE PURCHASED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred acquisition costs:

                                                              2011     2010     2009
                                                             ------   ------   ------
                                                                  (In millions)
Balance at January 1                                         $1,923   $2,153   $2,497
   Deferrals                                                    191      153      139
   Accretion of interest/amortization                          (162)    (124)    (122)
   Effect of net unrealized gains on securities (1)            (115)    (282)    (394)
   Effect of net realized (gains) losses on securities (2)      (35)      22       86
   Effect of unlocking of assumptions used in
    estimating future gross profits                             (72)      --      (57)
   Increase due to foreign exchange                               3        1        4
                                                             ------   ------   ------
Balance at December 31                                       $1,733   $1,923   $2,153
                                                             ======   ======   ======

(1) In 2010, an increase of $0.2 million related to the cumulative effect of adopting a new embedded credit derivative guidance is not reflected as it is offset in (2) below with no net effect impact to the DAC balance. In 2009, an increase of $303.0 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (2) below with no net impact to the DAC balance.

(2) In 2010, a decrease of $0.2 million related to the cumulative effect of adopting a new embedded credit derivative guidance is not reflected as it is offset in (1) above with no net effect impact to the DAC balance. In 2009, a decrease of $303.0 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (1) above with no net impact to the DAC balance.

The following table summarizes the activity in cost of insurance purchased:

                                        2011   2010   2009
                                        ----   ----   ----
                                           (In millions)
Balance at January 1                     $ 3    $ 3   $ 4
   Accretion of interest/amortization     --     --    (1)
                                         ---    ---   ---
Balance at December 31                   $ 3    $ 3   $ 3
                                         ---    ---   ---

CIP amortization, net of accretion of interest, expected to be recorded in each of the next five years is $0.3 million, $0.3 million, $0.3 million, $0.2 million and $0.2 million, respectively.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the activity in deferred sales inducements:

                                                             2011   2010   2009
                                                             ----   ----   ----
                                                                (In millions)
Balance at January 1                                         $176   $172   $146
   Deferrals                                                   33     37     43
   Accretion of interest/amortization                         (10)   (11)    (6)
   Effect of net unrealized gains on securities (1)           (14)   (25)   (14)
   Effect of net realized (gains) losses on securities (2)     (3)     3      4
   Effect of unlocking of assumptions used in
      estimating future gross profits                          (4)    --     (1)
                                                             ----   ----   ----
Balance at December 31                                       $178   $176   $172
                                                             ====   ====   ====

(1) In 2009, an increase of $10.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (2) below with no net impact to the sales inducement balance.

(2) In 2009, a decrease of $10.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (1) above with no net impact to the sales inducement balance.

The Company adjusts amortization (an "unlocking") when the assumptions underlying the estimates of future gross profits to be realized are revised. The Company reviews the assumptions underlying these estimates at least annually. In 2011, the Company recorded higher amortization due to an unlocking of the future spread assumption. In 2010, the Company reviewed the underlying assumptions and no unlocking adjustments were made. In 2009, amortization increased primarily as a result of reductions in the long-term growth rate assumptions. In 2009, the long-term growth rate assumption was reduced to 8.5 percent from 10.0 percent.

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                   2011         2010
                                                ----------   ----------
                                                    ($ In millions)
In the event of death (GMDB):
   Account value                                   $46,419      $45,901
   Net amount at risk (a)                            2,126        1,687
   Average attained age of contract holders             58           58
   Range of guaranteed minimum return rates         1 - 3%       2 - 3%
Annual withdrawals at specified date (GMWB):
   Account value                                   $ 3,271      $ 2,490
   Net amount at risk (b)                              459          308
   Weighted average period remaining until
      guaranteed payment                        19.1 years   19.6 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in policyholder contract deposits (GMWB) and future policy benefits (GMDB/GMIB) on the consolidated balance sheets:

                                   2011    2010
                                  -----   ------
                                  (In  millions)
Balance at January 1              $ 61    $ 89
   Guaranteed benefits incurred     68     (21)
   Guaranteed benefits paid         (6)     (7)
                                  ----    ----
Balance at December 31            $123    $ 61
                                  ====    ====

The following assumptions and methodology were used to determine the reserve for GMDB on variable contracts at December 31, 2011 and 2010:

     . Data used was 1,000 stochastically generated investment performance scenarios.

     .    Mean investment performance assumption was 8.5 percent.

     .    Volatility assumption was 16 percent.

     .    Mortality was assumed to be 70 percent of the 1983a and Ult.M tables.

     . Lapse rates vary by contract type and duration and range from 7 percent to 13 percent with an average of 10 percent.

     .    The discount rate was 5.75 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company recognized a $15.3 million pre-tax decrease to accumulated other comprehensive income (loss) as a consequence of the recognition of additional policyholder benefit reserves. A $5.4 million deferred tax benefit was recorded related to this adjustment, resulting in a $9.9 million decrease to comprehensive income and total shareholder's equity. No additional reserves were necessary in 2010.

9. REINSURANCE

On December 1, 2006, with an effective date of October 1, 2006 ("Agreement 1") and on June 28, 2007, with an effective date of April 1, 2007 ("Agreement 2"), the Company entered into modified coinsurance and coinsurance reinsurance agreements with ALICO, pertaining to certain policies written via its branch in Japan. ALICO was a wholly owned, Delaware domiciled subsidiary of AIG, until its sale to MetLife, Inc. on November 1, 2010. The Company assumes liability for a quota share portion of contracts issued by ALICO that include a Guaranteed Minimum Income Benefit under Agreement 1 and a Guaranteed Minimum Withdrawal Benefit under Agreement 2. The contracts assumed also include a Guaranteed Minimum Death Benefit provision under both Agreements 1 and 2. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions of Agreement 1. The benefits provided by the reinsured contracts under Agreement 1 are assumed with a 50 percent quota share under a modified coinsurance agreement. The benefits provided by the reinsured contracts under Agreement 2 are assumed with a varied quota share under a modified coinsurance agreement. Both agreements are unlimited in duration but were terminated for new business. Pursuant to the coinsurance portions of both Agreements, the Company records reserve liabilities for the amount of the reserves calculated for the GMIB, GMWB and GMDB provisions of the reinsured contracts. The reserves for the GMIB, GMWB and GMDB were $38.8 million and $28.3 million for the years ended December 31, 2011 and 2010, respectively.

All monetary amounts of the Agreements and settlement transactions are expressed in Japanese Yen. The foreign currency translation adjustment related to all provisions of the Agreements was not significant to the Company's consolidated results of operations or financial condition.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. DEBT

ADVANCES FROM THE FEDERAL HOME LOAN BANK OF DALLAS

In 2011, the Company became a member of the Federal Home Loan Bank ("FHLB") of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. At December 31, 2011, the carrying value of the Company's ownership in the FHLB of Dallas was $10 million, which was reported as Other Invested Assets. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed. The Company plans to obtain funding, in the form of cash advances, from the FHLB of Dallas in 2012. See Note 16.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

LEASES

The Company has various long-term, non-cancelable operating leases, primarily for office space and equipment, which expire at various dates through 2017. At December 31, 2011, the future minimum lease payments under the operating leases are as follows:

             (In millions)
2012             $ 4
2013               3
2014               2
2015               2
2016               1
Thereafter         1
                 ---
Total            $13
                 ===

Rent expense was $5.4 million, $5.7 million and $6.1 million for the years ended December 31, 2011, 2010 and 2009, respectively.

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

The Company had commitments to provide funding to various limited partnerships totaling $253.2 million and $327.2 million for the periods ending December 31, 2011 and 2010, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $238.4 million of the total commitments at December 31, 2011 are currently expected to expire by 2012, and the remaining by 2014 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

MORTGAGE LOAN COMMITMENTS

The Company had $49.6 million in commitments relating to mortgage loans at December 31, 2011.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

CONTINGENT LIABILITIES

LEGAL AND REGULATORY MATTERS

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $5.8 million and $4.0 million for these guarantee fund assessments at December 31, 2011, and 2010, respectively, which is reported within Other Liabilities in the accompanying consolidated balance sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. SHAREHOLDER'S EQUITY

The Company is authorized to issue 2,000,000 shares of $1 par value preferred stock. None of the authorized shares have ever been issued.

Capital contributions received by the Company for the years ended December 31 were as follows:

                                   2011   2010    2009
                                   ----   ----   ------
                                       (In millions)
Cash from Parent                    $--    $--   $1,230
All other non cash contributions      5     --        2
                                    ---    ---   ------
   Total capital contributions      $ 5    $--   $1,232
                                    ===    ===   ======

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                           2011     2010      2009
                                                          ------   ------   -------
                                                                (In millions)
Fixed maturity and equity securities, available
   for sale and partnerships:
      Gross unrealized gains                              $2,345   $1,740   $ 1,232
      Gross unrealized losses                               (542)    (637)   (1,687)
Net unrealized gains on other invested assets                237      171        95
Adjustments to DAC, CIP and deferred sales inducements      (344)    (215)       92
Insurance loss recognition                                   (15)      --        --
Foreign currency translation adjustments                      --        5         6
Deferred federal and state income tax (expense) benefit     (588)    (371)       99
                                                          ------   ------   -------
   Accumulated other comprehensive income (loss) (1)      $1,093   $  693   $  (163)
                                                          ======   ======   =======

(1) Includes a decrease of $1,021 million in 2009 related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard. See Note 2 for additional disclosures on this standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations, and can only be paid out of the prior years positive unassigned surplus. The maximum amount of dividends that can be paid in 2012 without obtaining the prior approval of the Insurance Commissioner is $925.4 million.

In 2011, the Company paid dividends totaling $536 million to its Parent. These payments were classified as a return of capital given the Company's accumulated deficit at December 31, 2011.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The Company has one statutory permitted practice at December 31, 2011.

The state has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the TDI to restate the gross paid-in and contributed surplus and the unassigned funds components of its surplus. The effective date was September 30, 2010. This restatement resulted in an increase in unassigned funds of $3.9 billion to offset the Company's losses incurred as a result of its participation in the securities lending program, and a corresponding decrease in gross paid-in and contributed surplus of $3.9 billion.

Statutory net income and capital and surplus of the Company at December 31 were as follows:

                                 2011     2010     2009
                                ------   ------   ------
                                      (In millions)
Statutory net income            $  832   $   74   $  130
Statutory capital and surplus   $4,239   $3,800   $3,626

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income consist of the following:

                                       Years ended December 31,
                                       ------------------------
                                        2011     2010     2009
                                       ------   ------   ------
                                             (In millions)
Current                                $(153)   $ 141     $49
Deferred                                 (30)    (321)     27
                                       -----    -----     ---
Total income tax expense / (benefit)   $(183)   $(180)    $76
                                       =====    =====     ===

The US statutory income tax rate is 35 percent for 2011, 2010 and 2009. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate due to the following:

                                                                 Years ended December 31,
                                                                 ------------------------
                                                                  2011     2010     2009
                                                                 ------   ------   ------
                                                                       (In millions)
US federal income tax (benefit) at statutory rate Adjustments:   $ 286    $ 277    $ (62)
  Valuation allowance                                             (441)    (451)     164
  Separate accounts dividends received deduction                   (30)     (16)     (29)
  Other credits, taxes and settlement                                2       10        3
                                                                 -----    -----    -----
Total income tax expense / (benefit)                             $(183)   $(180)   $  76
                                                                 =====    =====    =====

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the deferred tax liabilities and assets at December 31 are as follows:

                                                                             2011      2010
                                                                           -------   -------
                                                                             (In  millions)
DEFERRED TAX LIABILITIES:
   Deferred policy acquisition costs                                       $   776   $   793
   Net unrealized gains on debt and equity securities available for sale       588       373
                                                                           -------   -------
Total deferred tax liabilities                                               1,364     1,166
                                                                           -------   -------
DEFERRED TAX ASSETS:
   Excess capital losses and other tax carryovers                           (1,155)   (1,231)
   Basis differential of investments                                          (395)     (772)
   Policy reserves                                                             (68)      (44)
   Other                                                                        (3)       (8)
                                                                           -------   -------
Total deferred tax assets before valuation allowance                        (1,621)   (2,055)
Valuation allowance                                                          1,137     1,578
                                                                           -------   -------
Net deferred tax liabilities                                               $   880   $   689
                                                                           =======   =======

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2011, the Company had the following capital loss carryforwards:

(In millions)   Amount   Year Expired
                ------   ------------
   2008         $3,031       2013
   2009            268       2014
                ------
Total           $3,299
                ======

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $1,621 million and concluded that a $1,137 million valuation allowance was required to reduce the deferred tax asset at December 31, 2011 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on the securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG's announced debt and preferred stock transactions with the New York Fed and United States Treasury, respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                         December 31,
                                                         2011    2010
                                                        ------   -----
                                                        (In  millions)
Gross unrecognized tax benefit at beginning of period   $  237   $ 115
   Increases in tax positions for prior years               --     122
   Decreases in tax positions for prior years             (214)     --
   Increases in tax positions for current year              --      --
   Lapse in statute of limitation settlement                --      --
   Settlement                                               --      --
                                                        ------   -----
Gross unrecognized tax benefit at end of period         $   23   $ 237
                                                        ======   =====

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2011, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2011 and 2010, the Company's unrecognized tax benefits, excluding interest and penalties, were $23.6 million and $237.6 million respectively. As of December 31, 2011 and 2010, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $23.6 million and $237.6 million respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2011 and 2010, the Company had accrued $4.2 million and $4.0 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2011 and 2010, the Company recognized an expense of $0.1 million and $1.0 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income (loss).

The Company is currently under IRS examination for the taxable years 2003-2006. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001-2011 remain subject to examination by major tax jurisdictions.

14. RELATED PARTY TRANSACTIONS

EVENTS RELATED TO AIG

On January 14, 2011 ("Closing"), AIG completed a series of integrated transactions to recapitalize AIG ("Recapitalization") with the U.S. Department of the Treasury ("Department of the Treasury"), and the New York Fed and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), including the repayment of all amounts owed under the Credit Agreement, dated as of September 22, 2008. At the Closing, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. The funds for the repayment came from the net cash proceeds from AIG's sale of 67 percent of the ordinary shares of AIA Group Limited ("AIA") in its initial public offering and from AIG's sale of ALICO in 2010.

Additional information on AIG is provided in the Company's 2011 Annual Statement and is also publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OPERATING AGREEMENTS

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $82.3 million, $55.1 million and $50.3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Accounts payable for such services at December 31, 2011 and 2010 were not material.

Pursuant to an intercompany servicing agreement, the Company provides policy administrative services to affiliated entities. Amounts received for such services totaled $8.0 million, $6.9 million and $6.0 million for the years ended December 31, 2011, 2010 and 2009, respectively. Accounts receivable for such services at December 31, 2011 and 2010 were not material.

NOTES OF AFFILIATES

On December 7, 2005, the Company acquired 5.75 percent Senior Note due December 14, 2015, issued by Transatlantic Holdings, Inc. ("Transatlantic"), an affiliate of the Company at that time at a cost of $132.4 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic was no longer considered affiliated. The Company recognized interest income of $3.2 million on the notes while they were still considered an affiliate during 2009. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

On January 14, 2004, the Company purchased 19.9 percent of the non-voting preferred equity issued by Castle 2 Trust for $60.0 million. The Company's investment in Castle 2 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust, are held by affiliates of the Company, including the Parent. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent of $60.0 million on January 14, 2004. On January 14, 2004, the Company purchased $65.0 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 23, 2003, the Company purchased 25.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $67.0 million. The Company's investment in Castle 1 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company, including the Parent. On September 23, 2003, the Company purchased $170.8 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust. The notes mature on May 15, 2027 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 1 Trust. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 15, 2006, the Company invested $41.0 million in a 5.57 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."; formerly American General Corporation). The note matured on September 15, 2011, and the Company was repaid. The Company recognized interest income on the note of $1.6 million, $2.3 million and $2.3 million during 2011, 2010 and 2009, respectively.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AMERICAN HOME GUARANTEES

American Home Assurance Company ("American Home"), a subsidiary of AIG, has terminated the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to prospectively issued contracts issued by the Company. The Guarantee terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any contract or certificate issued after the Point of Termination. The Guarantee will continue to cover contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts and certificates are satisfied in full.

CAPITAL MAINTENANCE AGREEMENT

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

OTHER

Certain affiliates of the Company serve as the investment sub-advisor for certain of the mutual funds offered through the Company's separate accounts. Sub-advisory fees paid by the Company to the affiliates for the years ended December 31, 2011, 2010 and 2009 totaled $10.1 million, $9.3 million, and $8.1 million, respectively.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance ("AIG U.S. Plans"). AIG U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company maintains a retirement plan for the benefit of its sales agents and managers. Investments in the plan consist of a deposit administration group annuity contract issued by the Company. The liabilities and expenses associated with this plan were not material to the Company's consolidated financial position or results of operations for the three years ended December 31, 2011.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the AIG U.S. Plans, ERISA qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

ML II DIVIDEND

Through a series of transactions that occurred during the three month period ending March 31, 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $42.6 million on March 1, 2012 and additional cash receipts of $263.0 million on March 15, 2012 from ML II that consisted of $152.5 million, $22.1 million, and $88.4 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $305.6 million by the Company from ML II was remitted as a return of capital to its Parent and ultimately remitted to AIG.

FHLB CASH ADVANCE

On February 7, 2012, the Company borrowed $10.5 million as a cash advance from the FHLB of Dallas. The fair value of collateral pledged to secure advances obtained from the FHLB of Dallas on February 7 was $12.4 million.

SECURITIES LENDING

The Company has adopted a new securities lending program intended to provide an additional source of liquidity for the Company, pursuant to which the Company is able to raise liquidity through secured borrowings backed by its existing securities portfolio. The targeted program was approved by the Company's board of directors in February 2012. No securities lending transactions have been entered into under the program.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                 ANNUAL REPORT
                               DECEMBER 31, 2011

                                   CONTENTS

          Report of Independent Registered Public Accounting Firm. 1 Statements of Assets and Liabilities and of Operations.. 2
          Schedules of Portfolio Investments...................... 12
          Statements of Changes in Net Assets..................... 14
          Notes to Financial Statements........................... 36

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The Variable Annuity Life Insurance Company and Contract Owners of The Variable Annuity Life Insurance Company Separate Account A

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note 1 of The Variable Annuity Life Insurance Company Separate Account A at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of The Variable Annuity Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2011 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

/s/PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 25, 2012

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                           STATEMENTS OF OPERATIONS

                                                      VALIC COMPANY I      VALIC COMPANY I    VALIC COMPANY I  VALIC COMPANY I
                                                    CAPITAL CONSERVATION CAPITAL CONSERVATION MONEY MARKET I   MONEY MARKET I
                                                            FUND                 FUND              FUND             FUND
                                                    ----------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                     DIVISION 1           DIVISION 7        DIVISION 2       DIVISION 6
                                                    ----------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
----------------------------------------------------

ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual Funds, at Fair
   Value                                                $  2,667,581       $   156,069,967     $    702,145   $    394,921,198
  Balance Due From (To) VALIC General Account, Net           (74,208)               80,138               59           (147,990)
  Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                              508               158,457             (209)           210,011
                                                    ---------------------------------------------------------------------------
Net Assets & Liabilities                                $  2,593,881       $   156,308,562     $    701,995   $    394,983,219
                                                    ===========================================================================

CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
  Reserves For Redeemable Annuity Contracts (Net
   of Applicable Contract Loans - Partial
   Withdrawals with Right of Reinvestment)              $  2,283,632       $   156,167,965     $    701,995   $    394,967,499
  Reserves For Annuity Contracts On Benefit                  310,249               140,597                -             15,720
                                                    ---------------------------------------------------------------------------
Total Contract Owner Reserves                              2,593,881           156,308,562          701,995        394,983,219
  Capital Surplus                                                  -                     -                -                  -
                                                    ---------------------------------------------------------------------------
Total Contract Owner Reserves and Capital Surplus       $  2,593,881       $   156,308,562     $    701,995   $    394,983,219
                                                    ===========================================================================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding                        $  2,283,632       $   156,167,965     $    701,995   $    394,967,499
  Contracts in Payout (Annuitization) Period                 310,249               140,597                -             15,720
  Funds Retained in Separate Account A by VALIC                    -                     -                -                  -
                                                    ---------------------------------------------------------------------------
TOTAL NET ASSETS                                        $  2,593,881       $   156,308,562     $    701,995   $    394,983,219
                                                    ===========================================================================

TOTAL UNITS OUTSTANDING                                  369,308.815        44,538,806.389      237,464.214    190,599,105.480
                                                    ===========================================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
----------------------------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds                           $     82,648       $     4,843,128     $         73   $         39,423
EXPENSES:
  Mortality And Expense Risk Charge                           25,734             1,392,563            7,266          3,728,409
  Reimbursements Of Expenses                                       -                     -                -                  -
                                                    ---------------------------------------------------------------------------
Net Investment Income (Loss)                            $     56,914       $     3,450,565     $     (7,193)  $     (3,688,986)
                                                    ---------------------------------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized Gains (Losses) on Sale of Fund Shares        $      1,187       $     2,369,243     $          -   $              -
  Capital Gains Distributions From Mutual Funds                    -                     -                -                  -
                                                    ---------------------------------------------------------------------------
Realized Gains (Losses) On Investments                         1,187             2,369,243                -                  -
                                                    ---------------------------------------------------------------------------

Change in Unrealized Appreciation (Depreciation)
  During The Period                                           85,942             2,348,437                -                (10)
                                                    ---------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       $    144,043       $     8,168,245     $     (7,193)  $     (3,688,996)
                                                    ===========================================================================

                                                     VALIC COMPANY I  VALIC COMPANY I
                                                      MID CAP INDEX   ASSET ALLOCATION
                                                          FUND              FUND
                                                    ----------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                   DIVISION 4        DIVISION 5
                                                    ----------------------------------
AS OF DECEMBER 31, 2011
----------------------------------------------------

ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual Funds, at Fair
   Value                                            $  2,282,680,894  $   135,791,405
  Balance Due From (To) VALIC General Account, Net           161,675           34,303
  Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                        3,761,445           (1,692)
                                                    ----------------------------------
Net Assets & Liabilities                            $  2,286,604,014  $   135,824,016
                                                    ==================================

CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
  Reserves For Redeemable Annuity Contracts (Net
   of Applicable Contract Loans - Partial
   Withdrawals with Right of Reinvestment)          $  2,285,471,416  $   135,669,616
  Reserves For Annuity Contracts On Benefit                1,132,598          154,400
                                                    ----------------------------------
Total Contract Owner Reserves                          2,286,604,014      135,824,016
  Capital Surplus                                                  -                -
                                                    ----------------------------------
Total Contract Owner Reserves and Capital Surplus   $  2,286,604,014  $   135,824,016
                                                    ==================================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding                    $  2,285,471,416  $   135,669,616
  Contracts in Payout (Annuitization) Period               1,132,598          154,400
  Funds Retained in Separate Account A by VALIC                    -                -
                                                    ----------------------------------
TOTAL NET ASSETS                                    $  2,286,604,014  $   135,824,016
                                                    ==================================

TOTAL UNITS OUTSTANDING                              217,217,252.802   24,284,925.204
                                                    ==================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
----------------------------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds                       $     22,079,108  $     3,418,995
EXPENSES:
  Mortality And Expense Risk Charge                       23,341,482        1,344,892
  Reimbursements Of Expenses                                       -                -
                                                    ----------------------------------
Net Investment Income (Loss)                        $     (1,262,374) $     2,074,103
                                                    ----------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized Gains (Losses) on Sale of Fund Shares    $      2,773,902  $     1,584,929
  Capital Gains Distributions From Mutual Funds          141,638,981                -
                                                    ----------------------------------
Realized Gains (Losses) On Investments                   144,412,883        1,584,929
                                                    ----------------------------------

Change in Unrealized Appreciation (Depreciation)
  During The Period                                     (208,940,919)      (3,690,398)
                                                    ----------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS   $    (65,790,410) $       (31,366)
                                                    ==================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                                            VALIC COMPANY I    VALIC COMPANY I VALIC COMPANY I  VALIC COMPANY I
                                                         GOVERNMENT SECURITIES   STOCK INDEX     STOCK INDEX      STOCK INDEX
                                                                 FUND               FUND            FUND             FUND
                                                         ------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                          DIVISION 8        DIVISION 10A    DIVISION 10B     DIVISION 10C
                                                         ------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
---------------------------------------------------------

ASSETS AND LIABILITIES:
 Investments in Shares Of Mutual Funds, at Fair Value      $    116,619,503    $  107,284,636   $  9,658,483   $  2,944,540,971
 Balance Due From (To) VALIC General Account, Net                   115,572            13,011         (3,054)          (336,082)
 Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                                 (66,242)          (14,576)         7,750          3,196,595
                                                         -----------------------------------------------------------------------
Net Assets & Liabilities                                   $    116,668,833    $  107,283,071   $  9,663,179   $  2,947,401,484
                                                         =======================================================================

CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
 Reserves For Redeemable Annuity Contracts (Net of
   Applicable Contract Loans - Partial Withdrawals with
   Right of Reinvestment)                                  $    116,505,180    $  105,529,987   $  9,560,056   $  2,944,826,490
 Reserves For Annuity Contracts On Benefit                          163,653         1,753,084        103,123          2,574,994
                                                         -----------------------------------------------------------------------
Total Contract Owner Reserves                                   116,668,833       107,283,071      9,663,179      2,947,401,484
 Capital Surplus                                                          -                 -              -                  -
                                                         -----------------------------------------------------------------------
Total Contract Owner Reserves and Capital Surplus          $    116,668,833    $  107,283,071   $  9,663,179   $  2,947,401,484
                                                         =======================================================================

NET ASSETS ATTRIBUTABLE TO:
 Accumulation Units Outstanding                            $    116,505,180    $  105,529,987   $  9,560,056   $  2,944,826,490
 Contracts in Payout (Annuitization) Period                         163,653         1,753,084        103,123          2,574,994
 Funds Retained in Separate Account A by VALIC                            -                 -              -                  -
                                                         -----------------------------------------------------------------------
TOTAL NET ASSETS                                           $    116,668,833    $  107,283,071   $  9,663,179   $  2,947,401,484
                                                         =======================================================================

TOTAL UNITS OUTSTANDING                                      33,042,965.721     4,319,785.000    226,141.000    606,629,276.371
                                                         =======================================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
---------------------------------------------------------

INVESTMENT INCOME:
 Dividends From Mutual Funds                               $      2,418,309    $    1,853,419   $    167,086   $     50,752,997
EXPENSES:
 Mortality And Expense Risk Charge                                1,043,603         1,151,438         65,302         29,097,800
 Reimbursements Of Expenses                                               -                 -              -                  -
                                                         -----------------------------------------------------------------------
Net Investment Income (Loss)                               $      1,374,706    $      701,981   $    101,784   $     21,655,197
                                                         -----------------------------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
 Realized Gains (Losses) on Sale of Fund Shares            $        411,324    $     (326,159)  $    (10,753)  $    (74,841,396)
 Capital Gains Distributions From Mutual Funds                      979,799         6,274,594        565,657        171,820,013
                                                         -----------------------------------------------------------------------
Realized Gains (Losses) On Investments                            1,391,123         5,948,435        554,904         96,978,617
                                                         -----------------------------------------------------------------------

Change in Unrealized Appreciation (Depreciation) During
  The Period                                                      6,230,347        (5,709,975)      (513,752)       (91,651,667)
                                                         -----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          $      8,996,176    $      940,441   $    142,936   $     26,982,147
                                                         =======================================================================

                                                         VALIC COMPANY I    VALIC COMPANY I
                                                           STOCK INDEX   INTERNATIONAL EQUITIES
                                                              FUND                FUND
                                                         --------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                      DIVISION 10D        DIVISION 11
                                                         --------------------------------------
AS OF DECEMBER 31, 2011
---------------------------------------------------------

ASSETS AND LIABILITIES:
 Investments in Shares Of Mutual Funds, at Fair Value    $   12,650,621     $    850,887,955
 Balance Due From (To) VALIC General Account, Net                  (702)             362,575
 Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                                 412              678,135
                                                         --------------------------------------
Net Assets & Liabilities                                 $   12,650,331     $    851,928,665
                                                         ======================================

CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
 Reserves For Redeemable Annuity Contracts (Net of
   Applicable Contract Loans - Partial Withdrawals with
   Right of Reinvestment)                                $   12,572,990     $    851,781,817
 Reserves For Annuity Contracts On Benefit                       77,341              146,848
                                                         --------------------------------------
Total Contract Owner Reserves                                12,650,331          851,928,665
 Capital Surplus                                                      -                    -
                                                         --------------------------------------
Total Contract Owner Reserves and Capital Surplus        $   12,650,331     $    851,928,665
                                                         ======================================

NET ASSETS ATTRIBUTABLE TO:
 Accumulation Units Outstanding                          $   12,572,990     $    851,781,817
 Contracts in Payout (Annuitization) Period                      77,341              146,848
 Funds Retained in Separate Account A by VALIC                        -                    -
                                                         --------------------------------------
TOTAL NET ASSETS                                         $   12,650,331     $    851,928,665
                                                         ======================================

TOTAL UNITS OUTSTANDING                                   1,368,163.763      590,609,519.017
                                                         ======================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
---------------------------------------------------------

INVESTMENT INCOME:
 Dividends From Mutual Funds                             $      217,796     $     26,986,043
EXPENSES:
 Mortality And Expense Risk Charge                              140,249            8,850,195
 Reimbursements Of Expenses                                           -                    -
                                                         --------------------------------------
Net Investment Income (Loss)                             $       77,547     $     18,135,848
                                                         --------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
 Realized Gains (Losses) on Sale of Fund Shares          $     (224,632)    $    (20,734,303)
 Capital Gains Distributions From Mutual Funds                  737,329                    -
                                                         --------------------------------------
Realized Gains (Losses) On Investments                          512,697          (20,734,303)
                                                         --------------------------------------

Change in Unrealized Appreciation (Depreciation) During
  The Period                                                   (506,296)        (135,064,336)
                                                         --------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        $       83,948     $   (137,662,791)
                                                         ======================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                                         VALIC COMPANY I     VALIC COMPANY I     VALIC COMPANY I
                                                          GLOBAL SOCIAL   INT'L GOVERNMENT BOND  SMALL CAP INDEX
                                                         AWARENESS FUND           FUND                FUND
                                                         ---------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                       DIVISION 12         DIVISION 13         DIVISION 14
                                                         ---------------------------------------------------------
AS OF DECEMBER 31, 2011
---------------------------------------------------------

ASSETS AND LIABILITIES:
 Investments in Shares Of Mutual Funds, at Fair Value    $   255,749,744     $   201,810,613    $    810,643,295
 Balance Due From (To) VALIC General Account, Net                     (2)            111,118            (118,294)
 Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                              233,695             (95,109)            664,179
                                                         --------------------------------------------------------
Net Assets & Liabilities                                 $   255,983,437     $   201,826,622    $    811,189,180
                                                         ========================================================

CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
 Reserves For Redeemable Annuity Contracts (Net of
   Applicable Contract Loans - Partial Withdrawals with
   Right of Reinvestment)                                $   255,852,951     $   201,760,450    $    810,781,945
 Reserves For Annuity Contracts On Benefit                       130,486              66,172             407,235
                                                         --------------------------------------------------------
Total Contract Owner Reserves                                255,983,437         201,826,622         811,189,180
 Capital Surplus                                                       -                   -                   -
                                                         --------------------------------------------------------
Total Contract Owner Reserves and Capital Surplus        $   255,983,437     $   201,826,622    $    811,189,180
                                                         ========================================================

NET ASSETS ATTRIBUTABLE TO:
 Accumulation Units Outstanding                          $   255,852,951     $   201,760,450    $    810,781,945
 Contracts in Payout (Annuitization) Period                      130,486              66,172             407,235
 Funds Retained in Separate Account A by VALIC                         -                   -                   -
                                                         --------------------------------------------------------
TOTAL NET ASSETS                                         $   255,983,437     $   201,826,622    $    811,189,180
                                                         ========================================================

TOTAL UNITS OUTSTANDING                                   72,176,280.013      66,998,201.026     225,798,840.695
                                                         ========================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
---------------------------------------------------------

INVESTMENT INCOME:
 Dividends From Mutual Funds                             $     5,485,317     $     7,092,746    $      8,416,438
EXPENSES:
 Mortality And Expense Risk Charge                             2,581,157           1,721,919           8,217,319
 Reimbursements Of Expenses                                            -                   -                   -
                                                         --------------------------------------------------------
Net Investment Income (Loss)                             $     2,904,160     $     5,370,827    $        199,119
                                                         --------------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
 Realized Gains (Losses) on Sale of Fund Shares          $     8,484,618     $     4,477,509    $     (3,615,402)
 Capital Gains Distributions From Mutual Funds                         -           2,138,224                   -
                                                         --------------------------------------------------------
Realized Gains (Losses) On Investments                         8,484,618           6,615,733          (3,615,402)
                                                         --------------------------------------------------------

Change in Unrealized Appreciation (Depreciation) During
  The Period                                                 (30,974,795)         (6,215,088)        (41,349,988)
                                                         --------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        $   (19,586,017)    $     5,771,472    $    (44,766,271)
                                                         ========================================================

                                                          VALIC COMPANY I  VALIC COMPANY I    VALIC COMPANY I
                                                            CORE EQUITY    GROWTH & INCOME  SCIENCE & TECHNOLOGY
                                                               FUND             FUND                FUND
                                                         -------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                        DIVISION 15      DIVISION 16        DIVISION 17
                                                         -------------------------------------------------------
AS OF DECEMBER 31, 2011
---------------------------------------------------------

ASSETS AND LIABILITIES:
 Investments in Shares Of Mutual Funds, at Fair Value    $    213,649,886  $    76,127,057    $    686,801,581
 Balance Due From (To) VALIC General Account, Net                 (32,575)           8,397            (286,664)
 Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                                98,035              (99)            621,854
                                                         -------------------------------------------------------
Net Assets & Liabilities                                 $    213,715,346  $    76,135,355    $    687,136,771
                                                         =======================================================

CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
 Reserves For Redeemable Annuity Contracts (Net of
   Applicable Contract Loans - Partial Withdrawals with
   Right of Reinvestment)                                $    213,523,584  $    76,081,018    $    686,724,289
 Reserves For Annuity Contracts On Benefit                        191,762           54,337             412,482
                                                         -------------------------------------------------------
Total Contract Owner Reserves                                 213,715,346       76,135,355         687,136,771
 Capital Surplus                                                        -                -                   -
                                                         -------------------------------------------------------
Total Contract Owner Reserves and Capital Surplus        $    213,715,346  $    76,135,355    $    687,136,771
                                                         =======================================================

NET ASSETS ATTRIBUTABLE TO:
 Accumulation Units Outstanding                          $    213,523,584  $    76,081,018    $    686,724,289
 Contracts in Payout (Annuitization) Period                       191,762           54,337             412,482
 Funds Retained in Separate Account A by VALIC                          -                -                   -
                                                         -------------------------------------------------------
TOTAL NET ASSETS                                         $    213,715,346  $    76,135,355    $    687,136,771
                                                         =======================================================

TOTAL UNITS OUTSTANDING                                   105,328,296.772   36,022,587.599     266,885,623.658
                                                         =======================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
---------------------------------------------------------

INVESTMENT INCOME:
 Dividends From Mutual Funds                             $      2,493,849  $       626,069    $              -
EXPENSES:
 Mortality And Expense Risk Charge                              2,208,415          780,382           7,465,138
 Reimbursements Of Expenses                                             -                -                   -
                                                         -------------------------------------------------------
Net Investment Income (Loss)                             $        285,434  $      (154,313)   $     (7,465,138)
                                                         -------------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
 Realized Gains (Losses) on Sale of Fund Shares          $      7,053,558  $     2,603,314    $     31,410,579
 Capital Gains Distributions From Mutual Funds                          -                -                   -
                                                         -------------------------------------------------------
Realized Gains (Losses) On Investments                          7,053,558        2,603,314          31,410,579
                                                         -------------------------------------------------------

Change in Unrealized Appreciation (Depreciation) During
  The Period                                                  (10,425,713)      (6,729,698)        (74,446,046)
                                                         -------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        $     (3,086,721) $    (4,280,697)   $    (50,500,605)
                                                         =======================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                      VALIC COMPANY I    VALIC COMPANY I     VALIC COMPANY I       VANGUARD
                                         SMALL CAP     INTERNATIONAL GROWTH  DIVIDEND VALUE   LT INVESTMENT GRADE
                                           FUND                FUND               FUND               FUND
                                     -----------------------------------------------------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES                             DIVISION 18        DIVISION 20         DIVISION 21        DIVISION 22
                                     -----------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
-------------------------------------

ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual
   Funds, at Fair Value              $    302,545,507    $    481,729,836   $    237,082,470    $   252,457,324
  Balance Due From (To) VALIC
   General Account, Net                       (90,038)             59,397            162,618            360,834
  Receivable (Payable) For Mutual
   Fund Sales (Purchases), Net                239,513           1,083,269            523,909           (157,866)
                                     ----------------------------------------------------------------------------
Net Assets & Liabilities             $    302,694,982    $    482,872,502   $    237,768,997    $   252,660,292
                                     ============================================================================

CONTRACT OWNER RESERVES AND
  CAPITAL SURPLUS:
  Reserves For Redeemable Annuity
   Contracts (Net of Applicable
   Contract Loans - Partial
   Withdrawals with Right of
   Reinvestment)                     $    302,472,601    $    482,525,415   $    237,639,272    $   252,614,754
  Reserves For Annuity Contracts
   On Benefit                                 222,381             347,087            129,725             45,538
                                     ----------------------------------------------------------------------------
Total Contract Owner Reserves             302,694,982         482,872,502        237,768,997        252,660,292
  Capital Surplus                                   -                   -                  -                  -
                                     ----------------------------------------------------------------------------
Total Contract Owner Reserves and
  Capital Surplus                    $    302,694,982    $    482,872,502   $    237,768,997    $   252,660,292
                                     ============================================================================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding     $    302,472,601    $    482,525,415   $    237,639,272    $   252,614,754
  Contracts in Payout
   (Annuitization) Period                     222,381             347,087            129,725             45,538
  Funds Retained in Separate
   Account A by VALIC                               -                   -                  -                  -
                                     ----------------------------------------------------------------------------
TOTAL NET ASSETS                     $    302,694,982    $    482,872,502   $    237,768,997    $   252,660,292
                                     ============================================================================

TOTAL UNITS OUTSTANDING               107,633,469.377     234,809,786.432    137,547,431.844     91,923,173.293
                                     ============================================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,
  2011
-------------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds        $        414,530    $      8,981,953   $      3,264,245    $    11,038,401
EXPENSES:
  Mortality And Expense Risk Charge         3,113,029           5,118,775          1,828,960          2,461,961
  Reimbursements Of Expenses                        -                   -                  -           (512,020)
Net Investment Income (Loss)         $     (2,698,499)   $      3,863,178   $      1,435,285    $     9,088,460
                                     ----------------------------------------------------------------------------

REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized Gains (Losses) on Sale
   of Fund Shares                    $     15,666,384    $     35,682,245   $     (1,927,335)   $     2,823,803
  Capital Gains Distributions From
   Mutual Funds                                     -                   -                  -          2,011,054
                                     ----------------------------------------------------------------------------
Realized Gains (Losses) On
  Investments                              15,666,384          35,682,245         (1,927,335)         4,834,857
                                     ----------------------------------------------------------------------------

Change in Unrealized Appreciation
  (Depreciation) During The Period        (18,692,400)        (96,098,370)        13,634,259         17,214,917
                                     ----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $     (5,724,515)   $    (56,552,947)  $     13,142,209    $    31,138,234
                                     ============================================================================

                                          VANGUARD          VANGUARD          VANGUARD
                                     LONG-TERM TREASURY    WINDSOR II        WELLINGTON
                                            FUND              FUND              FUND
                                     ------------------------------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES                             DIVISION 23        DIVISION 24       DIVISION 25
                                     ------------------------------------------------------
AS OF DECEMBER 31, 2011
-------------------------------------

ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual
   Funds, at Fair Value               $    340,065,656  $  1,376,617,700  $  1,481,878,498
  Balance Due From (To) VALIC
   General Account, Net                        187,531          (409,048)         (240,315)
  Receivable (Payable) For Mutual
   Fund Sales (Purchases), Net                  24,666         1,423,046         1,871,986
                                     ------------------------------------------------------
Net Assets & Liabilities              $    340,277,853  $  1,377,631,698  $  1,483,510,169
                                     ======================================================

CONTRACT OWNER RESERVES AND
  CAPITAL SURPLUS:
  Reserves For Redeemable Annuity
   Contracts (Net of Applicable
   Contract Loans - Partial
   Withdrawals with Right of
   Reinvestment)                      $    340,206,822  $  1,377,162,114  $  1,481,309,448
  Reserves For Annuity Contracts
   On Benefit                                   71,031           469,584         2,200,721
                                     ------------------------------------------------------
Total Contract Owner Reserves              340,277,853     1,377,631,698     1,483,510,169
  Capital Surplus                                    -                 -                 -
                                     ------------------------------------------------------
Total Contract Owner Reserves and
  Capital Surplus                     $    340,277,853  $  1,377,631,698  $  1,483,510,169
                                     ======================================================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding      $    340,206,822  $  1,377,162,114  $  1,481,309,448
  Contracts in Payout
   (Annuitization) Period                       71,031           469,584         2,200,721
  Funds Retained in Separate
   Account A by VALIC                                -                 -                 -
                                     ------------------------------------------------------
TOTAL NET ASSETS                      $    340,277,853  $  1,377,631,698  $  1,483,510,169
                                     ======================================================

TOTAL UNITS OUTSTANDING                110,877,572.895   609,056,632.069   548,042,138.775
                                     ======================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,
  2011
-------------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds         $      9,499,819  $     32,019,312  $     45,469,620
EXPENSES:
  Mortality And Expense Risk Charge          3,477,834        17,097,599        18,174,618
  Reimbursements Of Expenses                  (724,460)                -                 -
Net Investment Income (Loss)          $      6,746,445  $     14,921,713  $     27,295,002
                                     ------------------------------------------------------

REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized Gains (Losses) on Sale
   of Fund Shares                     $     (3,175,214) $    (16,976,447) $      1,917,116
  Capital Gains Distributions From
   Mutual Funds                             12,451,248                 -                 -
                                     ------------------------------------------------------
Realized Gains (Losses) On
  Investments                                9,276,034       (16,976,447)        1,917,116
                                     ------------------------------------------------------

Change in Unrealized Appreciation
  (Depreciation) During The Period          56,737,979        23,453,895        10,310,979
                                     ------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                     $     72,760,458  $     21,399,161  $     39,523,097
                                     ======================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                               VALIC COMPANY II   VALIC COMPANY II VALIC COMPANY II  VALIC COMPANY II
                                              INTERNATIONAL SMALL SMALL CAP GROWTH SMALL CAP VALUE    MID CAP GROWTH
                                                CAP EQUITY FUND         FUND             FUND              FUND
                                              -------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES              DIVISION 33       DIVISION 35      DIVISION 36       DIVISION 37
                                              -------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
----------------------------------------------

ASSETS AND LIABILITIES:
 Investments in Shares Of Mutual Funds, at
   Fair Value                                  $    519,477,369   $    70,596,827  $    383,451,236  $    140,273,192
 Balance Due From (To) VALIC General
   Account, Net                                        (289,519)              836           (52,493)         (140,929)
 Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                     646,719            20,211           364,912           248,450
                                              ------------------------------------------------------------------------
Net Assets & Liabilities                       $    519,834,569   $    70,617,874  $    383,763,655  $    140,380,713
                                              ========================================================================

CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
 Reserves For Redeemable Annuity
   Contracts (Net of Applicable Contract
   Loans - Partial Withdrawals with Right of
   Reinvestment)                               $    519,783,764   $    70,610,524  $    383,700,767  $    140,374,878
 Reserves For Annuity Contracts On Benefit               50,805             7,350            62,888             5,835
                                              ------------------------------------------------------------------------
Total Contract Owner Reserves                       519,834,569        70,617,874       383,763,655       140,380,713
 Capital Surplus                                              -                 -                 -                 -
                                              ------------------------------------------------------------------------
Total Contract Owner Reserves and Capital
  Surplus                                      $    519,834,569   $    70,617,874  $    383,763,655  $    140,380,713
                                              ========================================================================

NET ASSETS ATTRIBUTABLE TO:
 Accumulation Units Outstanding                $    519,783,764   $    70,610,524  $    383,700,767  $    140,374,878
 Contracts in Payout (Annuitization) Period              50,805             7,350            62,888             5,835
 Funds Retained in Separate Account A by
   VALIC                                                      -                 -                 -                 -
                                              ------------------------------------------------------------------------
TOTAL NET ASSETS                               $    519,834,569   $    70,617,874  $    383,763,655  $    140,380,713
                                              ========================================================================

TOTAL UNITS OUTSTANDING                         345,788,298.711    43,105,667.363   172,412,089.143   109,256,617.270
                                              ========================================================================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
----------------------------------------------

INVESTMENT INCOME:
 Dividends From Mutual Funds                   $      9,943,749   $             -  $      3,724,593  $              -
EXPENSES:
 Mortality And Expense Risk Charge                    5,874,243           700,912         4,081,340         1,581,844
 Reimbursements Of Expenses                          (1,509,842)         (182,872)       (1,066,481)         (406,600)
                                               ----------------   ---------------  ----------------  ----------------
Net Investment Income (Loss)                   $      5,579,348   $      (518,040) $        709,734  $     (1,175,244)
                                               ----------------   ---------------  ----------------  ----------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
 Realized Gains (Losses) on Sale of Fund
   Shares                                      $     (8,696,467)  $     3,928,286  $      6,651,062  $     14,038,579
 Capital Gains Distributions From Mutual
   Funds                                                      -         5,347,870        12,275,372                 -
                                              ------------------------------------------------------------------------
Realized Gains (Losses) On Investments               (8,696,467)        9,276,156        18,926,434        14,038,579
                                              ------------------------------------------------------------------------

Change in Unrealized Appreciation
  (Depreciation) During The Period                 (126,399,034)      (12,651,033)      (54,687,699)      (21,551,335)
                                              ------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                   $   (129,516,153)  $    (3,892,917) $    (35,051,531) $     (8,688,000)
                                              ========================================================================

                                              VALIC COMPANY II    VALIC COMPANY II   VALIC COMPANY II
                                               MID CAP VALUE    CAPITAL APPRECIATION LARGE CAP VALUE
                                                    FUND                FUND               FUND
                                              -------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES            DIVISION 38         DIVISION 39        DIVISION 40
                                              -------------------------------------------------------
AS OF DECEMBER 31, 2011
----------------------------------------------

ASSETS AND LIABILITIES:
 Investments in Shares Of Mutual Funds, at
   Fair Value                                 $    579,552,249    $    28,208,588    $   155,069,521
 Balance Due From (To) VALIC General
   Account, Net                                       (204,285)            (3,939)           (50,598)
 Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                    656,973             11,763            178,402
                                              -------------------------------------------------------
Net Assets & Liabilities                      $    580,004,937    $    28,216,412    $   155,197,325
                                              =======================================================

CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
 Reserves For Redeemable Annuity
   Contracts (Net of Applicable Contract
   Loans - Partial Withdrawals with Right of
   Reinvestment)                              $    579,888,921    $    28,216,412    $   155,185,194
 Reserves For Annuity Contracts On Benefit             116,016                  -             12,131
                                              -------------------------------------------------------
Total Contract Owner Reserves                      580,004,937         28,216,412        155,197,325
 Capital Surplus                                             -                  -                  -
                                              -------------------------------------------------------
Total Contract Owner Reserves and Capital
  Surplus                                     $    580,004,937    $    28,216,412    $   155,197,325
                                              =======================================================

NET ASSETS ATTRIBUTABLE TO:
 Accumulation Units Outstanding               $    579,888,921    $    28,216,412    $   155,185,194
 Contracts in Payout (Annuitization) Period            116,016                  -             12,131
 Funds Retained in Separate Account A by
   VALIC                                                     -                  -                  -
                                              -------------------------------------------------------
TOTAL NET ASSETS                              $    580,004,937    $    28,216,412    $   155,197,325
                                              =======================================================

TOTAL UNITS OUTSTANDING                        190,365,309.434     29,257,658.784     95,596,579.520
                                              =======================================================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
----------------------------------------------

INVESTMENT INCOME:
 Dividends From Mutual Funds                  $      2,893,954    $       141,957    $     1,630,978
EXPENSES:
 Mortality And Expense Risk Charge                   5,300,989            284,090          1,549,538
 Reimbursements Of Expenses                         (1,413,886)           (75,005)          (403,001)
                                              ----------------    ---------------    ---------------
Net Investment Income (Loss)                  $       (993,149)   $       (67,128)   $       484,441
                                              ----------------    ---------------    ---------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
 Realized Gains (Losses) on Sale of Fund
   Shares                                     $      5,239,146    $     1,793,134    $    (1,003,584)
 Capital Gains Distributions From Mutual
   Funds                                                     -                  -                  -
                                              -------------------------------------------------------
Realized Gains (Losses) On Investments               5,239,146          1,793,134         (1,003,584)
                                              -------------------------------------------------------

Change in Unrealized Appreciation
  (Depreciation) During The Period                 (59,712,848)        (2,444,165)        (7,525,364)
                                              -------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                  $    (55,466,851)   $      (718,159)   $    (8,044,507)
                                              =======================================================


  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                       VALIC COMPANY II   VALIC COMPANY II    VALIC COMPANY I    VALIC COMPANY II
                                     SOCIALLY RESPONSIBLE MONEY MARKET II   NASDAQ-100 (R) INDEX AGGRESSIVE GROWTH
                                             FUND               FUND                FUND          LIFESTYLE FUND
                                     ------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES                              DIVISION 41        DIVISION 44         DIVISION 46         DIVISION 48
                                     ------------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
-------------------------------------

ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual
   Funds, at Fair Value                $    655,659,477   $    192,051,169    $    115,053,541   $    214,846,734
  Balance Due From (To) VALIC
   General Account, Net                        (213,450)           136,132             121,234            128,972
  Receivable (Payable) For Mutual
   Fund Sales (Purchases), Net                  718,011           (127,099)           (107,972)          (140,050)
                                     -----------------------------------------------------------------------------
Net Assets & Liabilities               $    656,164,038   $    192,060,202    $    115,066,803   $    214,835,656
                                     =============================================================================

CONTRACT OWNER RESERVES AND
  CAPITAL SURPLUS:
  Reserves For Redeemable Annuity
   Contracts (Net of Applicable
   Contract Loans - Partial
   Withdrawals with Right of
   Reinvestment)                       $    656,121,615   $    192,018,643    $    115,059,286   $    214,791,990
  Reserves For Annuity Contracts
   On Benefit                                    42,423             41,559               7,517             43,666
                                     -----------------------------------------------------------------------------
Total Contract Owner Reserves               656,164,038        192,060,202         115,066,803        214,835,656
  Capital Surplus                                     -                  -                   -                  -
                                     -----------------------------------------------------------------------------
Total Contract Owner Reserves and
  Capital Surplus                      $    656,164,038   $    192,060,202    $    115,066,803   $    214,835,656
                                     =============================================================================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding       $    656,121,615   $    192,018,643    $    115,059,286   $    214,791,990
  Contracts in Payout
   (Annuitization) Period                        42,423             41,559               7,517             43,666
  Funds Retained in Separate
   Account A by VALIC                                 -                  -                   -                  -
                                     -----------------------------------------------------------------------------
TOTAL NET ASSETS                       $    656,164,038   $    192,060,202    $    115,066,803   $    214,835,656
                                     =============================================================================

TOTAL UNITS OUTSTANDING                 465,306,270.077    152,453,754.179     184,201,692.533    110,692,884.232
                                     =============================================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,
  2011
-------------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds          $      9,008,432   $         19,137    $        430,444   $      3,681,593
EXPENSES:
  Mortality And Expense Risk Charge           7,044,692          1,810,694           1,119,572          1,741,259
  Reimbursements Of Expenses                 (1,807,841)          (477,892)                  -           (450,125)
                                     -----------------------------------------------------------------------------
Net Investment Income (Loss)           $      3,771,581   $     (1,313,665)   $       (689,128)  $      2,390,459
                                     -----------------------------------------------------------------------------

REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized Gains (Losses) on Sale
   of Fund Shares                      $      4,775,067   $              -    $      9,312,023   $     (1,041,400)
  Capital Gains Distributions From
   Mutual Funds                                       -                  -          13,971,445                  -
                                     -----------------------------------------------------------------------------
Realized Gains (Losses) On
  Investments                                 4,775,067                  -          23,283,468         (1,041,400)
                                     -----------------------------------------------------------------------------

Change in Unrealized Appreciation
  (Depreciation) During The Period           (3,244,491)                 -         (20,392,972)        (3,507,626)
                                     -----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                      $      5,302,157   $     (1,313,665)   $      2,201,368   $     (2,158,567)
                                     =============================================================================

                                     VALIC COMPANY II   VALIC COMPANY II   VANGUARD LIFESTRATEGY
                                     MODERATE GROWTH   CONSERVATIVE GROWTH        GROWTH
                                      LIFESTYLE FUND     LIFESTYLE FUND            FUND
                                     -----------------------------------------------------------
STATEMENTS OF ASSETS AND
LIABILITIES                            DIVISION 49         DIVISION 50          DIVISION 52
                                     -----------------------------------------------------------
AS OF DECEMBER 31, 2011
-------------------------------------

ASSETS AND LIABILITIES:
  Investments in Shares Of Mutual
   Funds, at Fair Value              $    313,325,138    $   135,788,360      $   146,952,348
  Balance Due From (To) VALIC
   General Account, Net                       693,750            (23,422)              28,415
  Receivable (Payable) For Mutual
   Fund Sales (Purchases), Net               (394,197)           153,752               16,799
                                     -----------------------------------------------------------
Net Assets & Liabilities             $    313,624,691    $   135,918,690      $   146,997,562
                                     ===========================================================

CONTRACT OWNER RESERVES AND
  CAPITAL SURPLUS:
  Reserves For Redeemable Annuity
   Contracts (Net of Applicable
   Contract Loans - Partial
   Withdrawals with Right of
   Reinvestment)                     $    313,619,284    $   135,850,002      $   146,979,298
  Reserves For Annuity Contracts
   On Benefit                                   5,407             68,688               18,264
                                     -----------------------------------------------------------
Total Contract Owner Reserves             313,624,691        135,918,690          146,997,562
  Capital Surplus                                   -                  -                    -
                                     -----------------------------------------------------------
Total Contract Owner Reserves and
  Capital Surplus                    $    313,624,691    $   135,918,690      $   146,997,562
                                     ===========================================================

NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units Outstanding     $    313,619,284    $   135,850,002      $   146,979,298
  Contracts in Payout
   (Annuitization) Period                       5,407             68,688               18,264
  Funds Retained in Separate
   Account A by VALIC                               -                  -                    -
                                     -----------------------------------------------------------
TOTAL NET ASSETS                     $    313,624,691    $   135,918,690      $   146,997,562
                                     ===========================================================

TOTAL UNITS OUTSTANDING               149,321,665.956     63,788,302.396       97,373,549.293
                                     ===========================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,
  2011
-------------------------------------

INVESTMENT INCOME:
  Dividends From Mutual Funds        $      6,181,055    $     3,206,156      $     3,053,632
EXPENSES:
  Mortality And Expense Risk Charge         2,655,344          1,104,714            1,792,688
  Reimbursements Of Expenses                 (684,210)          (288,913)                   -
                                     -----------------------------------------------------------
Net Investment Income (Loss)         $      4,209,921    $     2,390,355      $     1,260,944
                                     -----------------------------------------------------------

REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized Gains (Losses) on Sale
   of Fund Shares                    $      2,182,704    $     2,008,926      $     1,393,425
  Capital Gains Distributions From
   Mutual Funds                                     -            925,564              116,808
                                     -----------------------------------------------------------
Realized Gains (Losses) On
  Investments                               2,182,704          2,934,490            1,510,233
                                     -----------------------------------------------------------

Change in Unrealized Appreciation
  (Depreciation) During The Period         (5,815,549)        (2,479,704)          (7,916,866)
                                     -----------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                    $        577,076    $     2,845,141      $    (5,145,689)
                                     ===========================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                              VANGUARD LIFESTRATEGY VANGUARD LIFESTRATEGY VALIC COMPANY II  VALIC COMPANY II
                                                 MODERATE GROWTH     CONSERVATIVE GROWTH     CORE BOND       STRATEGIC BOND
                                                      FUND                  FUND                FUND              FUND
                                              --------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES               DIVISION 53           DIVISION 54        DIVISION 58       DIVISION 59
                                              --------------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
----------------------------------------------

ASSETS AND LIABILITIES:
 Investments in Shares Of Mutual Funds, at
   Fair Value                                   $    165,232,706       $    63,716,013    $    377,941,395  $    474,297,497
 Balance Due From (To) VALIC General
   Account, Net                                          158,306                 8,332             177,460           113,275
 Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                     (134,970)              395,875             455,643           (51,270)
                                              -------------------------------------------------------------------------------
Net Assets & Liabilities                        $    165,256,042       $    64,120,220    $    378,574,498  $    474,359,502
                                              ===============================================================================

CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
 Reserves For Redeemable Annuity
   Contracts (Net of Applicable Contract
   Loans - Partial Withdrawals with Right of
   Reinvestment)                                $    165,246,697       $    64,114,760    $    378,557,011  $    474,168,943
 Reserves For Annuity Contracts On Benefit                 9,345                 5,460              17,487           190,559
                                              -------------------------------------------------------------------------------
Total Contract Owner Reserves                        165,256,042            64,120,220         378,574,498       474,359,502
 Capital Surplus                                               -                     -                   -                 -
                                              -------------------------------------------------------------------------------
Total Contract Owner Reserves and Capital
  Surplus                                       $    165,256,042       $    64,120,220    $    378,574,498  $    474,359,502
                                              ===============================================================================

NET ASSETS ATTRIBUTABLE TO:
 Accumulation Units Outstanding                 $    165,246,697       $    64,114,760    $    378,557,011  $    474,168,943
 Contracts in Payout (Annuitization) Period                9,345                 5,460              17,487           190,559
 Funds Retained in Separate Account A by
   VALIC                                                       -                     -                   -                 -
                                              -------------------------------------------------------------------------------
TOTAL NET ASSETS                                $    165,256,042       $    64,120,220    $    378,574,498  $    474,359,502
                                              ===============================================================================

TOTAL UNITS OUTSTANDING                          103,448,479.018        39,730,540.696     209,903,834.053   202,474,652.204
                                              ===============================================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
----------------------------------------------

INVESTMENT INCOME:
 Dividends From Mutual Funds                    $      3,674,401       $     1,497,341    $      9,938,265  $     24,898,479
EXPENSES:
 Mortality And Expense Risk Charge                     1,979,441               772,866           2,878,880         4,196,847
 Reimbursements Of Expenses                                    -                     -            (758,985)       (1,093,827)
                                              -------------------------------------------------------------------------------
Net Investment Income (Loss)                    $      1,694,960       $       724,475    $      7,818,370  $     21,795,459
                                              -------------------------------------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
 Realized Gains (Losses) on Sale of Fund
   Shares                                       $      1,186,541       $     1,293,916    $      1,876,657  $      3,465,955
 Capital Gains Distributions From Mutual
   Funds                                                 254,620               164,360           1,610,684                 -
                                              -------------------------------------------------------------------------------
Realized Gains (Losses) On Investments                 1,441,161             1,458,276           3,487,341         3,465,955
                                              -------------------------------------------------------------------------------

Change in Unrealized Appreciation
  (Depreciation) During The Period                    (4,758,482)           (1,869,088)          4,501,291       (10,395,014)
                                              -------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                    $     (1,622,361)      $       313,663    $     15,807,002  $     14,866,400
                                              ===============================================================================

                                              VALIC COMPANY II                         ARIEL
                                              HIGH YIELD BOND         ARIEL         APPRECIATION
                                                    FUND              FUND              FUND
                                              -----------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES            DIVISION 60        DIVISION 68      DIVISION 69
                                              -----------------------------------------------------
AS OF DECEMBER 31, 2011
----------------------------------------------

ASSETS AND LIABILITIES:
 Investments in Shares Of Mutual Funds, at
   Fair Value                                 $    216,699,460  $    328,050,259  $    255,556,871
 Balance Due From (To) VALIC General
   Account, Net                                         16,933           (15,089)          (63,860)
 Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                    128,084           266,488           266,838
                                              -----------------------------------------------------
Net Assets & Liabilities                      $    216,844,477  $    328,301,658  $    255,759,849
                                              =====================================================

CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
 Reserves For Redeemable Annuity
   Contracts (Net of Applicable Contract
   Loans - Partial Withdrawals with Right of
   Reinvestment)                              $    216,832,472  $    328,122,594  $    255,395,591
 Reserves For Annuity Contracts On Benefit              12,005           179,064           364,258
                                              -----------------------------------------------------
Total Contract Owner Reserves                      216,844,477       328,301,658       255,759,849
 Capital Surplus                                             -                 -                 -
                                              -----------------------------------------------------
Total Contract Owner Reserves and Capital
  Surplus                                     $    216,844,477  $    328,301,658  $    255,759,849
                                              =====================================================

NET ASSETS ATTRIBUTABLE TO:
 Accumulation Units Outstanding               $    216,832,472  $    328,122,594  $    255,395,591
 Contracts in Payout (Annuitization) Period             12,005           179,064           364,258
 Funds Retained in Separate Account A by
   VALIC                                                     -                 -                 -
                                              -----------------------------------------------------
TOTAL NET ASSETS                              $    216,844,477  $    328,301,658  $    255,759,849
                                              =====================================================

TOTAL UNITS OUTSTANDING                        105,061,418.015   192,639,596.984   146,225,578.810
                                              =====================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
----------------------------------------------

INVESTMENT INCOME:
 Dividends From Mutual Funds                  $     15,659,611  $        701,563  $      1,035,238
EXPENSES:
 Mortality And Expense Risk Charge                   2,093,746         4,429,095         3,347,621
 Reimbursements Of Expenses                           (542,359)         (938,261)         (701,462)
                                              -----------------------------------------------------
Net Investment Income (Loss)                  $     14,108,224  $     (2,789,271) $     (1,610,921)
                                              -----------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
 Realized Gains (Losses) on Sale of Fund
   Shares                                     $      8,366,945  $      5,518,424  $     (4,278,479)
 Capital Gains Distributions From Mutual
   Funds                                                     -                 -         2,596,079
                                              -----------------------------------------------------
Realized Gains (Losses) On Investments               8,366,945         5,518,424        (1,682,400)
                                              -----------------------------------------------------

Change in Unrealized Appreciation
  (Depreciation) During The Period                 (15,114,570)      (50,727,746)      (20,571,034)
                                              -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                  $      7,360,599  $    (47,998,593) $    (23,864,355)
                                              =====================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                                LOU HOLLAND    VALIC COMPANY I    VALIC COMPANY I  VALIC COMPANY I
                                                  GROWTH       BLUE CHIP GROWTH   HEALTH SCIENCES       VALUE
                                                   FUND              FUND              FUND             FUND
                                              ----------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES            DIVISION 70      DIVISION 72        DIVISION 73      DIVISION 74
                                              ----------------------------------------------------------------------
AS OF DECEMBER 31, 2011
----------------------------------------------

ASSETS AND LIABILITIES:
 Investments in Shares Of Mutual Funds, at
   Fair Value                                 $    55,027,806  $    352,050,576  $    213,339,972  $   114,927,945
 Balance Due From (To) VALIC General
   Account, Net                                       196,112          (135,098)          271,398          (82,691)
 Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                   (60,063)          320,092          (200,703)         137,962
                                              ---------------  ----------------  ----------------  ---------------
Net Assets & Liabilities                      $    55,163,855  $    352,235,570  $    213,410,667  $   114,983,216
                                              ===============  ================  ================  ===============

CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
 Reserves For Redeemable Annuity
   Contracts (Net of Applicable Contract
   Loans - Partial Withdrawals with Right of
   Reinvestment)                              $    55,153,649  $    352,202,196  $    213,334,344  $   114,982,986
 Reserves For Annuity Contracts On Benefit             10,206            33,374            76,323              230
                                              ---------------  ----------------  ----------------  ---------------
Total Contract Owner Reserves                      55,163,855       352,235,570       213,410,667      114,983,216
 Capital Surplus                                            -                 -                 -                -
                                              ---------------  ----------------  ----------------  ---------------
Total Contract Owner Reserves and Capital
  Surplus                                     $    55,163,855  $    352,235,570  $    213,410,667  $   114,983,216
                                              ===============  ================  ================  ===============

NET ASSETS ATTRIBUTABLE TO:
 Accumulation Units Outstanding               $    55,153,649  $    352,202,196  $    213,334,344  $   114,982,986
 Contracts in Payout (Annuitization) Period            10,206            33,374            76,323              230
 Funds Retained in Separate Account A by
   VALIC                                                    -                 -                 -                -
                                              ---------------  ----------------  ----------------  ---------------
TOTAL NET ASSETS                              $    55,163,855  $    352,235,570  $    213,410,667  $   114,983,216
                                              ===============  ================  ================  ===============

TOTAL UNITS OUTSTANDING                        50,904,385.351   363,493,353.399   132,173,958.298   94,146,563.475
                                              ===============  ================  ================  ===============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
----------------------------------------------

INVESTMENT INCOME:
 Dividends From Mutual Funds                  $             -  $         66,826  $        760,094  $     1,597,530
EXPENSES:
 Mortality And Expense Risk Charge                    595,122         3,583,631         1,957,668        1,146,625
 Reimbursements Of Expenses                          (130,798)                -                 -                -
                                              ---------------  ----------------  ----------------  ---------------
Net Investment Income (Loss)                  $      (464,324) $     (3,516,805) $     (1,197,574) $       450,905
                                              ---------------  ----------------  ----------------  ---------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
 Realized Gains (Losses) on Sale of Fund
   Shares                                     $     2,736,859  $     17,924,777  $      3,616,261  $     5,091,159
 Capital Gains Distributions From Mutual
   Funds                                            1,027,446                 -        13,450,159                -
                                              ---------------  ----------------  ----------------  ---------------
Realized Gains (Losses) On Investments              3,764,305        17,924,777        17,066,420        5,091,159
                                              ---------------  ----------------  ----------------  ---------------

Change in Unrealized Appreciation
  (Depreciation) During The Period                 (2,033,428)      (12,253,207)        1,079,581       (9,666,702)
                                              ---------------  ----------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                  $     1,266,553  $      2,154,765  $     16,948,427  $    (4,124,638)
                                              ===============  ================  ================  ===============

                                              VALIC COMPANY I   VALIC COMPANY I    VALIC COMPANY I
                                              BROAD CAP VALUE   LARGE CAP CORE   INFLATION PROTECTED
                                                INCOME FUND          FUND               FUND
                                              ------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES            DIVISION 75       DIVISION 76        DIVISION 77
                                              ------------------------------------------------------
AS OF DECEMBER 31, 2011
----------------------------------------------

ASSETS AND LIABILITIES:
 Investments in Shares Of Mutual Funds, at
   Fair Value                                 $    26,602,217  $    124,289,308   $    330,198,682
 Balance Due From (To) VALIC General
   Account, Net                                        72,040          (218,832)           983,633
 Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                   (74,697)          306,529           (518,031)
                                              ---------------  ----------------   ----------------
Net Assets & Liabilities                      $    26,599,560  $    124,377,005   $    330,664,284
                                              ===============  ================   ================

CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
 Reserves For Redeemable Annuity
   Contracts (Net of Applicable Contract
   Loans - Partial Withdrawals with Right of
   Reinvestment)                              $    26,599,560  $    124,360,425   $    330,644,818
 Reserves For Annuity Contracts On Benefit                  -            16,580             19,466
                                              ---------------  ----------------   ----------------
Total Contract Owner Reserves                      26,599,560       124,377,005        330,664,284
 Capital Surplus                                            -                 -                  -
                                              ---------------  ----------------   ----------------
Total Contract Owner Reserves and Capital
  Surplus                                     $    26,599,560  $    124,377,005   $    330,664,284
                                              ===============  ================   ================

NET ASSETS ATTRIBUTABLE TO:
 Accumulation Units Outstanding               $    26,599,560  $    124,360,425   $    330,644,818
 Contracts in Payout (Annuitization) Period                 -            16,580             19,466
 Funds Retained in Separate Account A by
   VALIC                                                    -                 -                  -
                                              ---------------  ----------------   ----------------
TOTAL NET ASSETS                              $    26,599,560  $    124,377,005   $    330,664,284
                                              ===============  ================   ================

TOTAL UNITS OUTSTANDING                        24,926,799.663   101,910,956.362    255,365,184.792
                                              ===============  ================   ================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
----------------------------------------------

INVESTMENT INCOME:
 Dividends From Mutual Funds                  $       461,750  $      1,183,296   $      4,956,359
EXPENSES:
 Mortality And Expense Risk Charge                    233,109         1,198,190          2,783,506
 Reimbursements Of Expenses                                 -                 -                  -
                                              ---------------  ----------------   ----------------
Net Investment Income (Loss)                  $       228,641  $        (14,894)  $      2,172,853
                                              ---------------  ----------------   ----------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
 Realized Gains (Losses) on Sale of Fund
   Shares                                     $       144,921  $      7,235,583   $      3,765,202
 Capital Gains Distributions From Mutual
   Funds                                                    -         4,338,878                  -
                                              ---------------  ----------------   ----------------
Realized Gains (Losses) On Investments                144,921        11,574,461          3,765,202
                                              ---------------  ----------------   ----------------

Change in Unrealized Appreciation
  (Depreciation) During The Period                   (421,689)      (14,085,074)        19,027,226
                                              ---------------  ----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                  $       (48,127) $     (2,525,507)  $     24,965,281
                                              ===============  ================   ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                               VALIC COMPANY I    VALIC COMPANY I      SUNAMERICA 2015    SUANAMERICA 2020
                                                   GROWTH       LARGE CAPITAL GROWTH HIGH WATERMARK FUND HIGH WATERMARK FUND
                                                    FUND                FUND                FUND                FUND
                                              -------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES             DIVISION 78        DIVISION 79          DIVISION 81         DIVISION 82
                                              -------------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
----------------------------------------------

ASSETS AND LIABILITIES:
 Investments in Shares Of Mutual Funds, at
   Fair Value                                 $    703,118,938    $    337,476,314     $    20,459,051     $    18,712,226
 Balance Due From (To) VALIC General
   Account, Net                                       (263,883)           (115,356)             (2,856)             46,630
 Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                    399,893             245,216               7,743              (7,936)
                                              ------------------------------------------------------------------------------
Net Assets & Liabilities                      $    703,254,948    $    337,606,174     $    20,463,938     $    18,750,920
                                              ==============================================================================

CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
 Reserves For Redeemable Annuity
   Contracts (Net of Applicable Contract
   Loans - Partial Withdrawals with Right of
   Reinvestment)                              $    703,034,730    $    337,504,818     $    20,463,938     $    18,750,920
 Reserves For Annuity Contracts On Benefit             220,218             101,356                   -                   -
                                              ------------------------------------------------------------------------------
Total Contract Owner Reserves                      703,254,948         337,606,174          20,463,938          18,750,920
 Capital Surplus                                             -                   -                   -                   -
                                              ------------------------------------------------------------------------------
Total Contract Owner Reserves and Capital
  Surplus                                     $    703,254,948    $    337,606,174     $    20,463,938     $    18,750,920
                                              ==============================================================================

NET ASSETS ATTRIBUTABLE TO:
 Accumulation Units Outstanding               $    703,034,730    $    337,504,818     $    20,463,938     $    18,750,920
 Contracts in Payout (Annuitization) Period            220,218             101,356                   -                   -
 Funds Retained in Separate Account A by
   VALIC                                                     -                   -                   -                   -
                                              ------------------------------------------------------------------------------
TOTAL NET ASSETS                              $    703,254,948    $    337,606,174     $    20,463,938     $    18,750,920
                                              ==============================================================================

TOTAL UNITS OUTSTANDING                        674,070,007.059     316,720,261.911      17,056,044.739      16,423,214.920
                                              ==============================================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
----------------------------------------------

INVESTMENT INCOME:
 Dividends From Mutual Funds                  $      5,229,057    $      1,035,309     $       491,019     $       432,958
EXPENSES:
 Mortality And Expense Risk Charge                   7,039,441           3,560,167             270,087             192,710
 Reimbursements Of Expenses                                  -                   -                   -                   -
                                              ------------------------------------------------------------------------------
Net Investment Income (Loss)                  $     (1,810,384)   $     (2,524,858)    $       220,932     $       240,248
                                              ------------------------------------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
 Realized Gains (Losses) on Sale of Fund
   Shares                                     $     13,756,286    $      2,931,209     $       307,821     $       312,144
 Capital Gains Distributions From Mutual
   Funds                                                     -                   -                   -                   -
                                              ------------------------------------------------------------------------------
Realized Gains (Losses) On Investments              13,756,286           2,931,209             307,821             312,144
                                              ------------------------------------------------------------------------------

Change in Unrealized Appreciation
  (Depreciation) During The Period                 (23,299,685)        (26,079,929)            460,945           1,770,978
                                              ------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                  $    (11,353,783)   $    (25,673,578)    $       989,698     $     2,323,370
                                              ==============================================================================

                                                  VALIC COMPANY I       VALIC COMPANY I  VALIC COMPANY I
                                              MID CAP STRATEGIC GROWTH SMALL CAP SPECIAL    SMALL MID
                                                        FUND              VALUES FUND      GROWTH FUND
                                              -----------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                DIVISION 83           DIVISION 84      DIVISION 85
                                              -----------------------------------------------------------
AS OF DECEMBER 31, 2011
----------------------------------------------

ASSETS AND LIABILITIES:
 Investments in Shares Of Mutual Funds, at
   Fair Value                                     $    245,769,788     $    182,217,664  $    98,661,300
 Balance Due From (To) VALIC General
   Account, Net                                            (55,221)            (116,183)         (43,427)
 Receivable (Payable) For Mutual Fund Sales
   (Purchases), Net                                         94,230              301,948          111,854
                                              -----------------------------------------------------------
Net Assets & Liabilities                          $    245,808,797     $    182,403,429  $    98,729,727
                                              ===========================================================

CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
 Reserves For Redeemable Annuity
   Contracts (Net of Applicable Contract
   Loans - Partial Withdrawals with Right of
   Reinvestment)                                  $    245,770,028     $    182,251,319  $    98,720,520
 Reserves For Annuity Contracts On Benefit                  38,769              152,110            9,207
                                              -----------------------------------------------------------
Total Contract Owner Reserves                          245,808,797          182,403,429       98,729,727
 Capital Surplus                                                 -                    -                -
                                              -----------------------------------------------------------
Total Contract Owner Reserves and Capital
  Surplus                                         $    245,808,797     $    182,403,429  $    98,729,727
                                              ===========================================================

NET ASSETS ATTRIBUTABLE TO:
 Accumulation Units Outstanding                   $    245,770,028     $    182,251,319  $    98,720,520
 Contracts in Payout (Annuitization) Period                 38,769              152,110            9,207
 Funds Retained in Separate Account A by
   VALIC                                                         -                    -                -
                                              -----------------------------------------------------------
TOTAL NET ASSETS                                  $    245,808,797     $    182,403,429  $    98,729,727
                                              ===========================================================

TOTAL UNITS OUTSTANDING                            187,089,580.246      186,943,588.802   98,545,023.183
                                              ===========================================================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
----------------------------------------------

INVESTMENT INCOME:
 Dividends From Mutual Funds                      $      1,330,898     $      1,488,169  $             -
EXPENSES:
 Mortality And Expense Risk Charge                       2,703,354            1,837,935        1,033,415
 Reimbursements Of Expenses                                      -                    -                -
                                              -----------------------------------------------------------
Net Investment Income (Loss)                      $     (1,372,456)    $       (349,766) $    (1,033,415)
                                              -----------------------------------------------------------

REALIZED GAINS (LOSSES) ON INVESTMENTS:
 Realized Gains (Losses) on Sale of Fund
   Shares                                         $      4,975,950     $       (957,000) $       886,932
 Capital Gains Distributions From Mutual
   Funds                                                         -                    -                -
                                              -----------------------------------------------------------
Realized Gains (Losses) On Investments                   4,975,950             (957,000)         886,932
                                              -----------------------------------------------------------

Change in Unrealized Appreciation
  (Depreciation) During The Period                     (23,715,515)         (10,597,242)      (5,464,966)
                                              -----------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                      $    (20,112,021)    $    (11,904,008) $    (5,611,449)
                                              ===========================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                            VALIC COMPANY I     VALIC COMPANY I    VALIC COMPANY I   VALIC COMPANY I   VALIC COMPANY I
                          SMALL CAP AGGRESSIVE EMERGING ECONOMIES  GLOBAL STRATEGY    FOREIGN VALUE   GLOBAL REAL ESTATE
                              GROWTH FUND             FUND              FUND              FUND               FUND
                          -----------------------------------------------------------------------------------------------
  STATEMENTS OF ASSETS
    AND LIABILITIES           DIVISION 86         DIVISION 87        DIVISION 88       DIVISION 89       DIVISION 101
                          -----------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
--------------------------

ASSETS AND LIABILITIES:
 Investments in Shares
   Of Mutual Funds, at
   Fair Value               $    70,486,613     $    219,427,308  $    459,255,785  $    830,674,957   $    244,180,001
 Balance Due From
   (To) VALIC
   General Account,
   Net                              (85,920)              21,065           (61,875)           88,841             86,759
 Receivable (Payable)
   For Mutual Fund
   Sales (Purchases),
   Net                              122,821              114,593           522,556           447,034             30,217
                          ----------------------------------------------------------------------------------------------
Net Assets & Liabilities    $    70,523,514     $    219,562,966  $    459,716,466  $    831,210,832   $    244,296,977
                          ==============================================================================================

CONTRACT OWNER
  RESERVES AND CAPITAL
  SURPLUS:
 Reserves For
   Redeemable
   Annuity Contracts
   (Net of Applicable
   Contract Loans -
   Partial Withdrawals
   with Right of
   Reinvestment).........   $    70,520,980     $    219,421,957  $    459,435,283  $    831,104,585   $    244,292,242
 Reserves For Annuity
   Contracts On
   Benefit...............             2,534              141,009           281,183           106,247              4,735
                          ----------------------------------------------------------------------------------------------
Total Contract Owner
  Reserves                       70,523,514          219,562,966       459,716,466       831,210,832        244,296,977
 Capital Surplus.........                 -                    -                 -                 -                  -
                          ----------------------------------------------------------------------------------------------
Total Contract Owner
  Reserves and Capital
  Surplus                   $    70,523,514     $    219,562,966  $    459,716,466  $    831,210,832   $    244,296,977
                          ==============================================================================================

NET ASSETS ATTRIBUTABLE
  TO:
 Accumulation Units
   Outstanding...........   $    70,520,980     $    219,421,957  $    459,435,283  $    831,104,585   $    244,292,242
 Contracts in Payout
   (Annuitization)
   Period................             2,534              141,009           281,183           106,247              4,735
 Funds Retained in
   Separate Account A
   by VALIC..............                 -                    -                 -                 -                  -
                          ----------------------------------------------------------------------------------------------
TOTAL NET ASSETS            $    70,523,514     $    219,562,966  $    459,716,466  $    831,210,832   $    244,296,977
                          ==============================================================================================
TOTAL UNITS
  OUTSTANDING                60,833,550.629      263,670,930.157   335,756,028.400   839,593,762.814    272,862,143.320
                          ==============================================================================================

STATEMENTS OF
  OPERATIONS
FOR THE YEAR ENDED
  DECEMBER 31, 2011
--------------------------

INVESTMENT INCOME:
 Dividends From
   Mutual Funds             $             -     $      2,337,075  $     22,139,086  $     24,488,598   $      5,696,405
EXPENSES:
 Mortality And
   Expense Risk
   Charge                           769,573            2,207,912         4,775,959         9,008,779          2,515,685
 Reimbursements Of
   Expenses                               -                    -                 -                 -                  -
                          ----------------------------------------------------------------------------------------------
Net Investment Income
  (Loss)                    $      (769,573)    $        129,163  $     17,363,127  $     15,479,819   $      3,180,720
                          ----------------------------------------------------------------------------------------------

REALIZED GAINS (LOSSES)
  ON INVESTMENTS:
 Realized Gains
   (Losses) on Sale of
   Fund Shares              $     8,669,091     $     (7,844,070) $      4,561,859  $      1,241,425   $     10,463,306
 Capital Gains
   Distributions From
   Mutual Funds                   5,223,262                    -                 -                 -         18,694,499
                          ----------------------------------------------------------------------------------------------
Realized Gains (Losses)
  On Investments                 13,892,353           (7,844,070)        4,561,859         1,241,425         29,157,805
                          ----------------------------------------------------------------------------------------------

Change in Unrealized
  Appreciation
  (Depreciation) During
  The Period                    (21,999,685)         (27,164,827)      (36,193,357)     (148,313,318)       (54,958,669)
                          ----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS                $    (8,876,905)    $    (34,879,734) $    (14,268,371) $   (131,592,074)  $    (22,620,144)
                          ==============================================================================================

                          INVESCO BALANCE-RISK
                           COMMODITY STRATEGY
                                  FUND
                          --------------------
  STATEMENTS OF ASSETS
    AND LIABILITIES         DIVISION 102 (1)
                          --------------------
AS OF DECEMBER 31, 2011
--------------------------

ASSETS AND LIABILITIES:
 Investments in Shares
   Of Mutual Funds, at
   Fair Value                $    4,775,201
 Balance Due From
   (To) VALIC
   General Account,
   Net                               28,278
 Receivable (Payable)
   For Mutual Fund
   Sales (Purchases),
   Net                              (31,223)
                          --------------------
Net Assets & Liabilities     $    4,772,256
                          ====================

CONTRACT OWNER
  RESERVES AND CAPITAL
  SURPLUS:
 Reserves For
   Redeemable
   Annuity Contracts
   (Net of Applicable
   Contract Loans -
   Partial Withdrawals
   with Right of
   Reinvestment).........    $    4,772,256
 Reserves For Annuity
   Contracts On
   Benefit...............                 -
                          --------------------
Total Contract Owner
  Reserves                        4,772,256
 Capital Surplus.........                 -
                          --------------------
Total Contract Owner
  Reserves and Capital
  Surplus                    $    4,772,256
                          ====================

NET ASSETS ATTRIBUTABLE
  TO:
 Accumulation Units
   Outstanding...........    $    4,772,256
 Contracts in Payout
   (Annuitization)
   Period................                 -
 Funds Retained in
   Separate Account A
   by VALIC..............                 -
                          --------------------
TOTAL NET ASSETS             $    4,772,256
                          ====================
TOTAL UNITS
  OUTSTANDING                 4,938,348.166
                          ====================

STATEMENTS OF
  OPERATIONS
FOR THE YEAR ENDED
  DECEMBER 31, 2011
--------------------------

INVESTMENT INCOME:
 Dividends From
   Mutual Funds              $            -
EXPENSES:
 Mortality And
   Expense Risk
   Charge                             4,915
 Reimbursements Of
   Expenses                               -
                          --------------------
Net Investment Income
  (Loss)                     $       (4,915)
                          --------------------

REALIZED GAINS (LOSSES)
  ON INVESTMENTS:
 Realized Gains
   (Losses) on Sale of
   Fund Shares               $         (507)
 Capital Gains
   Distributions From
   Mutual Funds                           -
                          --------------------
Realized Gains (Losses)
  On Investments                       (507)
                          --------------------

Change in Unrealized
  Appreciation
  (Depreciation) During
  The Period                       (187,192)
                          --------------------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS                 $     (192,614)
                          ====================

(1)Fund commenced operations on November 1, 2011.

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      SCHEDULES OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2011

                                                                 NET ASSET VALUE    NET ASSET
UNDERLYING FUND                         DIVISION     SHARES         PER SHARE         VALUE           COST       LEVEL(1)
-------------------------------------------------------------------------------------------------------------------------
VALIC Company I Capital Conservation
  Fund                                     1         273,317.697     $  9.76     $     2,667,581 $     2,573,964    1
VALIC Company I Capital Conservation
  Fund                                     7      15,990,775.287        9.76         156,069,967     154,928,652    1
VALIC Company I Money Market I
  Fund                                     2         702,145.349        1.00             702,145         702,145    1
VALIC Company I Money Market I
  Fund                                     6     394,921,201.119        1.00         394,921,198     394,921,201    1
VALIC Company I Mid Cap Index Fund         4     122,264,643.487       18.67       2,282,680,894   2,357,252,377    1
VALIC Company I Asset Allocation
  Fund                                     5      13,158,081.900       10.32         135,791,405     148,394,035    1
VALIC Company I Government
  Securities Fund                          8      10,544,258.815       11.06         116,619,503     111,623,009    1
VALIC Company I Stock Index Fund          10A      4,596,599.647       23.34         107,284,636     120,629,752    1
VALIC Company I Stock Index Fund          10B        413,816.735       23.34           9,658,483      10,736,380    1
VALIC Company I Stock Index Fund          10C    126,158,567.761       23.34       2,944,540,971   3,361,001,931    1
VALIC Company I Stock Index Fund          10D        542,014.631       23.34          12,650,621      14,342,309    1
VALIC Company I International Equities
  Fund                                    11     157,280,583.230        5.41         850,887,955   1,174,533,127    1
VALIC Company I Global Social
  Awareness Fund                          12      18,860,600.604       13.56         255,749,744     360,249,275    1
VALIC Company I International
  Government Bond Fund                    13      16,314,520.059       12.37         201,810,613     209,429,974    1
VALIC Company I Small Cap Index
  Fund                                    14      59,606,124.628       13.60         810,643,295     866,149,628    1
VALIC Company I Core Equity Fund          15      17,863,702.846       11.96         213,649,886     265,149,782    1
VALIC Company I Growth & Income
  Fund                                    16       6,648,651.272       11.45          76,127,057      97,443,333    1
VALIC Company I Science &
  Technology Fund                         17      45,574,092.949       15.07         686,801,581     741,208,396    1
VALIC Company I Small Cap Fund            18      30,376,054.896        9.96         302,545,507     322,650,651    1
VALIC Company I International Growth
  Fund                                    20      48,906,582.365        9.85         481,729,836     516,652,893    1
VALIC Company I Dividend Value Fund       21      26,024,420.397        9.11         237,082,470     230,805,010    1
Vanguard Long-Term Investment-Grade
  Fund                                    22      24,534,239.415       10.29         252,457,324     230,232,794    1
Vanguard Long-Term Treasury Fund          23      25,492,178.146       13.34         340,065,656     294,437,417    1
Vanguard Windsor II Fund                  24      53,398,669.509       25.78       1,376,617,700   1,497,263,721    1
Vanguard Wellington Fund                  25      47,283,934.196       31.34       1,481,878,498   1,431,278,182    1
VALIC Company II International Small
  Cap Equity                              33      48,413,547.943       10.73         519,477,369     711,770,564    1
VALIC Company II Small Cap Growth
  Fund                                    35       5,748,927.287       12.28          70,596,827      74,765,855    1
VALIC Company II Small Cap Value
  Fund                                    36      32,386,084.092       11.84         383,451,236     387,495,354    1
VALIC Company II Mid Cap Growth
  Fund                                    37      18,384,428.872        7.63         140,273,192     154,275,384    1
VALIC Company II Mid Cap Value
  Fund                                    38      37,829,781.258       15.32         579,552,249     629,671,997    1
VALIC Company II Capital Appreciation
  Fund                                    39       2,994,542.232        9.42          28,208,588      31,224,838    1
VALIC Company II Large Cap Value
  Fund                                    40      14,712,478.264       10.54         155,069,521     204,290,044    1
VALIC Company II Socially
  Responsible Fund                        41      59,175,043.088       11.08         655,659,477     717,206,893    1
VALIC Company II Money Market II
  Fund                                    44     192,051,173.863        1.00         192,051,169     192,051,170    1
VALIC Company I Nasdaq-100(R) Index
  Fund                                    46      21,227,590.658        5.42         115,053,541     110,158,126    1
VALIC Company II Aggressive Growth
  Lifestyle Fund                          48      25,791,924.851        8.33         214,846,734     221,293,484    1
VALIC Company II Moderate Growth
  Lifestyle Fund                          49      26,285,665.973       11.92         313,325,138     308,160,989    1
VALIC Company II Conservative
  Growth Lifestyle Fund                   50      12,299,670.281       11.04         135,788,360     133,020,766    1
Vanguard LifeStrategy Growth Fund         52       6,964,566.251       21.10         146,952,348     150,541,953    1
Vanguard LifeStrategy Moderate Growth
  Fund                                    53       8,623,836.430       19.16         165,232,706     164,236,526    1
Vanguard LifeStrategy Conservative
  Growth Fund                             54       3,928,237.523       16.22          63,716,013      62,826,550    1
VALIC Company II Core Bond Fund           58      35,157,339.067       10.75         377,941,395     367,623,094    1
VALIC Company II Strategic Bond Fund      59      43,916,434.930       10.80         474,297,497     479,370,255    1
VALIC Company II High Yield Bond
  Fund                                    60      31,001,353.301        6.99         216,699,460     249,401,182    1
Ariel Fund                                68       7,634,402.120       42.97         328,050,259     361,750,653    1
Ariel Appreciation Fund                   69       6,603,536.718       38.70         255,556,871     251,741,402    1
Lou Holland Growth Fund                   70       2,718,765.110       20.24          55,027,806      51,579,795    1
VALIC Company I Blue Chip Growth
  Fund                                    72      33,306,582.408       10.57         352,050,576     320,058,139    1
VALIC Company I Health Sciences
  Fund                                    73      19,572,474.532       10.90         213,339,972     198,451,882    1
VALIC Company I Value Fund                74      12,371,145.854        9.29         114,927,945     154,662,368    1

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                SCHEDULES OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2011

                                                                    NET ASSET VALUE  NET ASSET
UNDERLYING FUND                            DIVISION     SHARES         PER SHARE       VALUE        COST      LEVEL /(1)/
-------------------------------------------------------------------------------------------------------------------------
VALIC Company I Broad Cap Value Income
  Fund                                       75       2,725,637.034       9.76       26,602,217    27,460,971     1
VALIC Company I Large Cap Core Fund          76      11,714,355.166      10.61      124,289,308   124,910,134     1
VALIC Company I Inflation Protected Fund     77      29,221,122.300      11.30      330,198,682   300,073,862     1
VALIC Company I Growth Fund                  78      64,803,588.716      10.85      703,118,938   614,044,550     1
VALIC Company I Large Capital Growth Fund    79      31,218,900.467      10.81      337,476,314   334,547,555     1
SunAmerica 2015 High Watermark Fund          81       1,988,245.935      10.29       20,459,051    21,156,522     1
SunAmerica 2020 High Watermark Fund          82       1,953,259.497       9.58       18,712,226    19,259,600     1
VALIC Company I Mid Cap Strategic Growth
  Fund                                       83      21,596,642.187      11.38      245,769,788   239,961,704     1
VALIC Company I Small Cap Special Values
  Fund                                       84      20,992,818.383       8.68      182,217,664   206,737,626     1
VALIC Company I Small Mid Growth Fund        85       9,787,827.343      10.08       98,661,300    95,091,615     1
VALIC Company I Small Cap Aggressive
  Growth Fund                                86       7,229,396.211       9.75       70,486,613    80,576,786     1
VALIC Company I Emerging Economies Fund      87      31,168,651.709       7.04      219,427,308   301,020,622     1
VALIC Company I Global Strategy Fund         88      43,863,971.826      10.47      459,255,785   490,547,581     1
VALIC Company I Foreign Value Fund           89     106,496,789.320       7.80      830,674,957 1,027,944,963     1
VALIC Company I Global Real Estate Fund      101     35,646,715.439       6.85      244,180,001   261,341,555     1
Invesco Balanced-Risk Commodity Strategy
  Fund                                       102        470,000.123      10.16        4,775,201     4,962,393     1

/(1)/Represents the level within the fair value hieracrchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                                              VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                           CAPITAL CONSERVATION        CAPITAL CONSERVATION         MONEY MARKET I FUND
                                                   FUND                        FUND                        FUND
                                         ---------------------------------------------------------------------------------
                                                DIVISION 1                  DIVISION 7                  DIVISION 2
                                         ---------------------------------------------------------------------------------
                                           FOR THE      FOR THE       FOR THE        FOR THE       FOR THE      FOR THE
                                          YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         DECEMBER 31, DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                             2011         2010          2011           2010          2011         2010
                                         ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
 Net Investment Income (Loss)            $    56,914  $    54,403  $   3,450,565  $   3,122,481   $  (7,193)   $   (8,652)
 Net Realized Gains (Losses) From
   Securities Transactions                     1,187          933      2,369,243        616,948           -           112
 Net Change In Unrealized
   Appreciation (Depreciation) During
   The Period                                 85,942      109,594      2,348,437      4,678,067           -             -
                                         --------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From
  Operations                                 144,043      164,930      8,168,245      8,417,496      (7,193)       (8,540)
                                         --------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From Contract
   Owners                                     33,710       34,295     11,546,815      9,257,289      32,825        27,551
 Surrenders Of Accumulation Units By
   Terminations And Withdrawals             (164,029)    (117,436)   (16,907,902)   (14,090,862)    (68,466)      (46,319)
 Annuity Benefit Payments                       (324)        (327)        (5,088)        (5,010)          -             -
 Transfers Between Subaccounts
   (including fixed account), Net             61,815          (87)    14,609,977     18,656,319        (284)     (293,905)
 Contract Charges                             (1,240)      (1,390)       (21,259)       (63,584)       (360)         (405)
 Adjustments to Net Assets Allocated
   to Contracts in Payout Period             (18,216)      21,811         (3,190)        (3,474)          -             -
 Increase (decrease) in Amounts
   Retained in Separate Account A                  -            -              -              -           -             -
                                         --------------------------------------------------------------------------------
 Net Increase (Decrease) In Net Assets
   From Contract Transactions                (88,284)     (63,134)     9,219,353     13,750,678     (36,285)     (313,078)
                                         --------------------------------------------------------------------------------
Total Increase (Decrease) In Net Assets       55,759      101,796     17,387,598     22,168,174     (43,478)     (321,618)

NET ASSETS:
Beginning Of Period                        2,538,122    2,436,326    138,920,964    116,752,790     745,473     1,067,091
                                         --------------------------------------------------------------------------------
End Of Period                            $ 2,593,881  $ 2,538,122  $ 156,308,562  $ 138,920,964   $ 701,995    $  745,473
                                         ================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                     VALIC COMPANY I                VALIC COMPANY I               VALIC COMPANY I
                                   MONEY MARKET I FUND               MID CAP INDEX               ASSET ALLOCATION
                                          FUND                           FUND                          FUND
                              -----------------------------------------------------------------------------------------
                                       DIVISION 6                     DIVISION 4                    DIVISION 5
                              -----------------------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE         FOR THE        FOR THE       FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                   2011           2010           2011            2010           2011          2010
                              -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $  (3,688,986) $  (3,838,470) $   (1,262,374) $    3,236,473  $  2,074,103  $  1,440,736
 Net Realized Gains (Losses)
   From Securities
   Transactions                           -         44,988     144,412,883     (44,093,953)    1,584,929     1,700,608
 Net Change In Unrealized
   Appreciation
   (Depreciation) During The
   Period                               (10)             -    (208,940,919)    536,430,357    (3,690,398)   13,533,713
                              ----------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations         (3,688,996)    (3,793,482)    (65,790,410)    495,572,877       (31,366)   16,675,057
                              ----------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners              245,988,665    139,251,785     178,315,601     159,326,380     9,853,392     7,006,108
 Surrenders Of Accumulation
   Units By Terminations
   And Withdrawals              (26,930,784)   (73,229,577)   (226,030,327)   (193,668,778)  (10,241,955)  (11,783,954)
 Annuity Benefit Payments            (1,259)        (1,316)        (83,624)        (74,419)      (23,665)      (22,439)
 Transfers Between
   Subaccounts (including
   fixed account), Net         (207,862,255)  (102,844,155)    (96,045,041)      9,429,683    (2,278,461)   (2,251,156)
 Contract Charges                  (155,377)      (230,354)       (270,280)     (1,036,548)      (22,781)      (48,384)
 Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                     (2,195)          (380)        (10,203)         (4,814)       10,612         7,903
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -              -               -               -             -             -
                              ----------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From Contract
   Transactions                  11,036,795    (37,053,997)   (144,123,874)    (26,028,496)   (2,702,858)   (7,091,922)
                              ----------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                      7,347,799    (40,847,479)   (209,914,284)    469,544,381    (2,734,224)    9,583,135

NET ASSETS:
Beginning Of Period             387,635,420    428,482,899   2,496,518,298   2,026,973,917   138,558,240   128,975,105
                              ----------------------------------------------------------------------------------------
End Of Period                 $ 394,983,219  $ 387,635,420  $2,286,604,014  $2,496,518,298  $135,824,016  $138,558,240
                              ========================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I             VALIC COMPANY I            VALIC COMPANY I
                                            GOVERNMENT SECURITIES            STOCK INDEX                STOCK INDEX
                                                    FUND                        FUND                       FUND
                                         ---------------------------------------------------------------------------------
                                                 DIVISION 8                 DIVISION 10A               DIVISION 10B
                                         ---------------------------------------------------------------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                             2011          2010          2011          2010          2011         2010
                                         ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
 Net Investment Income (Loss)            $  1,374,706  $  2,295,542  $    701,981  $    682,175  $   101,784  $    96,623
 Net Realized Gains (Losses) From
   Securities Transactions                  1,391,123       (98,920)    5,948,435       302,010      554,904       19,317
 Net Change In Unrealized
   Appreciation (Depreciation)
   During The Period                        6,230,347     1,381,477    (5,709,975)   13,845,045     (513,752)   1,232,288
                                         --------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From
  Operations                                8,996,176     3,578,099       940,441    14,829,230      142,936    1,348,228
                                         --------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From Contract
   Owners                                   7,530,117     8,492,724     1,351,091     1,824,729      291,837       15,718
 Surrenders Of Accumulation Units
   By Terminations And
   Withdrawals                            (12,657,508)  (13,683,029)  (10,510,323)  (13,463,856)  (1,429,506)  (1,001,954)
 Annuity Benefit Payments                     (32,345)      (33,650)     (252,582)     (271,535)     (31,143)     (36,382)
 Transfers Between Subaccounts
   (including fixed account), Net              32,872    (8,732,235)   (4,056,391)   (1,101,268)       1,217     (105,831)
 Contract Charges                             (18,736)      (50,510)            -             -            -            -
 Adjustments to Net Assets Allocated
   to Contracts in Payout Period               (1,761)       (1,578)     (136,745)     (193,802)     (13,959)       6,267
 Increase (decrease) in Amounts
   Retained in Separate Account A                   -             -             -             -            -            -
                                         --------------------------------------------------------------------------------
 Net Increase (Decrease) In Net
   Assets From Contract
   Transactions                            (5,147,361)  (14,008,278)  (13,604,950)  (13,205,732)  (1,181,554)  (1,122,182)
                                         --------------------------------------------------------------------------------
Total Increase (Decrease) In Net Assets     3,848,815   (10,430,179)  (12,664,509)    1,623,498   (1,038,618)     226,046

NET ASSETS:
Beginning Of Period                       112,820,018   123,250,197   119,947,580   118,324,082   10,701,797   10,475,751
                                         --------------------------------------------------------------------------------
End Of Period                            $116,668,833  $112,820,018  $107,283,071  $119,947,580  $ 9,663,179  $10,701,797
                                         ================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                           VALIC COMPANY I              VALIC COMPANY I            VALIC COMPANY I
                                             STOCK INDEX                  STOCK INDEX           INTERNATIONAL EQUITIES
                                                FUND                         FUND                        FUND
                                   --------------------------------------------------------------------------------------
                                            DIVISION 10C                 DIVISION 10D                DIVISION 11
                                   --------------------------------------------------------------------------------------
                                      FOR THE         FOR THE        FOR THE      FOR THE       FOR THE       FOR THE
                                     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2011            2010           2011         2010          2011          2010
                                   --------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
 Net Investment Income (Loss)      $   21,655,197  $   20,185,435  $    77,547  $    86,172  $  18,135,848  $ 12,828,612
 Net Realized Gains (Losses)
   From Securities Transactions        96,978,617     (37,272,242)     512,697      (93,458)   (20,734,303)  (25,153,642)
 Net Change In Unrealized
   Appreciation (Depreciation)
   During The Period                  (91,651,667)    395,561,135     (506,296)   1,789,335   (135,064,336)   73,642,619
                                   -------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
  From Operations                      26,982,147     378,474,328       83,948    1,782,049   (137,662,791)   61,317,589
                                   -------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners                    194,119,674     191,469,387       20,034      204,153    110,460,799    87,830,640
 Surrenders Of Accumulation
   Units By Terminations And
   Withdrawals                       (264,226,467)   (257,370,252)  (1,668,961)  (1,254,596)   (79,690,988)  (80,190,249)
 Annuity Benefit Payments                (210,049)       (197,635)     (10,972)     (10,126)       (15,923)      (14,011)
 Transfers Between Subaccounts
   (including fixed account), Net    (127,161,388)    (47,264,044)    (360,302)    (277,837)    44,403,763    (7,546,597)
 Contract Charges                        (508,556)     (1,407,708)      (3,525)      (3,757)      (105,435)     (468,998)
 Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                          (59,036)        (92,181)       3,761        3,345          1,157        31,367
 Increase (decrease) in Amounts
   Retained in Separate Account A               -               -            -            -              -             -
                                   -------------------------------------------------------------------------------------
 Net Increase (Decrease) In Net
   Assets From Contract
   Transactions                      (198,045,822)   (114,862,433)  (2,019,965)  (1,338,818)    75,053,373      (357,848)
                                   -------------------------------------------------------------------------------------
Total Increase (Decrease) In Net
  Assets                             (171,063,675)    263,611,895   (1,936,017)     443,231    (62,609,418)   60,959,741

NET ASSETS:
Beginning Of Period                 3,118,465,159   2,854,853,264   14,586,348   14,143,117    914,538,083   853,578,342
                                   -------------------------------------------------------------------------------------
End Of Period                      $2,947,401,484  $3,118,465,159  $12,650,331  $14,586,348  $ 851,928,665  $914,538,083
                                   =====================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                     VALIC COMPANY I               VALIC COMPANY I               VALIC COMPANY I
                                 GLOBAL SOCIAL AWARENESS        INT'L GOVERNMENT BOND            SMALL CAP INDEX
                                          FUND                          FUND                          FUND
                              -----------------------------------------------------------------------------------------
                                       DIVISION 12                   DIVISION 13                   DIVISION 14
                              -----------------------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   2011           2010           2011           2010           2011           2010
                              -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $   2,904,160  $   1,801,765  $   5,370,827  $   5,894,012  $     199,119  $    (242,545)
 Net Realized Gains
   (Losses) From
   Securities Transactions        8,484,618      6,869,948      6,615,733      2,589,797     (3,615,402)   (27,231,150)
 Net Change In Unrealized
   Appreciation
   (Depreciation) During
   The Period                   (30,974,795)    21,883,776     (6,215,088)     1,974,225    (41,349,988)   214,806,444
                              ----------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations        (19,586,017)    30,555,489      5,771,472     10,458,034    (44,766,271)   187,332,749
                              ----------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners               14,432,124     16,523,449     25,899,605      9,988,872     74,436,691     73,767,106
 Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals                  (24,312,148)   (24,029,406)   (14,601,497)   (16,320,155)   (77,484,018)   (71,702,670)
 Annuity Benefit Payments            (9,777)       (10,203)        (5,038)        (5,273)       (30,710)       (27,175)
 Transfers Between
   Subaccounts (including
   fixed account), Net            3,073,170    (21,967,870)    24,131,961      2,828,417    (49,763,709)   (51,512,359)
 Contract Charges                   (61,122)      (132,473)       (25,936)       (85,607)      (146,225)      (501,876)
 Adjustments to Net Assets
   Allocated to Contracts
   in Payout Period                   7,941        (23,944)       (12,221)        (1,494)        (9,992)         3,609
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -              -              -              -              -              -
                              ----------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From
   Contract Transactions         (6,869,812)   (29,640,447)    35,386,874     (3,595,240)   (52,997,963)   (49,973,365)
                              ----------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                    (26,455,829)       915,042     41,158,346      6,862,794    (97,764,234)   137,359,384

NET ASSETS:
Beginning Of Period             282,439,266    281,524,224    160,668,276    153,805,482    908,953,414    771,594,030
                              ----------------------------------------------------------------------------------------
End Of Period                 $ 255,983,437  $ 282,439,266  $ 201,826,622  $ 160,668,276  $ 811,189,180  $ 908,953,414
                              ========================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                           VALIC COMPANY I            VALIC COMPANY I            VALIC COMPANY I
                                             CORE EQUITY              GROWTH & INCOME          SCIENCE & TECHNOLOGY
                                                FUND                       FUND                        FUND
                                     ----------------------------------------------------------------------------------
                                             DIVISION 15                DIVISION 16                DIVISION 17
                                     ----------------------------------------------------------------------------------
                                       FOR THE       FOR THE       FOR THE      FOR THE       FOR THE       FOR THE
                                      YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                     DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                         2011          2010          2011         2010          2011          2010
                                     ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
 Net Investment Income (Loss)        $    285,434  $    661,074  $  (154,313) $   223,792  $  (7,465,138) $ (6,865,234)
 Net Realized Gains (Losses) From
   Securities Transactions              7,053,558    (2,853,955)   2,603,314      531,369     31,410,579    25,625,044
 Net Change In Unrealized
   Appreciation (Depreciation)
   During The Period                  (10,425,713)   27,181,255   (6,729,698)   7,744,946    (74,446,046)  123,511,240
                                     ---------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
  From Operations                      (3,086,721)   24,988,374   (4,280,697)   8,500,107    (50,500,605)  142,271,050
                                     ---------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From Contract
   Owners                               8,269,650     9,052,454    5,431,804    4,408,828     30,372,796    34,689,438
 Surrenders Of Accumulation Units
   By Terminations And
   Withdrawals                        (17,876,976)  (19,727,084)  (7,134,653)  (7,313,952)   (64,679,390)  (59,244,933)
 Annuity Benefit Payments                 (13,092)      (13,238)      (4,408)      (4,253)       (31,012)      (29,149)
 Transfers Between Subaccounts
   (including fixed account), Net      (8,938,198)  (11,143,701)  (2,022,943)  (1,895,721)   (40,626,306)  (39,567,263)
 Contract Charges                         (71,152)     (111,887)     (19,344)     (48,067)      (227,721)     (344,601)
 Adjustments to Net Assets
   Allocated to Contracts in Payout
   Period                                    (838)       (1,528)       1,119         (925)        10,052       (40,747)
 Increase (decrease) in Amounts
   Retained in Separate Account A               -             -            -            -              -             -
                                     ---------------------------------------------------------------------------------
 Net Increase (Decrease) In Net
   Assets From Contract
   Transactions                       (18,630,606)  (21,944,984)  (3,748,425)  (4,854,090)   (75,181,581)  (64,537,255)
                                     ---------------------------------------------------------------------------------
Total Increase (Decrease) In Net
  Assets                              (21,717,327)    3,043,390   (8,029,122)   3,646,017   (125,682,186)   77,733,795

NET ASSETS:
Beginning Of Period                   235,432,673   232,389,283   84,164,477   80,518,460    812,818,957   735,085,162
                                     ---------------------------------------------------------------------------------
End Of Period                        $213,715,346  $235,432,673  $76,135,355  $84,164,477  $ 687,136,771  $812,818,957
                                     =================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                     VALIC COMPANY I               VALIC COMPANY I               VALIC COMPANY I
                                        SMALL CAP               INTERNATIONAL GROWTH             DIVIDEND VALUE
                                          FUND                          FUND                          FUND
                              -----------------------------------------------------------------------------------------
                                       DIVISION 18                   DIVISION 20                   DIVISION 21
                              -----------------------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   2011           2010           2011           2010           2011           2010
                              -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $  (2,698,499) $  (2,260,294) $   3,863,178  $   2,974,373  $   1,435,285  $     579,243
 Net Realized Gains
   (Losses) From
   Securities Transactions       15,666,384      3,504,472     35,682,245     (1,105,852)    (1,927,335)    (3,786,408)
 Net Change In Unrealized
   Appreciation
   (Depreciation) During
   The Period                   (18,692,400)    72,918,608    (96,098,370)    54,634,846     13,634,259     21,073,965
                              ----------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations         (5,724,515)    74,162,786    (56,552,947)    56,503,367     13,142,209     17,866,800
                              ----------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners               11,606,759     10,559,489     35,824,481     39,338,751     28,901,610      9,065,558
 Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals                  (26,289,426)   (25,976,192)   (55,971,814)   (46,246,277)   (14,803,774)   (11,064,833)
 Annuity Benefit Payments           (18,798)       (17,531)       (22,311)       (21,935)        (4,723)        (4,240)
 Transfers Between
   Subaccounts (including
   fixed account), Net           (4,818,706)    (9,109,117)   (38,326,232)     7,120,173     59,234,093     13,312,023
 Contract Charges                   (64,033)      (125,071)       (71,374)      (242,123)       (31,473)       (53,473)
 Adjustments to Net Assets
   Allocated to Contracts
   in Payout Period                  (9,692)       (18,304)         5,602        (11,688)         9,201         (5,144)
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -              -              -              -              -              -
                              ----------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From
   Contract Transactions        (19,593,896)   (24,686,726)   (58,561,648)       (63,099)    73,304,934     11,249,891
                              ----------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                    (25,318,411)    49,476,060   (115,114,595)    56,440,268     86,447,143     29,116,691

NET ASSETS:
Beginning Of Period             328,013,393    278,537,333    597,987,097    541,546,829    151,321,854    122,205,163
                              ----------------------------------------------------------------------------------------
End Of Period                 $ 302,694,982  $ 328,013,393  $ 482,872,502  $ 597,987,097  $ 237,768,997  $ 151,321,854
                              ========================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VANGUARD                        VANGUARD                        VANGUARD
                                LONG-TERM INVESTMENT GRADE FUND      LONG-TERM TREASURY                  WINDSOR II
                                            FUND                            FUND                            FUND
                                -----------------------------------------------------------------------------------------------
                                         DIVISION 22                     DIVISION 23                     DIVISION 24
                                -----------------------------------------------------------------------------------------------
                                   FOR THE         FOR THE         FOR THE        FOR THE         FOR THE          FOR THE
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                     2011            2010            2011           2010            2011             2010
                                -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net Investment Income (Loss)  $   9,088,460   $   8,603,827   $   6,746,445  $   9,573,785  $    14,921,713  $    11,202,820
  Net Realized Gains (Losses)
   From Securities
   Transactions                     4,834,857       1,215,919       9,276,034      4,775,616      (16,976,447)     (37,609,883)
  Net Change In Unrealized
   Appreciation
   (Depreciation) During The
   Period                          17,214,917       6,366,111      56,737,979      9,571,013       23,453,895      153,259,111
                                ----------------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations           31,138,234      16,185,857      72,760,458     23,920,414       21,399,161      126,852,048
                                ----------------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
  Payments Received From
   Contract Owners                 23,644,245      15,427,620      18,580,645     22,465,219      100,024,573      118,605,600
  Surrenders Of Accumulation
   Units By Terminations And
   Withdrawals                    (18,297,305)    (19,658,430)    (28,186,360)   (32,170,100)    (129,977,002)    (140,248,214)
  Annuity Benefit Payments             (5,736)         (5,483)         (4,278)        (4,031)         (32,374)         (31,354)
  Transfers Between
   Subaccounts (including
   fixed account), Net             24,840,461       8,803,160     (11,323,602)   (42,761,241)     (75,919,959)    (105,023,626)
  Contract Charges                    (26,726)        (89,272)        (47,001)      (127,959)        (242,297)        (643,358)
  Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                          276             699          (3,596)        (4,148)         (40,217)          (8,199)
  Increase (decrease) in
   Amounts Retained in
   Separate Account A                       -               -               -              -                -                -
                                ----------------------------------------------------------------------------------------------
  Net Increase (Decrease) In
   Net Assets From Contract
   Transactions                    30,155,215       4,478,294     (20,984,192)   (52,602,260)    (106,187,276)    (127,349,151)
                                ----------------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                       61,293,449      20,664,151      51,776,266    (28,681,846)     (84,788,115)        (497,103)

NET ASSETS:
Beginning Of Period               191,366,843     170,702,692     288,501,587    317,183,433    1,462,419,813    1,462,916,916
                                ----------------------------------------------------------------------------------------------
End Of Period                   $ 252,660,292   $ 191,366,843   $ 340,277,853  $ 288,501,587  $ 1,377,631,698  $ 1,462,419,813
                                ==============================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VANGUARD                    VALIC COMPANY II              VALIC COMPANY II
                                         WELLINGTON             INTERNATIONAL SMALL CAP EQUITY      SMALL CAP GROWTH
                                            FUND                            FUND                          FUND
                              --------------------------------------------------------------------------------------------
                                         DIVISION 25                     DIVISION 33                   DIVISION 35
                              --------------------------------------------------------------------------------------------
                                  FOR THE          FOR THE         FOR THE         FOR THE       FOR THE       FOR THE
                                 YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED
                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                    2011             2010            2011            2010          2011          2010
                              --------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM
  OPERATIONS:
 Net Investment Income
   (Loss)                     $    27,295,002  $    24,542,292  $   5,579,348   $   1,834,772  $   (518,040) $   (349,216)
 Net Realized Gains
   (Losses) From
   Securities Transactions          1,917,116       (3,821,417)    (8,696,467)    (22,019,252)    9,276,156      (343,171)
 Net Change In Unrealized
   Appreciation
   (Depreciation) During
   The Period                      10,310,979      115,764,053   (126,399,034)    124,163,671   (12,651,033)   15,851,503
                              ------------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations           39,523,097      136,484,928   (129,516,153)    103,979,191    (3,892,917)   15,159,116
                              ------------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners                124,604,012      125,720,310     60,754,038      59,731,011    10,576,367     4,888,896
 Surrenders Of
   Accumulation Units
   By Terminations And
   Withdrawals                   (160,306,398)    (150,450,290)   (54,431,298)    (57,163,111)   (5,632,177)   (4,896,364)
 Annuity Benefit
   Payments                           (61,135)         (51,943)        (5,085)         (3,854)            -             -
 Transfers Between
   Subaccounts (including
   fixed account), Net            (78,524,954)      51,918,869      5,704,636     (64,234,903)      326,040     9,573,977
 Contract Charges                    (214,310)        (759,828)       (86,339)       (339,043)      (10,806)      (31,960)
 Adjustments to Net
   Assets Allocated to
   Contracts in Payout
   Period                            (100,295)          (4,814)          (264)             28          (685)         (452)
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                       -                -              -               -             -             -
                              ------------------------------------------------------------------------------------------
 Net Increase (Decrease)
   In Net Assets From
   Contract Transactions         (114,603,080)      26,372,304     11,935,688     (62,009,872)    5,258,739     9,534,097
                              ------------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                      (75,079,983)     162,857,232   (117,580,465)     41,969,319     1,365,822    24,693,213

NET ASSETS:
Beginning Of Period             1,558,590,152    1,395,732,920    637,415,034     595,445,715    69,252,052    44,558,839
                              ------------------------------------------------------------------------------------------
End Of Period                 $ 1,483,510,169  $ 1,558,590,152  $ 519,834,569   $ 637,415,034  $ 70,617,874  $ 69,252,052
                              ==========================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                    VALIC COMPANY II              VALIC COMPANY II              VALIC COMPANY II
                                     SMALL CAP VALUE               MID CAP GROWTH                 MID CAP VALUE
                                          FUND                          FUND                          FUND
                              -----------------------------------------------------------------------------------------
                                       DIVISION 36                   DIVISION 37                   DIVISION 38
                              -----------------------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   2011           2010           2011           2010           2011           2010
                              -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $     709,734  $   1,759,317  $  (1,175,244) $  (1,301,009) $    (993,149) $     113,118
 Net Realized Gains
   (Losses) From
   Securities Transactions       18,926,434     (8,953,098)    14,038,579      4,479,959      5,239,146     (5,530,316)
 Net Change In Unrealized
   Appreciation
   (Depreciation) During
   The Period                   (54,687,699)    96,096,296    (21,551,335)    31,033,498    (59,712,848)    99,607,648
                              ----------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations        (35,051,531)    88,902,515     (8,688,000)    34,212,448    (55,466,851)    94,190,450
                              ----------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners               39,307,904     37,195,367     18,811,699     15,724,664     46,045,685     43,115,142
 Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals                  (41,235,569)   (37,398,697)   (14,277,423)   (17,755,787)   (56,341,661)   (50,820,876)
 Annuity Benefit Payments            (5,076)        (4,603)           (91)           (83)       (10,429)       (10,938)
 Transfers Between
   Subaccounts (including
   fixed account), Net          (27,434,291)    (6,488,834)   (16,408,284)   (53,593,611)    90,818,480    (30,496,822)
 Contract Charges                   (73,601)      (216,950)       (56,140)      (118,960)       (90,687)      (258,455)
 Adjustments to Net Assets
   Allocated to Contracts
   in Payout Period                     138          2,725           (100)          (472)       (10,802)         4,241
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -              -              -              -              -              -
                              ----------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From
   Contract Transactions        (29,440,495)    (6,910,992)   (11,930,339)   (55,744,249)    80,410,586    (38,467,708)
                              ----------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                    (64,492,026)    81,991,523    (20,618,339)   (21,531,801)    24,943,735     55,722,742

NET ASSETS:
Beginning Of Period             448,255,681    366,264,158    160,999,052    182,530,853    555,061,202    499,338,460
                              ----------------------------------------------------------------------------------------
End Of Period                 $ 383,763,655  $ 448,255,681  $ 140,380,713  $ 160,999,052  $ 580,004,937  $ 555,061,202
                              ========================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                   VALIC COMPANY II             VALIC COMPANY II              VALIC COMPANY II
                                 CAPITAL APPRECIATION            LARGE CAP VALUE            SOCIALLY RESPONSIBLE
                                         FUND                         FUND                          FUND
                              ---------------------------------------------------------------------------------------
                                      DIVISION 39                  DIVISION 40                   DIVISION 41
                              ---------------------------------------------------------------------------------------
                                FOR THE       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                               YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                              DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                  2011          2010           2011           2010           2011           2010
                              ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $    (67,128) $    (85,392) $     484,441  $     919,458  $   3,771,581  $   2,888,305
 Net Realized Gains (Losses)
   From Securities
   Transactions                  1,793,134      (397,858)    (1,003,584)    (7,400,527)     4,775,067    (28,627,314)
 Net Change In Unrealized
   Appreciation
   (Depreciation) During The
   Period                       (2,444,165)    4,164,300     (7,525,364)    29,078,166     (3,244,491)   121,929,701
                              --------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations          (718,159)    3,681,050     (8,044,507)    22,597,097      5,302,157     96,190,692
                              --------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners               3,105,665     3,061,841     16,763,320     15,974,023     61,197,608     70,843,400
 Surrenders Of Accumulation
   Units By Terminations
   And Withdrawals              (3,349,156)   (3,355,264)   (15,743,376)   (15,878,603)   (72,804,509)   (73,301,578)
 Annuity Benefit Payments                -             -            (47)           (46)        (3,385)        (2,229)
 Transfers Between
   Subaccounts (including
   fixed account), Net          (1,588,431)   (1,605,026)    (3,065,724)   (15,398,276)   (99,702,585)   (55,869,371)
 Contract Charges                   (3,822)      (23,097)       (62,287)      (184,247)       (63,120)      (382,453)
 Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                         -             -            291           (550)           298           (261)
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                    -             -              -              -              -              -
                              --------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From Contract
   Transactions                 (1,835,744)   (1,921,546)    (2,107,823)   (15,487,699)  (111,375,693)   (58,712,492)
                              --------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                    (2,553,903)    1,759,504    (10,152,330)     7,109,398   (106,073,536)    37,478,200

NET ASSETS:
Beginning Of Period             30,770,315    29,010,811    165,349,655    158,240,257    762,237,574    724,759,374
                              --------------------------------------------------------------------------------------
End Of Period                 $ 28,216,412  $ 30,770,315  $ 155,197,325  $ 165,349,655  $ 656,164,038  $ 762,237,574
                              ======================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                    VALIC COMPANY II               VALIC COMPANY I              VALIC COMPANY II
                                     MONEY MARKET II            NASDAQ-100 (R) INDEX            AGGRESSIVE GROWTH
                                          FUND                          FUND                     LIFESTYLE FUND
                              -----------------------------------------------------------------------------------------
                                       DIVISION 44                   DIVISION 46                   DIVISION 48
                              -----------------------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   2011           2010           2011           2010           2011           2010
                              -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $  (1,313,665) $  (1,451,476) $    (689,128) $    (726,101) $   2,390,459  $   2,293,845
 Net Realized Gains
   (Losses) From
   Securities Transactions                -              -     23,283,468      1,234,917     (1,041,400)      (907,433)
 Net Change In Unrealized
   Appreciation
   (Depreciation) During
   The Period                             -              -    (20,392,972)    17,480,380     (3,507,626)    17,608,948
                              ----------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations         (1,313,665)    (1,451,476)     2,201,368     17,989,196     (2,158,567)    18,995,360
                              ----------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners               92,949,053     63,908,791     11,276,376     10,186,160     51,264,921     27,328,796
 Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals                  (26,660,464)   (39,898,265)   (10,545,821)   (10,100,521)    (7,504,227)   (10,537,627)
 Annuity Benefit Payments            (3,543)        (3,729)          (885)          (610)        (3,340)          (778)
 Transfers Between
   Subaccounts (including
   fixed account), Net          (58,674,862)   (63,410,742)    (2,966,069)    (3,986,372)    19,764,288     10,608,050
 Contract Charges                   (28,441)      (109,231)       (18,196)       (56,306)       (36,434)      (148,728)
 Adjustments to Net Assets
   Allocated to Contracts
   in Payout Period                     500            492            (51)           652          1,725          7,856
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -       (273,518)             -              -              -              -
                              ----------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From
   Contract Transactions          7,582,243    (39,786,202)    (2,254,646)    (3,956,997)    63,486,933     27,257,569
                              ----------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                      6,268,578    (41,237,678)       (53,278)    14,032,199     61,328,366     46,252,929

NET ASSETS:
Beginning Of Period             185,791,624    227,029,302    115,120,081    101,087,882    153,507,290    107,254,361
                              ----------------------------------------------------------------------------------------
End Of Period                 $ 192,060,202  $ 185,791,624  $ 115,066,803  $ 115,120,081  $ 214,835,656  $ 153,507,290
                              ========================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                    VALIC COMPANY II              VALIC COMPANY II            VANGUARD LIFESTRATEGY
                                     MODERATE GROWTH             CONSERVATIVE GROWTH                 GROWTH
                                     LIFESTYLE FUND                LIFESTYLE FUND                     FUND
                              -----------------------------------------------------------------------------------------
                                       DIVISION 49                   DIVISION 50                   DIVISION 52
                              -----------------------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   2011           2010           2011           2010           2011           2010
                              -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $   4,209,921  $   4,403,667  $   2,390,355  $   2,127,944  $   1,260,944  $   1,127,835
 Net Realized Gains
   (Losses) From
   Securities Transactions        2,182,704        625,970      2,934,490      1,055,768      1,510,233        (64,949)
 Net Change In Unrealized
   Appreciation
   (Depreciation) During
   The Period                    (5,815,549)    22,106,903     (2,479,704)     7,035,561     (7,916,866)    16,321,757
                              ----------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations            577,076     27,136,540      2,845,141     10,219,273     (5,145,689)    17,384,643
                              ----------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners               81,020,709     46,625,900     31,199,706     19,231,992     19,782,697     19,722,635
 Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals                  (20,962,763)   (17,992,436)   (10,768,852)    (7,802,468)   (10,856,713)   (12,344,180)
 Annuity Benefit Payments              (446)          (423)             -              -           (345)          (325)
 Transfers Between
   Subaccounts (including
   fixed account), Net           16,598,515     16,312,066     11,482,857     14,446,887     (3,104,923)    (2,557,466)
 Contract Charges                   (53,539)      (206,900)       (17,846)       (57,834)       (27,886)       (89,693)
 Adjustments to Net Assets
   Allocated to Contracts
   in Payout Period                      17            106         (5,981)             -         (2,549)        (2,382)
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -              -              -              -              -              -
                              ----------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From
   Contract Transactions         76,602,493     44,738,313     31,889,884     25,818,577      5,790,281      4,728,589
                              ----------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                     77,179,569     71,874,853     34,735,025     36,037,850        644,592     22,113,232

NET ASSETS:
Beginning Of Period             236,445,122    164,570,269    101,183,665     65,145,815    146,352,970    124,239,738
                              ----------------------------------------------------------------------------------------
End Of Period                 $ 313,624,691  $ 236,445,122  $ 135,918,690  $ 101,183,665  $ 146,997,562  $ 146,352,970
                              ========================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                  VANGUARD LIFESTRATEGY        VANGUARD LIFESTRATEGY          VALIC COMPANY II
                                     MODERATE GROWTH            CONSERVATIVE GROWTH               CORE BOND
                                          FUND                         FUND                         FUND
                              ---------------------------------------------------------------------------------------
                                       DIVISION 53                  DIVISION 54                  DIVISION 58
                              ---------------------------------------------------------------------------------------
                                 FOR THE        FOR THE       FOR THE       FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   2011           2010          2011          2010           2011           2010
                              ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $   1,694,960  $   1,637,868  $    724,475  $    791,216  $   7,818,370  $   5,202,724
 Net Realized Gains (Losses)
   From Securities
   Transactions                   1,441,161        488,153     1,458,276      (517,161)     3,487,341        283,431
 Net Change In Unrealized
   Appreciation
   (Depreciation) During The
   Period                        (4,758,482)    14,704,021    (1,869,088)    5,155,655      4,501,291      7,998,435
                              --------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations         (1,622,361)    16,830,042       313,663     5,429,710     15,807,002     13,484,590
                              --------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners               22,787,689     23,611,174    10,103,957     8,428,333     36,247,698     18,896,635
 Surrenders Of Accumulation
   Units By Terminations
   And Withdrawals              (12,244,382)   (17,099,206)   (7,969,746)   (7,219,183)   (32,371,276)   (17,979,466)
 Annuity Benefit Payments              (501)          (477)         (286)            -         (1,533)        (1,509)
 Transfers Between
   Subaccounts (including
   fixed account), Net           (2,191,195)    (2,651,964)     (990,972)    2,219,904    112,671,825     95,526,865
 Contract Charges                   (30,302)       (93,753)      (10,229)      (28,685)       (25,493)      (129,545)
 Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                         18             11         5,940             -            205            209
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -              -             -             -              -              -
                              --------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From Contract
   Transactions                   8,321,327      3,765,785     1,138,664     3,400,369    116,521,426     96,313,189
                              --------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                      6,698,966     20,595,827     1,452,327     8,830,079    132,328,428    109,797,779

NET ASSETS:
Beginning Of Period             158,557,076    137,961,249    62,667,893    53,837,814    246,246,070    136,448,291
                              --------------------------------------------------------------------------------------
End Of Period                 $ 165,256,042  $ 158,557,076  $ 64,120,220  $ 62,667,893  $ 378,574,498  $ 246,246,070
                              ======================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                    VALIC COMPANY II              VALIC COMPANY II
                                     STRATEGIC BOND                HIGH YIELD BOND                    ARIEL
                                          FUND                          FUND                          FUND
                              -----------------------------------------------------------------------------------------
                                       DIVISION 59                   DIVISION 60                   DIVISION 68
                              -----------------------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   2011           2010           2011           2010           2011           2010
                              -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $  21,795,459  $  18,628,223  $  14,108,224  $  14,167,824  $  (2,789,271) $  (3,192,214)
 Net Realized Gains
   (Losses) From
   Securities Transactions        3,465,955        434,378      8,366,945     (1,418,110)     5,518,424     (7,320,971)
 Net Change In Unrealized
   Appreciation
   (Depreciation) During
   The Period                   (10,395,014)    17,721,453    (15,114,570)    11,576,429    (50,727,746)    89,670,611
                              ----------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations         14,866,400     36,784,054      7,360,599     24,326,143    (47,998,593)    79,157,426
                              ----------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners               60,524,818     46,046,880     25,420,132     16,875,915     26,779,322     27,865,959
 Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals                  (43,707,457)   (39,381,671)   (20,969,637)   (22,233,285)   (31,910,957)   (32,619,265)
 Annuity Benefit Payments            (7,336)        (6,402)        (1,066)          (839)       (39,286)       (33,535)
 Transfers Between
   Subaccounts (including
   fixed account), Net           31,041,092     24,055,159     (2,048,699)    (4,447,874)   (14,916,822)    (3,795,377)
 Contract Charges                   (49,416)      (289,528)       (32,911)      (159,883)       (65,689)      (162,609)
 Adjustments to Net Assets
   Allocated to Contracts
   in Payout Period                  17,092         (2,648)            15            328          1,655        (13,691)
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -              -              -              -              -              -
                              ----------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From
   Contract Transactions         47,818,793     30,421,790      2,367,834     (9,965,638)   (20,151,777)    (8,758,518)
                              ----------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                     62,685,193     67,205,844      9,728,433     14,360,505    (68,150,370)    70,398,908

NET ASSETS:
Beginning Of Period             411,674,309    344,468,465    207,116,044    192,755,539    396,452,028    326,053,120
                              ----------------------------------------------------------------------------------------
End Of Period                 $ 474,359,502  $ 411,674,309  $ 216,844,477  $ 207,116,044  $ 328,301,658  $ 396,452,028
                              ========================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          ARIEL                     LOU HOLLAND                VALIC COMPANY I
                                      APPRECIATION                    GROWTH                  BLUE CHIP GROWTH
                                          FUND                         FUND                         FUND
                              ---------------------------------------------------------------------------------------
                                       DIVISION 69                  DIVISION 70                  DIVISION 72
                              ---------------------------------------------------------------------------------------
                                 FOR THE        FOR THE       FOR THE       FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   2011           2010          2011          2010           2011           2010
                              ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $  (1,610,921) $  (2,333,095) $   (464,324) $   (402,412) $  (3,516,805) $  (3,691,322)
 Net Realized Gains (Losses)
   From Securities
   Transactions                  (1,682,400)    (5,873,771)    3,764,305     2,203,146     17,924,777     11,221,878
 Net Change In Unrealized
   Appreciation
   (Depreciation) During The
   Period                       (20,571,034)    52,810,183    (2,033,428)    3,989,970    (12,253,207)    46,470,676
                              --------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations        (23,864,355)    44,603,317     1,266,553     5,790,704      2,154,765     54,001,232
                              --------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners               22,188,734     17,476,762     3,600,111     4,038,933     42,365,268     49,509,980
 Surrenders Of Accumulation
   Units By Terminations
   And Withdrawals              (23,731,260)   (22,751,840)   (4,170,556)   (3,304,160)   (36,094,957)   (42,990,164)
 Annuity Benefit Payments           (45,849)       (42,204)       (1,195)       (1,375)        (2,811)        (2,672)
 Transfers Between
   Subaccounts (including
   fixed account), Net           (3,602,433)    (5,101,115)    3,765,467    (1,016,309)   (33,165,222)  (123,697,330)
 Contract Charges                   (51,437)      (111,347)       (4,357)      (17,248)       (68,742)      (228,087)
 Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                    (30,571)       (28,190)       (6,399)           41        (18,818)           509
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -              -             -             -              -              -
                              --------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From Contract
   Transactions                  (5,272,816)   (10,557,934)    3,183,071      (300,118)   (26,985,282)  (117,407,764)
                              --------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                    (29,137,171)    34,045,383     4,449,624     5,490,586    (24,830,517)   (63,406,532)

NET ASSETS:
Beginning Of Period             284,897,020    250,851,637    50,714,231    45,223,645    377,066,087    440,472,619
                              --------------------------------------------------------------------------------------
End Of Period                 $ 255,759,849  $ 284,897,020  $ 55,163,855  $ 50,714,231  $ 352,235,570  $ 377,066,087
                              ======================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                     VALIC COMPANY I               VALIC COMPANY I              VALIC COMPANY I
                                     HEALTH SCIENCES                    VALUE                BROAD CAP VALUE INCOME
                                          FUND                          FUND                          FUND
                              ----------------------------------------------------------------------------------------
                                       DIVISION 73                   DIVISION 74                  DIVISION 75
                              ----------------------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE        FOR THE       FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                   2011           2010           2011           2010           2011          2010
                              ----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $  (1,197,574) $  (1,671,989) $     450,905  $    (404,649) $     228,641  $    208,107
 Net Realized Gains (Losses)
   From Securities
   Transactions                  17,066,420     (2,867,449)     5,091,159     10,159,234        144,921      (464,149)
 Net Change In Unrealized
   Appreciation
   (Depreciation) During
   The Period                     1,079,581     28,511,494     (9,666,702)     5,285,836       (421,689)    3,082,824
                              ---------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations         16,948,427     23,972,056     (4,124,638)    15,040,421        (48,127)    2,826,782
                              ---------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners               16,115,872     13,109,435     12,500,913     16,283,778      4,882,268     2,020,748
 Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals                  (17,778,631)   (16,359,857)   (12,997,021)   (14,326,105)    (2,137,141)   (1,940,220)
 Annuity Benefit Payments            (6,969)        (6,050)           (17)           (16)             -             -
 Transfers Between
   Subaccounts (including
   fixed account), Net           11,889,549     (7,748,698)    (5,083,468)   (48,682,691)     2,199,380       634,806
 Contract Charges                   (31,571)       (91,214)       (16,967)      (115,396)        (3,744)       (9,985)
 Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                     (5,416)           972              1              1              -             -
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -              -              -              -     (2,492,533)            -
                              ---------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From Contract
   Transactions                  10,182,834    (11,095,412)    (5,596,559)   (46,840,429)     2,448,230       705,349
                              ---------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                     27,131,261     12,876,644     (9,721,197)   (31,800,008)     2,400,103     3,532,131

NET ASSETS:
Beginning Of Period             186,279,406    173,402,762    124,704,413    156,504,421     24,199,457    20,667,326
                              ---------------------------------------------------------------------------------------
End Of Period                 $ 213,410,667  $ 186,279,406  $ 114,983,216  $ 124,704,413  $  26,599,560  $ 24,199,457
                              =======================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                     VALIC COMPANY I               VALIC COMPANY I               VALIC COMPANY I
                                     LARGE CAP CORE              INFLATION PROTECTED                 GROWTH
                                          FUND                          FUND                          FUND
                              -----------------------------------------------------------------------------------------
                                       DIVISION 76                   DIVISION 77                   DIVISION 78
                              -----------------------------------------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   2011           2010           2011           2010           2011           2010
                              -----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $     (14,894) $     172,872  $   2,172,853  $   3,372,172  $  (1,810,384) $  (1,917,334)
 Net Realized Gains
   (Losses) From
   Securities Transactions       11,574,461     14,835,683      3,765,202      1,177,330     13,756,286      2,613,680
 Net Change In Unrealized
   Appreciation
   (Depreciation) During
   The Period                   (14,085,074)     6,805,504     19,027,226     13,161,961    (23,299,685)   110,332,300
                              ----------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations         (2,525,507)    21,814,059     24,965,281     17,711,463    (11,353,783)   111,028,646
                              ----------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners               16,926,204     12,926,950     48,958,412     28,053,665     46,017,641     35,782,360
 Surrenders Of
   Accumulation Units By
   Terminations And
   Withdrawals                  (11,632,263)   (12,939,040)   (26,752,677)   (24,711,565)   (61,076,694)   (62,610,804)
 Annuity Benefit Payments            (2,687)        (2,435)        (1,653)          (870)       (16,915)       (15,584)
 Transfers Between
   Subaccounts (including
   fixed account), Net           (5,485,515)    (4,267,183)    35,326,972     37,240,833    (17,815,543)   (27,859,391)
 Contract Charges                   (45,066)       (79,823)       (29,780)      (137,573)      (193,616)      (287,033)
 Adjustments to Net Assets
   Allocated to Contracts
   in Payout Period                   1,455          1,080         12,251             (8)        15,073          3,693
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -              -              -     (5,605,239)             -              -
                              ----------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From
   Contract Transactions           (237,872)    (4,360,451)    57,513,525     34,839,243    (33,070,054)   (54,986,759)
                              ----------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                     (2,763,379)    17,453,608     82,478,806     52,550,706    (44,423,837)    56,041,887

NET ASSETS:
Beginning Of Period             127,140,384    109,686,776    248,185,478    195,634,772    747,678,785    691,636,898
                              ----------------------------------------------------------------------------------------
End Of Period                 $ 124,377,005  $ 127,140,384  $ 330,664,284  $ 248,185,478  $ 703,254,948  $ 747,678,785
                              ========================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VALIC COMPANY I                SUNAMERICA                  SUNAMERICA
                                     LARGE CAPITAL GROWTH FUND       2015 HIGH WATERMARK         2020 HIGH WATERMARK
                                               FUND                         FUND                        FUND
                                   -------------------------------------------------------------------------------------
                                            DIVISION 79                  DIVISION 81                 DIVISION 82
                                   -------------------------------------------------------------------------------------
                                      FOR THE        FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2011           2010          2011          2010          2011          2010
                                   -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income (Loss)      $  (2,524,858) $  (1,939,019) $    220,932  $    228,474  $    240,248  $    202,493
 Net Realized Gains (Losses)
   From Securities Transactions        2,931,209       (542,553)      307,821      (239,238)      312,144       (67,101)
 Net Change In Unrealized
   Appreciation (Depreciation)
   During The Period                 (26,079,929)    52,040,420       460,945     1,392,206     1,770,978       732,169
                                   ------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
  From Operations                    (25,673,578)    49,558,848       989,698     1,381,442     2,323,370       867,561
                                   ------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners                    17,905,980     18,563,259       158,834       184,030     1,922,857     2,069,696
 Surrenders Of Accumulation
   Units By Terminations And
   Withdrawals                       (30,819,111)   (29,886,147)   (2,446,786)   (2,974,337)   (1,079,828)     (690,161)
 Annuity Benefit Payments                 (8,889)        (8,375)            -             -             -             -
 Transfers Between Subaccounts
   (including fixed account),
   Net                               (15,204,677)   (19,352,522)   (2,596,951)   (2,065,879)      597,479       708,397
 Contract Charges                       (106,543)      (162,243)       (4,314)      (10,996)       (3,650)       (6,787)
 Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                           7,220           (639)            -             -             -             -
 Increase (decrease) in Amounts
   Retained in Separate
   Account A                                   -              -             -             -             -             -
                                   ------------------------------------------------------------------------------------
 Net Increase (Decrease) In Net
   Assets From Contract
   Transactions                      (28,226,020)   (30,846,667)   (4,889,217)   (4,867,182)    1,436,858     2,081,145
                                   ------------------------------------------------------------------------------------
Total Increase (Decrease) In Net
  Assets                             (53,899,598)    18,712,181    (3,899,519)   (3,485,740)    3,760,228     2,948,706

NET ASSETS:
Beginning Of Period                  391,505,772    372,793,591    24,363,457    27,849,197    14,990,692    12,041,986
                                   ------------------------------------------------------------------------------------
End Of Period                      $ 337,606,174  $ 391,505,772  $ 20,463,938  $ 24,363,457  $ 18,750,920  $ 14,990,692
                                   ====================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     VALIC COMPANY I               VALIC COMPANY I
                                                                MID CAP STRATEGIC GROWTH      SMALL CAP SPECIAL VALUES
                                                                          FUND                          FUND
                                                              -----------------------------------------------------------
                                                                       DIVISION 83                   DIVISION 84
                                                              -----------------------------------------------------------
                                                                 FOR THE        FOR THE        FOR THE        FOR THE
                                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                   2011           2010           2011           2010
                                                              -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net Investment Income (Loss)                                 $  (1,372,456) $  (2,309,265) $    (349,766) $    (558,338)
 Net Realized Gains (Losses) From Securities Transactions         4,975,950     (4,043,440)      (957,000)    (6,935,763)
 Net Change In Unrealized Appreciation (Depreciation)
   During The Period                                            (23,715,515)    65,991,315    (10,597,242)    42,971,701
                                                              ----------------------------------------------------------
Increase (Decrease) In Net Assets From Operations               (20,112,021)    59,638,610    (11,904,008)    35,477,600
                                                              ----------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From Contract Owners                          15,710,613     16,060,447     11,378,155     13,539,719
 Surrenders Of Accumulation Units By Terminations And
   Withdrawals                                                  (25,988,463)   (22,581,815)   (17,252,883)   (17,914,842)
 Annuity Benefit Payments                                            (3,251)        (3,257)       (15,513)       (16,231)
 Transfers Between Subaccounts (including fixed account),
   Net                                                          (20,242,861)    (9,060,630)    (4,488,836)   (10,367,745)
 Contract Charges                                                   (66,547)      (140,489)       (30,416)       (76,574)
 Adjustments to Net Assets Allocated to Contracts in Payout
   Period                                                            (6,691)           277         (9,270)        (1,811)
 Increase (decrease) in Amounts Retained in Separate Account
   A                                                                      -              -              -              -
                                                              ----------------------------------------------------------
 Net Increase (Decrease) In Net Assets From Contract
   Transactions                                                 (30,597,200)   (15,725,467)   (10,418,763)   (14,837,484)
                                                              ----------------------------------------------------------
Total Increase (Decrease) In Net Assets                         (50,709,221)    43,913,143    (22,322,771)    20,640,116

NET ASSETS:
Beginning Of Period                                             296,518,017    252,604,874    204,726,199    184,086,083
                                                              ----------------------------------------------------------
End Of Period                                                 $ 245,808,797  $ 296,518,017  $ 182,403,429  $ 204,726,199
                                                              ==========================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                     VALIC COMPANY I              VALIC COMPANY I              VALIC COMPANY I
                                        SMALL MID              SMALL CAP AGGRESSIVE          EMERGING ECONOMIES
                                       GROWTH FUND                  GROWTH FUND                     FUND
                              ---------------------------------------------------------------------------------------
                                       DIVISION 85                  DIVISION 86                  DIVISION 87
                              ---------------------------------------------------------------------------------------
                                 FOR THE        FOR THE       FOR THE       FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   2011           2010          2011          2010           2011           2010
                              ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net Investment Income
   (Loss)                     $  (1,033,415) $    (934,134) $   (769,573) $   (798,562) $     129,163  $   2,004,108
 Net Realized Gains (Losses)
   From Securities
   Transactions                     886,932     (1,811,312)   13,892,353     6,820,025     (7,844,070)   (11,858,781)
 Net Change In Unrealized
   Appreciation
   (Depreciation) During The
   Period                        (5,464,966)    25,665,416   (21,999,685)   13,205,059    (27,164,827)    33,158,505
                              --------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations         (5,611,449)    22,919,970    (8,876,905)   19,226,522    (34,879,734)    23,303,832
                              --------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
 Payments Received From
   Contract Owners                7,371,549      7,415,636     6,937,197     7,740,874     15,053,807     15,371,811
 Surrenders Of Accumulation
   Units By Terminations
   And Withdrawals              (10,068,955)    (8,953,458)   (8,488,210)   (7,610,855)   (19,294,921)   (20,528,969)
 Annuity Benefit Payments              (477)          (424)         (413)         (386)        (4,498)        (4,783)
 Transfers Between
   Subaccounts (including
   fixed account), Net           (6,038,381)    (3,579,911)   (8,765,136)    1,128,751      3,871,602    (11,578,663)
 Contract Charges                   (18,523)       (38,840)      (12,022)      (48,949)       (66,526)      (112,498)
 Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                        195           (342)           92            77         23,562         (1,145)
 Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -              -             -             -              -              -
                              --------------------------------------------------------------------------------------
 Net Increase (Decrease) In
   Net Assets From Contract
   Transactions                  (8,754,592)    (5,157,339)  (10,328,492)    1,209,512       (416,974)   (16,854,247)
                              --------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                    (14,366,041)    17,762,631   (19,205,397)   20,436,034    (35,296,708)     6,449,585

NET ASSETS:
Beginning Of Period             113,095,768     95,333,137    89,728,911    69,292,877    254,859,674    248,410,089
                              --------------------------------------------------------------------------------------
End Of Period                 $  98,729,727  $ 113,095,768  $ 70,523,514  $ 89,728,911  $ 219,562,966  $ 254,859,674
                              ======================================================================================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                       VALIC COMPANY I               VALIC COMPANY I               VALIC COMPANY I
                                       GLOBAL STRATEGY                FOREIGN VALUE              GLOBAL REAL ESTATE
                                            FUND                          FUND                          FUND
                                ------------------------------------------------------------------------------------------
                                         DIVISION 88                   DIVISION 89                  DIVISION 101
                                ------------------------------------------------------------------------------------------
                                   FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                     2011           2010           2011           2010           2011           2010
                                ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net Investment Income (Loss)  $  17,363,127  $  10,998,003  $  15,479,819  $   7,434,260  $   3,180,720  $  12,563,789
  Net Realized Gains (Losses)
   From Securities
   Transactions                     4,561,859       (425,784)     1,241,425     (7,666,348)    29,157,805     16,690,532
  Net Change In Unrealized
   Appreciation
   (Depreciation) During The
   Period                         (36,193,357)    33,715,343   (148,313,318)    70,647,164    (54,958,669)    13,479,551
                                -----------------------------------------------------------------------------------------
Increase (Decrease) In Net
  Assets From Operations          (14,268,371)    44,287,562   (131,592,074)    70,415,076    (22,620,144)    42,733,872
                                -----------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS:
  Payments Received From
   Contract Owners                 38,446,014     29,012,094     78,479,784     73,263,301     36,945,983     28,677,623
  Surrenders Of Accumulation
   Units By Terminations And
   Withdrawals                    (49,609,115)   (41,352,648)   (93,720,882)   (86,107,155)   (19,836,656)   (25,169,437)
  Annuity Benefit Payments            (47,563)       (44,893)        (7,883)        (8,196)           (81)             -
  Transfers Between
   Subaccounts (including
   fixed account), Net            (25,538,217)    69,755,006      2,925,446    107,627,490       (764,503)   (57,367,494)
  Contract Charges                    (62,643)      (222,261)      (142,335)      (436,528)       (50,358)      (103,819)
  Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                       15,773         (5,413)         3,813         (1,955)           222              -
  Increase (decrease) in
   Amounts Retained in
   Separate Account A                       -              -              -              -              -     (8,624,559)
                                -----------------------------------------------------------------------------------------
  Net Increase (Decrease) In
   Net Assets From Contract
   Transactions                   (36,795,751)    57,141,885    (12,462,057)    94,336,957     16,294,607    (62,587,686)
                                -----------------------------------------------------------------------------------------
Total Increase (Decrease) In
  Net Assets                      (51,064,122)   101,429,447   (144,054,131)   164,752,033     (6,325,537)   (19,853,814)

NET ASSETS:
Beginning Of Period               510,780,588    409,351,141    975,264,963    810,512,930    250,622,514    270,476,328
                                -----------------------------------------------------------------------------------------
End Of Period                   $ 459,716,466  $ 510,780,588  $ 831,210,832  $ 975,264,963  $ 244,296,977  $ 250,622,514
                                =========================================================================================

                                  INVESCO BALANCE-RISK
                                   COMMODITY STRATEGY
                                          FUND
                                -------------------------
                                    DIVISION 102 (1)
                                -------------------------
                                  FOR THE      FOR THE
                                 YEAR ENDED   YEAR ENDED
                                DECEMBER 31, DECEMBER 31,
                                    2011         2010
                                -------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net Investment Income (Loss)  $    (4,915)    $   -
  Net Realized Gains (Losses)
   From Securities
   Transactions                        (507)        -
  Net Change In Unrealized
   Appreciation
   (Depreciation) During The
   Period                          (187,192)        -
                                --------------------------
Increase (Decrease) In Net
  Assets From Operations           (192,614)        -
                                --------------------------

CONTRACT TRANSACTIONS:
  Payments Received From
   Contract Owners                  413,195         -
  Surrenders Of Accumulation
   Units By Terminations And
   Withdrawals                       25,118         -
  Annuity Benefit Payments                -         -
  Transfers Between
   Subaccounts (including
   fixed account), Net            4,526,596         -
  Contract Charges                      (39)        -
  Adjustments to Net Assets
   Allocated to Contracts in
   Payout Period                          -         -
  Increase (decrease) in
   Amounts Retained in
   Separate Account A                     -         -
                                --------------------------
  Net Increase (Decrease) In
   Net Assets From Contract
   Transactions                   4,964,870         -
                                --------------------------
Total Increase (Decrease) In
  Net Assets                      4,772,256         -

NET ASSETS:
Beginning Of Period                       -         -
                                --------------------------
End Of Period                   $ 4,772,256     $   -
                                ==========================

(1)Fund commenced operations on November 1, 2011.

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1.ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the "Separate Account") is a segregated investment account that was established by The Variable Annuity Life Insurance Company ("VALIC") to fund variable annuity insurance contracts issued by VALIC. VALIC is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. The Separate Account is registered with the Securities and Exchange Commission as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account includes the following variable annuity products:
Portfolio Director, Group Unit Purchase, IMPACT, Independence Plus, and
Potentia.

The Separate Account contracts are sold primarily by VALIC's exclusive sales force. The distributor of these contracts is American General Distributors, Inc., an affiliate of VALIC; however, all commissions are paid by VALIC. No underwriting fees are paid in connection with the distribution of these contracts.

VALIC serves as the investment adviser to the VALIC Company I and II Series (formerly AIG Retirement Company I and II). Effective May 1, 2009, AIG Retirement Company I and II changed their names to VALIC Company I and II. VALIC also serves as the transfer agent and accounting services agent to the VALIC Company I and II Series. AIG Global Investment Corporation ("AIGGIC") and SunAmerica Asset Management Corporation ("SAAMCO"), each an affiliate of VALIC, serve as investment sub-advisers to certain underlying mutual funds of each series. Third-party portfolio managers manage the remaining mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

Effective February 27, 2009, the AIG SunAmerica 2015 High Watermark Fund and the AIG SunAmerica 2020 High Watermark Fund changed their names to the SunAmerica 2015 High Watermark Fund and the SunAmerica 2020 High Watermark Fund, respectively. Effective October 1, 2011, VALIC Company I Global Equity Fund and the VALIC Company I International Growth I Fund changed their names to the VALIC Company I Emerging Economies Fund and the VALIC Company I International Growth Fund, respectively. On November 1, 2011, the Invesco Balanced-Risk Commodity Strategy Fund commenced operations.

The Separate Account is comprised of sixty six sub-accounts or "divisions." Each division, which represents a variable investment vehicle available only through a VALIC annuity contract, invests in the Funds listed below.

 -----------------------------------------------------------------------------
 VALIC COMPANY I FUNDS

 Capital Conservation Fund (Division 1 Nasdaq-100(R) Index Fund (Division 46) and 7)
 Money Market I Fund (Division 2 and 6) Blue Chip Growth Fund (Division 72)
 Mid Cap Index Fund (Division 4)        Health Sciences Fund (Division 73)
 Asset Allocation Fund (Division 5)     Value Fund (Division 74)
 Government Securities Fund (Division   Broad Cap Value Income Fund (Division
 8)                                     75)
 Stock Index Fund (Divisions 10A, B,    Large Cap Core Fund (Division 76)
 C, and D)
 International Equities Fund (Division  Inflation Protected Fund (Division 77)
 11)
 Global Social Awareness Fund           Growth Fund (Division 78)
 (Division 12)
 International Government Bond Fund     Large Capital Growth Fund (Division
 (Division 13)                          79)
 Small Cap Index Fund (Division 14)     Mid Cap Strategic Growth Fund
                                        (Division 83)
 Core Equity Fund (Division 15)         Small Cap Special Values Fund
                                        (Division 84)
 Growth & Income Fund (Division 16)     Small Mid Growth Fund (Division 85)
 Science & Technology Fund (Division    Small Cap Aggressive Growth Fund
 17)                                    (Division 86)
 Small Cap Fund (Division 18)           Emerging Economies Fund (Division 87)
 International Growth Fund (Division    Global Strategy Fund (Division 88)
 20)
 Dividend Value Fund (Division 21)      Foreign Value Fund (Division 89)
                                        Global Real Estate Fund (Division 101)
 -----------------------------------------------------------------------------

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.ORGANIZATION (CONTINUED)

 -----------------------------------------------------------------------------
 VALIC COMPANY II FUNDS

 International Small Cap Equity Fund    Money Market II Fund (Division 44)
 (Division 33)
 Small Cap Growth Fund (Division 35)    Aggressive Growth Lifestyle Fund
                                        (Division 48)
 Small Cap Value Fund (Division 36)     Moderate Growth Lifestyle Fund
                                        (Division 49)
 Mid Cap Growth Fund (Division 37)      Conservative Growth Lifestyle Fund
                                        (Division 50)
 Mid Cap Value Fund (Division 38)       Core Bond Fund (Division 58)
 Capital Appreciation Fund              Strategic Bond Fund (Division 59)
 (Division 39)
 Large Cap Value Fund (Division 40)     High Yield Bond Fund (Division 60)
 Socially Responsible Fund
 (Division 41)
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
 OTHER FUNDS
 Vanguard Long-Term Investment-Grade    Ariel Fund (Division 68)
 Fund (Division 22)
 Vanguard Long-Term Treasury Fund       Ariel Appreciation Fund (Division 69)
 (Division 23)
 Vanguard Windsor II Fund (Division 24) Lou Holland Growth Fund (Division 70) Vanguard Wellington Fund (Division 25) SunAmerica 2015 High Watermark Fund
                                        (Division 81)
 Vanguard LifeStrategy Growth Fund      SunAmerica 2020 High Watermark Fund
 (Division 52)                          (Division 82)
 Vanguard LifeStrategy Moderate Growth  Invesco Balanced-Risk Commodity
 Fund (Division 53)                     Strategy Fund
 Vanguard LifeStrategy Conservative     (Division 102)
 Growth Fund (Division 54)
 -----------------------------------------------------------------------------

The assets of the Separate Account are segregated from VALIC's other assets. The operations of the Separate Account are part of VALIC.

In addition to the sixty six divisions above, a contract owner may allocate contract funds to a fixed account, which is part of VALIC's general account. Contract owners should refer to the Portfolio Director prospectus, Group Unit Purchase prospectus, IMPACT prospectus, Independence Plus prospectus, and/or the Potentia prospectus for a complete description of the available Funds and fixed account.

Net premiums from the contracts are allocated to the divisions and invested in the Funds in accordance with contract owner instructions and are recorded as principal transactions in the Statements of Changes in Net Assets.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principals general accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

INVESTMENT VALUATION: Investments in the Funds are valued at the net asset value per share at the close of each business day as reported by each Fund, which value their securities at fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale. The cost basis to calculate the realized gains and losses is determined by recording purchases and subsequent sales on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS ON BENEFIT: Participants are able to elect assumed interest rates between 3.0% and 6.0% in determining annuity payments. Reserves are calculated according to the 1983(a) Individual Mortality Table, the Annuity 2000 Mortality Table, and the 1994 Group Annuity Reserve Mortality Table, depending on the calendar year of annuitization.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, VALIC makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to VALIC. VALIC received a net mortality transfer from the Separate Account of $362,484 and $378,823 for the years ended December 31, 2011 and 2010, respectively.

ACCUMULATION UNITS: Accumulation units are the basic valuation unit of a deferred variable annuity. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges, net of any applicable expense reimbursements. VALIC offers both standard and enhanced contracts, which have different mortality and expense risk charges.

FEDERAL INCOME TAXES: VALIC qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of VALIC and are not taxed separately. Under the current provisions of the Code, VALIC does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

3.FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2011 consist of investments registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2011, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2011, is presented.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.CHARGES AND DEDUCTIONS

Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

MORTALITY AND EXPENSE RISK CHARGE: Deductions for mortality and expense risks assumed by VALIC are calculated daily, at an annual rate, on the average daily net asset value of the underlying Funds comprising the divisions attributable to the contract owners and are paid to VALIC. The mortality and expense risk charges for each division is shown in the table below. The charges range from 0.21% to 2.10% based on the average daily net asset value of each division. The exact rate depends on the particular product issued and the division selected. This charge is guaranteed and cannot be increased by VALIC. The mortality and expense risk charges are to compensate VALIC for assuming mortality and expense risks under the contract. The mortality risk that VALIC assumes is the obligation to provide payments during the payout period for the life of the contract, no matter how long that might be. In addition, VALIC assumes the obligation to pay during the purchase period a death benefit. The expense risk is VALIC's obligation to cover the cost of issuing and administering the contract, no matter how large the cost may be. These charges are included on the mortality and expense risk charge line of the Statement of Operations.

DIVISIONS                                RISK CHARGES
-------------------------------------------------------------------------------
10B                                      0.85% on the first $10 million
                                         0.425% on the next $90 million
                                         0.21% on the excess over $100 million
-------------------------------------------------------------------------------
1, 2, 4 through 8, 10A, 10C, 10D, 11     0.40% - 1.85%
through 18, 20, 21, 30, 33, 35 through
41, 44 through 46, 48 through 50, 58
through 60, 72 through 80, 83 through
102
-------------------------------------------------------------------------------
19, 22 through 28, 31, 32, 47, 52        0.65% - 1.25%
through 57, 61 through 71, 81, 82
-------------------------------------------------------------------------------
Potentia Product 4, 6, 10C, 12, 14, 16,  0.95% - 1.45%
17, 26 through 28, 31, 35, 39, 47
through 50, 58, 59, 78, 79, 83, 87
-------------------------------------------------------------------------------
Equity Director                          1.60% - 2.10%
1 through 80, 83 through 102
-------------------------------------------------------------------------------

Mortality and expense risk charges of the Separate Account's divisions' 10A and 10B (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

DIVISIONS                                EXPENSE LIMITATIONS
-------------------------------------------------------------------------------
10A                                      1.4157% on the first $359,065,787
                                         1.36% on the next $40,934,213
                                         1.32% on the excess over $400 million
-------------------------------------------------------------------------------
10B                                      0.6966% on the first $25,434,267
                                         0.50% on the first $74,565,733
                                         0.25% on the excess over $100 million
-------------------------------------------------------------------------------

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.CHARGES AND DEDUCTIONS (CONTINUED)

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or their affiliates have an agreement with VALIC to pay VALIC for administrative and shareholder services provided to the underlying Fund. VALIC applied these payments to reduce its charges to the division investing in that Fund. In addition, VALIC currently reimburses or credits certain divisions a portion of VALIC's mortality and expense risk charges, as shown in the table above. The reimbursements are included on the reimbursement of expenses line of the Statement of Operations. Such crediting arrangements are voluntary, and may be changed by VALIC at any time. The expense reimbursements are credited at the annual rates shown below.

DIVISIONS                                EXPENSE REDUCTION
-------------------------------------------------------------------------------
22, 23, 32, 33, 35 through 41, 44, 48
through 50, 58 through 71                0.25%

ACCOUNT MAINTENANCE CHARGE: An account maintenance charge of $3.75 is assessed on each contract (except those relating to divisions 10A and 10B, contracts within division 10D are assessed a $30 annual maintenance charge) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period. The account maintenance charge is to reimburse VALIC for administrative expenses for establishing and maintaining the record keeping for the divisions. Account maintenance charges for all divisions in the Separate Account totaled $4,208,644 and $4,375,535 for the years ended December 31, 2011 and 2010, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the Statement of Changes in Net Assets.

SURRENDER CHARGE: When money is withdrawn from a participant's account, a surrender charge may be deducted from the amount withdrawn. VALIC received surrender charges of $3,933,292 and $4,783,240 for the years ended December 31, 2011 and 2010, respectively. The surrender charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments into divisions 10A and 10B are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. VALIC received $6,354 and $213 for the year ended December 31, 2011, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. VALIC received $6,651 and $288 for the year ended December 31, 2010, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. The sales and administrative charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the purchase payments line of the Statement of Changes in Net Assets.

PREMIUM TAX CHARGE: Taxes on purchase payments are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%. If the law of the state, city, or town requires premium taxes to be paid when purchase payments are made, VALIC will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin.

GUARANTEED MINIMUM WITHDRAWAL CHARGE: An optional annualized fee percentage of 0.65% for a guaranteed minimum withdrawal benefit ("GMWB") charge may be assessed on certain contracts based on eligible purchase payments made into the contract (called the "Benefit Base"). The fee is deducted quarterly and is calculated as a percentage of the Benefit Base on the date the fee is deducted. The GMWB charges for all divisions in the Separate Account totaled $10,650,607 and $7,727,248 for the years ended December 31, 2011 and 2010, respectively. These charges are paid by redemption of units outstanding and are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

OTHER MATTERS RELATED TO SEPARATE ACCOUNT CHARGES: Capital surplus (which represents VALIC's investment in the Separate Account) amounts reflected in the statements of net assets for Divisions 44, 75, 77 and 101 are not subject to contract owner charges since they do not represent reserves for annuity contracts issued.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2011 consist of the following:

                                                                   COST OF     PROCEEDS FROM
                  UNDERLYING FUND                     DIVISION SHARES ACQUIRED  SHARES SOLD
--------------------------------------------------------------------------------------------
VALIC Company I Capital Conservation Fund                1      $  1,127,624   $ 15,890,781
VALIC Company I Capital Conservation Fund                7        42,958,276     15,483,710
VALIC Company I Money Market I Fund                      2            39,272         82,837
VALIC Company I Money Market I Fund                      6       186,304,702    178,457,488
VALIC Company I Mid Cap Index Fund                       4       339,094,277    340,941,743
VALIC Company I Asset Allocation Fund                    5        21,526,679     21,993,413
VALIC Company I Government Securities Fund               8        29,100,917     31,712,727
VALIC Company I Stock Index Fund                        10A        1,127,624     15,890,781
VALIC Company I Stock Index Fund                        10B          126,545      1,376,012
VALIC Company I Stock Index Fund                        10C      377,087,626    368,431,973
VALIC Company I Stock Index Fund                        10D           63,743      2,224,551
VALIC Company I International Equities Fund             11       227,052,940    132,690,122
VALIC Company I Global Social Awareness Fund            12        32,233,958     36,142,793
VALIC Company I International Government Bond Fund      13        96,116,048     53,168,820
VALIC Company I Small Cap Index Fund                    14        63,537,255    115,192,606
VALIC Company I Core Equity Fund                        15        11,475,498     29,571,855
VALIC Company I Growth & Income Fund                    16         7,275,652     11,158,100
VALIC Company I Science & Technology Fund               17        34,560,379    116,647,612
VALIC Company I Small Cap Fund                          18        18,779,029     40,822,465
VALIC Company I International Growth Fund               20        73,912,301    127,736,631
VALIC Company I Dividend Value Fund                     21       124,968,402     50,708,580
Vanguard LT Investment-Grade Fund                       22        84,594,295     43,287,765
Vanguard LT Treasury Fund                               23        54,791,869     56,592,713
Vanguard Windsor II Fund                                24        89,766,413    179,167,486
Vanguard Wellington Fund                                25       124,285,150    208,084,243
VALIC Company II International Small Cap Equity Fund    33        79,374,275     61,328,288
VALIC Company II Small Cap Growth Fund                  35        31,831,319     21,710,558
VALIC Company II Small Cap Value Fund                   36        53,721,453     69,178,580
VALIC Company II Mid Cap Growth Fund                    37        32,011,290     45,029,236
VALIC Company II Mid Cap Value Fund                     38       124,993,655     44,996,040
VALIC Company II Capital Appreciation Fund              39         4,040,297      5,907,792
VALIC Company II Large Cap Value Fund                   40        18,059,773     19,584,912
VALIC Company II Socially Responsible Fund              41        39,399,736    145,683,738
VALIC Company II Money Market II Fund                   44       129,900,634    123,323,986
VALIC Company I Nasdaq-100(R) Index Fund                46        34,935,891     23,796,643
VALIC Company II Aggressive Growth Lifestyle Fund       48        83,355,180     17,114,917
VALIC Company II Moderate Growth Lifestyle Fund         49       107,087,812     26,233,613
VALIC Company II Conservative Growth Lifestyle Fund     50        52,607,330     17,347,116
Vanguard LifeStrategy Growth Fund                       52        21,723,386     14,428,681
Vanguard LifeStrategy Moderate Growth Fund              53        25,308,552     14,623,799

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                               COST OF     PROCEEDS FROM
                UNDERLYING FUND                   DIVISION SHARES ACQUIRED  SHARES SOLD
----------------------------------------------------------------------------------------
Vanguard LifeStrategy Conservative Growth Fund      54        13,377,693     11,277,184
VALIC Company II Core Bond Fund                     58       164,785,715     38,840,425
VALIC Company II Strategic Bond Fund                59       119,238,124     49,015,936
VALIC Company II High Yield Bond Fund               60        67,879,939     51,261,135
Ariel Fund                                          68        43,557,952     66,211,365
Ariel Appreciation Fund                             69        39,751,070     43,764,332
Lou Holland Growth Fund                             70        12,457,429      8,815,643
VALIC Company I Blue Chip Growth Fund               72        26,412,371     56,286,848
VALIC Company I Health Sciences Fund                73        45,405,612     22,816,030
VALIC Company I Value Fund                          74        13,104,068     18,127,563
VALIC Company I Broad Cap Value Income Fund         75         9,364,485      6,664,945
VALIC Company I Large Cap Core Fund                 76        26,306,657     21,870,660
VALIC Company I Inflation Protected Fund            77       105,182,974     45,526,422
VALIC Company I Growth Fund                         78        67,638,524    101,561,977
VALIC Company I Large Capital Growth Fund           79        12,193,514     42,673,036
SunAmerica 2015 High Watermark Fund                 81         1,368,752      6,044,523
SunAmerica 2020 High Watermark Fund                 82         5,775,199      4,119,832
VALIC Company I Mid Cap Strategic Growth Fund       83        15,972,902     47,697,061
VALIC Company I Small Cap Special Values Fund       84        15,322,148     26,072,704
VALIC Company I Small Mid Growth Fund               85         6,500,423     16,305,829
VALIC Company I Small Cap Aggressive Growth Fund    86        15,354,562     21,120,041
VALIC Company I Emerging Economies Fund             87        30,440,324     30,310,099
VALIC Company I Global Strategy Fund                88        54,503,334     72,839,398
VALIC Company I Foreign Value Fund                  89       108,330,222    103,479,703
VALIC Company I Global Real Estate Fund             101       91,337,503     52,840,510
Invesco Balanced-Risk Commodity Strategy Fund       102        5,000,728         37,824

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING

The accumulation units outstanding and analysis of the increase    VALIC COMPANY I      VALIC COMPANY I      VALIC COMPANY I
(decrease) in units outstanding as of December 31, 2011.         CAPITAL CONSERVATION CAPITAL CONSERVATION   MONEY MARKET I
                                                                         FUND                 FUND                FUND
                                                                 -------------------------------------------------------------
                                                                      DIVISION 1           DIVISION 7          DIVISION 2
                                                                 -------------------------------------------------------------
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          1.00% (2)(3)(4)(5)        1.85% (6)      1.00% (2)(3)(4)(5)
                                                                 ------------------------------------------------------------
    Accumulation Unit Value                                                 6.184408             1.048726            2.956849

    Accumulation Units Issued                                                 15,243               31,254              13,209
    Accumulation Units Redeemed                                              (27,003)                 (35)            (25,440)
                                                                 ------------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                    (11,759)              31,219             (12,231)
                                                                 ============================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                               1.00% (2)(3)(4)(5)
                                                                                       ------------------
    Accumulation Unit Value                                                                      3.463229

    Accumulation Units Issued                                                                   6,980,436
    Accumulation Units Redeemed                                                                (6,400,146)
                                                                                       ------------------
    Increase (Decrease) in Accumulation Units Outstanding                                         580,290
                                                                                       ==================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                    0.80% (2)
                                                                                       ------------------
    Accumulation Unit Value                                                                      3.643165

    Accumulation Units Issued                                                                   4,996,859
    Accumulation Units Redeemed                                                                (3,099,005)
                                                                                       ------------------
    Increase (Decrease) in Accumulation Units Outstanding                                       1,897,854
                                                                                       ==================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                    0.60% (2)
                                                                                       ------------------
    Accumulation Unit Value                                                                      3.837902

    Accumulation Units Issued                                                                     258,208
    Accumulation Units Redeemed                                                                   (93,652)
                                                                                       ------------------
    Increase (Decrease) in Accumulation Units Outstanding                                         164,556
                                                                                       ==================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                    0.40% (2)
                                                                                       ------------------
    Accumulation Unit Value                                                                      1.225856

    Accumulation Units Issued                                                                           -
    Accumulation Units Redeemed                                                                         -
                                                                                       ------------------
    Increase (Decrease) in Accumulation Units Outstanding                                               -
                                                                                       ==================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase      VALIC COMPANY I          VALIC COMPANY I
(decrease) in units outstanding as of December 31, 2011.             MONEY MARKET I            MID CAP INDEX
                                                                          FUND                     FUND
                                                                 --------------------------------------------------
                                                                       DIVISION 6               DIVISION 4
                                                                 --------------------------------------------------
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.85% (6)                1.85% (6)
                                                                 -------------------------------------------------
    Accumulation Unit Value                                                 0.981814                 0.962009

    Accumulation Units Issued                                                586,411                  160,976
    Accumulation Units Redeemed                                             (374,470)                  (3,148)
                                                                 -------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                    211,941                  157,828
                                                                 =================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.45% (1)                1.45% (1)
                                                                 -------------------------------------------------
    Accumulation Unit Value                                                 1.040888                 1.582182

    Accumulation Units Issued                                                 40,608                    3,326
    Accumulation Units Redeemed                                              (98,239)                    (215)
                                                                 -------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                    (57,630)                   3,111
                                                                 =================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.00% (2) (3)(4)(5)      1.00% (2) (3)(4)(5)
                                                                 -------------------------------------------------
    Accumulation Unit Value                                                 2.087792                11.214772

    Accumulation Units Issued                                             84,103,738               11,258,843
    Accumulation Units Redeemed                                          (78,588,521)             (19,747,045)
                                                                 -------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                  5,515,217               (8,488,202)
                                                                 =================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.95% (1)                0.95% (1)
                                                                 -------------------------------------------------
    Accumulation Unit Value                                                 1.075472                 1.820332

    Accumulation Units Issued                                                      -                        -
    Accumulation Units Redeemed                                                    -                        -
                                                                 -------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                          -                        -
                                                                 =================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.80% (2)                0.80% (2)
                                                                 -------------------------------------------------
    Accumulation Unit Value                                                 2.196860                11.862315

    Accumulation Units Issued                                             16,374,148                7,415,223
    Accumulation Units Redeemed                                          (16,078,969)             (10,287,134)
                                                                 -------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                    295,179               (2,871,911)
                                                                 =================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.60% (2)                0.60% (2)
                                                                 -------------------------------------------------
    Accumulation Unit Value                                                 2.314126                12.577625

    Accumulation Units Issued                                              1,358,312                  165,751
    Accumulation Units Redeemed                                           (1,165,058)                (268,546)
                                                                 --------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                    193,254                 (102,795)
                                                                 ============================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.40% (2)                0.40% (2)
                                                                 --------------------------------------------
    Accumulation Unit Value                                                 1.015541                 1.005614

    Accumulation Units Issued                                              2,370,727                1,910,084
    Accumulation Units Redeemed                                           (3,551,703)              (2,371,837)
                                                                 --------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                 (1,180,976)                (461,754)
                                                                 ============================================

The accumulation units outstanding and analysis of the increase      VALIC COMPANY I
(decrease) in units outstanding as of December 31, 2011.             ASSET ALLOCATION
                                                                           FUND
                                                                 ------------------------
                                                                        DIVISION 5
                                                                 ------------------------
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.85% (6)
                                                                 --------------------
    Accumulation Unit Value                                                 0.990777

    Accumulation Units Issued                                                183,776
    Accumulation Units Redeemed                                                 (809)
                                                                 --------------------
    Increase (Decrease) in Accumulation Units Outstanding                    182,968
                                                                 ====================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.00% (2) (3)(4)(5)
                                                                 --------------------
    Accumulation Unit Value                                                 5.581770

    Accumulation Units Issued                                              1,934,761
    Accumulation Units Redeemed                                           (2,718,211)
                                                                 --------------------
    Increase (Decrease) in Accumulation Units Outstanding                   (783,451)
                                                                 ====================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.80% (2)
                                                                 --------------------
    Accumulation Unit Value                                                 5.894722

    Accumulation Units Issued                                              1,513,304
    Accumulation Units Redeemed                                           (1,220,747)
                                                                 --------------------
    Increase (Decrease) in Accumulation Units Outstanding                    292,557
                                                                 ====================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.60% (2)
                                                                 --------------------
    Accumulation Unit Value                                                 6.238760

    Accumulation Units Issued                                                 23,685
    Accumulation Units Redeemed                                              (18,790)
                                                                 --------------------
    Increase (Decrease) in Accumulation Units Outstanding                      4,894
                                                                 ====================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.40% (2)
                                                                 --------------------
    Accumulation Unit Value                                                 1.061127

    Accumulation Units Issued                                                      -
    Accumulation Units Redeemed                                                    -
                                                                 --------------------
    Increase (Decrease) in Accumulation Units Outstanding                          -
                                                                 ====================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
                                                                 --------------------
    Accumulation Unit Value

    Accumulation Units Issued
    Accumulation Units Redeemed

    Increase (Decrease) in Accumulation Units Outstanding


    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:

    Accumulation Unit Value

    Accumulation Units Issued
    Accumulation Units Redeemed

    Increase (Decrease) in Accumulation Units Outstanding


                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding     VALIC COMPANY I       VALIC COMPANY I     VALIC COMPANY I
and analysis of the increase        GOVERNMENT SECURITIES      STOCK INDEX         STOCK INDEX
(decrease) in units outstanding as          FUND                  FUND                FUND
of December 31, 2011.
                                    ------------------------------------------------------------
                                         DIVISION 8           DIVISION 10A        DIVISION 10B
                                    ------------------------------------------------------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                 1.85% (6)       1.00% (2) (3) (4) (5)    0.4335% (3)
                                    -----------------------------------------------------------
Accumulation Unit Value                         1.077715              24.429766      42.274723

Accumulation Units Issued                         37,040                 49,193          3,053
Accumulation Units Redeemed                            -               (592,038)       (31,444)
                                    -----------------------------------------------------------
Increase (Decrease) in
  Accumulation Units Outstanding                  37,040               (542,845)       (28,391)
                                    ===========================================================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:            1.00% (2) (3)(4)(5)
                                     -------------------
Accumulation Unit Value                         3.495548

Accumulation Units Issued                      5,699,726
Accumulation Units Redeemed                   (6,895,697)
                                     -------------------
Increase (Decrease) in
  Accumulation Units Outstanding              (1,195,971)
                                     ===================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                 0.80% (2)
                                     -------------------
Accumulation Unit Value                         3.677191

Accumulation Units Issued                      2,185,117
Accumulation Units Redeemed                   (2,580,732)
                                     -------------------
Increase (Decrease) in
  Accumulation Units Outstanding                (395,615)
                                     ===================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                 0.60% (2)
                                     -------------------
Accumulation Unit Value                         3.873661

Accumulation Units Issued                        119,350
Accumulation Units Redeemed                     (150,488)
                                     -------------------
Increase (Decrease) in
  Accumulation Units Outstanding                 (31,138)
                                     ===================

CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                 0.40% (2)
                                     -------------------
Accumulation Unit Value                         1.219172

Accumulation Units Issued                              -
Accumulation Units Redeemed                            -
                                     -------------------
Increase (Decrease) in
  Accumulation Units Outstanding                       -
                                     ===================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the    VALIC COMPANY I       VALIC COMPANY I        VALIC COMPANY I
increase (decrease) in units outstanding as of              STOCK INDEX           STOCK INDEX       INTERNATIONAL EQUITIES
December 31, 2011.                                             FUND                  FUND                    FUND
                                                        ------------------------------------------------------------------
                                                           DIVISION 10C          DIVISION 10D            DIVISION 11
                                                        ------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% (6)       1.00% (2) (3) (4) (5)        1.85% (6)
                                                        -----------------------------------------------------------------
Accumulation Unit Value                                            0.999567               9.190428              0.853078

Accumulation Units Issued                                            48,187                  6,412                59,460
Accumulation Units Redeemed                                         (16,397)              (229,149)              (20,554)
                                                        -----------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                31,790               (222,737)               38,906
                                                        =================================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.45% (1)                               1.00% (2) (3)(4)(5)
                                                        -------------------                          -------------------
Accumulation Unit Value                                            0.960744                                     1.430123

Accumulation Units Issued                                             5,601                                  101,286,805
Accumulation Units Redeemed                                          (1,366)                                 (65,906,503)
                                                        -------------------                          -------------------
Increase (Decrease) in Accumulation Units Outstanding                 4,235                                   35,380,302
                                                        ===================                          ===================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% (2) (3)(4)(5)                                0.80%(2)
                                                        -------------------                          -------------------
Accumulation Unit Value                                            5.185709                                     1.494657

Accumulation Units Issued                                        23,302,436                                   31,214,384
Accumulation Units Redeemed                                     (52,755,632)                                 (21,390,149)
                                                        -------------------                          -------------------
Increase (Decrease) in Accumulation Units Outstanding           (29,453,196)                                   9,824,235
                                                        ===================                          ===================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.95% (1)                                    0.60% (2)
                                                        -------------------                          -------------------
Accumulation Unit Value                                            1.358402                                     1.562754

Accumulation Units Issued                                                 -                                    1,399,298
Accumulation Units Redeemed                                               -                                     (416,946)
                                                        -------------------                          -------------------
Increase (Decrease) in Accumulation Units Outstanding                     -                                      982,352
                                                        ===================                          ===================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% (2)                                     0.40%(2)
                                                        -------------------                          -------------------
Accumulation Unit Value                                            5.436876                                     0.634556

Accumulation Units Issued                                        11,446,932                                            -
Accumulation Units Redeemed                                     (18,013,930)                                           -
                                                        -------------------                          -------------------
Increase (Decrease) in Accumulation Units Outstanding            (6,566,998)                                           -
                                                        ===================                          ===================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% (2)
                                                        -------------------
Accumulation Unit Value                                            5.713089

Accumulation Units Issued                                           913,845
Accumulation Units Redeemed                                        (922,602)
                                                        -------------------
Increase (Decrease) in Accumulation Units Outstanding                (8,757)
                                                        ===================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% (2)
                                                        -------------------
Accumulation Unit Value                                            0.865152

Accumulation Units Issued                                         4,158,707
Accumulation Units Redeemed                                      (7,068,795)
                                                        -------------------
Increase (Decrease) in Accumulation Units Outstanding            (2,910,087)
                                                        ===================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the   VALIC COMPANY I       VALIC COMPANY I      VALIC COMPANY I
increase (decrease) in units outstanding as of           SOCIAL AWARENESS   INT'L GOVERNMENT BOND   SMALL CAP INDEX
December 31, 2011.                                             FUND                 FUND                 FUND
                                                        -------------------------------------------------------------
                                                           DIVISION 12           DIVISION 13          DIVISION 14
                                                        -------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% (6)            1.85% (6)            1.85% (6)
                                                        ------------------------------------------------------------
Accumulation Unit Value                                           0.921070             1.025665             0.939438

Accumulation Units Issued                                                -              465,555              151,176
Accumulation Units Redeemed                                              -              (17,563)              (7,889)
                                                        ------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                    -              447,992              143,287
                                                        ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.45% (1)       1.00% (2)(3)(4)(5)        1.45% (1)
                                                        ------------------------------------------------------------
Accumulation Unit Value                                           0.858233             3.004729             1.386725

Accumulation Units Issued                                                -           26,576,487                1,640
Accumulation Units Redeemed                                              -          (13,799,378)                (231)
                                                        ------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                    -           12,777,109                1,409
                                                        ============================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% (2)(3)(4)(5)        0.80% (2)       1.00% (2)(3)(4)(5)
                                                        ------------------------------------------------------------
Accumulation Unit Value                                           3.533362             3.126430             3.704412

Accumulation Units Issued                                        3,277,243            3,858,565           11,509,307
Accumulation Units Redeemed                                     (5,777,349)          (4,730,024)         (22,227,675)
                                                        ------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding           (2,500,107)            (871,459)         (10,718,368)
                                                        ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.95% (1)            0.60% (2)            0.95% (1)
                                                        ------------------------------------------------------------
Accumulation Unit Value                                           1.194579             3.255749             1.635369

Accumulation Units Issued                                                -               56,960                    -
Accumulation Units Redeemed                                              -             (189,619)                   -
                                                        ------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                    -             (132,659)                   -
                                                        ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% (2)            0.40% (2)            0.80% (2)
                                                        ------------------------------------------------------------
Accumulation Unit Value                                           3.687333             1.237020             3.847961

Accumulation Units Issued                                        4,785,480                    1            5,776,016
Accumulation Units Redeemed                                     (4,163,798)                (603)          (8,047,574)
                                                        ------------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              621,682                 (602)          (2,271,558)
                                                        ============================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% (2)                                 0.60% (2)
                                                        ------------------                        ------------------
Accumulation Unit Value                                           3.855317                                  4.002538

Accumulation Units Issued                                          174,452                                   227,777
Accumulation Units Redeemed                                        (73,741)                                 (342,801)
                                                        ------------------                        ------------------
Increase (Decrease) in Accumulation Units Outstanding              100,712                                  (115,024)
                                                        ==================                        ==================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% (2)                                 0.40% (2)
                                                        ------------------                        ------------------
Accumulation Unit Value                                           0.762978                                  0.927653

Accumulation Units Issued                                              198                                 1,769,810
Accumulation Units Redeemed                                       (110,475)                               (1,700,405)
                                                        ------------------                        ------------------
Increase (Decrease) in Accumulation Units Outstanding             (110,277)                                   69,404
                                                        ==================                        ==================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the    VALIC COMPANY I     VALIC COMPANY I     VALIC COMPANY I
increase (decrease) in units outstanding as of              CORE EQUITY       GROWTH & INCOME   SCIENCE & TECHNOLOGY
December 31, 2011.                                             FUND                FUND                 FUND
                                                        ------------------------------------------------------------
                                                            DIVISION 15         DIVISION 16         DIVISION 17
                                                        ------------------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% (6)           1.85% (6)            1.85% (6)
                                                        -----------------------------------------------------------
Accumulation Unit Value                                           0.976968            0.939029             0.922917

Accumulation Units Issued                                           54,576              71,515                5,131
Accumulation Units Redeemed                                              -                (408)                   -
                                                        -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               54,576              71,107                5,131
                                                        ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% (2)(3)(4)(5)       1.45% (1)            1.45% (1)
                                                        -----------------------------------------------------------
Accumulation Unit Value                                           2.022049            0.848122             0.598394

Accumulation Units Issued                                        4,106,971               8,160                9,373
Accumulation Units Redeemed                                    (11,658,747)               (164)                (972)
                                                        -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding           (7,551,776)              7,996                8,401
                                                        ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% (2)      1.00% (2)(3)(4)(5)   1.00% (2)(3)(4)(5)
                                                        -----------------------------------------------------------
Accumulation Unit Value                                           2.092201            2.102329             2.651041

Accumulation Units Issued                                        1,618,978           2,662,286            7,350,445
Accumulation Units Redeemed                                     (2,918,577)         (4,175,844)         (30,095,270)
                                                        -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding           (1,299,599)         (1,513,558)         (22,744,825)
                                                        ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% (2)           0.95% (1)            0.95% (1)
                                                        -----------------------------------------------------------
Accumulation Unit Value                                           2.167495            1.194245             1.487515

Accumulation Units Issued                                          108,082                   -                    -
Accumulation Units Redeemed                                       (121,641)                  -                    -
                                                        -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              (13,559)                  -                    -
                                                        ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% (2)           0.80% (2)            0.80% (2)
                                                        -----------------------------------------------------------
Accumulation Unit Value                                           0.817262            2.175395             2.742482

Accumulation Units Issued                                                6             937,138            7,025,728
Accumulation Units Redeemed                                        (36,489)         (1,122,131)          (9,723,115)
                                                        -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              (36,482)           (184,993)          (2,697,387)
                                                        ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                             0.60% (2)            0.60% (2)
                                                                            ---------------------------------------
Accumulation Unit Value                                                               2.253711             2.841316

Accumulation Units Issued                                                               72,538              331,100
Accumulation Units Redeemed                                                            (92,234)            (473,702)
                                                                            ---------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                                  (19,697)            (142,602)
                                                                            =======================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                             0.40% (2)            0.40% (2)
                                                                            ---------------------------------------
Accumulation Unit Value                                                               0.775921             0.933561

Accumulation Units Issued                                                                    -            1,397,160
Accumulation Units Redeemed                                                                  -           (2,264,649)
                                                                            ---------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                                        -             (867,489)
                                                                            =======================================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the    VALIC COMPANY I     VALIC COMPANY I      VALIC COMPANY I
increase (decrease) in units outstanding as of               SMALL CAP      INTERNATIONAL GROWTH   DIVIDEND VALUE
December 31, 2011.                                             FUND                 FUND                FUND
                                                        ------------------------------------------------------------
                                                            DIVISION 18         DIVISION 20          DIVISION 21
                                                        ------------------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% (6)            1.85% (6)           1.85% (6)
                                                        -----------------------------------------------------------
Accumulation Unit Value                                           0.974229             0.885384            1.061960

Accumulation Units Issued                                           46,833               41,922              67,276
Accumulation Units Redeemed                                         (1,390)                   -                (957)
                                                        -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               45,443               41,922              66,320
                                                        ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% (2)(3)(4)(5)   1.00% (2)(3)(4)(5)  1.00% (2)(3)(4)(5)
                                                        -----------------------------------------------------------
Accumulation Unit Value                                           2.789910             2.026137            1.709087

Accumulation Units Issued                                        3,604,900            9,271,427          57,658,804
Accumulation Units Redeemed                                    (11,722,531)         (24,033,683)        (25,337,339)
                                                        -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding           (8,117,631)         (14,762,256)         32,321,465
                                                        ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% (2)            0.80% (2)           0.80% (2)
                                                        -----------------------------------------------------------
Accumulation Unit Value                                           2.899471             2.104984            1.794211

Accumulation Units Issued                                        3,860,887           25,826,358          17,756,069
Accumulation Units Redeemed                                     (2,872,774)         (34,826,757)         (7,268,328)
                                                        -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              988,113           (9,000,400)         10,487,741
                                                        ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% (2)            0.60% (2)           0.60% (2)
                                                        -----------------------------------------------------------
Accumulation Unit Value                                           3.026057             2.189519            1.890115

Accumulation Units Issued                                          405,958              290,630           1,174,899
Accumulation Units Redeemed                                       (245,946)            (660,154)           (175,619)
                                                        -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              160,012             (369,524)            999,280
                                                        ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% (2)            0.40% (2)           0.40% (2)
                                                        -----------------------------------------------------------
Accumulation Unit Value                                           0.981048             0.736544            0.874969

Accumulation Units Issued                                                -                    -                   9
Accumulation Units Redeemed                                              -                    -            (145,166)
                                                        -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                    -                    -            (145,156)
                                                        ===========================================================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the       VANGUARD            VANGUARD        VANGUARD
increase (decrease) in units outstanding as of          LONG-TERM CORPORATE LONG-TERM TREASURY  WINDSOR II
December 31, 2011.                                             FUND                FUND            FUND
                                                        ----------------------------------------------------
                                                            DIVISION 22        DIVISION 23      DIVISION 24
                                                        ----------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% (6)           1.85% (6)       2.10% (6)
                                                        ---------------------------------------------------
Accumulation Unit Value                                           1.150375            1.269077     1.005739

Accumulation Units Issued                                           28,648              79,830       24,788
Accumulation Units Redeemed                                             (6)               (873)        (974)
                                                        ---------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               28,643              78,956       23,815
                                                        ===================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% (2)(3)(4)(5)  1.00% (2)(3)(4)(5)   1.25% (2)
                                                        ---------------------------------------------------
Accumulation Unit Value                                           2.719127            3.043752     2.300894

Accumulation Units Issued                                       24,717,365           7,728,788   17,178,766
Accumulation Units Redeemed                                    (12,687,396)        (14,343,672) (49,471,993)
                                                        ---------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding           12,029,969          (6,614,884) (32,293,227)
                                                        ===================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% (2)           0.80% (2)       1.05% (2)
                                                        ---------------------------------------------------
Accumulation Unit Value                                           2.881690            3.197710     2.417393

Accumulation Units Issued                                        5,244,762           5,426,927   14,687,339
Accumulation Units Redeemed                                     (5,819,938)         (7,998,942) (26,258,333)
                                                        ---------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding             (575,176)         (2,572,015) (11,570,994)
                                                        ===================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% (2)           0.60% (2)       0.85% (2)
                                                        ---------------------------------------------------
Accumulation Unit Value                                           3.065646            3.366304     2.549176

Accumulation Units Issued                                          120,459             252,976      786,120
Accumulation Units Redeemed                                       (165,990)           (367,816)    (992,957)
                                                        ---------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              (45,532)           (114,840)    (206,838)
                                                        ===================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% (2)           0.40% (2)       0.65% (2)
                                                        ---------------------------------------------------
Accumulation Unit Value                                           1.434664            1.552982     0.826438

Accumulation Units Issued                                                3                   7    2,943,594
Accumulation Units Redeemed                                        (39,808)           (143,155)  (3,780,290)
                                                        ---------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              (39,804)           (143,149)    (836,696)
                                                        ===================================================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase     VANGUARD       VALIC COMPANY II     VALIC COMPANY II
(decrease) in units outstanding as of December 31, 2011.           WELLINGTON   INTERNATIONAL GROWTH II SMALL CAP GROWTH
                                                                      FUND               FUND                 FUND
                                                                 ---------------------------------------------------------
-                                                                   DIVISION 25       DIVISION 33         DIVISION 35
                                                                 ---------------------------------------------------------
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           2.10% (6)           1.60% (6)             1.60% (6)
                                                                 ----------------------------------------------------
    Accumulation Unit Value                                          1.016997            0.791040            0.943172

    Accumulation Units Issued                                          38,193             143,625             112,670
    Accumulation Units Redeemed                                          (248)             (4,527)            (18,390)
                                                                 ----------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding              37,945             139,098              94,281
                                                                 ====================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.25% (2)           0.75% (2)             1.45% (1)
                                                                 ----------------------------------------------------
    Accumulation Unit Value                                          2.753713            1.498498            0.874847

    Accumulation Units Issued                                      19,911,734          39,685,995                   -
    Accumulation Units Redeemed                                   (47,798,721)        (29,172,585)               (809)
                                                                 ----------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding         (27,886,987)         10,513,410                (809)
                                                                 ====================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.05% (2)           0.55% (2)             0.95% (1)
                                                                 ----------------------------------------------------
    Accumulation Unit Value                                          2.915822            1.538953            1.528239

    Accumulation Units Issued                                      19,065,273           5,178,662                   -
    Accumulation Units Redeemed                                   (30,623,760)         (7,805,728)                  -
                                                                 ----------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding         (11,558,487)         (2,627,066)                  -
                                                                 ====================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.85% (2)           0.35% (2)             0.75% (2)
                                                                 ----------------------------------------------------
    Accumulation Unit Value                                          3.101910            1.580580            1.631269

    Accumulation Units Issued                                       1,103,724             276,360          14,170,305
    Accumulation Units Redeemed                                    (1,196,680)           (201,928)        (10,803,786)
                                                                 ----------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding             (92,956)             74,432           3,366,519
                                                                 ====================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.65% (2)           0.15% (2)             0.55% (2)
                                                                 ----------------------------------------------------
    Accumulation Unit Value                                          1.045067            0.630442            1.675287

    Accumulation Units Issued                                       2,925,748                   -           1,778,671
    Accumulation Units Redeemed                                    (3,765,608)                  -          (2,294,572)
                                                                 ----------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding            (839,860)                  -            (515,901)
                                                                 ====================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                     0.35% (2)
                                                                                                          -----------
    Accumulation Unit Value                                                                                  1.720642

    Accumulation Units Issued                                                                                 152,693
    Accumulation Units Redeemed                                                                              (119,349)
                                                                                                          -----------
    Increase (Decrease) in Accumulation Units Outstanding                                                      33,344
                                                                                                          ===========

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                     0.15% (2)
                                                                                                          -----------
    Accumulation Unit Value                                                                                  0.911530

    Accumulation Units Issued                                                                                       -
    Accumulation Units Redeemed                                                                                     -
                                                                                                          -----------
    Increase (Decrease) in Accumulation Units Outstanding                                                           -
                                                                                                          ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)


The accumulation units outstanding and analysis of the increase  VALIC COMPANY II VALIC COMPANY II  VALIC COMPANY
(decrease) in units outstanding as of December 31, 2011.         SMALL CAP VALUE   MID CAP GROWTH  II MID CAP VALUE
                                                                       FUND             FUND             FUND
                                                                 --------------------------------------------------
-                                                                  DIVISION 36      DIVISION 37      DIVISION 38
                                                                 --------------------------------------------------
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.60% (6)        1.60% (6)         1.60% (6)
                                                                 -------------------------------------------------
    Accumulation Unit Value                                           0.907732         0.933966         0.897667

    Accumulation Units Issued                                          102,526           86,449          125,858
    Accumulation Units Redeemed                                         (1,495)          (2,710)          (2,063)
                                                                 -------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding              101,031           83,738          123,795
                                                                 =================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.75% (2)        0.75% (2)         0.75% (2)
                                                                 -------------------------------------------------
    Accumulation Unit Value                                           2.244890         1.280663         3.097357

    Accumulation Units Issued                                       14,463,761       22,447,132       31,258,788
    Accumulation Units Redeemed                                    (21,040,260)     (29,725,409)      (9,258,049)
                                                                 -------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding           (6,576,499)      (7,278,277)      22,000,739
                                                                 =================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.55% (2)        0.55% (2)         0.55% (2)
                                                                 -------------------------------------------------
    Accumulation Unit Value                                           2.305411         1.315170         3.180867

    Accumulation Units Issued                                        3,974,788        2,003,911        8,354,157
    Accumulation Units Redeemed                                     (8,386,169)      (3,409,906)      (5,154,091)
                                                                 -------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding           (4,411,381)      (1,405,995)       3,200,066
                                                                 =================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.35% (2)        0.35% (2)         0.35% (2)
                                                                 -------------------------------------------------
    Accumulation Unit Value                                           2.367799         1.350804         3.266975

    Accumulation Units Issued                                          139,641          118,309          270,723
    Accumulation Units Redeemed                                       (412,504)        (122,256)        (302,084)
                                                                 -------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding             (272,863)          (3,946)         (31,361)
                                                                 =================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.15% (2)        0.15% (2)         0.15% (2)
                                                                 -------------------------------------------------
    Accumulation Unit Value                                           0.924428         0.840978         0.862408

    Accumulation Units Issued                                          576,511                -          884,022
    Accumulation Units Redeemed                                       (614,507)               -       (1,029,495)
                                                                 -------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding              (37,997)               -         (145,473)
                                                                 =================================================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase    VALIC COMPANY II   VALIC COMPANY II   VALIC COMPANY II
(decrease) in units outstanding as of December 31, 2011.         CAPITAL APPRECIATION LARGE CAP VALUE  SOCIALLY RESPONSIBLE
                                                                         FUND               FUND               FUND
                                                                 ----------------------------------------------------------
-                                                                    DIVISION 39        DIVISION 40        DIVISION 41
                                                                 ----------------------------------------------------------
    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               1.60% (6)          1.60% (6)         1.60% (6)
                                                                 ---------------------------------------------------------
    Accumulation Unit Value                                             0.965571           0.941052           0.996977

    Accumulation Units Issued                                             21,446            221,587             13,363
    Accumulation Units Redeemed                                             (253)           (22,570)              (214)
                                                                 ---------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                 21,193            199,017             13,148
                                                                 =========================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               1.45% (1)          0.75% (2)         0.75% (2)
                                                                 ---------------------------------------------------------
    Accumulation Unit Value                                             0.696843           1.617144           1.405642

    Accumulation Units Issued                                              7,228          7,980,410         21,403,957
    Accumulation Units Redeemed                                              (82)        (8,358,537)       (87,606,981)
                                                                 ---------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                  7,146           (378,127)       (66,203,024)
                                                                 =========================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               0.95% (1)          0.55% (2)         0.55% (2)
                                                                 ---------------------------------------------------------
    Accumulation Unit Value                                             1.204185           1.660812           1.443565

    Accumulation Units Issued                                                  -          3,872,966          9,517,341
    Accumulation Units Redeemed                                                -         (4,541,478)       (19,242,465)
                                                                 ---------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding                      -           (668,512)        (9,725,124)
                                                                 =========================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               0.75% (2)          0.35% (2)         0.35% (2)
                                                                 ---------------------------------------------------------
    Accumulation Unit Value                                             0.958280           1.705753           1.482674

    Accumulation Units Issued                                          3,512,723             75,639            246,957
    Accumulation Units Redeemed                                       (4,359,179)           (79,382)        (1,199,398)
                                                                 ---------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding               (846,457)            (3,742)          (952,440)
                                                                 =========================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               0.55% (2)          0.15% (2)         0.15% (2)
                                                                 ---------------------------------------------------------
    Accumulation Unit Value                                             0.984139           0.727830           0.888904

    Accumulation Units Issued                                            879,915                  -                  -
    Accumulation Units Redeemed                                       (1,775,164)                 -                  -
                                                                 ---------------------------------------------------------
    Increase (Decrease) in Accumulation Units Outstanding               (895,250)                 -                  -
                                                                 =========================================================

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               0.35% (2)
                                                                      ----------
    Accumulation Unit Value                                             1.010818

    Accumulation Units Issued                                             54,929
    Accumulation Units Redeemed                                         (103,720)
                                                                      ----------
    Increase (Decrease) in Accumulation Units Outstanding                (48,790)
                                                                      ==========

    CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               0.15% (2)
                                                                      ----------
    Accumulation Unit Value                                             0.805698

    Accumulation Units Issued                                                  -
    Accumulation Units Redeemed                                                -
                                                                      ----------
    Increase (Decrease) in Accumulation Units Outstanding                      -
                                                                      ==========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis    VALIC COMPANY II   VALIC COMPANY II   VALIC COMPANY II
of the increase (decrease) in units outstanding    MONEY MARKET II  NASDAQ-100 (R) INDEX AGGRESSIVE GROWTH
as of December 31, 2011.                                 FUND               FUND          LIFESTYLE FUND
                                                   -------------------------------------------------------
                                                     DIVISION 44        DIVISION 46         DIVISION 48
                                                   -------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
OF:                                                   1.60% (6)          1.85% (6)           1.85% (6)
                                                   -------------------------------------------------------
Accumulation Unit Value                                  0.984281              1.010800        0.982476

Accumulation Units Issued                               3,966,869                17,654          64,403
Accumulation Units Redeemed                           (1,732,384)                    --           (201)
                                                   -------------------------------------------------------
Increase (Decrease) in Accumulation Units
Outstanding                                             2,234,484                17,654          64,202
                                                   =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
OF:                                                   0.75% (2)     1.00% (2) (3)(4)(5)      1.45% (1)
                                                   -------------------------------------------------------
Accumulation Unit Value                                  1.254760              0.621802        1.260579

Accumulation Units Issued                              84,550,905            26,443,978          36,473
Accumulation Units Redeemed                          (79,815,841)          (31,476,375)        (29,243)
                                                   -------------------------------------------------------
Increase (Decrease) in Accumulation Units
Outstanding                                             4,735,063           (5,032,397)           7,230
                                                   =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
OF:                                                   0.55% (2)          0.80% (2)           0.75% (2)
                                                   -------------------------------------------------------
Accumulation Unit Value                                  1.288750              0.635880        1.932761

Accumulation Units Issued                              24,480,907             9,174,672      35,941,812
Accumulation Units Redeemed                          (24,762,193)           (7,827,423)     (9,613,738)
                                                   -------------------------------------------------------
Increase (Decrease) in Accumulation Units
Outstanding                                             (281,286)             1,347,250      26,328,074
                                                   =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
OF:                                                   0.35% (2)          0.60% (2)           0.95% (1)
                                                   -------------------------------------------------------
Accumulation Unit Value                                  1.323642              0.650234        1.690158

Accumulation Units Issued                                 880,741               479,866               -
Accumulation Units Redeemed                             (807,955)             (379,703)               -
                                                   -------------------------------------------------------
Increase (Decrease) in Accumulation Units
Outstanding                                                72,785               100,163               -
                                                   =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
OF:                                                   0.15% (2)          0.40% (2)           0.55% (2)
                                                   -------------------------------------------------------
Accumulation Unit Value                                  1.026466              1.010402        1.984971

Accumulation Units Issued                                       -                     -       8,255,642
Accumulation Units Redeemed                                     -                     -     (2,235,242)
                                                   -------------------------------------------------------
Increase (Decrease) in Accumulation Units
Outstanding                                                     -                     -       6,020,400
                                                   =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
OF:                                                                                          0.35% (2)
                                                                                            -----------
Accumulation Unit Value                                                                        2.038679

Accumulation Units Issued                                                                       202,141
Accumulation Units Redeemed                                                                   (126,167)
                                                                                            -----------
Increase (Decrease) in Accumulation Units
Outstanding                                                                                      75,975
                                                                                            ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
OF:                                                                                          0.15% (2)
                                                                                            -----------
Accumulation Unit Value                                                                        0.947928

Accumulation Units Issued                                                                             -
Accumulation Units Redeemed                                                                           -
                                                                                            -----------
Increase (Decrease) in Accumulation Units
Outstanding                                                                                           -
                                                                                            ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6.UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

THE ACCUMULATION UNITS OUTSTANDING AND ANALYSIS OF THE       VALIC COMPANY II  VALIC COMPANY II   VANGUARD LIFESTRATEGY
INCREASE (DECREASE) IN UNITS OUTSTANDING AS OF DECEMBER 31,  MODERATE GROWTH  CONSERVATIVE GROWTH        GROWTH
2011.                                                         LIFESTYLE FUND    LIFESTYLE FUND            FUND
                                                             ---------------------------------------------------------
                                                               DIVISION 49        DIVISION 50          DIVISION 52
                                                             ---------------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.85% (6)          1.85% (6)            2.10% (6)
                                                             ---------------------------------------------------------
Accumulation Unit Value                                           0.996476          1.017887             0.956915

Accumulation Units Issued                                           90,462           294,682               14,417
Accumulation Units Redeemed                                           (305)             (604)                (255)
                                                             ---------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               90,157           294,078               14,163
                                                             =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.45% (1)          1.45% (1)            1.25%(2)
                                                             ---------------------------------------------------------
Accumulation Unit Value                                           1.400032          1.459573             1.503116

Accumulation Units Issued                                            8,632            15,245           10,372,089
Accumulation Units Redeemed                                         (6,304)           (1,594)          (6,787,383)
                                                             ---------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                2,328            13,651            3,584,706
                                                             =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.75% (2)          0.75% (2)            1.05%(2)
                                                             ---------------------------------------------------------
Accumulation Unit Value                                           2.093524          2.123310             1.543574

Accumulation Units Issued                                       43,921,027        18,575,147            3,278,473
Accumulation Units Redeemed                                    (12,019,024)       (6,213,147)          (2,782,369)
                                                             ---------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding           31,902,003        12,361,999              496,104
                                                             =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.95% (1)          0.95% (1)            0.85% (2)
                                                             ---------------------------------------------------------
Accumulation Unit Value                                           1.626383          1.566921             1.585015

Accumulation Units Issued                                                -                 -              112,253
Accumulation Units Redeemed                                              -                 -             (280,089)
                                                             ---------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                    -                 -             (167,836)
                                                             =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.55% (2)          0.55% (2)            0.65% (2)
                                                             ---------------------------------------------------------
Accumulation Unit Value                                           2.149986          2.180618             0.859177

Accumulation Units Issued                                        8,209,241         5,440,479                    -
Accumulation Units Redeemed                                     (3,863,500)       (2,933,915)                   -
                                                             ---------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding            4,345,741         2,506,564                    -
                                                             =========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.35% (2)          0.35% (2)
                                                             -----------------------------------
Accumulation Unit Value                                           2.208151          2.239566

Accumulation Units Issued                                          199,727           135,482
Accumulation Units Redeemed                                       (140,098)          (85,238)
                                                             -----------------------------------
Increase (Decrease) in Accumulation Units Outstanding               59,629            50,244
                                                             ===================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.15% (2)          0.15% (2)
                                                             -----------------------------------
Accumulation Unit Value                                           1.042697          1.123962

Accumulation Units Issued                                                -                 -
Accumulation Units Redeemed                                              -                 -
                                                             -----------------------------------
Increase (Decrease) in Accumulation Units Outstanding                    -                 -
                                                             ===================================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the       VANGUARD LIFESTRATEGY VANGUARD LIFESTRATEGY VALIC COMPANY II
increase (decrease) in units outstanding as of December 31,     MODERATE GROWTH     CONSERVATIVE GROWTH     CORE BOND
2011.                                                                FUND                  FUND                FUND
                                                             ------------------------------------------------------------
                                                                  DIVISION 53           DIVISION 54        DIVISION 58
                                                             ------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               2.10%(6)              2.10%(6)            1.60%(6)
                                                             -----------------------------------------------------------
Accumulation Unit Value                                             0.981827              0.996484            1.045315

Accumulation Units Issued                                             77,869                 2,999             313,861
Accumulation Units Redeemed                                                -                     -              (5,924)
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                 77,869                 2,999             307,937
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               1.25%(2)              1.25%(2)            1.45%(1)
                                                             -----------------------------------------------------------
Accumulation Unit Value                                             1.590715              1.605939            1.533817

Accumulation Units Issued                                         12,275,186             6,985,747               6,233
Accumulation Units Redeemed                                       (7,955,302)           (5,785,697)               (761)
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              4,319,884             1,200,050               5,472
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               1.05%(2)              1.05%(2)            0.95%(1)
                                                             -----------------------------------------------------------
Accumulation Unit Value                                             1.633450              1.649116            1.387391

Accumulation Units Issued                                          3,743,023             1,385,737                   -
Accumulation Units Redeemed                                       (2,572,633)           (1,518,629)                  -
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              1,170,390              (132,892)                  -
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               0.85%(2)              0.85%(2)            0.75%(2)
                                                             -----------------------------------------------------------
Accumulation Unit Value                                             1.677421              1.693439            1.816272

Accumulation Units Issued                                            276,693                52,118          78,285,171
Accumulation Units Redeemed                                         (395,208)             (118,851)        (19,634,329)
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               (118,515)              (66,733)         58,650,842
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:               0.65%(2)              0.65%(2)            0.55%(2)
                                                             -----------------------------------------------------------
Accumulation Unit Value                                             0.951301              1.022863            1.865299

Accumulation Units Issued                                                  -                     -           9,728,163
Accumulation Units Redeemed                                                -                     -          (3,514,578)
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                      -                     -           6,213,585
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                         0.35%(2)
                                                                                                           -----------
Accumulation Unit Value                                                                                       1.915807

Accumulation Units Issued                                                                                    1,256,733
Accumulation Units Redeemed                                                                                   (558,061)
                                                                                                           -----------
Increase (Decrease) in Accumulation Units Outstanding                                                          698,672
                                                                                                           ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                          0.15%(2)
                                                                                                           -----------
Accumulation Unit Value                                                                                      1.2871700

Accumulation Units Issued                                                                                    1,385,978
Accumulation Units Redeemed                                                                                 (1,550,986)
                                                                                                           -----------
Increase (Decrease) in Accumulation Units Outstanding                                                         (165,007)
                                                                                                           ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the       VALIC COMPANY II VALIC COMPANY II
increase (decrease) in units outstanding as of December 31,   STRATEGIC BOND  HIGH YIELD BOND        ARIEL
2011.                                                              FUND             FUND             FUND
                                                             ----------------------------------------------------
                                                               DIVISION 59      DIVISION 60       DIVISION 68
                                                             ----------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             1.60%(6)         1.60%(6)          1.85%(6)
                                                             ---------------------------------------------------
Accumulation Unit Value                                           1.026749         1.027542             0.870352

Accumulation Units Issued                                        1,031,535        2,026,779               47,846
Accumulation Units Redeemed                                       (136,848)        (517,389)              (5,738)
                                                             ---------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding              894,687        1,509,390               42,107
                                                             ===================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             1.45%(1)         0.75%(2)     1.00%(2)(3)(4)(5)
                                                             ---------------------------------------------------
Accumulation Unit Value                                           1.873773         2.069970             1.740470

Accumulation Units Issued                                            6,389       21,357,465           13,761,699
Accumulation Units Redeemed                                           (869)     (19,948,855)         (23,256,015)
                                                             ---------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                5,520        1,408,610           (9,494,316)
                                                             ===================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             0.95%(1)         0.55%(2)     0.80%(2)
                                                             ---------------------------------------------------
Accumulation Unit Value                                           1.619487         2.125793             1.779854

Accumulation Units Issued                                                -        5,178,304           11,389,323
Accumulation Units Redeemed                                              -       (6,079,690)         (12,883,467)
                                                             ---------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                    -         (901,385)          (1,494,144)
                                                             ===================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             0.75%(2)         0.35%(2)          0.60%(2)
                                                             ---------------------------------------------------
Accumulation Unit Value                                           2.335588         2.183455             1.820042

Accumulation Units Issued                                       31,531,652          161,728              289,223
Accumulation Units Redeemed                                    (14,893,632)        (187,563)            (409,675)
                                                             ---------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding           16,638,019          (25,835)            (120,452)
                                                             ===================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             0.55%(2)         0.15%(2)          0.40%(2)
                                                             ---------------------------------------------------
Accumulation Unit Value                                           2.398607         1.143183             0.862110

Accumulation Units Issued                                       12,537,407                -            1,209,628
Accumulation Units Redeemed                                     (8,926,146)               -           (1,243,977)
                                                             ---------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding            3,611,261                -              (34,349)
                                                             ===================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             0.35%(2)
                                                               -----------
Accumulation Unit Value                                           2.463532

Accumulation Units Issued                                          505,367
Accumulation Units Redeemed                                       (436,999)
                                                               -----------
Increase (Decrease) in Accumulation Units Outstanding               68,369
                                                               ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             0.15%(2)
                                                               -----------
Accumulation Unit Value                                          1.2374360

Accumulation Units Issued                                                -
Accumulation Units Redeemed                                              -
                                                               -----------
Increase (Decrease) in Accumulation Units Outstanding                    -
                                                               ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the             ARIEL           LOU HOLLAND      VALIC COMPANY I
increase (decrease) in units outstanding as of December 31,     APPRECIATION         GROWTH         BLUE CHIP GROWTH
2011.                                                               FUND              FUND                FUND
                                                             --------------------------------------------------------
                                                                DIVISION 69        DIVISION 70        DIVISION 72
                                                             --------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.85%(6)           1.85%(6)           1.85%(6)
                                                             -------------------------------------------------------
Accumulation Unit Value                                               0.909551           1.014866           0.996031

Accumulation Units Issued                                               27,621             12,064            217,475
Accumulation Units Redeemed                                                  -               (359)           (28,056)
                                                             -------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                   27,621             11,705            189,419
                                                             =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00%(2)(3)(4)(5)  1.00%(2)(3)(4)(5)  1.00%(2)(3)(4)(5)
                                                             -------------------------------------------------------
Accumulation Unit Value                                               1.771533           1.071161           0.964772

Accumulation Units Issued                                           17,031,433          8,219,835         24,720,913
Accumulation Units Redeemed                                        (18,654,758)        (3,672,139)       (35,541,612)
                                                             -------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               (1,623,325)         4,547,697        (10,820,699)
                                                             =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80%(2)           0.80%(2)           0.80%(2)
                                                             -------------------------------------------------------
Accumulation Unit Value                                               1.811526           1.095359           0.986570

Accumulation Units Issued                                            3,572,103          4,079,451          9,974,205
Accumulation Units Redeemed                                         (4,888,788)        (5,575,092)       (25,862,990)
                                                             -------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               (1,316,685)        (1,495,640)       (15,888,786)
                                                             =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60%(2)           0.60%(2)           0.60%(2)
                                                             -------------------------------------------------------
Accumulation Unit Value                                               1.852511           1.120111           1.008903

Accumulation Units Issued                                              361,130             74,318            494,360
Accumulation Units Redeemed                                           (276,680)           (74,864)          (372,918)
                                                             -------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                   84,451               (546)           121,443
                                                             =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40%(2)           0.40%(2)           0.40%(2)
                                                             -------------------------------------------------------
Accumulation Unit Value                                               0.979864           1.014024           0.904019

Accumulation Units Issued                                              783,754                  -                  -
Accumulation Units Redeemed                                           (897,356)                 -                  -
                                                             -------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                 (113,602)                 -                  -
                                                             =======================================================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis     VALIC COMPANY I    VALIC COMPANY I    VALIC COMPANY I
of the increase (decrease) in units outstanding     HEALTH SCIENCES         VALUE         BROAD CAP VALUE
as of December 31, 2011.                                 FUND               FUND               FUND
                                                   --------------------------------------------------------
                                                      DIVISION 73        DIVISION 74        DIVISION 75
                                                   --------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                   1.85%(6)           1.85%(6)           1.85%(6)
                                                   -------------------------------------------------------
Accumulation Unit Value                                     1.084607           0.959369           0.998078

Accumulation Units Issued                                    111,280             10,067            587,361
Accumulation Units Redeemed                                   (3,437)               (91)           (24,650)
                                                   -------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                                107,843              9,976            562,711
                                                   =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                              1.00%(2)(3)(4)(5)  1.00%(2)(3)(4)(5)  1.00%(2)(3)(4)(5)
                                                   -------------------------------------------------------
Accumulation Unit Value                                     1.606388           1.214851           1.066063

Accumulation Units Issued                                 16,708,370          7,415,098          5,933,907
Accumulation Units Redeemed                              (11,294,998)       (10,295,700)        (3,010,398)
                                                   -------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                              5,413,372         (2,880,602)         2,923,509
                                                   =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                   0.80%(2)           0.80%(2)           0.80%(2)
                                                   -------------------------------------------------------
Accumulation Unit Value                                     1.642608           1.239437           1.079087

Accumulation Units Issued                                  4,342,402          3,613,523          2,063,251
Accumulation Units Redeemed                               (3,855,726)        (5,148,165)        (1,014,871)
                                                   -------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                                486,676         (1,534,642)         1,048,381
                                                   =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                   0.60%(2)           0.60%(2)           0.60%(2)
                                                   -------------------------------------------------------
Accumulation Unit Value                                     1.679811           1.264515           1.092323

Accumulation Units Issued                                    386,412             48,591            192,925
Accumulation Units Redeemed                                 (254,894)          (165,864)           (90,587)
                                                   -------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                                131,518           (117,273)           102,338
                                                   =======================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                   0.40%(2)           0.40%(2)           0.40%(2)
                                                   -------------------------------------------------------
Accumulation Unit Value                                     1.155524           0.798539           0.897108

Accumulation Units Issued                                          -                  -                  -
Accumulation Units Redeemed                                        -                  -                  -
                                                   -------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                                      -                  -                  -
                                                   =======================================================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the        VALIC COMPANY I     VALIC COMPANY I    VALIC COMPANY I
increase (decrease) in units outstanding as of December 31,   LARGE CAP CORE    INFLATION PROTECTED    VALIC ULTRA
2011.                                                              FUND                FUND               FUND
                                                             ---------------------------------------------------------
                                                                DIVISION 76         DIVISION 77        DIVISION 78
                                                             ---------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.85%(6)            1.85%(6)           1.85%(6)
                                                             --------------------------------------------------------
Accumulation Unit Value                                               0.971459            1.080975          0.9756100

Accumulation Units Issued                                              601,455             855,443            173,712
Accumulation Units Redeemed                                            (30,719)           (292,139)            (1,596)
                                                             --------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                  570,735             563,304            172,116
                                                             ========================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00%(2)(3)(4)(5)   1.00%(2)(3)(4)(5)       1.45%(1)
                                                             --------------------------------------------------------
Accumulation Unit Value                                               1.216597            1.293056           1.014763

Accumulation Units Issued                                           13,544,004          76,356,464                  -
Accumulation Units Redeemed                                         (8,253,827)        (32,841,479)              (550)
                                                             --------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                5,290,177          43,514,985               (550)
                                                             ========================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80%(2)            0.80%(2)      1.00%(2)(3)(4)(5)
                                                             --------------------------------------------------------
Accumulation Unit Value                                               1.231491            1.311355           1.043543

Accumulation Units Issued                                            5,036,080           9,984,763         52,493,541
Accumulation Units Redeemed                                        (10,155,378)         (7,351,800)       (73,392,915)
                                                             --------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               (5,119,299)          2,632,963        (20,899,373)
                                                             ========================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60%(2)            0.60%(2)           0.95%(1)
                                                             --------------------------------------------------------
Accumulation Unit Value                                               1.246538            1.329971           1.046444

Accumulation Units Issued                                              202,978             378,395                  -
Accumulation Units Redeemed                                           (620,331)           (204,863)                 -
                                                             --------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                 (417,353)            173,532                  -
                                                             ========================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40%(2)            0.40%(2)           0.80%(2)
                                                             --------------------------------------------------------
Accumulation Unit Value                                               1.002905            1.259864           1.056289

Accumulation Units Issued                                                    -                   -         10,365,270
Accumulation Units Redeemed                                                  -                   -        (18,863,071)
                                                             --------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                        -                   -         (8,497,802)
                                                             ========================================================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                     0.60%(2)
                                                                                                    -----------------
Accumulation Unit Value                                                                                      1.069240

Accumulation Units Issued                                                                                   1,247,251
Accumulation Units Redeemed                                                                                (1,183,961)
                                                                                                    -----------------
Increase (Decrease) in Accumulation Units Outstanding                                                          63,289
                                                                                                    =================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                     0.40%(2)
                                                                                                    -----------------
Accumulation Unit Value                                                                                      0.936083

Accumulation Units Issued                                                                                   1,348,301
Accumulation Units Redeemed                                                                                (2,534,482)
                                                                                                    -----------------
Increase (Decrease) in Accumulation Units Outstanding                                                      (1,186,181)
                                                                                                    =================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and
analysis of the increase (decrease) in       VALIC COMPANY I       SUNAMERICA 2015 HIGH   SUNAMERICA 2020 HIGH
units outstanding as of December 31,       LARGE CAPITAL GROWTH         WATERMARK              WATERMARK
2011.                                              FUND                    FUND                   FUND
                                         ----------------------------------------------------------------------
                                               DIVISION 79             DIVISION 81            DIVISION 82
                                         ----------------------------------------------------------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               1.85% (6)         1.00% (2) (3) (4) (5)        1.85% (6)
                                         ---------------------------------------------------------------------
Accumulation Unit Value                            0.9216390                  1.1982500              1.1495050

Accumulation Units Issued                             85,873                    728,864                      -
Accumulation Units Redeemed                          (55,222)                (4,627,007)                     -
                                         ---------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   30,651                 (3,898,142)                     -
                                         =====================================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               1.45% (1)               0.80% (2)        1.00% (2) (3) (4) (5)
                                         ---------------------------------------------------------------------
Accumulation Unit Value                             1.031039                   1.214832               1.139397

Accumulation Units Issued                              2,640                     24,394              4,437,937
Accumulation Units Redeemed                             (496)                  (439,622)            (3,709,287)
                                         ---------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                    2,144                   (415,228)               728,650
                                         =====================================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                          1.00% (2) (3)(4)(5)          0.60% (2)              0.80% (2)
                                         ---------------------------------------------------------------------
Accumulation Unit Value                             1.064845                   1.231614               1.155145

Accumulation Units Issued                          8,917,763                          -                987,669
Accumulation Units Redeemed                      (28,031,008)                    (1,718)              (500,581)
                                         ---------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                              (19,113,245)                    (1,718)               487,089
                                         =====================================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               0.95% (1)               0.40% (2)              0.60% (2)
                                         ---------------------------------------------------------------------
Accumulation Unit Value                             1.068326                   1.017765               1.171119

Accumulation Units Issued                                  -                          -                 13,481
Accumulation Units Redeemed                                -                          -                (13,022)
                                         ---------------------------------------------------------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                        -                          -                    459
                                         =====================================================================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               0.80% (2)                                      0.40% (2)
                                         -------------------                             ---------------------
Accumulation Unit Value                             1.079909                                          0.948580

Accumulation Units Issued                          4,321,711                                                 -
Accumulation Units Redeemed                       (9,424,487)                                                -
                                         -------------------                             ---------------------
Increase (Decrease) in Accumulation
  Units Outstanding                               (5,102,777)                                                -
                                         ===================                             =====================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               0.60% (2)
                                         -------------------
Accumulation Unit Value                             1.095272

Accumulation Units Issued                            472,047
Accumulation Units Redeemed                         (804,040)
                                         -------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                 (331,993)
                                         ===================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               0.40% (2)
                                         -------------------
Accumulation Unit Value                             0.833197

Accumulation Units Issued                            655,694
Accumulation Units Redeemed                         (482,872)
                                         -------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                  172,822
                                         ===================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the           VALIC COMPANY I       VALIC COMPANY I
increase                                                     MID CAP STRATEGIC GROWTH SMALL CAP SPECIAL
(decrease) in units outstanding as of December 31, 2011.               FUND              VALUES FUND
                                                             -------------------------------------------
                                                                   DIVISION 83           DIVISION 84
                                                             -------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.85% (6)             1.85% (6)
Accumulation Unit Value                                                  0.9154290             0.9327580

Accumulation Units Issued                                                   76,702                     -
Accumulation Units Redeemed                                               (13,698)                     -
                                                             -------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                       63,005                     -
                                                             ===========================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.45% (1)         1.00%(2) (3)(4)(5)
                                                             ===========================================
Accumulation Unit Value                                                   1.274470              0.971583

Accumulation Units Issued                                                    2,551             7,284,855
Accumulation Units Redeemed                                                (1,863)          (20,964,320)
                                                             -------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                          688          (13,679,465)
                                                             ===========================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.00% (2)(3)(4)(5)        0.80% (2)
                                                             -------------------------------------------
Accumulation Unit Value                                                   1.316289              0.983476

Accumulation Units Issued                                                6,974,590             9,056,506
Accumulation Units Redeemed                                           (24,207,161)           (5,815,422)
                                                             -------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                 (17,232,571)             3,241,084
                                                             ===========================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.95% (1)             0.60% (2)
                                                             -------------------------------------------
Accumulation Unit Value                                                   1.320567              0.995508

Accumulation Units Issued                                                        -               422,680
Accumulation Units Redeemed                                                      -             (354,256)
                                                             -------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                            -                68,423
                                                             ===========================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.80% (2)             0.40% (2)
                                                             -------------------------------------------
Accumulation Unit Value                                                   1.334934              0.882892

Accumulation Units Issued                                                5,402,595                     -
Accumulation Units Redeemed                                            (9,035,488)                     -
                                                             -------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                  (3,632,893)                     -
                                                             ===========================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.60% (2)
                                                                ------------------
Accumulation Unit Value                                                   1.353896

Accumulation Units Issued                                                  185,863
Accumulation Units Redeemed                                              (415,325)
                                                                ------------------
Increase (Decrease) in Accumulation Units Outstanding                    (229,462)
                                                                ==================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.40% (2)
                                                                ------------------
Accumulation Unit Value                                                   0.847936

Accumulation Units Issued                                                  442,595
Accumulation Units Redeemed                                              (428,671)
                                                                ------------------
Increase (Decrease) in Accumulation Units Outstanding                       13,924
                                                                ==================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the         VALIC COMPANY I     VALIC COMPANY I     VALIC COMPANY I
increase (decrease) in units outstanding as of December 31,  SMALL CAP STRATEGIC SMALL CAP AGGRESSIVE EMERGING ECONOMIES
2011.                                                            GROWTH FUND         GRWOTH FUND             FUND
                                                             -----------------------------------------------------------
                                                                 DIVISION 85         DIVISION 86         DIVISION 87
                                                             -----------------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             1.85% (6)            1.85% (6)           1.85% (6)
                                                             -----------------------------------------------------------
Accumulation Unit Value                                                0.938846             0.881481            0.853929

Accumulation Units Issued                                                     -                8,824              18,126
Accumulation Units Redeemed                                                   -                    -                   -
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                         -                8,824              18,126
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% (2)(3)(4)(5)   1.00% (2)(3)(4)(5)      1.45% (1)
                                                             -----------------------------------------------------------
Accumulation Unit Value                                                0.998727             1.155997            0.829563

Accumulation Units Issued                                             5,973,543            5,805,013              25,508
Accumulation Units Redeemed                                        (12,967,080)         (11,845,254)             (9,610)
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               (6,993,537)          (6,040,241)              15,897
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             0.80% (2)            0.80% (2)       1.00% (2)(3)(4)(5)
                                                             -----------------------------------------------------------
Accumulation Unit Value                                                1.010961             1.170139            0.853084

Accumulation Units Issued                                             2,079,559            3,716,701          14,497,876
Accumulation Units Redeemed                                         (3,307,679)          (5,467,814)        (20,564,984)
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding               (1,228,120)          (1,751,113)         (6,067,108)
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             0.60% (2)            0.60% (2)           0.95% (1)
                                                             -----------------------------------------------------------
Accumulation Unit Value                                                1.023290             1.184454            0.855471

Accumulation Units Issued                                                72,025               46,080                   -
Accumulation Units Redeemed                                           (194,186)            (145,824)                   -
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                 (122,161)             (99,744)                   -
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             0.40% (2)            0.40% (2)           0.80% (2)
                                                             -----------------------------------------------------------
Accumulation Unit Value                                                0.914003             0.950343            0.863540

Accumulation Units Issued                                                     -                    -          15,907,661
Accumulation Units Redeemed                                                   -                    -        (10,050,898)
                                                             -----------------------------------------------------------
Increase (Decrease) in Accumulation Units Outstanding                         -                    -           5,856,763
                                                             ===========================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                      0.60% (2)
                                                                                                      ------------------
Accumulation Unit Value                                                                                         0.874103

Accumulation Units Issued                                                                                        897,446
Accumulation Units Redeemed                                                                                    (750,623)
                                                                                                      ------------------
Increase (Decrease) in Accumulation Units Outstanding                                                            146,823
                                                                                                      ==================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                      0.40% (2)
                                                                                                      ------------------
Accumulation Unit Value                                                                                         0.609469

Accumulation Units Issued                                                                                      3,698,282
Accumulation Units Redeemed                                                                                  (3,209,801)
                                                                                                      ------------------
Increase (Decrease) in Accumulation Units Outstanding                                                            488,481
                                                                                                      ==================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis    VALIC COMPANY I    VALIC COMPANY I    VALIC COMPANY I   INVESCO BALANCE-RISK
of the increase (decrease) in units outstanding    GLOBAL STRATEGY     FOREIGN VALUE    GLOBAL REAL ESTATE  COMMODITY STRATEGY
as of December 31, 2011.                                FUND               FUND                FUND                FUND
                                                  -----------------------------------------------------------------------------
                                                     DIVISION 88        DIVISION 89        DIVISION 101        DIVISION 102
                                                  -----------------------------------------------------------------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                 1.85% (6)          1.85% (6)          1.85% (6)           1.85% (6)
                                                  -----------------------------------------------------------------------------
Accumulation Unit Value                                     0.959887           0.853937           0.903129            0.965597

Accumulation Units Issued                                    157,442            328,217             37,395                   -
Accumulation Units Redeemed                                  (4,086)           (46,258)            (5,088)                   -
                                                  -----------------------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                                153,356            281,960             32,307                   -
                                                  =============================================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                             1.00% (2)(3)(4)(5) 1.00% (2)(3)(4)(5) 1.00% (2)(3)(4)(5)  1.00% (2)(3)(4)(5)
                                                  -----------------------------------------------------------------------------
Accumulation Unit Value                                     1.364636           0.987452           0.894454            0.966950

Accumulation Units Issued                                 14,899,719         64,261,648         68,191,702           4,798,297
Accumulation Units Redeemed                             (30,430,925)       (59,451,455)       (47,892,755)            (39,305)
                                                  -----------------------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                           (15,531,206)          4,810,193         20,298,947           4,758,993
                                                  =============================================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                 0.80% (2)          0.80% (2)          0.80% (2)           0.80% (2)
                                                  -----------------------------------------------------------------------------
Accumulation Unit Value                                     1.381327           0.999518           0.901308            0.967265

Accumulation Units Issued                                 14,399,591         27,453,388          5,739,815             152,780
Accumulation Units Redeemed                             (22,995,767)       (38,154,900)        (7,923,012)             (1,336)
                                                  -----------------------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                            (8,596,176)       (10,701,512)        (2,183,197)             151,444
                                                  =============================================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                 0.60% (2)          0.60% (2)          0.60% (2)           0.60% (2)
                                                  -----------------------------------------------------------------------------
Accumulation Unit Value                                     1.398240           1.011778           0.908211            0.967586

Accumulation Units Issued                                    945,761            776,230            571,919              27,913
Accumulation Units Redeemed                              (1,296,603)        (1,973,612)          (372,316)                 (1)
                                                  -----------------------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                              (350,842)        (1,197,382)            199,603              27,912
                                                  =============================================================================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                 0.40% (2)          0.40% (2)          0.40% (2)           0.40% (2)
                                                  -----------------------------------------------------------------------------
Accumulation Unit Value                                     1.014944           0.719355           0.915178            0.967904

Accumulation Units Issued                                          -              2,598                  -                   -
Accumulation Units Redeemed                                        -           (83,080)                  -                   -
                                                  -----------------------------------------------------------------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                                      -           (80,482)                  -                   -
                                                  =============================================================================






(1)Offered in registered Potentia Product
(2)Offered in Portfolio Director Product
(3)Offered in Group Unit Purchase Product
(4)Offered in Independence Plus Fixed and Variable Annuity Product
(5)Offered in Impact Fixed and Variable Annuity Product
(6)Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for the divisions, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended December 31, 2011, follows:

                                         AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                               ------------------------------------  --------------------------------------------------------
                                       UNIT FAIR VALUE     NET        AVERAGE   INVESTMENT  EXPENSE RATIO    TOTAL RETURN
                               UNITS      LOWEST TO       ASSETS     NET ASSETS   INCOME      LOWEST TO        LOWEST TO
                               (000S)      HIGHEST        (000S)       (000S)   RATIO (1)    HIGHEST (2)      HIGHEST (3)
                               ------------------------------------  --------------------------------------------------------

VALIC COMPANY I CAPITAL CONSERVATION FUND, DIVISION 1
-------------------------------------------------------------------
2011                               369 $ 6.18           $    2,594   $    2,602    3.18%   0.40% to  1.00%   5.77%
2010                               381   5.85                2,538        2,485    3.21     0.40 to   1.00   6.77
2009                               396   5.48                2,436        2,443    4.74     0.40 to   1.00   9.91
2008                               491   4.98                2,453        2,652    7.31     0.40 to   1.00  -3.97
2007                               549   5.19                2,850        3,060    5.31     0.40 to   1.00   2.63

VALIC COMPANY I MONEY MARKET I FUND, DIVISION 2
-------------------------------------------------------------------
2011                               237 $ 2.96           $      702   $      724    0.01%   0.40% to  1.00%  -0.98%
2010                               250   2.99                  745          906    0.01     0.40 to   1.00  -0.97
2009                               354   3.02                1,067        1,206    0.34     0.40 to   1.00  -0.70
2008                               443   3.04                1,344        1,331    2.32     0.40 to   1.00   1.21
2007                               439   3.00                1,317        1,403    4.95     0.40 to   1.00   3.65

VALIC COMPANY I MID CAP INDEX FUND, DIVISION 4
-------------------------------------------------------------------
2011                           217,217 $ 0.96 to  12.58 $2,286,604   $2,458,249    0.90%   0.40% to  2.10%  -3.80% to  -2.40%
2010                           229,477   1.03 to  12.91  2,496,518    2,143,995    1.11     0.40 to   1.25  24.43  to  25.75
2009                           233,428   0.82 to  10.29  2,026,974    1,616,528    1.84     0.40 to   1.25  36.28  to  38.00
2008                           244,773   0.59 to   7.49  1,556,585    2,249,264    1.00     0.40 to   1.25 -38.00  to  -37.00
2007                           266,356   1.55 to  11.93  2,889,174    2,854,907    1.00     0.40 to   1.25   6.00  to   7.00

VALIC COMPANY I ASSET ALLOCATION FUND, DIVISION 5
-------------------------------------------------------------------
2011                            24,285 $ 0.99 to   6.24 $  135,824   $  138,288    2.47%   0.40% to  1.85%  -0.92% to  0.52%
2010                            24,625   1.06 to   6.22    138,558      130,054    2.08     0.40 to   1.00  13.42  to  14.10
2009                            26,016   0.93 to   5.46    128,975      112,275    3.15     0.40 to   1.00  22.38  to  23.00
2008                            27,866   0.75 to   4.44    112,753      142,569    3.18     0.40 to   1.00 -22.88  to  -22.41
2007                            32,061   5.22 to   5.74    167,933      172,035    2.82     0.40 to   1.00   5.24  to   5.66

VALIC COMPANY I MONEY MARKET I FUND, DIVISION 6
-------------------------------------------------------------------
2011                           190,599 $ 0.98 to   2.31 $  394,983   $  390,998    0.01%   0.40% to  2.10%  -1.82% to  -0.39%
2010                           185,907   1.02 to   2.33    387,635      407,687    0.01     0.40 to   1.25  -1.43  to  -0.38
2009                           203,942   1.02 to   2.34    428,483      462,539    0.32     0.40 to   1.25  -1.15  to   0.00
2008                           234,879   1.02 to   2.35    496,779      469,954    2.27     0.40 to   1.25   0.75  to   1.82
2007                           211,605   1.08 to   2.31    443,130      413,701    4.70     0.40 to   1.25   3.17  to   4.07

VALIC COMPANY I CAPITAL CONSERVATION FUND, DIVISION 7
-------------------------------------------------------------------
2011                            44,539 $ 1.05 to   3.84 $  156,309   $  147,378    3.29%   0.40% to  1.85%   4.87% to  6.40%
2010                            41,939   1.15 to   3.61    138,921      127,614    3.44     0.40 to   1.00   6.77  to   7.41
2009                            37,698   1.07 to   3.37    116,753      112,951    4.82     0.40 to   1.00   9.91  to  11.00
2008                            38,835   0.97 to   3.06    109,358      141,419    6.13     0.40 to   1.00  -3.97  to  -3.39
2007                            59,709   2.91 to   3.17    173,479      190,291    5.24     0.40 to   1.00   2.63  to   3.04

VALIC COMPANY I GOVERNMENT SECURITIES FUND, DIVISION 8
-------------------------------------------------------------------
2011                            33,043 $ 1.08 to   3.87 $  116,669   $  108,963    2.22%   0.40% to  1.85%   7.77% to  9.34%
2010                            34,699   1.12 to   3.55    112,820      119,919    2.87     0.40 to   1.00   2.93  to   3.55
2009                            39,018   1.08 to   3.44    123,250      130,318    3.56     0.40 to   1.00  -4.74  to  -4.00
2008                            48,452   1.12 to   3.59    160,387      129,526    2.74     0.40 to   1.00   8.66  to   9.32
2007                            33,698   3.02 to   3.29    101,522       96,840    4.49     0.40 to   1.00   6.59  to   7.02

VALIC COMPANY I STOCK INDEX FUND, DIVISION 10A
-------------------------------------------------------------------
2011                             4,320 $24.43           $  107,283   $  113,620    1.63%   1.01%             0.81%
2010                             4,863  24.23              119,948      119,125    1.54     0.97            13.55
2009                             5,436  21.34              118,342      113,495    2.21     0.94            24.91
2008                             6,222  17.09              108,696      158,889    2.14     1.03           -37.83
2007                             7,438  27.48              209,082      221,267    1.50     1.03             4.07

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.Financial Highlights (Continued)

                          AT DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                ----------------------------------   -------------------------------------------------------------
                        UNIT FAIR VALUE    NET        AVERAGE   INVESTMENT  EXPENSE RATIO              TOTAL RETURN
                UNITS      LOWEST TO      ASSETS     NET ASSETS   INCOME      LOWEST TO                 LOWEST TO
                (000S)      HIGHEST       (000S)       (000S)   RATIO (1)    HIGHEST (2)               HIGHEST (3)
-----------------------------------------------------------------------------------------------------------------------

VALIC COMPANY I STOCK INDEX FUND,
  DIVISION 10B
---------------------------------------------------
2011                226 $42.27          $    9,663   $   10,179   1.64%    0.64%                      1.34%
2010                255  41.71              10,702       10,593    1.54     0.63                      14.23
2009                283  36.52              10,476       10,297    2.15     0.63                      25.65
2008                343  29.06              10,107       14,389    2.23     0.42                     -37.46
2007                394  46.48              18,670       19,183    1.55     0.43                       4.68

VALIC COMPANY I STOCK INDEX FUND.
  DIVISION 10C
---------------------------------------------------
2011            606,629 $ 0.87 to  5.71 $2,947,401   $3,028,368   1.68%    0.40%  to  1.85%          -0.04% to    1.41%
2010            646,779   0.85 to  5.64  3,118,465    2,982,658    1.59     0.40  to   1.45           13.03 to    14.23
2009            673,226   0.75 to  4.95  2,854,853    2,576,473    2.33     0.40  to   1.45           24.33 to    25.66
2008            680,762   0.59 to  3.95  2,299,825    3,429,040    2.00     0.40  to   1.45          -38.00 to   -37.00
2007            780,662   1.10 to  6.33  4,558,255    4,610,909    2.00     0.40  to   1.45            4.00 to     4.00

VALIC COMPANY I STOCK INDEX FUND,
  DIVISION 10D
---------------------------------------------------
2011              1,368 $ 9.19          $   12,650   $   13,619   1.60%    0.40%  to  1.00%           0.81%
2010              1,591   9.12              14,586       14,365    1.55     0.40  to   1.00           13.55
2009              1,752   8.03              14,143       13,440    2.22     0.40  to   1.00           24.91
2008              1,970   6.43              12,736       18,529    2.16     0.40  to   1.00          -37.83
2007              2,341  10.34              24,323       25,605    1.52     0.40  to   1.00            4.07

VALIC COMPANY I INTERNATIONAL EQUITIES FUND,
  DIVISION 11
---------------------------------------------------
2011            590,610 $ 0.63 to  1.56 $  851,929   $  922,718   2.92%    0.40%  to  1.85%         -14.69% to  -13.45%
2010            545,749   0.73 to  1.81    914,538      827,162    2.51     0.40  to   1.00            7.38 to     8.03
2009            546,905   0.68 to  1.68    853,578      686,672    2.96     0.40  to   1.00           28.31 to    29.08
2008            546,311   0.53 to  1.30    664,239      885,419    3.44     0.40  to   1.00          -43.96 to   -43.62
2007            492,598   2.15 to  2.32  1,061,636    1,018,204    2.44     0.40  to   1.00            7.68 to     8.11

VALIC COMPANY I GLOBAL SOCIAL AWARENESS FUND,
  DIVISION 12
---------------------------------------------------
2011             72,176 $ 0.76 to  3.86 $  255,983   $  275,896   1.99%    0.40%  to  1.85%          -7.53% to   -6.55%
2010             74,146   0.82 to  4.13    282,439      277,470    1.59     0.40  to   1.45           10.60 to    11.78
2009             82,271   0.73 to  3.71    281,524      251,597    2.74     0.40  to   1.45           29.66 to    31.04
2008            112,984   0.56 to  2.83    297,995      445,017    2.15     0.40  to   1.45          -40.85 to   -40.22
2007             99,869   1.09 to  4.75    442,767      449,026    1.22     0.40  to   1.45            2.88 to     3.77

VALIC COMPANY I INTERNATIONAL GOVERNMENT BOND
  FUND, DIVISION 13
---------------------------------------------------
2011             66,998 $ 1.03 to  3.26 $  201,827   $  180,773   3.92%    0.40%  to  1.85%           2.57% to    4.06%
2010             54,808   1.19 to  3.13    160,668      156,568    4.72     0.40  to   1.00            7.04 to     7.68
2009             56,220   1.10 to  2.92    153,805      139,893    4.23     0.40  to   1.00           10.47 to    11.14
2008             63,244   0.99 to  2.63    156,509      165,606    5.75     0.40  to   1.00           -1.56 to    -0.96
2007             56,482   2.50 to  2.66    141,092      135,703    5.15     0.40  to   1.00            5.95 to     6.38

VALIC COMPANY I SMALL CAP INDEX FUND, DIVISION 14
---------------------------------------------------
2011            225,799 $ 0.93 to  4.00 $  811,189   $  869,879   0.97%    0.40%  to  1.85%          -6.06% to   -4.69%
2010            239,145   0.97 to  4.21    908,953      802,437    0.92     0.40  to   1.45           24.72 to    26.04
2009            253,624   0.77 to  3.34    771,594      625,406    1.87     0.40  to   1.45           26.36 to    27.71
2008            269,419   0.60 to  2.62    647,869      881,941    1.61     0.40  to   1.45          -35.42 to   -34.73
2007            302,678   1.44 to  4.03  1,146,052    1,171,294    1.10     0.40  to   1.45           -3.32 to    -2.48

VALIC COMPANY I CORE EQUITY FUND, DIVISION 15
---------------------------------------------------
2011            105,328 $ 0.82 to  2.17 $  213,715   $  229,899   1.08%    0.40%  to  1.85%          -2.30% to   -0.88%
2010            114,337   0.82 to  2.19    235,433      224,786    1.26     0.40  to   1.00           11.70 to    12.37
2009            126,171   0.73 to  1.95    232,389      196,305    2.17     0.40  to   1.00           22.12 to    22.85
2008            139,868   0.60 to  1.59    210,844      301,477    0.94     0.40  to   1.00          -37.70 to   -37.32
2007            162,588   2.41 to  2.55    389,413      430,337    0.90     0.40  to   1.00            1.95 to     2.36

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.FINANCIAL HIGHLIGHTS (CONTINUED)

                         AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                -----------------------------------  ---------------------------------------------------------
                        UNIT FAIR VALUE    NET        AVERAGE   INVESTMENT EXPENSE RATIO      TOTAL RETURN
                UNITS     LOWEST TO       ASSETS     NET ASSETS   INCOME     LOWEST TO         LOWEST TO
                (000S)     HIGHEST        (000S)       (000S)   RATIO (1)   HIGHEST (2)       HIGHEST (3)
---------------------------------------------------  ---------------------------------------------------------

VALIC COMPANY I GROWTH & INCOME FUND, DIVISION 16
---------------------------------------------------
2011             36,023 $0.78  to  2.25 $   76,135   $   81,238   0.77%    0.40% to  1.85%  -6.10% to   -4.73%
2010             37,680  0.81  to  2.37     84,164       79,052    1.25     0.40 to   1.45   10.64 to    11.81
2009             40,126  0.73  to  2.12     80,518       68,356    2.57     0.40 to   1.45   20.05 to    21.33
2008             44,144  0.60  to  1.75     73,428      106,096    1.90     0.40 to   1.45  -37.67 to   -37.00
2007             49,658  1.09  to  2.79    131,332      136,637    1.20     0.40 to   1.45    5.49 to     6.40

VALIC COMPANY I SCIENCE & TECHNOLOGY FUND,
  DIVISION 17
---------------------------------------------------
2011            266,886 $0.60  to  2.84 $  687,137   $  791,033   0.00%    0.40% to  1.85%  -7.71% to   -6.36%
2010            293,662  0.65  to  3.04    812,819      726,982       -     0.40 to   1.45   20.32 to    21.60
2009            320,463  0.54  to  2.51    735,085      560,627    0.11     0.40 to   1.45   63.11 to    64.85
2008            331,257  0.33  to  1.52    463,670      736,702       -     0.40 to   1.45  -46.77 to   -46.20
2007            360,978  0.62  to  2.84    968,391      970,673       -     0.40 to   1.45   15.98 to    16.99

VALIC COMPANY I SMALL CAP FUND, DIVISION 18
---------------------------------------------------
2011            107,633 $0.97  to  3.03 $  302,695   $  324,004   0.13%    0.40% to  1.85%  -2.58% to   -1.16%
2010            114,707  0.99  to  3.07    328,013      289,296    0.18     0.40 to   1.00   28.27 to    29.04
2009            125,005  0.77  to  2.38    278,537      230,121    0.56     0.40 to   1.00   27.11 to    27.88
2008            137,567  0.60  to  1.87    240,997      341,874    0.38     0.40 to   1.00  -34.91 to   -34.52
2007            160,027  2.68  to  2.86    428,636      511,816    0.03     0.40 to   1.00   -7.14 to    -6.76

VALIC COMPANY I INTERNATIONAL GROWTH FUND,
  DIVISION 20
---------------------------------------------------
2011            234,810 $0.74  to  2.19 $  482,873   $  555,034   1.62%    0.40% to  1.85% -11.46% to  -10.17%
2010            259,788  0.82  to  2.44    597,987      522,038    1.50     0.40 to   1.00   11.47 to    12.14
2009            262,693  0.73  to  2.18    541,547      427,517    2.28     0.40 to   1.00   34.01 to    34.82
2008            267,849  0.54  to  1.62    411,248      584,007    1.65     0.40 to   1.00  -42.57 to   -42.22
2007            263,159  2.64  to  2.81    698,587      661,103    0.92     0.40 to   1.00   13.53 to    13.99

VALIC COMPANY I DIVIDEND VALUE FUND, DIVISION 21
---------------------------------------------------
2011            137,547 $0.87  to  1.89 $  237,769   $  194,482   1.68%    0.40% to  1.85%   6.20% to    7.74%
2010             93,955  0.81  to  1.76    151,322      132,577    1.38     0.40 to   1.00   12.91 to    13.59
2009             85,766  0.71  to  1.55    122,205       99,548    2.83     0.40 to   1.00   17.81 to    18.52
2008             89,191  0.60  to  1.31    107,471      156,956    2.32     0.40 to   1.00  -35.88 to   -35.49
2007            109,148  1.87  to  2.04    202,154      231,639    1.64     0.40 to   1.00   -1.44 to    -1.05

VANGUARD LONG-TERM INVESTMENT GRADE FUND,
  DIVISION 22
---------------------------------------------------
2011             91,923 $1.15  to  3.07 $  252,660   $  205,693   5.37%    0.40% to  1.85%  15.04% to   16.71%
2010             80,641  1.23  to  2.63    191,367      183,929    5.63     0.40 to   1.00    9.61 to    10.27
2009             78,886  1.11  to  2.39    170,703      156,319    6.25     0.40 to   1.00    7.67 to     8.32
2008             80,380  1.03  to  2.21    161,331      163,740    6.06     0.40 to   1.00    1.27 to     1.89
2007             95,031  1.96  to  2.18    185,261      207,885    5.78     0.40 to   1.00    2.72 to     3.13

VANGUARD LONG-TERM TREASURY FUND, DIVISION 23
---------------------------------------------------
2011            110,878 $1.27  to  3.37 $  340,278   $  290,919   3.27%    0.40% to  1.85%  26.91% to   28.75%
2010            120,333  1.21  to  2.62    288,502      310,318    4.03     0.40 to   1.00    7.84 to     8.48
2009            142,416  1.11  to  2.42    317,183      355,802    4.13     0.40 to   1.00  -12.93 to   -12.41
2008            179,085  1.27  to  2.77    457,525      363,716    4.33     0.40 to   1.00   21.29 to    22.02
2007            138,737  2.09  to  2.27    288,608      280,019    4.84     0.40 to   1.00    8.15 to     8.58

VANGUARD WINDSOR II FUND, DIVISION 24
---------------------------------------------------
2011            609,057 $0.83  to  2.55 $1,377,632   $1,434,797   2.23%    0.65% to  2.10%   0.57% to    2.04%
2010            655,224  0.81  to  2.50  1,462,420    1,427,243    1.98     0.65 to   1.25    9.24 to     9.90
2009            715,186  0.74  to  2.28  1,462,917    1,181,133    2.77     0.65 to   1.25   25.47 to    26.23
2008            694,646  0.58  to  1.81  1,128,091    1,499,307    2.96     0.65 to   1.25  -37.49 to   -37.11
2007            669,939  2.65  to  2.89  1,761,795    1,909,890    2.19     0.65 to   1.25    0.95 to     1.36

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
7. FINANCIAL HIGHLIGHTS (CONTINUED)

                         AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
                ---------------------------------    ---------------------------------------------------------
                        UNIT FAIR VALUE    NET        AVERAGE   INVESTMENT  EXPENSE RATIO     TOTAL RETURN
                UNITS     LOWEST TO       ASSETS     NET ASSETS   INCOME      LOWEST TO         LOWEST TO
                (000S)     HIGHEST        (000S)       (000S)   RATIO (1)    HIGHEST (2)       HIGHEST (3)
---------------------------------------------------  ---------------------------------------------------------

VANGUARD WELLINGTON FUND, DIVISION 25
---------------------------------------------------
2011            548,042 $1.02  to  3.10 $1,483,510   $1,530,644   2.97%    0.65% to  2.10%   1.70% to    3.18%
2010            590,076  1.01  to  3.01  1,558,590    1,436,066    2.90     0.65 to   1.25    9.56 to    10.22
2009            581,855  0.92  to  2.74  1,395,733    1,189,390    3.62     0.65 to   1.25   20.68 to    21.41
2008            618,448  0.76  to  2.26  1,225,434    1,497,681    3.54     0.65 to   1.25  -23.26 to   -22.80
2007            633,980  2.65  to  2.93  1,651,772    1,638,117    3.22     0.65 to   1.25    7.02 to     7.45

VALIC COMPANY II INTERNATIONAL SMALL CAP EQUITY
  FUND, DIVISION 33
---------------------------------------------------
2011            345,788 $0.63  to  1.58 $  519,835   $  605,065   1.64%    0.15% to  1.60% -20.90% to  -19.74%
2010            338,206  0.79  to  1.97    637,415      587,896    1.03     0.15 to   0.75   19.14 to    19.86
2009            376,297  0.66  to  1.65    595,446      495,566    1.70     0.15 to   0.75   24.64 to    25.39
2008            406,274  0.52  to  1.32    516,024      616,841    1.17     0.15 to   0.75  -41.85 to   -41.50
2007            347,000  2.18  to  2.26    752,863      702,426    0.59     0.15 to   0.75    5.06 to     5.49

VALIC COMPANY II SMALL CAP GROWTH FUND,
  DIVISION 35
---------------------------------------------------
2011             43,106 $0.87  to  1.72 $   70,618   $   73,384   0.00%    0.15% to  1.60%  -5.68% to   -4.31%
2010             40,165  0.93  to  1.80     69,252       49,816     -       0.15 to   1.20   31.75 to    33.49
2009             34,299  0.70  to  1.35     44,559       33,811     -       0.15 to   1.20   35.77 to    37.56
2008             31,934  0.52  to  0.99     30,327       41,375     -       0.15 to   1.20  -44.05 to   -43.31
2007             31,678  0.93  to  1.74     52,812       52,675     -       0.15 to   1.20    2.53 to     3.68

VALIC COMPANY II SMALL CAP VALUE FUND,
  DIVISION 36
---------------------------------------------------
2011            172,412 $0.91  to  2.37 $  383,764   $  427,513   0.87%    0.15% to  1.60%  -9.23% to   -7.90%
2010            184,161  1.00  to  2.58    448,256      379,693    1.17     0.15 to   0.75   24.88 to    25.63
2009            187,896  0.80  to  2.05    366,264      276,720    1.27     0.15 to   0.75   23.27 to    24.02
2008            145,609  0.64  to  1.66    228,970      259,868    1.06     0.15 to   0.75  -30.25 to   -29.83
2007            106,944  2.28  to  2.37    244,244      234,509    0.65     0.15 to   0.75   -7.68 to    -7.30

VALIC COMPANY II MID CAP GROWTH FUND, DIVISION 37
---------------------------------------------------
2011            109,257 $0.84  to  1.35 $  140,381   $  162,982   0.00%    0.15% to  1.60%  -6.60% to   -5.24%
2010            118,027  0.89  to  1.43    160,999      179,414     -       0.15 to   0.75   21.28 to    22.01
2009            162,373  0.73  to  1.17    182,531      141,799     -       0.15 to   0.75   42.60 to    43.45
2008            167,995  0.51  to  0.82    132,414      166,293     -       0.15 to   0.75  -47.02 to   -46.70
2007             62,487  1.48  to  1.54     91,726       80,411     -       0.15 to   0.75   13.07 to    13.53

VALIC COMPANY II MID CAP VALUE FUND, DIVISION 38
---------------------------------------------------
2011            190,365 $0.86  to  3.27 $  580,005   $  567,306   0.51%    0.15% to  1.60% -10.23% to   -8.92%
2010            165,538  0.95  to  3.59    555,061      485,670    0.70     0.15 to   0.75   21.29 to    22.02
2009            180,191  0.78  to  2.95    499,338      397,647    1.30     0.15 to   0.75   35.75 to    36.57
2008            193,079  0.57  to  2.17    393,903      513,298    0.46     0.15 to   0.75  -39.15 to   -38.79
2007            137,959  3.41  to  3.54    470,359      494,779    0.46     0.15 to   0.75    2.03 to     2.44

VALIC COMPANY II CAPITAL APPRECIATION FUND,
  DIVISION 39
---------------------------------------------------
2011             29,258 $0.70  to  1.20 $   28,216   $   30,075   0.47%    0.15% to  1.60%  -3.44% to   -2.03%
2010             31,069  0.72  to  1.24     30,770       28,686    0.40     0.15 to   1.20   12.70 to    14.18
2009             33,269  0.64  to  1.09     29,011       23,949    1.27     0.15 to   1.20   30.38 to    32.10
2008             35,384  0.49  to  0.83     23,480       32,614    0.07     0.15 to   1.20  -44.98 to   -44.26
2007             27,872  0.89  to  1.51     33,206       16,563    0.54     0.15 to   1.20   18.18 to    19.50

VALIC COMPANY II LARGE CAP VALUE FUND,
  DIVISION 40
---------------------------------------------------
2011             95,597 $0.73  to  1.71 $  155,197   $  161,604   1.01%    0.15% to  1.60%  -5.89% to   -4.52%
2010             96,600  0.76  to  1.79    165,350      158,831    1.29     0.15 to   0.75   15.07 to    15.76
2009            106,396  0.66  to  1.55    158,240      136,168    2.07     0.15 to   0.75    9.36 to    10.02
2008            115,417  0.60  to  1.41    156,942      279,624    1.78     0.15 to   0.75  -37.19 to   -36.81
2007            181,763  2.16  to  2.24    391,778      366,717    0.99     0.15 to   0.75    2.28 to     2.69

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)


                         AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
                ---------------------------------    ------------------------------------------------------
                        UNIT FAIR VALUE    NET        AVERAGE   INVESTMENT  EXPENSE RATIO    TOTAL RETURN
                UNITS     LOWEST TO       ASSETS     NET ASSETS   INCOME      LOWEST TO       LOWEST TO
                (000S)     HIGHEST        (000S)       (000S)   RATIO (1)    HIGHEST (2)     HIGHEST (3)
---------------------------------------------------  -------------------------------------------------------

VALIC COMPANY II SOCIALLY RESPONSIBLE FUND,
  DIVISION 41
---------------------------------------------------
2011            465,306 $0.89  to  1.48 $  656,164    $724,622    1.24%    0.15% to  1.60% -0.30% to   1.15%
2010            543,535  0.88  to  1.47    762,238     726,809    1.13      0.15 to   0.75  13.77 to   14.46
2009            588,653  0.77  to  1.29    724,759     589,344    1.89      0.15 to   0.75  29.72 to   30.50
2008            624,830  0.59  to  0.99    593,031     845,688    1.67      0.15 to   0.75 -38.01 to  -37.63
2007            673,004  1.53  to  1.59  1,026,361     823,411    1.11      0.15 to   0.75   3.20 to    3.62

VALIC COMPANY II MONEY MARKET II FUND,
  DIVISION 44
---------------------------------------------------
2011            152,454 $0.98  to  1.32 $  192,060    $191,918    0.01%    0.15% to  1.60% -1.57% to  -0.14%
2010            145,958  1.03  to  1.33    185,792     211,555    0.01      0.15 to   0.75  -0.74 to   -0.14
2009            177,060  1.03  to  1.33    227,029     255,923    0.41      0.15 to   0.75  -0.40 to    0.20
2008            246,302  1.03  to  1.33    316,406     334,421    2.23      0.15 to   0.75   1.47 to    2.08
2007            268,779  1.26  to  1.31    338,361     287,347    4.48      0.15 to   0.75   3.85 to    4.27

VALIC COMPANY I NASDAQ-100(R) INDEX FUND,
  DIVISION 46
---------------------------------------------------
2011            184,202 $0.62  to  1.01 $  115,067    $116,952    0.37%    0.40% to  1.85%  1.08% to   2.55%
2010            187,997  0.61  to  0.99    115,120     103,478    0.26      0.40 to   1.00  18.53 to   19.25
2009            195,757  0.51  to  0.83    101,088      72,999    0.31      0.40 to   1.00  53.89 to   54.81
2008            159,845  0.33  to  0.53     53,618      77,846    0.24      0.40 to   1.00 -42.99 to  -42.65
2007            168,286  0.59  to  0.60     97,988      84,217    0.08      0.40 to   1.00  17.42 to   17.89

VALIC COMPANY II AGGRESSIVE GROWTH LIFESTYLE
  FUND, DIVISION 48
---------------------------------------------------
2011            110,693 $0.95  to  2.04 $  214,836    $180,875    2.04%    0.15% to  1.85% -1.75% to  -0.32%
2010             78,398  0.95  to  2.05    153,507     124,682    2.55      0.15 to   1.20  14.24 to   15.74
2009             63,007  0.82  to  1.77    107,254      81,839    1.98      0.15 to   1.20  27.30 to   28.98
2008             53,544  0.64  to  1.38     71,085      84,221    2.28      0.15 to   1.20 -33.93 to  -33.05
2007             46,108  1.33  to  2.06     90,631      79,120    1.71      0.15 to   1.20   8.20 to    9.41

VALIC COMPANY II MODERATE GROWTH LIFESTYLE FUND,
  DIVISION 49
---------------------------------------------------
2011            149,322 $1.00  to  2.21 $  313,625    $274,844    2.25%    0.15% to  1.85% -0.35% to   1.10%
2010            113,112  1.03  to  2.19    236,445     193,044    3.00      0.15 to   1.20  13.21 to   14.70
2009             89,780  0.90  to  1.91    164,570     127,577    2.66      0.15 to   1.20  24.28 to   25.91
2008             80,685  0.71  to  1.52    118,105     132,834    2.48      0.15 to   1.20 -27.25 to  -26.29
2007             68,608  1.37  to  2.07    135,383     116,816    1.47      0.15 to   1.20   7.30 to    8.51

VALIC COMPANY II CONSERVATIVE GROWTH LIFESTYLE
  FUND, DIVISION 50
---------------------------------------------------
2011             63,788 $1.02  to  2.24 $  135,919    $116,178    2.76%    0.15% to  1.85%  1.79% to   3.27%
2010             48,658  1.09  to  2.17    101,184      80,708    3.33      0.15 to   1.20  11.83 to   13.30
2009             35,263  0.96  to  1.92     65,146      52,683    3.67      0.15 to   1.20  19.14 to   20.71
2008             32,076  0.80  to  1.60     49,349      54,676    2.62      0.15 to   1.20 -19.51 to  -18.45
2007             29,176  1.34  to  1.96     55,014      46,929    1.59      0.15 to   1.20   5.55 to    6.74

VANGUARD LIFESTRATEGY GROWTH FUND, DIVISION 52
---------------------------------------------------
2011             97,374 $0.86  to  1.59 $  146,998    $147,901    2.06%    0.65% to  2.10% -4.31% to  -2.91%
2010             93,569  0.88  to  1.64    146,353     130,158    2.08      0.65 to   1.25  13.63 to   14.32
2009             90,265  0.77  to  1.43    124,240     101,794    2.50      0.65 to   1.25  23.44 to   24.18
2008             85,467  0.62  to  1.16     95,289     119,196    2.44      0.65 to   1.25 -35.21 to  -34.82
2007             80,439  1.71  to  1.78    134,535     127,115    2.42      0.65 to   1.25   6.11 to    6.54

VANGUARD LIFESTRATEGY MODERATE GROWTH FUND,
  DIVISION 53
---------------------------------------------------
2011            103,448 $0.95  to  1.68 $  165,256    $163,396    2.25%    0.65% to  2.10% -1.82% to  -0.39%
2010             98,281  0.95  to  1.69    158,557     144,747    2.34      0.65 to   1.25  11.91 to   12.58
2009             95,648  0.85  to  1.50    137,961     115,704    2.80      0.65 to   1.25  18.84 to   19.55
2008             91,608  0.71  to  1.26    111,169     131,333    3.05      0.65 to   1.25 -27.41 to  -26.97
2007             89,599  1.66  to  1.73    143,096     138,333    3.03      0.65 to   1.25   6.02 to    6.44

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                  AT DECEMBER 31                                     FOR THE YEAR ENDED DECEMBER 31
        ----------------------------------------------  ----------------------------------------------------------
                  UNIT FAIR VALUE          NET           AVERAGE    INVESTMENT  EXPENSE RATIO     TOTAL RETURN
        UNITS        LOWEST TO            ASSETS        NET ASSETS    INCOME      LOWEST TO         LOWEST TO
        (000S)        HIGHEST             (000S)          (000S)    RATIO (1)    HIGHEST (2)       HIGHEST (3)
        ----------------------------------------------  ----------------------------------------------------------

VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND,
DIVISION 54
------------------------------------------------------
2011     39,731   $    1.00  to   1.69  $     64,120    $    63,994   2.34%    0.65% to  2.10%  -0.35% to    1.10%
2010     39,029        1.01  to   1.68        62,668         57,067    2.59     0.65 to   1.25    9.76 to    10.42
2009     36,792        0.92  to   1.52        53,838         46,000    3.11     0.65 to   1.25   15.60 to    16.30
2008     36,297        0.79  to   1.31        45,929         52,588    3.56     0.65 to   1.25  -20.52 to   -20.04
2007     35,724        1.58  to   1.64        54,504         51,119    3.56     0.65 to   1.25    5.65 to     6.08

VALIC COMPANY II CORE BOND FUND, DIVISION 58
------------------------------------------------------
2011    209,904   $    1.05  to   1.92  $    378,574    $   305,035   3.26%    0.15% to  1.60%   4.53% to    6.05%
2010    144,575        1.21  to   1.81       246,246        176,396    3.64     0.15 to   1.20    8.00 to     9.42
2009     87,930        1.11  to   1.66       136,448        112,683    6.14     0.15 to   1.20   14.31 to    15.82
2008     80,969        0.96  to   1.43       108,756        155,936    5.27     0.15 to   1.20   -6.17 to    -4.93
2007    139,732        1.12  to   1.51       203,021        144,955    4.26     0.15 to   1.20    2.36 to     3.51

VALIC COMPANY II STRATEGIC BOND FUND, DIVISION 59
------------------------------------------------------
2011    202,475   $    1.03  to   2.46  $    474,360    $   439,308   5.67%    0.15% to  1.60%   2.67% to    4.17%
2010    181,559        1.19  to   2.37       411,674        378,971    5.62     0.15 to   1.20    9.39 to    10.83
2009    167,361        1.07  to   2.14       344,468        283,393    5.80     0.15 to   1.20   24.17 to    25.81
2008    159,484        0.85  to   1.71       262,296        308,244    7.78     0.15 to   1.20  -15.44 to   -14.32
2007    164,042        1.34  to   2.00       314,387        278,977    4.88     0.15 to   1.20    2.63 to     3.78

VALIC COMPANY II HIGH YIELD BOND FUND, DIVISION 60
------------------------------------------------------
2011    105,061   $    1.03  to   2.18  $    216,844    $   217,690   7.19%    0.15% to  1.60%   2.75% to    4.25%
2010    103,235        1.10  to   2.10       207,116        203,757    7.66     0.15 to   0.75   12.67 to    13.35
2009    108,230        0.97  to   1.86       192,756        154,152   10.37     0.15 to   0.75   42.43 to    43.29
2008    107,247        0.68  to   1.30       134,056        181,344    8.84     0.15 to   0.75  -31.81 to   -31.40
2007    106,828        1.83  to   1.89       194,418        177,795    5.99     0.15 to   0.75    0.71 to     1.12

ARIEL FUND, DIVISION 68
------------------------------------------------------
2011    192,640   $    0.86  to   1.82  $    328,302    $   376,186   0.19%    0.40% to  1.85% -12.96% to  -11.70%
2010    204,028        0.98  to   2.07       396,452        346,936    0.01     0.40 to   1.00   24.72 to    25.47
2009    209,571        0.78  to   1.65       326,053        228,895    0.02     0.40 to   1.00   61.79 to    62.76
2008    210,618        0.48  to   1.02       202,490        331,104    0.97     0.40 to   1.00  -48.77 to   -48.46
2007    236,938        1.92  to   1.97       450,527        516,328    0.28     0.40 to   1.00   -2.69 to    -2.30

ARIEL APPRECIATION FUND, DIVISION 69
------------------------------------------------------
2011    146,226   $    0.91  to   1.85  $    255,760    $   281,612   0.37%    0.40% to  1.85%  -9.04% to   -7.72%
2010    149,428        1.06  to   2.01       284,897        256,984    0.03     0.40 to   1.00   18.43 to    19.14
2009    155,818        0.89  to   1.69       250,852        180,169    0.17     0.40 to   1.00   61.33 to    62.31
2008    163,108        0.55  to   1.04       162,793        249,409    0.55     0.40 to   1.00  -41.33 to   -40.97
2007    188,042        1.72  to   1.77       322,748        373,503    0.46     0.40 to   1.00   -2.38 to    -1.99

LOU HOLLAND GROWTH FUND, DIVISION 70
------------------------------------------------------
2011     50,904   $    1.01  to   1.12  $     55,164    $    52,493   0.00%    0.40% to  1.85%   1.49% to    2.97%
2010     47,876        0.98  to   1.09        50,714         45,631       -     0.40 to   1.00   12.84 to    13.52
2009     48,213        0.87  to   0.96        45,224         33,476       -     0.40 to   1.00   37.69 to    38.51
2008     43,833        0.63  to   0.70        29,858         40,753       -     0.40 to   1.00  -35.48 to   -35.09
2007     46,918        1.04  to   1.07        49,287         50,747    0.03     0.40 to   1.00    8.31 to     8.74

VALIC COMPANY I BLUE CHIP GROWTH FUND, DIVISION 72
------------------------------------------------------
2011    363,493   $    0.90  to   1.01  $    352,236    $   375,736   0.02%    0.40% to  1.85%  -0.40% to    1.06%
2010    390,794        0.89  to   1.00       377,066        408,096    0.04     0.40 to   1.00   15.06 to    15.75
2009    524,641        0.77  to   0.87       440,473        342,959    0.26     0.40 to   1.00   41.70 to    42.55
2008    451,191        0.54  to   0.61       267,117        293,877    0.17     0.40 to   1.00  -43.47 to   -43.13
2007    133,943        1.04  to   1.07       136,613        115,156    0.25     0.40 to   1.00   11.96 to    12.41

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.FINANCIAL HIGHLIGHTS (CONTINUED)

                     AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
            ------------------------------------------    -------------------------------------------------------
                      UNIT FAIR VALUE        NET           AVERAGE   INVESTMENT EXPENSE RATIO     TOTAL RETURN
            UNITS       LOWEST TO           ASSETS        NET ASSETS   INCOME     LOWEST TO        LOWEST TO
            (000S)       HIGHEST            (000S)          (000S)   RATIO (1)   HIGHEST (2)      HIGHEST (3)
------------------------------------------------------    -------------------------------------------------------
VALIC COMPANY I HEALTH SCIENCES FUND, DIVISION 73
------------------------------------------------------
2011        132,174   $ 1.08   to   1.68  $  213,411      $  206,037   0.37%    0.40% to  1.85%  8.46% to  10.04%
2010        126,203     1.05   to   1.53     186,279         175,419     -       0.40 to   1.00  14.60 to   15.29
2009        134,702     0.91   to   1.33     173,403         143,741     -       0.40 to   1.00  30.20 to   30.99
2008        143,853     0.70   to   1.02     142,129         181,521     -       0.40 to   1.00 -30.28 to  -29.86
2007        146,379     1.41   to   1.45     206,206         192,854     -       0.40 to   1.00  16.38 to   16.85

VALIC COMPANY I VALUE FUND, DIVISION 74
------------------------------------------------------
2011         94,147   $ 0.80   to   1.26  $  114,983      $  121,861   1.31%    0.40% to  1.85% -4.06% to  -2.66%
2010         98,833     0.82   to   1.30     124,704         137,330   0.64      0.40 to   1.00  13.75 to   14.43
2009        140,943     0.72   to   1.14     156,504         137,329   2.23      0.40 to   1.00  32.09 to   32.88
2008        178,504     0.54   to   0.86     150,143         191,340   1.03      0.40 to   1.00 -42.74 to  -42.39
2007         66,464     1.46   to   1.49      96,744          83,751   0.40      0.40 to   1.00   5.23 to    5.66

VALIC COMPANY I BROAD CAP VALUE INCOME FUND,
  DIVISION 75
------------------------------------------------------
2011         24,927   $ 0.90   to   1.09  $   26,600      $   26,288   1.76%    0.40% to  1.85% -0.19% to   1.26%
2010         20,311     0.89   to   1.08      24,199          21,304   1.83      0.40 to   1.00  13.30 to   13.98
2009         19,603     0.78   to   0.95      20,667          16,746   2.34      0.40 to   1.00  24.07 to   24.82
2008         20,170     0.62   to   0.76      17,061          22,875   2.18      0.40 to   1.00 -35.12 to  -34.73
2007         22,643     1.16   to   1.17      28,810          30,508   1.53      0.40 to   1.00   0.93 to    1.33

VALIC COMPANY I LARGE CAP CORE FUND, DIVISION 76
------------------------------------------------------
2011        101,911   $ 0.97   to   1.25  $  124,377      $  130,246   0.91%    0.40% to  1.85% -2.85% to  -1.44%
2010        101,954     1.02   to   1.27     127,140         127,049   1.06      0.40 to   1.00  15.58 to   16.28
2009        101,838     0.88   to   1.09     109,687          93,286   1.47      0.40 to   1.00  36.93 to   37.75
2008        120,552     0.64   to   0.79      94,759          76,422   0.72      0.40 to   1.00 -33.15 to  -32.75
2007         55,647     1.17   to   1.18      65,016          86,523   0.59      0.40 to   1.00   6.96 to    7.39

VALIC COMPANY I INFLATION PROTECTED FUND, DIVISION 77
------------------------------------------------------
2011        255,365   $ 1.08   to   1.33  $  330,664      $  287,954   1.72%    0.40% to  1.85%  8.10% to   9.67%
2010        208,880     1.15   to   1.22     248,185         234,203   2.40      0.40 to   1.00   8.05 to    8.70
2009        172,929     1.06   to   1.12     195,635         154,654   1.04      0.40 to   1.00   8.49 to    9.15
2008        143,120     0.97   to   1.03     150,002         133,699   4.83      0.40 to   1.00  -6.27 to   -5.70
2007         12,515     1.08   to   1.09      18,510          16,303   4.06      0.40 to   1.00   6.74 to    7.17

VALIC COMPANY I VALIC GROWTH FUND, DIVISION 78
------------------------------------------------------
2011        674,070   $ 0.94   to   1.07  $  703,255      $  744,771   0.70%    0.40% to  1.85% -2.44% to  -1.02%
2010        705,473     0.95   to   1.08     747,679         685,482   0.67      0.40 to   1.45  16.53 to   17.77
2009        764,385     0.80   to   0.92     691,637         568,285   0.95      0.40 to   1.45  34.55 to   35.98
2008        826,768     0.59   to   0.68     553,158         817,995   2.00      0.40 to   1.45 -40.51 to  -39.88
2007        929,273     1.11   to   1.13   1,026,352       1,016,333     -       0.40 to   1.45  19.27 to   20.31

VALIC COMPANY I LARGE CAPITAL GROWTH FUND,
  DIVISION 79
------------------------------------------------------
2011        316,720   $ 0.83   to   1.10  $  337,606      $  374,650   0.28%    0.40% to  1.85% -7.84% to  -6.49%
2010        341,447     0.89   to   1.17     391,506         362,773   0.42      0.40 to   1.45  13.82 to   15.03
2009        371,886     0.77   to   1.02     372,794         310,848   0.86      0.40 to   1.45  29.26 to   30.64
2008        402,218     0.59   to   0.78     310,364         445,695   0.24      0.40 to   1.45 -39.43 to  -38.78
2007        453,068     1.25   to   1.28     563,543         572,421   0.21      0.40 to   1.45  13.42 to   14.41

SUNAMERICA 2010 HIGH WATERMARK FUND, DIVISION 80
  (CLOSED) (4)
------------------------------------------------------
2008              -        -   to    -             -          13,452     -      0.40% to  1.00%  1.59% to   1.71%
2007         24,209     1.11   to   1.12      26,904          27,270   3.21      0.40 to   1.00   4.56 to    4.98

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.FINANCIAL HIGHLIGHTS (CONTINUED)

                        AT DECEMBER 31                                   FOR THE YEAR ENDED DECEMBER 31
              ---------------------------------------------  -------------------------------------------------------
                        UNIT FAIR VALUE          NET          AVERAGE   INVESTMENT EXPENSE RATIO      TOTAL RETURN
              UNITS       LOWEST TO             ASSETS       NET ASSETS   INCOME     LOWEST TO         LOWEST TO
              (000S)       HIGHEST              (000S)         (000S)   RATIO (1)   HIGHEST (2)       HIGHEST (3)
-----------------------------------------------------------  ---------------------------------------------------------

SUNAMERICA 2015 HIGH WATERMARK FUND, DIVISION 81
-----------------------------------------------------------
2011           17,056   $ 1.02   to     1.23   $  20,464      $ 22,019    2.23%    0.65% to  1.25%   4.63% to    5.26%
2010           21,371     0.97   to     1.17      24,363        26,186    2.10     0.65  to   1.25    5.27 to     5.90
2009           25,578     0.91   to     1.11      27,849        27,673    1.91     0.65  to   1.25   -1.64 to    -1.05
2008           26,300     0.92   to     1.12      29,108        27,723    2.01     0.65  to   1.25   -5.96 to    -5.39
2007           23,039     1.18   to     1.19      27,109        26,814    3.37     0.65  to   1.25    4.51 to     4.93

SUNAMERICA 2020 HIGH WATERMARK FUND, DIVISION 82
-----------------------------------------------------------
2011           16,423   $ 0.95   to     1.17   $  18,751      $ 15,862    2.73%    0.65% to  1.25%  15.90% to   16.59%
2010           15,226     0.81   to     1.01      14,991        13,842    2.69     0.65  to   1.25    7.50 to     8.14
2009           13,153     0.75   to     0.93      12,042        11,690    2.24     0.65  to   1.25   -7.32 to    -6.76
2008           12,028     0.81   to     1.00      11,879        12,395    2.22     0.65  to   1.25  -17.31 to   -16.80
2007           10,834     1.19   to     1.21      12,934        11,890    3.84     0.65  to   1.25    4.46 to     4.88

VALIC COMPANY I MID CAP STRATEGIC GROWTH FUND, DIVISION 83
-----------------------------------------------------------
2011          187,090   $ 0.85   to     1.35   $ 245,809      $284,353    0.47%    0.40% to  1.85%  -8.46% to   -7.12%
2010          208,331     0.91   to     1.46     296,518       259,638    0.06     0.40  to   1.45   24.35 to    25.67
2009          221,863     0.73   to     1.16     252,605       199,361    0.64     0.40  to   1.45   44.94 to    46.49
2008          231,620     0.50   to     0.80     181,182       295,424      -      0.40  to   1.45  -48.83 to   -48.29
2007          257,885     1.50   to     1.54     389,160       335,778      -      0.40  to   1.45   27.83 to    28.94

VALIC COMPANY I SMALL CAP SPECIAL VALUES FUND, DIVISION 84
-----------------------------------------------------------
2011          186,944   $ 0.88   to     1.00   $ 182,403      $193,401    0.77%    0.40% to  1.85%  -5.93% to   -5.36%
2010          197,528     0.93   to     1.05     204,726       187,800    0.65     0.40  to   1.00   20.39 to    21.11
2009          213,947     0.77   to     0.87     184,086       149,260    1.98     0.40  to   1.00   30.19 to    30.97
2008          229,331     0.59   to     0.67     151,515       219,815    1.09     0.40  to   1.00  -36.15 to   -35.76
2007          272,853     1.03   to     1.04     279,734       350,729    0.66     0.40  to   1.00  -10.95 to   -10.59

VALIC COMPANY I SMALL MID GROWTH FUND, DIVISION 85
-----------------------------------------------------------
2011           98,545   $ 0.91   to     1.02   $  98,730      $109,073    0.00%    0.40% to  1.85%  -5.31% to  - 4.75%
2010          106,947     0.96   to     1.08     113,096        98,531      -      0.40  to   1.00   24.97 to    25.73
2009          112,722     0.76   to     0.86      95,333        76,536    0.25     0.40  to   1.00   39.45 to    40.29
2008          115,211     0.54   to     0.61      69,837       101,001    0.08     0.40  to   1.00  -40.30 to   -39.93
2007          128,891     1.01   to     1.02     128,428       151,573      -      0.40  to   1.00   -3.79 to    -3.40

VALIC COMPANY I SMALL CAP AGGRESSIVE GROWTH FUND, DIVISION 86
-------------------------------------------------------------
2011           60,834   $ 0.88   to     1.18   $  70,524      $ 81,094    0.00%    0.40% to  1.85% -11.85% to  -10.57%
2010           68,838     1.06   to     1.33      89,729        84,552      -      0.40  to   1.00   26.54 to    27.30
2009           67,301     0.83   to     1.04      69,293        48,669    0.01     0.40  to   1.00   51.58 to    52.49
2008           55,785     0.55   to     0.69      37,879        54,383      -      0.40  to   1.00  -41.16 to   -40.80
2007           61,000     1.15   to     1.16      69,884        56,667      -      0.40  to   1.00   13.29 to    13.74

VALIC COMPANY I EMERGING ECONOMIES FUND, DIVISION 87
-----------------------------------------------------------
2011          263,671   $ 0.61   to     0.87   $ 219,563      $241,218    0.97%    0.40% to  1.85% -14.61% to  -13.36%
2010          263,737     0.70   to     1.01     254,860       238,413    1.76     0.40  to   1.45    9.61 to    10.77
2009          282,505     0.64   to     0.91     248,410       205,613    0.38     0.40  to   1.45   27.72 to    29.08
2008          303,049     0.49   to     0.71     208,026       328,038    1.18     0.40  to   1.45  -46.87 to   -46.30
2007          337,867     1.30   to     1.32     434,029       451,456    1.72     0.40  to   1.45    7.48 to     8.42

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.FINANCIAL HIGHLIGHTS (CONTINUED)

                        AT DECEMBER 31                                     FOR THE YEAR ENDED DECEMBER 31
              -----------------------------------------------  -------------------------------------------------------
                        UNIT FAIR VALUE            NET          AVERAGE   INVESTMENT EXPENSE RATIO      TOTAL RETURN
              UNITS       LOWEST TO               ASSETS       NET ASSETS   INCOME     LOWEST TO         LOWEST TO
              (000S)       HIGHEST                (000S)         (000S)   RATIO (1)   HIGHEST (2)       HIGHEST (3)
-------------------------------------------------------------  ---------------------------------------------------------

VALIC COMPANY I GLOBAL STRATEGY FUND, DIVISION 88
-------------------------------------------------------------
2011          335,756   $ 0.96   to     1.40    $  459,716     $  502,485   4.41%    0.40% to  1.85%  -4.01% to   -2.61%
2010          361,200     1.04   to     1.44       510,781        425,350   3.54      0.40 to   1.00   10.57 to    11.23
2009          320,247     0.94   to     1.30       409,351        349,195   10.60     0.40 to   1.00   22.79 to    23.53
2008          354,647     0.76   to     1.05       369,050        447,117   5.76      0.40 to   1.00  -21.58 to   -21.11
2007          383,458     1.32   to     1.34       506,215        487,999   1.46      0.40 to   1.00    8.98 to     9.42

VALIC COMPANY I FOREIGN VALUE FUND, DIVISION 89
-------------------------------------------------------------
2011          839,594   $ 0.72   to     1.01    $  831,211     $  949,942   2.58%    0.40% to  1.85% -14.61% to  -13.36%
2010          848,633     0.83   to     1.17       975,265        848,704   1.82      0.40 to   1.00    6.51 to     7.15
2009          751,757     0.77   to     1.09       810,513        642,165   2.97      0.40 to   1.00   45.89 to    46.77
2008          765,921     0.53   to     0.75       565,647        820,333   3.43      0.40 to   1.00  -45.10 to   -44.77
2007          844,141     1.34   to     1.36     1,120,870      1,014,476   0.90      0.40 to   1.00   10.05 to    10.50

VALIC COMPANY I GLOBAL REAL ESTATE FUND, DIVISION 101 (5)
-------------------------------------------------------------
2011          272,862   $ 0.89   to     0.92    $  244,297     $  256,372   2.22%    0.40% to  1.85%  -9.69% to   -8.37%
2010          254,996     0.98   to     1.00       250,623        265,805   5.68      0.40 to   1.00   17.05 to    17.75
2009          312,027     0.84   to     0.85       270,476        208,280   13.12     0.40 to   1.00   30.58 to    31.36
2008          294,039     0.64   to     0.65       195,460         51,139   5.32      0.40 to   1.00  -35.75 to   -35.43

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND, DIVISION 102 (6)
---------------------------------------------------------------
2011            4,938   $ 0.97   to     0.97    $    4,772     $    3,069   0.00%    0.40% to  1.85%  -3.30% to   -3.24%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense risk charges, net of any expense reimbursements, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(4) Fund commenced operations on February 18, 2005 and closed April 21, 2008.

(5) Fund commenced operations on March 7, 2008.

(6) Fund commenced operations on November 1, 2011.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                         AMERICAN HOME ASSURANCE COMPANY


                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                         AMERICAN HOME ASSURANCE COMPANY


                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009


                                TABLE OF CONTENTS


Report of Independent Auditors...........................................................................2

Statements of Admitted Assets............................................................................3

Statements of Liabilities, Capital and Surplus...........................................................4

Statements of Operations and Changes in Capital and Surplus..............................................5

Statements of Cash Flow..................................................................................6

Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.....................7

Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.................................20

Note 3 - Investments....................................................................................25

Note 4 - Reserves for Losses and LAE....................................................................37

Note 5 - Related Party Transactions.....................................................................43

Note 6 - Reinsurance....................................................................................52

Note 7 - Deposit Accounting Assets and Liabilities......................................................58

Note 8 - Federal Income Taxes...........................................................................60

Note 9 - Pension Plans and Deferred Compensation Arrangements...........................................69

Note 10 - Capital and Surplus and Dividend Restrictions.................................................73

Note 11 - Contingencies.................................................................................75

Note 12 - Other Significant Matters.....................................................................89

Note 13 - Subsequent Events.............................................................................91

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2011 and 2010, and the related statutory statements of operations and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the three years then ended December 31, 2011.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years then ended December 31, 2011, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

April 25, 2012
New York, New York

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2011 AND 2010
                                 (000'S OMITTED)


------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                                      2011            2010
------------------------------------------------------------------------------------------------------------------

Cash and invested assets:
   Bonds, primarily at amortized cost (fair value:
    2011 - $18,504,022; 2010 - $15,493,142)                                         $  17,761,724  $  15,148,888
   Stocks:
   Common stocks, at fair value adjusted for non-admitted assets
    (cost: 2011 - $63,353; 2010 - $371,153)                                                84,263        397,460
   Preferred stocks, primarily at fair value
    (cost: 2011 - $0; 2010 - $79,211)                                                           -         90,886
   Other invested assets (cost: 2011 - $1,196,504; 2010 - $1,361,568)                   1,440,576      1,574,423
   Derivatives                                                                              1,690              -
   Short-term investments, at amortized cost (approximates fair value)                    377,947      2,439,897
   Cash and cash equivalents                                                               68,584        181,013
   Receivable for securities and other                                                        491          1,146
------------------------------------------------------------------------------------------------------------------
        TOTAL CASH AND INVESTED ASSETS                                                 19,735,275     19,833,713
------------------------------------------------------------------------------------------------------------------


Investment income due and accrued                                                         185,393        189,859
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                       461,753        425,340
   Premiums and installments booked but deferred and not yet due                          344,024        409,915
   Accrued retrospective premiums                                                       1,377,347      1,447,644
Amounts billed and receivable from high deductible policies                                38,112         32,948
Reinsurance recoverable on loss payments                                                  397,299        433,305
Funds held by or deposited with reinsurers                                                 71,893         41,961
Net deferred tax assets                                                                   691,892        782,765
Equities in underwriting pools and associations                                           266,934        544,719
Receivables from parent, subsidiaries and affiliates                                       13,330      1,992,253
Other admitted assets                                                                     317,020        282,173
------------------------------------------------------------------------------------------------------------------

        TOTAL ADMITTED ASSETS                                                       $  23,900,272  $  26,416,595
==================================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY


                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2011 AND 2010
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                           2011           2010
------------------------------------------------------------------------------------------------------

                                         LIABILITIES


Reserves for losses and loss adjustment expenses                       $   12,466,514   $  14,383,093
Unearned premium reserves                                                   2,843,572       3,213,423
Commissions, premium taxes, and other expenses payable                        314,840         237,988
Reinsurance payable on paid loss and loss adjustment expenses                  83,233         155,082
Current federal taxes payable to parent                                        23,930          60,666
Funds held by company under reinsurance treaties                            1,196,004         136,869
Provision for reinsurance                                                      78,525          99,443
Ceded reinsurance premiums payable, net of ceding commissions                 388,540         405,324
Deposit accounting liabilities                                                 97,625         189,891
Deposit accounting liabilities - funds held                                     4,848             990
Collateral deposit liability                                                  364,039         404,450
Payable to parent, subsidiaries and affiliates                                 46,427         204,326
Derivatives                                                                         -           4,250
Other liabilities                                                             324,872         247,701
------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                        18,232,969      19,743,496
------------------------------------------------------------------------------------------------------

                                     CAPITAL AND SURPLUS


Common capital stock, par value: (2011 - $11.51; 2010 - $15.00),
  1,758,158 shares authorized, 1,695,054 shares issued and
outstanding                                                                    19,504          25,426
Capital in excess of par value                                              4,689,192       6,034,992
Unassigned surplus                                                            507,717         351,265
Special surplus tax - SSAP 10R                                                450,661         260,922
Special surplus funds from retroactive reinsurance                                229             494
------------------------------------------------------------------------------------------------------
  TOTAL CAPITAL AND SURPLUS                                                 5,667,303       6,673,099
------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES, CAPITAL, AND SURPLUS                              $   23,900,272   $  26,416,595
======================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

           STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (000'S OMITTED)

---------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                      2011            2010           2009
---------------------------------------------------------------------------------------------------------------
                                         STATEMENTS OF OPERATIONS
Underwriting income:
  Premiums earned                                                $    5,682,158  $    5,648,764  $   6,354,545
---------------------------------------------------------------------------------------------------------------
Underwriting deductions:
  Losses incurred                                                     3,932,805       5,066,245      4,699,991
  Loss adjustment expenses incurred                                     611,264         912,853        768,136
  Other underwriting expenses incurred                                1,668,713       1,674,370      1,646,098
---------------------------------------------------------------------------------------------------------------
Total underwriting deductions                                         6,212,782       7,653,468      7,114,225
---------------------------------------------------------------------------------------------------------------
Net underwriting loss                                                  (530,624)     (2,004,704)      (759,680)
---------------------------------------------------------------------------------------------------------------

Investment income:
  Net investment income earned                                          800,175         769,130        791,263
  Net realized capital gains (net of capital gains taxes:
  2011 - $90,032; 2010 - $169,323; 2009 - $57,389)                      166,901         294,941         93,056
---------------------------------------------------------------------------------------------------------------
Net investment gains                                                    967,076       1,064,071        884,319
---------------------------------------------------------------------------------------------------------------

Net loss from agents' or premium balances charged-off                   (16,296)        (30,549)       (25,860)
Finance and service charges not included in premiums                          -               -          4,596
Other (expense) income                                                  (29,775)         52,746         24,110
---------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL          390,381        (918,436)       127,485
INCOME TAXES
Federal income tax benefit                                             (104,195)       (141,920)      (122,307)
---------------------------------------------------------------------------------------------------------------
    NET INCOME (LOSS)                                            $      494,576  $     (776,516) $     249,792
===============================================================================================================
                                      CHANGES IN CAPITAL AND SURPLUS

Capital and surplus, as of December 31, previous year            $    6,673,099  $    5,872,354  $   5,413,173
  Adjustment to beginning surplus                                        26,048         (28,355)       (32,602)
---------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1,                                 6,699,147       5,843,999      5,380,571

Changes in accounting principles (refer to Note 2)
    Adoption of SSAP 10R                                                      -               -        272,916
    Adoption of SSAP 43R                                                      -               -        (12,429)
Other changes in capital and surplus:
  Net income (loss)                                                     494,576        (776,516)       249,792
   Change in net unrealized capital gains (net of capital
    gains taxes: 2011 - $3,008; 2010 - $110,099; 2009 -
        $202,913)                                                        44,397        (161,330)      (113,064)
    Change in net deferred income tax                                   659,647        (396,374)        59,354
    Change in non-admitted assets                                      (926,257)        513,237       (318,767)
    Change in SSAP 10R                                                  189,739         (11,994)             -
    Change in provision for reinsurance                                  20,918         (10,819)         6,968
    Capital contribution                                                 67,381       1,947,275        343,286
    Return of capital                                                (1,414,078)              -              -
    Change in par value of common stock                                  (5,922)              -              -
    Dividends to stockholder                                           (137,458)       (301,343)             -
    Other surplus adjustments                                            (3,246)          1,494         (7,211)
    Foreign exchange translation                                        (21,541)         25,470         10,938
---------------------------------------------------------------------------------------------------------------
    Total changes in capital and surplus                             (1,031,844)        829,100        231,296
---------------------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                          $    5,667,303  $    6,673,099  $   5,872,354
===============================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (000'S OMITTED)

----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                                2011           2010          2009
----------------------------------------------------------------------------------------------------------------------
                                                     CASH FROM OPERATIONS
Premiums collected, net of reinsurance                                     $   5,411,186  $   5,414,448  $  6,306,324
Net investment income                                                            779,881        851,466       743,343
Miscellaneous (expense) income                                                   (86,020)        16,466        (2,769)
----------------------------------------------------------------------------------------------------------------------
  SUB-TOTAL                                                                    6,105,047      6,282,380     7,046,898

Benefit and loss related payments                                              3,905,372      4,340,008     4,597,184
Payment to an affiliate under the asbestos loss portfolio transfer               783,818             -             -
Commission and other expense paid                                              2,363,249      2,416,351     2,520,462
Dividends paid to policyholders                                                       -              -            233
Federal and foreign income taxes paid (recovered)                                 28,206       (370,410)     (296,845)
----------------------------------------------------------------------------------------------------------------------

  NET CASH (USED IN) PROVIDED FROM OPERATIONS                                   (975,598)      (103,569)      225,864
----------------------------------------------------------------------------------------------------------------------
                              CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
  Bonds                                                                        4,992,080      5,421,569     4,332,397
  Stocks                                                                         545,819      1,385,481     1,731,884
  Other                                                                          392,513        130,972       222,781
----------------------------------------------------------------------------------------------------------------------
  TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                     5,930,412      6,938,022     6,287,062
----------------------------------------------------------------------------------------------------------------------

Cost of investments acquired:
  Bonds                                                                        7,448,761      4,509,137     6,666,144
  Stocks                                                                           9,769        622,754       496,025
  Other                                                                          250,178        240,465       107,966
----------------------------------------------------------------------------------------------------------------------
  TOTAL COST OF INVESTMENT ACQUIRED                                            7,708,708      5,372,356     7,270,135
----------------------------------------------------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM INVESTING  ACTIVITIES                      (1,778,296)     1,565,666      (983,073)
----------------------------------------------------------------------------------------------------------------------

                  CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital contribution                                                           1,942,747              -        91,418
Return of capital                                                             (1,414,078)             -            -
Change in par value of common stock                                               (5,922)             -            -
Dividends to stockholder                                                        (110,000)      (301,343)           -
Intercompany receivable and payable, net                                        (116,100)       169,364       771,557
Net deposit on deposit-type contracts and other insurance                         (1,723)        13,312        74,417
Equities in underwriting pools and association                                   356,715          6,643       125,605
Collateral deposit liability                                                     (40,411)       (13,384)       31,448
Other                                                                            (31,713)      (103,508)      (26,266)
----------------------------------------------------------------------------------------------------------------------

  NET CASH PROVIDED FROM (USED IN) FINANCING AND MISCELLANEOUS ACTIVITIES        579,515       (228,916)    1,068,179
----------------------------------------------------------------------------------------------------------------------

  NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                               (2,174,379)     1,233,181       310,970
Cash and short-term investments:
  Beginning of year                                                            2,620,910      1,387,729     1,076,759
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR                                                              $     446,531  $   2,620,910  $  1,387,729
======================================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.    ORGANIZATION

      American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S., Inc., a Delaware corporation, which is in turn owned by Chartis, Inc. (Chartis), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis, Inc.

     Chartis conducts the general insurance operations of AIG. Chartis presents its financial information in two operating segments -- commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

     On January 17, 2012, Chartis announced that it had aligned its geographic structure to enhance execution of its commercial and consumer strategies and to add greater focus on its growth economies initiatives. Under this framework, Chartis is organized under three major geographic areas: the Americas, Asia and EMEA (Europe, Middle East and Africa). Previously, Chartis was organized in four geographic areas: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America). This had no impact on the Company.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2011, 21.9 percent of its net premiums written represented workers' compensation business. Relative to geographic location, 86.4 percent of the Company's direct premiums written were foreign sourced, the majority of which was Japan based. U.S. resident business accounted for 13.6 percent of the Company's direct writings. No state accounted for more than 5.0 percent of such premiums.

     The Company is party to that certain Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Companies Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     member  companies,  their National  Association of Insurance  Commissioners
     (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                                                                                   POOL
                                                                       NAIC    PARTICIPATION    STATE OF
    COMPANY                                                           CO CODE    PERCENTAGE     DOMICILE
    --------                                                          -------  -------------  -------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. (National Union)*  19445        38%       Pennsylvania
(2) American Home                                                      19380        36%         New York
(3) Commerce and Industry Insurance Company  (C&I)                     19410        11%         New York
(4) Chartis Property Casualty Company (Chartis PC)                     19402         5%       Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                    23841         5%       Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)          19429         5%       Pennsylvania
(7) Chartis Casualty Company                                           40258         0%       Pennsylvania
(8) Granite State Insurance Company                                    23809         0%       Pennsylvania
(9) Illinois National Insurance Co.                                    23817         0%         Illinois
* Lead Company

      The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association (the Association).

      The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

      The Company has significant transactions with AIG and affiliates and participates in the Admitted Pool. Refer to Note 5 for additional information.

B.    SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

      PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

      The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (formerly the Insurance Department of the State of New York) (NY SAP).

      NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

      A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

-------------------------------------------------------------------------------------------------
DECEMBER 31,                                                2011           2010         2009
-------------------------------------------------------------------------------------------------
Net income (loss) , NY SAP                              $    494,576  $   (776,516) $    249,792
State prescribed practices - addition (deduction):
  Non-tabular discounting                                     60,114       (27,631)      (89,222)
-------------------------------------------------------------------------------------------------
NET INCOME (LOSS), NAIC SAP                             $    554,690  $   (804,147) $    160,570
==================================================================================================
Statutory surplus, NY SAP                               $  5,667,303  $  6,673,099  $  5,872,354
State prescribed or permitted practices - (charge):
  Non-tabular discounting                                   (384,510)     (444,624)     (416,993)
  Credits for reinsurance                                    (94,824)     (172,413)     (190,105)
-------------------------------------------------------------------------------------------------
STATUTORY SURPLUS, NAIC SAP                             $  5,187,969  $  6,056,062  $  5,265,256
==================================================================================================

      With the concurrence of the New York State Department of Financial Services (NY DFS), the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

      The use of all the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2011, 2010 and 2009 reporting periods.

      STATUTORY   ACCOUNTING   PRACTICES  AND  GENERALLY   ACCEPTED   ACCOUNTING
      PRINCIPLES:

      NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Under GAAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

      b.    Statutory  basis  adjustments,   such  as  non-admitted  assets  and
            unauthorized reinsurance, are restored to surplus;

      c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are consolidated;

      d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

      e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

      f. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

      g. Insurance and reinsurance contracts recorded as retroactive require the deferral and amortization of accounting gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statements of Operations;

      h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Operations;

      i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

      j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

      k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in net realized

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            investment gains. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

      l. The statement of cash flow defers in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

      Under NAIC SAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

      b.    Statutory  basis  adjustments,   such  as  non-admitted  assets  and
            unauthorized reinsurance are charged directly to surplus;

      c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

      d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

      e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

      f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

      g. Insurance and reinsurance contracts recorded as retroactive receive special accounting treatment. Gains and losses are recognized in the Statements of Operations and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

      h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

      i. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

      j.    NAIC SAP does not require consolidation of VIEs;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

      l. The statutory statement of cash flow defers in certain respects from the GAAP presentation, including the presentation of changes in cash and short term investments instead of cash equivalents and certain miscellaneous sources are excluded from operational cash flows.

      The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.


      SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

      A summary of the Company's significant statutory accounting practices are as follows:

      Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

      Invested Assets: The Company's invested assets are accounted for as follows:

      o Cash, Cash Equivalents and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office formerly known as NAIC Securities Valuation Office). Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. The Company maximizes its investment return by investing a significant amount of cash-on-hand in short term investments. Short term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short term investments. As required by the NAIC SAP, the negative cash balance is presented as an asset. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both (a) readily convertible to known amounts of cash, and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates.

      o Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            Bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can carry a value greater than zero. If a bond is determined to have an other-than-temporary impairment
            (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains (Losses) as a realized loss.

            In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

            Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2011 and 2010, the fair value of the Company's loan-backed and structured securities approximated $3,936,226 and $597,315, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

            As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised), Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

      o Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100 percent mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

            Investments in non-publicly traded affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

      o Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      o Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

      o Net Investment Gains: Net investment gains consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

            Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2011 and 2010, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

      o Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

     Other Than Temporary Impairment:

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of their investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP 43R, SSAP No. 26 - Bonds, Excluding Loan Backed and Structured Securities, SSAP No 30 - Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities), SSAP No 48 -- Joint Ventures, Partnerships and Limited Liability Companies, and INT 06-07 Definition of Phrase "Other Than Temporary".

     For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is determined to have OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Losses. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            - Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

            - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

            -     The  Company  may  not  realize  a  full   recovery  on  their
                  investment, irrespective of the occurrence of one of the foregoing events.

      Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

            -     The  Company  may  not  realize  a  full   recovery  on  their
                  investment;

            -     Fundamental credit issues of the issuer;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

            - An order of liquidation or other fundamental credit issues with the partnership;

            - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

            - Evaluation of the current stage of the life cycle of the investment;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

      Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for 100 percent of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10 percent of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2011 and 2010, accrued premiums related to the Company's retrospectively rated return contracts amounted to $1,377,347 and $1,447,644, respectively, net of non-admitted premium balances of $58,213 and $55,910, respectively.

      Net written premiums that were subject to retrospective rating features were as follows:

      --------------------------------------------------------------------------
      For the years ended December 31,           2011         2010        2009
      --------------------------------------------------------------------------
      Net written premiums subject to
        retrospectively rated premiums        $  350,717   $  522,917  $ 526,445
      Percentage of total net written
        premiums                                     6.6%        10.1%       8.7%
      --------------------------------------------------------------------------

      Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts -- Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0 percent of this excess amount) is recorded.

      In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

      For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

      For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

      Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

      Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the
      Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

      Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62R, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY DFS; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Operations and Changes in Capital and Surplus.

      High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2011 and 2010, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,698,960 and $3,637,096, respectively.

      The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2011 and 2010, the net amount billed and recoverable on paid claims was $63,117 and $66,818, respectively, of which $25,005 and $33,870, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

      Foreign Property Casualty Business: As agreed with the NY DFS, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the
      Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
      (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

      Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

      The Company discounts its loss reserves on workers' compensation claims as follows:

      The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. As of December 31, 2011 and 2010, the Company's tabular discount amounted to $202,786 and $284,288, respectively, all of which were applied against the Company's case reserves.

      The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0 percent interest rate as prescribed by NY SAP. As of December 31, 2011 and 2010, the Company's non-tabular discount amounted to $384,510 and $444,624, respectively, all of which were applied against the Company's case reserves. As of December 31, 2011 and 2010, the discounted reserves for losses (net of reinsurance) were $1,704,799 and $1,770,687, respectively.

      Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

      Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

      Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

      Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Non-Admitted Assets: Certain assets, principally electronic data processing (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the NY DFS requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. For the years ended December 31, 2011 and 2010, depreciation and amortization expense amounted to $14,394 and $18,468, and accumulated depreciation as of
      December   31,  2011  and  2010   amounted  to  $153,908   and   $139,515,
      respectively.

      Reclassifications: Certain balances contained in the 2010 and 2009 financial statements have been reclassified to conform to the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   CHANGE IN ACCOUNTING PRINCIPLES:

In 2011, the Company adopted the following change in accounting principles:

SSAP 35R

The Company adopted SSAP 35 -- Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions would be met:

      1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;

      2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and

      3.    The amount of the assessment can be reasonably estimated.

For premium based assessments, the amount to be accrued would be based only on current year premiums written and not estimated future premiums written.

Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset.

The adoption of SSAP 35R did not impact the Company's surplus as the accrual was consistent with the new guidelines.

In 2010, the Company adopted the following change in accounting principles:

SSAP 100

The Company adopted SSAP No. 100, Fair Value Measurements (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

In 2009, the Company adopted the following changes in accounting principles:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                        Direct (Charge) or
                                                             Credit to
                                                        Unassigned Surplus
                                                       -------------------

Gross cumulative effect adjustment (CEA)
- Net increase in the amortized cost of
loan-backed and structured
securities at adoption                                 $          (19,122)

Deferred tax on gross CEA                                           6,693
                                                       -------------------

Net cumulative effect of Change in Accounting
Principle included in the Statement of Capital
and Surplus                                            $          (12,429)
                                                       ===================

SSAP 10R

On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes -- Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R.

B.    OTHER ADJUSTMENTS TO SURPLUS:

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2010, 2009 and 2008 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to Unassigned Surplus as of January 1, 2011, 2010 and 2009. The impact of these adjustments on policyholder surplus as of January 1, 2011, 2010 and 2009 is as follows:

----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS        ASSETS        TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2010                                   $   6,673,099  $  26,416,595    $    19,743,496
Adjustments to beginning Capital and Surplus:
   Asset realization (includes $897 of deemed capital
    contribution)                                                     47,679         47,679                -
   Liability correction                                              (23,911)           -               23,911
   Income taxes                                                        2,280          2,280                -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS             26,048         49,959             23,911
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                        $   6,699,147  $  26,466,554    $    19,767,407
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The increase in net admitted assets is primarily the result of: (a) a pooling correction in equities and deposits in pools and associations;
(b) an adjustment of an intangible asset; and (c) miscellaneous reserve adjustments; partially offset by (d) a miscellaneous non-admitted asset adjustment; (e) a correction of non-admitted assets related to retro premium and high deductible recoverable; and (f) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and (b) adjustment of paid losses and loss reserves; partially offset by (c) miscellaneous reserve adjustments; and
(d) other small miscellaneous adjustments.

Income taxes - The increase in taxes is primarily the result of: (a) adjustments to the current tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS         ASSETS      TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2009                                   $   5,872,354  $   25,002,928  $      19,130,574
Adjustments to beginning Capital and Surplus:
    Asset realization                                                  2,147           2,147               -
    Liability correction                                             (23,800)            -               23,800
    Income taxes                                                      (6,702)         (6,702)              -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            (28,355)         (4,555)            23,800
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                        $   5,843,999  $   24,998,373  $      19,154,374
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The increase in net admitted assets is primarily the result of (a) an increase in equities and deposits in pools and associations resulting from miscellaneous 2009 audit adjustments identified at the Association after the filing of the Company's 2009 financial statements; partially offset by (b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and (d) other small miscellaneous adjustments.

Income taxes - The (increase)/decrease in taxes is primarily the result of (a) adjustments to the deferred tax inventory, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS         ASSETS      TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2008                                   $   5,413,173  $   25,417,968  $      20,004,795
Adjustments to beginning Capital and Surplus:
    Asset realization                                                 30,679          30,679                -
    Liability correction                                             (97,307)            -               97,307

    Federal income taxes (includes $5,044 of deemed capital
       contribution)                                                  34,026          34,026                -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            (32,602)         64,705             97,307
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                        $   5,380,571  $   25,482,673  $      20,102,102
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset  realization - The increase in admitted assets is primarily the result of:
(a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


Liability  correction - The increase in  liabilities is primarily the result of:
(a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

Income taxes - The decrease in federal  income taxes is primarily the result of:
(a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in non-admitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and statutory fair values of the Company's financial instruments as of December 31, 2011 and 2010.

                                                     2011                         2010
----------------------------------------------------------------------------------------------------
                                           CARRYING       STATUTORY      CARRYING       STATUTORY
                                             VALUE        FAIR VALUE       VALUE        FAIR VALUE
---------------------------------------  -----------------------------------------------------------
Assets:
  Bonds                                  $  17,761,724  $  18,504,022  $  15,148,888  $  15,493,142
  Common stocks                                 84,263         84,263        397,460        397,460
  Preferred stocks                                   -              -         90,886         90,886
  Other invested assets                      1,440,576      1,440,576      1,574,423      1,574,423
  Derivative asset                               1,690          1,690              -              -
  Cash, cash equivalents and short-term
   investments                                 446,531        446,531      2,620,910      2,620,910
  Receivable for securities and other              491            491          1,146          1,146
  Equities in underwriting pools and
  associations                                 266,934        266,934        544,719        544,719
Liabilities:
  Derivative liability                   $           -  $           -  $       4,250  $       4,250
  Collateral deposit liability                 364,039        364,039        404,450        404,450
----------------------------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

      o The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office, formerly known as NAIC Securities Valuation Office.

      o     The statutory  fair values of affiliated  common stocks are based on
            the  underlying   equity  of  the  respective   entity's   financial
            statements.

      o Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

      o The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

      o The carrying value of all other financial instruments approximates fair value.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

The carrying values and fair values of the Company's bond investments as of December 31, 2011 and 2010 are outlined in the table below:

---------------------------------------------------------------------------------------------------------------------------
                                                                                    GROSS          GROSS
                                                                    CARRYING      UNREALIZED     UNREALIZED      FAIR
                                                                     VALUE *        GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
  U.S. governments                                                $  1,202,854   $     51,880   $        30   $  1,254,704
  All other governments                                                866,122         34,145         3,898        896,369
  States, territories and possessions                                1,773,975        155,847           -        1,929,822
  Political subdivisions of states, territories and possessions      2,172,432        156,627           352      2,328,707

  Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                       5,430,054        343,906        10,153      5,763,807
  Industrial and miscellaneous                                       6,316,287        169,838       155,512      6,330,613
---------------------------------------------------------------------------------------------------------------------------
     TOTAL BONDS, AS OF DECEMBER 31, 2011                         $ 17,761,724   $    912,243   $   169,945   $ 18,504,022
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                    GROSS         GROSS
                                                                   CARRYING      UNREALIZED     UNREALIZED       FAIR
                                                                    VALUE *         GAINS         LOSSES         VALUE
---------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2010
  U.S. governments                                                $  1,305,760   $    15,665    $    8,631   $  1,312,794
  All other governments                                                567,033        17,293         1,187        583,139
  States, territories and possessions                                2,097,245       106,740         4,276      2,199,709
  Political subdivisions of states, territories and   possessions    2,808,873        95,840        13,723      2,890,990

  Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                       6,238,798       198,038        59,040      6,377,796
  Industrial and miscellaneous                                       2,131,179        58,156        60,621      2,128,714
---------------------------------------------------------------------------------------------------------------------------
     TOTAL BONDS, AS OF DECEMBER 31, 2010                         $ 15,148,888   $   491,732    $  147,478   $ 15,493,142
===========================================================================================================================

At December 31, 2011 the Company held hybrid securities with a fair value of $53,235 and carrying value of $52,281. At December 31, 2010 the fair value was $74,956 and the carrying value was $66,182. These securities are included in Industrial and miscellaneous.



--------------------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2011 and 2010, the carrying value of those bonds amounted to $318,273 and $136,966, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The carrying values and fair values of bonds at December 31, 2011, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.


-----------------------------------------------------------------------
                                             CARRYING
                                              VALUE*       FAIR VALUE
-----------------------------------------------------------------------
Due in one year or less                   $     470,555  $     472,304
Due after one year through five years         8,273,233      8,731,654
Due after five years through ten years        3,340,837      3,562,914
Due after ten years                           1,691,587      1,800,924
Structured securities                         3,985,512      3,936,226
-----------------------------------------------------------------------
 TOTAL BONDS                              $  17,761,724  $  18,504,022
=======================================================================


Proceeds from sales and gross realized gains and gross realized losses were as follows:


FOR THE YEARS ENDED DECEMBER 31,             2011                         2010                        2009
----------------------------------------------------------------------------------------------------------------------
                                                    EQUITY                     EQUITY                      EQUITY
                                      BONDS       SECURITIES       BONDS      SECURITIES      BONDS      SECURITIES
-------------------------------------------------------------  --------------------------- ---------------------------
Proceeds from sales               $   3,979,210  $   104,040   $  4,652,824  $  1,078,800  $  3,921,920  $  1,636,318
Gross realized gains                    168,725       14,425         99,350       536,459        36,760       628,427
Gross realized losses                    (9,904)        (363)       (28,656)      (15,017)      (46,196)     (225,886)
----------------------------------------------------------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The cost, fair value and carrying value of the Company's common and preferred stocks as of December 31, 2011 and 2010 are set forth in the table below:

                                       DECEMBER 31, 2011
----------------------------------------------------------------------------------
                        COST OR     GROSS       GROSS
                      AMORTIZED   UNREALIZED  UNREALIZED     FAIR      CARRYING
                         COST       GAINS       LOSSES       VALUE       VALUE
----------------------------------------------------------------------------------
Common stocks:
 Affiliated           $   40,792  $   21,832  $    5,602  $   57,022  $   57,022
 Non-affiliated           22,561       6,312       1,632      27,241      27,241
----------------------------------------------------------------------------------
  TOTAL               $   63,353  $   28,144  $    7,234  $   84,263  $   84,263
==================================================================================

Preferred stocks:
 Non-affiliated       $        -  $        -  $        -  $        -  $        -
----------------------------------------------------------------------------------
  TOTAL               $     -     $     -     $     -     $    -      $     -
==================================================================================


                                      DECEMBER 31, 2010
----------------------------------------------------------------------------------
                        COST OR      GROSS      GROSS
                       AMORTIZED  UNREALIZED  UNREALIZED    FAIR       CARRYING
                         COST        GAINS      LOSSES      VALUE       VALUE
----------------------------------------------------------------------------------
Common stocks:
 Affiliated           $  339,955  $   33,987  $   16,219  $  357,723   $ 357,723
 Non-affiliated           31,198       8,867         328      39,737      39,737
----------------------------------------------------------------------------------
  TOTAL               $  371,153  $   42,854  $   16,547  $  397,460   $ 397,460
==================================================================================

Preferred stocks:
 Non-affiliated       $   79,211  $   11,675  $        -  $   90,886   $  90,886
----------------------------------------------------------------------------------
  TOTAL               $   79,211  $   11,675  $    -      $   90,886   $  90,886
==================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2011 and 2010 is set forth in the table below:

                                   LESS THAN 12 MONTHS         12 MONTHS OR LONGER            TOTAL
----------------------------------------------------------------------------------------------------------------
                                   FAIR      UNREALIZED        FAIR     UNREALIZED       FAIR        UNREALIZED
   DESCRIPTION OF SECURITIES       VALUE       LOSSES          VALUE      LOSSES         VALUE         LOSSES
---------------------------------------------------------   -----------------------   --------------------------
As of December 31, 2011:
  U. S. governments             $   101,528  $       30     $        -  $       -     $    101,528  $       30
  All other governments             125,873       2,625         16,280      1,273          142,153       3,898
  Political subdivisions of
  states, territories and
  possessions                        25,592         352              -          -           25,592         352
  Special revenue                   295,154         427         53,323      9,726          348,477      10,153
  Industrial and miscellaneous    2,107,765     120,975        274,131     34,537        2,381,896     155,512
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS                     2,655,912     124,409        343,734     45,536        2,999,646     169,945
  -------------------------------------------------------   -----------------------   --------------------------
  Affiliated                              -           -         20,584      5,602           20,584       5,602
  Non-affiliated                      4,075       1,328              -        304            4,075       1,632
  -------------------------------------------------------   -----------------------   --------------------------
  Common stock                        4,075       1,328         20,584      5,906           24,659       7,234
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL STOCKS                        4,075       1,328         20,584      5,906           24,659       7,234
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS AND STOCKS        $ 2,659,987  $  125,737     $  364,318  $  51,442     $  3,024,305  $  177,179
  =======================================================   =======================   ==========================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


                                  LESS THAN 12 MONTHS         12 MONTHS OR LONGER             TOTAL
----------------------------------------------------------------------------------------------------------------
                                   FAIR      UNREALIZED        FAIR     UNREALIZED       FAIR      UNREALIZED
   DESCRIPTION OF SECURITIES       VALUE       LOSSES          VALUE      LOSSES         VALUE       LOSSES
---------------------------------------------------------   -----------------------   --------------------------
As of December 31, 2010:
  U. S. governments             $   349,766  $    8,631     $      -    $     -       $    349,766  $     8,631
  All other governments             117,994       1,187            -          -            117,994        1,187
  States, territories and
  possessions                       255,356       4,276            -          -            255,356        4,276
  Political subdivisions of
  states, territories and
  possessions                       661,980      13,723            -          -            661,980       13,723
  Special revenue                 1,542,522      44,779         80,600     14,261        1,623,122       59,040
  Industrial and miscellaneous      672,482      59,489          6,933      1,132          679,415       60,621
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS                     3,600,100     132,085         87,533     15,393        3,687,633      147,478
  -------------------------------------------------------   -----------------------   --------------------------
  Affiliated                        289,975      10,694         12,200      5,525          302,175       16,219
  Non-affiliated                        338          39            -          289              338          328
  -------------------------------------------------------   -----------------------   --------------------------
  Common stock                      290,313      10,733         12,200      5,814          302,513       16,547
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL STOCKS                      290,313      10,733         12,200      5,814          302,513       16,547
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS AND STOCKS        $ 3,890,413  $  142,818     $   99,733  $  21,207     $  3,990,146  $   164,025
  =======================================================   =======================   ==========================

The Company reported write-downs on its bond investments due to OTTI in fair value of $61,446, $49,894 and $38,733 in 2011, 2010 and 2009, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $0, $33,261 and $38,827 during 2011, 2010 and 2009, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

--------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                   2011       2010       2009
--------------------------------------------------------------------------------
General Atlantic Partners 82, L.P.               $  4,427   $      -   $       -
General Atlantic Partners 80, L.P.                  4,306          -           -
TH Lee Putnam Ventures, L.P.                        4,079          -           -
Sprout IX LP                                        1,988          -           -
Advanced Technology Ventures VI, L.P.               1,894          -           -
General Atlantic Partners 74, L.P.                      -     14,793           -
NEF Kamchia Co-Investment Fund, L.P.                    -     12,803           -
General Atlantic Partners 70, L.P.                      -     11,535           -
Prides Capital Fund I LP                                -     10,778           -
RH Fund 1, L.P.                                         -      6,940           -
General Atlantic Partners 77, L.P.                      -      6,326           -
AIG Black Sea Holding, L.P. (BTC Investment)            -          -      57,728
J.C. Flowers Fund II, L.P.                              -          -      20,286
Electra European Fund II                                -          -      17,266
Capvest Equity Partners, L.P.                           -          -      13,372
Valueact Capital Partners III                           -          -       8,811
Arrowpath Fund II, L.P.                                 -          -       4,973
AZ Auto Hldgs LLC                                       -          -       4,102
Brencourt Multi-Strategy, L.P.                          -          -       3,899
AIG Private Equity Portfolio, L.P.                      -          -       3,542
Blackstone Kalix Fund L.P.                              -          -       3,179
Meritage Private Equity Fund, L.P.                      -          -       1,239
Items less than $1.0 million                          750          -       2,255
--------------------------------------------------------------------------------
 TOTAL                                           $ 17,444   $ 63,175   $ 140,652
================================================================================

Securities carried at book adjusted carrying value of $1,316,565 and $1,363,230 were deposited with regulatory authorities as required by law as of December 31, 2011 and 2010, respectively.

During 2011, 2010 and 2009, included in Net Investment Income Earned were investment expenses of $27,606, $17,034 and $11,116, respectively and interest expense of $4, $348 and $9,737, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

      - Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

      - Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

      - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2011 and 2010:

--------------------------------------------------------------------------
                                 DECEMBER 31, 2011
--------------------------------------------------------------------------
                       Level 1       Level 2       Level 3        Total
--------------------------------------------------------------------------
Bonds                 $       -     $  80,765     $  81,990     $  162,755
Common stocks            27,241             -             -         27,241
Preferred stocks              -             -             -              -
Derivative asset              -         1,690             -          1,690
--------------------------------------------------------------------------
Total                 $  27,241     $  82,455     $  81,990     $  191,686
==========================================================================

--------------------------------------------------------------------------
                                    DECEMBER 31, 2010
--------------------------------------------------------------------------
                       Level 1       Level 2       Level 3        Total
--------------------------------------------------------------------------
Bonds                 $      -      $   3,612     $   2,904     $    6,516
Common stocks            36,311         3,426            -          39,737
Preferred stocks             -         90,886            -          90,886
Derivative liability         -         (4,250)           -          (4,250)
--------------------------------------------------------------------------
Total                 $  36,311     $  93,674     $   2,904     $  132,889
==========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



The following table presents changes during 2011 and 2010 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2011 and 2010 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2011 and 2010.

------------------------------------------------------------------------------------------------------------------------------
                                                           Net Realized and Unrealized    Unrealized  Purchases,
                                                          Gains (Losses) Included in Net   Gains        Sales,
                   Balance                                    Investment Income and       (Losses)    Issuances,   Balance at
                 Beginning of                                Realized Capital Gains      Included in Settlements, December 31,
                     Year     Transfers In Transfers Out           (Losses)                Surplus       Net         2011
------------------------------------------------------------------------------------------------------------------------------
Bonds            $      2,904 $     72,866 $      (3,014) $                        3,686 $    (5,172) $   10,720 $      81,990
Common stocks               -            -             -                               -           -           -             -
Preferred stocks            -            -             -                               -           -           -             -
------------------------------------------------------------------------------------------------------------------------------
Total            $      2,904 $     72,866 $      (3,014) $                        3,686 $    (5,172) $   10,720 $      81,990
==============================================================================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                           Net Realized and Unrealized    Unrealized  Purchases,
                                                          Gains (Losses) Included in Net   Gains        Sales,
                   Balance                                    Investment Income and       (Losses)    Issuances,   Balance at
                 Beginning of                                Realized Capital Gains      Included in Settlements, December 31,
                     Year     Transfers In Transfers Out           (Losses)                Surplus       Net         2010
------------------------------------------------------------------------------------------------------------------------------
Bonds            $     37,738 $      2,904 $     (32,212) $                       (8,652) $    10,049 $   (6,923) $      2,904
Common stocks              -            -             -                               -            -          -             -
Preferred stocks        2,905           -          (520)                              -           438     (2,823)           -
------------------------------------------------------------------------------------------------------------------------------
Total            $     40,643 $      2,904 $     (32,732) $                       (8,652) $    10,487 $   (9,746) $      2,904
==============================================================================================================================


Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The Company did not have other invested assets measured at fair value on a non-recurring basis as of December 31, 2011 and 2010.

Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to retain such securities.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


At December 31, 2011, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities.

---------------------------------------------------------------------------------
         BOOK/ADJUSTED
        CARRYING VALUE
        AMORTIZED COST  PRESENT VALUE OF
        BEFORE CURRENT   PROJECTED CASH   RECOGNIZED  AMORTIZED COST
          PERIOD OTTI        FLOWS           OTTI       AFTER OTTI     FAIR VALUE
---------------------------------------------------------------------------------
        $    1,564,984  $      1,516,679  $   48,305      $ 1,516,679 $ 1,440,301
=================================================================================


At December 31, 2011 and 2010, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

---------------------------------------------------------------------------------------------------------------
                                           DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------
                                             Less than 12           12 Months or
                                                Months                 Longer                    Total
---------------------------------------------------------------------------------------------------------------
                                                    Unrealized              Unrealized               Unrealized
Description of Securities              Fair Value     Losses    Fair Value     Losses   Fair Value     Losses
---------------------------------------------------------------------------------------------------------------
Loan-backed and structured securities  $ 1,805,059  $  100,010  $  270,280  $   33,244  $ 2,075,339   $ 133,254
---------------------------------------------------------------------------------------------------------------
Total temporarily impaired securities  $ 1,805,059  $  100,010  $  270,280  $   33,244  $ 2,075,339   $ 133,254
===============================================================================================================


---------------------------------------------------------------------------------------------------------------
                                           DECEMBER 31, 2010
---------------------------------------------------------------------------------------------------------------
                                             Less than 12           12 Months or
                                                Months                 Longer                    Total
---------------------------------------------------------------------------------------------------------------
                                                    Unrealized              Unrealized               Unrealized
Description of Securities              Fair Value     Losses    Fair Value     Losses   Fair Value     Losses
---------------------------------------------------------------------------------------------------------------
Loan-backed and structured securities  $   572,376  $   58,253  $    6,298  $    1,130  $   578,674   $  59,383
---------------------------------------------------------------------------------------------------------------
Total temporarily impaired securities  $   572,376  $   58,253  $    6,298  $    1,130  $   578,674   $  59,383
===============================================================================================================


In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2010, the Company and certain of its affiliated insurance companies purchased various series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes, and Class B Notes issued by Metropolis as part of the series.

The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows (par and purchase price each converted to US dollars as of the acquisition date):

COMPANY                             PAR PURCHASED    PURCHASE PRICE
National Union                     $       852,455   $        808,335
American Home                              423,421            402,213
C&I                                        275,223            261,438
Lexington Insurance Company                423,421            402,213
Chartis Select Insurance Company           275,223            261,438
                                  ------------------------------------
        Total                      $     2,249,743   $      2,135,637
                                  ====================================

Of the thirteen Class A Notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2011 and 2010 was EUR 1,080,300 and EUR 1,252,015, respectively.

The following table summarizes the realized and unrealized capital gains or losses, the notional amount and the fair value of the cross-currency swaps held by the Company and its affiliates as of and for the years ended December 31, 2011 and 2010:

                                     AS OF DECEMBER 31, 2011        YEAR ENDED DECEMBER 31, 2011
                                  ---------------------------    ------------------------------------
                                    OUTSTANDING                                         UNREALIZED
                                      NOTIONAL      ESTIMATED    REALIZED CAPITAL     CAPITAL GAINS /
                                       AMOUNT      FAIR VALUE    GAINS / (LOSSES)        (LOSSES)
                                  ---------------------------    ------------------------------------
COMPANY
National Union                    EUR   434,192    $    2,509    $         (7,961)    $         2,509
American Home                           195,790         1,690              (4,985)              1,690
C&I                                     127,264         1,148              (2,789)              1,148
Lexington Insurance Company             195,790         1,690              (4,291)              1,690
Chartis Select Insurance Company        127,264         1,148              (2,789)              1,148
                                  -------------------------------------------------------------------
        Total                     EUR 1,080,300    $    8,185    $        (22,815)    $         8,185
                                  ===================================================================

                                    AS OF DECEMBER 31, 2010         YEAR ENDED DECEMBER 31, 2010
                                  ---------------------------    -------------------------------------
                                    OUTSTANDING                                         UNREALIZED
                                     NOTIONAL       ESTIMATED    REALIZED CAPITAL     CAPITAL GAINS /
                                      AMOUNT       FAIR VALUE    GAINS / (LOSSES)        (LOSSES)
                                  ---------------------------    -------------------------------------
COMPANY
National Union                    EUR   493,005    $  (11,263)   $          2,580     $       (11,263)
American Home                           230,003        (4,250)                913              (4,250)
C&I                                     149,502        (2,762)                593              (2,762)
Lexington Insurance Company             230,003        (4,250)                913              (4,250)
Chartis Select Insurance Company        149,502        (2,762)                593              (2,762)
                                  --------------------------------------------------------------------
        Total                     EUR 1,252,015    $  (25,287)   $          5,592     $       (25,287)
                                  ====================================================================


Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. No foreign securities are loaned. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is trued-up daily based on daily fair value measurements from a third-party pricing source. If at any time the fair value of the collateral, inclusive of accrued interest thereon, falls below 102 percent of the fair value of the securities loaned, the Company can demand that the counterparty deliver additional collateral to restore the initial 102 percent collateral requirement. The Company is contractually prohibited from reinvesting any of the collateral it received, including cash collateral, for its securities lending activity. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of collateral received as of December 31, 2011, inclusive of accrued interest, is $953,661. The aggregate fair value of securities on loan is $919,879.


NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2011, 2010 and 2009 is set forth in the table below:

------------------------------------------------------------------------------------------------
                                                       2011             2010           2009
------------------------------------------------------------------------------------------------

RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $  14,383,093   $  13,482,501   $  13,268,600

Incurred losses and LAE related to:

 Current accident year                                4,293,428       4,074,495       4,528,746

 Prior accident years                                   250,641       1,904,603         939,381
------------------------------------------------------------------------------------------------

  TOTAL INCURRED LOSSES AND LAE                       4,544,069       5,979,098       5,468,127
------------------------------------------------------------------------------------------------

Paid losses and LAE related to:

 Current accident year                               (1,368,553)     (1,206,965)     (1,426,132)

 Prior accident years                                (5,092,095)     (3,871,541)     (3,828,094)
------------------------------------------------------------------------------------------------

  TOTAL PAID LOSSES AND LAE                          (6,460,648)     (5,078,506)     (5,254,226)
------------------------------------------------------------------------------------------------

RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $  12,466,514   $  14,383,093   $  13,482,501
================================================================================================


During 2011, the Company ceded $1,876,693 of its net asbestos and Excess Workers Compensation reserves to Eaglestone Reinsurance Company (Eaglestone) resulting in a decrease to net reserves. For 2011, the Company reported adverse loss and LAE reserve development of $250,641, including accretion of loss reserve discount, of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $168,280 were also included in the Company's incurred losses and LAE. As

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


discussed in Note 5, the restructure of the foreign branch operations resulted in a decrease of $44,666 of the reserves during 2011.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers' Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development in Directors & Officers liability and other classes of business offset adverse development in the Company's Excess Casualty business. The adverse development in Excess Casualty was primarily related to accident years 2003 and prior.

The Company and some of its affiliates have continued their strategy that started in 2010 to improve the allocation of their reinsurance between traditional reinsurance markets and capital markets. As part of this strategy, they have secured $1.45 billion in protection for U.S. hurricanes and earthquakes through three separate catastrophe bond transactions. In 2011, they secured $575 million in a bond transaction and in 2010, $875 million through two separate bond transactions. These bond transactions in 2011 and 2010 reduced net premiums written by approximately $72,420 and $74,788, respectively.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $176,259, $169,676 and $166,812, respectively. In addition, as of December 31, 2011 and 2010, the Company recorded $0 and $50,400, respectively, of salvage from a related party, as a direct reduction of outstanding reserves.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,970,806, $4,364,556 and $5,336,235, respectively (exclusive of inter-company pooling).

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's  environmental exposure arises from the sale of general liability,
product  liability  or  commercial  multi  peril  liability  insurance,   or  by
assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The  Company's  asbestos  and  environmental   related  loss  and  LAE  reserves
(including case & IBNR reserves) for the year ended December 31, 2011, 2010 and 2009, gross and net of reinsurance credits, are as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
--------------------------------------------------------------------------------- ---------------------------------------
Direct :

Loss and LAE reserves, beginning of year   $ 1,536,426  $   890,649  $   905,283   $    67,916  $    88,550  $   105,450

 Incurred losses and LAE                       (56,328)     818,692      175,575         8,700        5,138       (3,738)

 Calendar year paid losses and LAE            (129,292)    (172,915)    (190,209)      (20,768)     (25,772)     (13,162)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $ 1,350,806  $ 1,536,426  $   890,649   $    55,848  $    67,916  $    88,550
================================================================================= =======================================

Assumed:

Loss and LAE reserves, beginning of year   $   154,386  $    85,957  $    86,374   $     5,476  $     5,744  $     5,077

 Incurred losses and LAE                        26,780       87,026       (1,517)        1,379        1,066          856

 Calendar year paid losses and LAE             (19,442)     (18,597)       1,100        (1,227)      (1,334)        (189)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $   161,724  $   154,386  $    85,957   $     5,628  $     5,476  $     5,744
================================================================================= =======================================

Net of reinsurance:

Loss and LAE reserves, beginning of year   $   733,373  $   393,257  $   414,790   $    41,696  $    48,761  $    57,647

 Incurred losses and LAE                        46,614      422,050       54,172         8,388        6,963        1,800

 Calendar year paid losses and LAE            (779,987)     (81,934)     (75,705)      (11,497)     (14,028)     (10,686)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $         -  $   733,373  $   393,257   $    38,587  $    41,696  $    48,761
================================================================================= =======================================


The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
---------------------------------------------------------------------------------  --------------------------------------
Direct basis                               $   860,891  $ 1,127,844  $   503,724   $     8,937  $    17,850  $    29,091
Assumed reinsurance basis                      101,277      118,402       41,926           410          394          520
Net of ceded reinsurance basis                       -      552,119      221,716         4,491        8,548       14,070


The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
-------------------------------------------------------------------------------------------------------------------------
Direct basis                               $    98,454  $   125,316  $    55,969   $     3,830  $     7,650  $    12,468
Assumed reinsurance basis                        9,322        7,659        7,009            91           87          164
Net of ceded reinsurance basis                       -       55,849       26,985         3,588        3,582        5,971


Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2011 are

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.


Asbestos Loss Portfolio Transfer

On March 31, 2011, the Company and certain other Chartis affiliated insurers (collectively, the Chartis Reinsureds) entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transferred all of their net (net of discount and net of external reinsurance) U.S. asbestos liabilities to Eaglestone. The Chartis Reinsureds made a payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of Chartis Reinsureds is presented below.

Eaglestone and the Chartis Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the Chartis Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the Chartis Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the Chartis Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the Chartis reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of Chartis affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the Chartis Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the NY DFS, the Company's provision for reinsurance recoverable both paid and unpaid has been reduced by $82,034 to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Chartis companies' asbestos related third party reinsurance recoverables. This credit is reflected in the "Other allowed offset items" column of the Schedule of Reinsurance of the Company's 2011 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Admitted Pool members entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of 4.25 percent per annum on the funds withheld balance. The Company's funds held balance including accrued interest was $1,071,268 at December 31, 2011. This

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


was considered a non cash transaction in the statement of cash flow.

The share of the net reserves assumed by Eaglestone from each of the Chartis Reinsureds is presented below.


----------------------------------------------------------------------------------------

                                          ASBESTOS LOSS  EXCESS WORKERS'
COMPANY                                      TRANSFER      COMPENSATION       TOTAL
----------------------------------------------------------------------------------------

ADMITTED POOL COMPANIES:
    National Union                        $     827,363  $       927,266  $   1,754,629
    American Home                               783,818        1,092,875      1,876,693
    C&I                                         239,500          333,934        573,434
    Chartis PC                                  108,863          122,009        230,872
    New Hampshire                               108,863          122,009        230,872
    ISOP                                        108,863          122,009        230,872
                                         -----------------------------------------------
TOTAL ADMITTED POOL COMPANIES             $   2,177,270  $     2,720,102  $   4,897,372
                                         ===============================================

SURPLUS LINES POOL COMPANIES:
    Lexington Insurance Company           $     261,997  $             -  $     261,997
    Chartis Select Insurance Company             67,370                -         67,370
    Chartis Specialty Insurance Company          37,428                -         37,428
    Landmark Insurance Company                    7,486                -          7,486
                                         -----------------------------------------------
TOTAL SURPLUS LINES POOL COMPANIES        $     374,281  $             -  $     374,281
                                         ===============================================

CHARTIS INTERNATIONAL
    Chartis Overseas Ltd.                 $     212,400  $             -  $     212,400
    Other                                        26,400                -         26,400
                                         -----------------------------------------------
TOTAL CHARTIS INTERNATIONAL               $     238,800  $             -  $     238,800
                                         ===============================================
                                         -----------------------------------------------
GRAND TOTAL                               $   2,790,351  $     2,720,102  $   5,510,453
                                         ===============================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 5 - RELATED PARTY TRANSACTIONS

A.    ADMITTED POOLING AGREEMENT

      The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan branch of the Company) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union their percentage share of the pooled business.

      The Company's share of the pool is 36.0 percent. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

      A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B.    CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

      AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements with the NY DFS that have been prepared in accordance with NY SAP.

      At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the Admitted Pooling Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

      --------------------------------------------------------- -------------- -------------------
                                                                  INITIAL         PARTICIPATION
                                                    NAIC CO.   PARTICIPATION   PERCENT SPECIFIC TO
      MEMBER COMPANY                                  CODE       PERCENT            JAPAN RISK
      --------------------------------------------------------------------------------------------

      Chartis Overseas Limited                           -         67.0%               85.0%
      Admitted Pool member companies, as follows:        -         33.0%               15.0%
        New Hampshire                                 23841        12.0%               10.0%
        National Union                                19445        11.0%                5.0%
        The Company                                   19380        10.0%                0.0%

      ============================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:


      --------------------------------------------------------------------------
      AS OF DECEMBER 31,                                   2011        2010
      --------------------------------------------------------------------------

      Assumed reinsurance premiums receivable          $   119,334  $    75,852
      Funds held by ceding reinsurers                       41,702       12,478
      Reinsurance recoverable                               34,065       42,074
      Equities in underwriting pools and associations      266,934      544,719
      --------------------------------------------------------------------------
      TOTAL ASSETS                                     $   462,035  $   675,123
      --------------------------------------------------------------------------

      Loss and LAE reserves                            $   524,705  $   564,889
      Unearned premium reserves                            206,983      233,080
      Funds held                                            10,157       13,038
      Ceded balances payable                                48,337       61,292
      Assumed reinsurance payable                           53,519       44,085
      --------------------------------------------------------------------------
      TOTAL LIABILITIES                                $   843,701  $   916,384
      --------------------------------------------------------------------------

      TOTAL SURPLUS                                    $  (381,666) $  (241,261)
      ==========================================================================

      As of December 31, 2011, the Association reported an asset of $2,401,126 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2011, Chartis Europe S.A. represented $1,748,890 and Chartis UK Holdings represented $542,447, respectively of this total SCA asset.

      The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2011, the Company's interest in the Association's SCA entities was $285,254 and has been reported as a component of Equities in Underwriting Pools and Associations.

      As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of the Company's Japan and former Canadian branches, have historically been reported as part of the operations of the Association by its member companies consistent with the accounting for the Admitted Pooling Agreement, the Admitted Pool. The U.S. member companies of the Association pooled their 33 percent participation with the remaining members of the Admitted Pool.

      On January 1, 2011, the Company transferred the existing business of its Singapore Branch to Chartis Singapore Insurance PTE Ltd. (Chartis Singapore) an indirect wholly owned subsidiary of Chartis International, LLC. The Company also transferred the in force business of its Australia
      and  New  Zealand   branches  to  new  legal  entities

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      formed in those jurisdictions, effective March 1, 2011 and December 1, 2011 respectively. With an effective date of December 1, 2011, the Company also transferred the in force business of its Cyprus and Malta branches to newly formed branches of Chartis Insurance UK Limited (Chartis UK). New Hampshire transferred its in force business of its Philippines branch to Chartis Philippines Insurance Inc., a subsidiary of Chartis Singapore, effective December 1, 2011.

      On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK (n/k/a Chartis Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of Chartis UK. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to Chartis UK Ireland Branch and repaneled. On that same date, Chartis UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

      During  2011,  the  largest   restructuring   were  completed  at  Chartis
      Singapore, the Australia branch and the Hong Kong branches. These branches had total assets of $2,315,692 and liabilities of $1,322,618.

      Effective December 1, 2010, the in force business of the Hong Kong branches of National Union, the Company and New Hampshire was transferred to Chartis Insurance Hong Kong Limited, a subsidiary of Chartis Overseas Limited, under Section 25D of the Hong Kong Insurance Companies Ordinance. Consistent with the 2011 transactions, this transaction was recorded by the Admitted Pool members in calendar year 2011 with the approval of the New York and Pennsylvania Insurance Departments.

      The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and Pennsylvania Insurance Department to record the above referenced December 1, 2011 restructuring activities, including the reinsurance transactions associated with the restructuring of Chartis Ireland operations, in their 2012 statutory financial statements. These transactions are not expected to have a material impact on the Company's financial statements.


C.    GUARANTEE ARRANGEMENTS

      The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 11.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


D.    INVESTMENTS IN AFFILIATES

      As of December 31, 2011 and 2010, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

      ----------------------------------------------------------------------------------------------------------
                                                        AFFILIATE               CARRYING VALUE     CHANGE IN
                                                        OWNERSHIP  ACTUAL COST  AT DECEMBER 31,  CARRYING VALUE
      AFFILIATED COMMON STOCK INVESTMENTS                PERCENT      2011          2011              2011
      ----------------------------------------------------------------------------------------------------------
      AIU Brasil Affiliate                                100.0%   $       408  $           476  $       (1,771)
      Chartis Non Life Holding Company (Japan), Inc.        0.0%            -                -         (289,975)
      AIG Mexico Industrial, L.L.C.  (a)                    0.0%            -                -          (10,954)
      American International Realty Corporation            31.5%        14,198           35,962          (6,385)
      Pine Street Real Estate Holdings Corporation         31.5%         5,209            2,362             227
      Eastgreen, Inc.                                      13.8%        20,977           18,222           8,157
      ----------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS - AFFILIATES                            $    40,792  $        57,022  $     (300,701)
      ==========================================================================================================

      (a)   The Company's interest was sold on July 29, 2011.

      ----------------------------------------------------------------------------------------------------------
                                                        AFFILIATE               CARRYING VALUE     CHANGE IN
                                                        OWNERSHIP  ACTUAL COST  AT DECEMBER 31,  CARRYING VALUE
      AFFILIATED COMMON STOCK INVESTMENTS                PERCENT      2010          2010              2010
      ----------------------------------------------------------------------------------------------------------
      Chartis Non Life Holding Company (Japan), Inc.(c)   100.0%   $   300,384  $       289,975  $      210,017
      AIU Brasil Affiliate                                100.0%           408            2,247             155
      AIG Mexico Industrial, L.L.C.                        49.0%         6,981           10,954             567
      American International Realty Corporation            31.5%        14,169           42,347          21,723
      Pine Street Real Estate Holdings Corporation         31.5%         5,209            2,135             (58)
      Eastgreen, Inc.                                      13.4%        12,804           10,065             138
      Fuji Fire and Marine Insurance Company  (c)           2.8%            -                -          (12,180)
      ----------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS - AFFILIATES                            $   339,955  $       357,723  $      220,362
      ==========================================================================================================

      (c) The Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of Chartis Non Life Holding Company (Japan), Inc.

      On August 4, 2011, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an
      intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of Chartis International, LLC, for approximately $433,600. The Company realized a capital gain of $133,220 and incurred a tax expense of $46,627 on this transaction. The tax liability was relieved through a deemed capital contribution.

      In 2010, the Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of Chartis Non Life Holding Company (Japan) Inc.

      Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      traded affiliates which are based on quoted fair values, less a discount as prescribed by NAIC SAP (see Note 1).

      The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0 percent. As of December 31, 2011 and 2010, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0 percent amounted to $566,665 and $802,931, respectively.


E.    RESTRUCTURING

      DOMESTIC OPERATIONS

      As discussed in Note 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multi-year reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

      Effective  October  7, 2010,  National  Union  Fire  Insurance  Company of
      Louisiana (NULA), Audubon Insurance Company (Audubon Insurance) and Audubon Indemnity Company (Audubon Indemnity) were merged with and into National Union. National Union is the surviving company and has assumed all of the existing obligations of the merged companies. The mergers were recorded as of October 1, 2010 with the approval of the Pennsylvania Insurance Department. As a result of the merger, National Union's total assets increased by $55,529; total liabilities increased by $4,901; gross paid in and contributed capital increased by $7,130; and unassigned surplus increased by $43,498. The increase to National Union's post-merger surplus is net of eliminations of $1,541 that is primarily related to the provision for reinsurance $1,308. This item is presented as Other Surplus Adjustments in National Union's Statement of Operations and Changes in Capital and Surplus. The other members of the Admitted Pool settled with National Union and recorded their proportionate share in accordance with the pooling agreement. With the approval of National Union's domiciliary regulator, none of the prior years' results or historical schedules have been restated for the merger. The transaction was accounted for as a statutory merger. National Union did not issue any new shares of stock as a result of the merger.

      On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continued to own 9,193 common shares of TRH, representing approximately 13.9 percent of TRH's common shares issued, which were sold in March 2010. The Company had previously owned 33.2 percent of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility, except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock. During 2010, the Company sold all but one hundred of the remaining shares of TRH and realized a profit of $463,417.

      Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S., Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S., Inc. not subject to this sale ("Chartis U.S., Inc. companies"). The PCG business written by Chartis U.S., Inc. companies was ceded 100 percent to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50 percent quota share to National Union. The Admitted Pool members participated in this business assumed by National Union at their stated pool percentages.

      In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S., Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

            1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50 percent of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

            2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

            3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S., Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

      Following these transactions the Chartis U.S., Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

      The Chartis U.S., Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S., Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

      Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


received by the Chartis U.S., Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

FOREIGN OPERATIONS

Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of National Union, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, Chartis owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, National Union sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of Chartis International, LLC, for approximately $586,800. Additionally, on the same date, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of Chartis International, LLC, for approximately $433,600. Chartis' total ownership of Fuji Japan has not changed as a result of these transactions.


F. OTHER RELATED PARTY TRANSACTIONS

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2011 and 2010 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2011 and 2010 and all capital contributions and dividends.

                                                                               ASSETS RECEIVED BY           ASSETS TRANSFERRED BY
                                                                                   THE COMPANY                    THE COMPANY
------------------------------------------------------------------------------------------------------------------------------------
   DATE OF                                                                      STATEMENT
 TRANSACTION    EXPLANATION OF TRANSACTION      NAME OF AFFILIATE                VALUE    DESCRIPTION  STATEMENT VALUE  DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
  03/28/11     Purchase of securities      AIG Inc. Matched Investment Program  $ 587,841  Securities      $   587,841      Cash


  08/18/11     Purchase of securities            Chartis Select                   179,406  Securities          179,406      Cash

  08/18/11     Purchase of securities               Lexington                     747,122  Securities          747,122      Cash

  08/18/11       Sale of securities              Chartis Select                   210,304    Cash              200,294   Securities

  08/18/11       Sale of securities                 Lexington                     854,193    Cash              814,422   Securities

  03/01/11            Dividend                 Chartis U.S., Inc.                       -       -               11,448     In kind

  06/29/11            Dividend                 Chartis U.S., Inc.                       -       -               110,000      Cash

  11/01/11            Dividend                 Chartis U.S., Inc.                       -       -               16,010     In kind

  03/31/11     Return of capital (a)           Chartis U.S., Inc.                       -       -            1,020,000      Cash

  09/19/11       Return of capital             Chartis U.S., Inc.                       -       -              400,000      Cash

  06/30/11     Capital contributions           Chartis U.S., Inc.                   5,623     Cash                   -        -

   Various      Capital contributions (b)      Chartis U.S., Inc.                  57,153    In kind                 -        -

   Various      Capital contribution           Chartis U.S., Inc.                   4,605    In kind                 -        -
------------------------------------------------------------------------------------------------------------------------------------
(a) Refer immediately below this table for Eaglestone Reinsurance Company capitalization  Chartis Select: Chartis Select Insurance
                                                                                          Company
(b) Capital contributions in lieu of Tax Sharing Agreement                                Lexington: Lexington Insurance Company
------------------------------------------------------------------------------------------------------------------------------------


Funding of Eaglestone Capitalization

On March 31, 2011, National Union, the Company, and New Hampshire (Funding Participants), with the approval of the NY DFS and the Pennsylvania Insurance Department (PA DOI), returned $1,700,000 of capital to their immediate parent (Chartis U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


$1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to Chartis U.S., Inc. The distribution was made to Chartis U.S., Inc. on July 27, 2011. On that same date, Chartis U.S., Inc. contributed $620,000 to National Union, $130,000 to New Hampshire, and $100,000 to Chartis PC.

                                                                 ASSETS RECEIVED BY     ASSETS TRANSFERRED BY
                                                                    THE COMPANY             THE COMPANY
-------------------------------------------------------------------------------------------------------------
   DATE OF                                                      STATEMENT              STATEMENT
 TRANSACTION    EXPLANATION OF TRANSACTION  NAME OF AFFILIATE     VALUE    DESCRIPTION  VALUE     DESCRIPTION
-------------------------------------------------------------------------------------------------------------
  02/12/10               Dividend           Chartis U.S., Inc. $         -     -       $ 300,000     Cash

  04/08/10               Dividend           Chartis U.S., Inc.           -     -           1,343     Cash

  Various       Capital contribution (a)    Chartis U.S., Inc.       5,322  In kind            -       -

  03/31/10         Capital contribution     Chartis U.S., Inc.       4,829  In kind            -       -
                  Capital contribution(b)
  12/31/10                                  Chartis U.S., Inc.   1,937,124 Receivable          -       -

  06/24/10          Sale of securities       National Union        708,005   Cash        708,005  Securities

(a)  Capital contributions in lieu of Tax Sharing agreement

(b)  Capital contribution was received on February 25, 2011


In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2011, 2010 and 2009 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2011, 2010 and 2009:

FOR THE YEARS ENDED DECEMBER 31,        2011         2010      2009
----------------------------------------------------------------------
Chartis Global Claims Services, Inc. $    250,065  $ 245,427 $ 255,941

Chartis Global Services, Inc.             272,803          -         -
----------------------------------------------------------------------
 TOTAL                               $    522,868  $ 245,427 $ 255,941
======================================================================

Effective January 1, 2011, Chartis Global Services, Inc. is the shared services organization for Chartis U.S., Inc. and Chartis International, LLC. In 2010 and 2009, the expenses were paid by other members of the Admitted Pool and allocated to the Company in accordance with the Pooling Agreement.

As of December 31, 2011 and 2010, short-term investments included amounts invested in the AIG Managed Money Market Fund of $376,438 and $1,881,287, respectively.

Federal and foreign income taxes payable to the Ultimate Parent as of December 31, 2011 and 2010 amounted to $23,930 and $60,666, respectively.

At December 31, 2011 and 2010, the amount due from/(to) National Union, as the lead company of the intercompany

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


pool, was $3,447 and $(121,756), respectively.

As of December 31, 2011 and 2010, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

-------------------------------------------------------------------------------
AS OF DECEMBER 31,                                        2011          2010
-------------------------------------------------------------------------------
Balances with admitted pool companies                  $     6,325  $    31,954

Balances less than 0.5% of admitted assets                   7,005       23,175

Capital contributions receivable from Chartis U.S. Inc.          -    1,937,124
-------------------------------------------------------------------------------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES    $    13,330  $ 1,992,253
===============================================================================

Balances with admitted pool companies                  $       145  $   122,198

Balances less than 0.5% of admitted assets                  46,282       82,128
-------------------------------------------------------------------------------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES         $    46,427  $   204,326
===============================================================================

On February 23, 2011, NY SAP approved the Company's request to receive a capital contribution of $1,937,124 in cash from its parent Chartis U.S., Inc. and to reflect such contribution in its December 31, 2010 annual statement. The capital contribution was received by the Company on February 25, 2011 and reported as Receivable from Affiliate at December 31, 2010.

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

G.   EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, liquidity issues resulted in AIG seeking and receiving governmental support through a credit facility from the Federal Reserve Bank of New York (the FRBNY, and such credit facility, the FRBNY Credit Facility) and funding from the United States Department of the Treasury (Department of the Treasury) through the Troubled

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


Asset Relief Program (TARP).

On January 14, 2011, AIG was recapitalized (the Recapitalization) and the FRBNY Credit Facility was repaid and terminated through a series of transactions that resulted in the Department of the Treasury becoming AIG's majority shareholder with ownership of approximately 92 percent of outstanding AIG Common Stock at that time. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest over time, and AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

On May 27, 2011, AIG and the Department of the Treasury, as the selling shareholder, completed a registered public offering of AIG Common Stock. AIG issued and sold 100 million shares of AIG Common Stock for aggregate net proceeds of approximately $2.9 billion and the Department of the Treasury sold 200 million shares of AIG Common Stock. AIG did not receive any of the proceeds from the sale of the shares of AIG Common Stock by the Department of the Treasury. As a result of the sale of AIG Common Stock in this offering, the Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (the Series G Preferred Stock) was cancelled and the ownership of the outstanding AIG Common Stock by the Department of the Treasury was reduced from approximately 92 percent to approximately 77 percent after the completion of the offering.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,               2011                         2010                         2009
-------------------------------------------------------------------------------------------------------------------
                                       WRITTEN       EARNED      WRITTEN       EARNED       WRITTEN      EARNED
-------------------------------------------------------------- ------------------------- --------------------------
Direct premiums                      $  1,327,507  $ 1,425,212 $  1,471,932  $ 1,494,653 $   2,181,231 $  2,429,839

Reinsurance premiums assumed:

 Affiliates                             6,868,230    7,283,623    6,775,226    7,113,494     7,553,633    8,250,685

 Non-affiliates                           102,880       74,710       64,497       37,427        51,887       46,888
-------------------------------------------------------------- ------------------------- --------------------------
    GROSS PREMIUMS                      8,298,617    8,783,545    8,311,655    8,645,574     9,786,751   10,727,412
-------------------------------------------------------------- ------------------------- --------------------------
Reinsurance premiums ceded:

 Affiliates                             1,403,977    1,497,360    1,574,099    1,537,046     2,624,677    3,172,378

 Non-affiliates                         1,585,708    1,604,027    1,542,184    1,459,764     1,099,681    1,200,489
-------------------------------------------------------------- ------------------------- --------------------------
    NET PREMIUMS                     $  5,308,932  $ 5,682,158 $  5,195,372  $ 5,648,764 $   6,062,393 $  6,354,545
============================================================== ========================= ==========================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2011 and 2010 with the return of the unearned premium reserve is as follows:



                                         ASSUMED REINSURANCE       CEDED REINSURANCE                 NET
-------------------------------------------------------------- ------------------------- --------------------------
                                       UNEARNED                  UNEARNED                  UNEARNED
                                       PREMIUM      COMMISSION   PREMIUM     COMMISSION     PREMIUM     COMMISSION
                                       RESERVES      EQUITY      RESERVES      EQUITY      RESERVES       EQUITY
-------------------------------------------------------------- ------------------------- --------------------------
DECEMBER 31, 2011

 Affiliates                          $  3,342,813  $   394,470 $    830,856  $   138,051 $   2,511,957 $   256,419

 Non-affiliates                            65,890        7,775      444,215       73,807      (378,325)     (66,032)
-------------------------------------------------------------- ------------------------- --------------------------
 TOTAL                               $  3,408,703  $   402,245 $  1,275,071  $   211,858 $   2,133,632   $  190,387
============================================================== ========================= ==========================

DECEMBER 31, 2010

 Affiliates                          $  3,758,923  $   421,024 $    924,159  $   129,587 $   2,834,764 $    291,437

 Non-affiliates                            37,720        4,225      462,613       64,868      (424,893)     (60,643)
-------------------------------------------------------------- ------------------------- --------------------------
 TOTAL                               $  3,796,643  $   425,249 $  1,386,772  $   194,455 $   2,409,871 $  230,794
============================================================== ========================= ==========================

                                       53

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


As of December 31, 2011 and 2010 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-----------------------------------------------------------------
                           UNEARNED  PAID LOSSES   RESERVES FOR
                            PREMIUM      AND        LOSSES AND
                           RESERVES      LAE          LAE
-----------------------------------------------------------------
December 31, 2011

 Affiliates             $   830,856  $  124,663   $  10,409,887
 Non-affiliates             444,215     272,636       2,977,082
-----------------------------------------------------------------
 TOTAL                  $ 1,275,071  $  397,299   $  13,386,969
=================================================================
December 31, 2010
 Affiliates             $   924,159  $  131,717   $  10,701,691
 Non-affiliates             462,613     301,588       3,194,427
-----------------------------------------------------------------
 TOTAL                  $ 1,386,772  $  433,305   $  13,896,118
=================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The Company's unsecured reinsurance recoverables as of December 31, 2011 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

------------------------------------------------------------------------
                                                   NAIC CO.
REINSURER                                           CODE        2011
------------------------------------------------------------------------
Affiliates:
 Chartis U.S., Inc. Admitted Pool                     -     $ 8,527,665
 Eaglestone Reinsurance Company                     10651       722,458
 Chartis Overseas Ltd.                                -         548,081
 AIU Insurance Company                              19399       142,755
 American International Reinsurance Co. Ltd           -          53,151
 Lexington Insurance Company                        19437        28,535
 United Guaranty Insurance Company                  11715        23,187
 Chartis Europe S.A.                                  -           6,375
 Chartis Insurance UK Ltd                             -           5,725
 Chartis Specialty Insurance Company                26883         4,901
 Landmark Insurance Company                         35637         2,696
 US Life Ins Co of NY (F/ Amer Int Life Ass NY)     70106         2,434
 Chartis Insurance Company Of Canada                  -           1,750
 Chartis Select Insurance Company                   10932         1,718
 Other affiliates below $1.0 million                  -           4,469
------------------------------------------------------------------------
  TOTAL AFFILIATES                                           10,075,900
------------------------------------------------------------------------

Non-Affiliates:
 Swiss Re Group                                       -         232,415
 Lloyds Syndicates                                    -         223,289
 Transatlantic Group                                  -         216,955
 Munich Re Group                                      -         174,362
------------------------------------------------------------------------
  TOTAL  NON-AFFILIATES                                         847,021
------------------------------------------------------------------------
 Total affiliates and non-affiliates                        $ 10,922,921
========================================================================

During 2011, 2010 and 2009, the Company reported in its Statements of Operations statutory losses of $2,152, $135,317 and $10,863, respectively, as a result of commutations with the following reinsurers. The 2011 loss was comprised of losses incurred of $2,146 and premiums earned of $(6); the 2010 loss was comprised of losses incurred of $135,412, commissions incurred of $(98) and premiums earned of $(3); the 2009 losses were from losses incurred.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------
COMPANY                                    2011        2010       2009
--------------------------------------------------------------------------

Argonaut Midwest Insurance Company        $   1,882  $       -   $     -
American International Reinsurance
Company, Ltd. (a)                                -      131,629    10,284
Continental Casualty Company                     -        1,270        -
Reliastar Life Insurance Company                 -        1,296        -
Other reinsurers below $1 million               270       1,122       579
--------------------------------------------------------------------------
TOTAL                                     $   2,152  $  135,317  $ 10,863
==========================================================================

(a) Effective April 1, 2010, National Union commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and Pennsylvania Insurance Department. The Company recorded its share of these transactions based upon its stated pool percentage as follows:

                                       COMPANY'S POOLED
                           TOTAL          ALLOCATION
                         -----------   -----------------
Liabilities:
 Outstanding losses      $ 2,576,715   $        927,617
                         ============  =================
P&L:
 Paid losses                 365,636            131,629
                         ============  =================
 Net cash                $ 2,211,079   $        795,988
                         ============  =================


As of December 31, 2011 and 2010, the Company had reinsurance recoverables on paid losses in dispute of $102,721 and $115,859, respectively.

During 2011, 2010 and 2009, the Company recovered/(wrote off) reinsurance recoverable balances of $14,092, $(1,224) and $8,952, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2011 and 2010, the Company's premium receivable and losses payable on assumed business are as follows:

-------------------------------------------------------------------------------
                   2011                    AFFILIATE   NON-AFFILIATE   TOTAL
-------------------------------------------------------------------------------
Premiums in course of collection           $ 165,233   $ 36,933      $ 202,166

Reinsurance payable on paid loss
and loss adjustment expenses                  71,426     11,807         83,233

-------------------------------------------------------------------------------
                   2010                    AFFILIATE  NON-AFFILIATE   TOTAL
-------------------------------------------------------------------------------
Premiums in course of collection
                                           $ 146,906   $ 11,982      $ 158,888
Reinsurance payable on paid loss
and loss adjustment expenses                 150,327      4,755        155,082

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, relate to reinsurance agreements with the following:

                                                       2011                          2010
-------------------------------------------------------------------------------------------------------------------

                                          PREMIUMS IN   REINSURANCE PAYABLE     PREMIUMS IN    REINSURANCE PAYABLE
                                           COURSE OF   ON PAID LOSS AND LOSS     IN COURSE   ON PAID LOSS AND LOSS
                                          COLLECTION     ADJUSTMENT EXPENSES     COLLECTION    ADJUSTMENT EXPENSES
-------------------------------------------------------------------------------------------------------------------
Chartis Overseas Ltd.                     $    42,610  $              13,061    $    14,735  $              20,053
Chartis Excess Ltd.                             8,210                     36              -                      -
Lexington Insurance Co.                         7,986                 10,262         16,421                 17,730
Chartis Europe SA                               7,984                  9,237          7,544                 11,977
Chartis Insurance Company of Canada             7,179                  6,348              -                      -
Chartis Insurance UK Ltd.                       6,947                  6,679         11,225                  4,051
CA De Seguros American Intl                     5,270                  1,337              -                      -
La Meridional Compania Argentina
de Seguros S.A.                                 3,757                  1,210              -                      -
Chartis Specialty Insurance. Co.                3,195                  1,321            388                    597
National Union Ins. Co. of Vermont              2,225                  9,024             47                 15,310
Chartis Insurance Company - Puerto Rico         1,473                  1,269         10,632                    310
United Guaranty Residential Ins. Co.              461                (50,400)           245                 20,558
Chartis Australia Insurance Ltd.                    -                  4,945              -                      -
AIU Insurance Co.                              (2,539)                (3,624)        (8,361)                (8,316)

Effective January 1, 2010, Chartis Specialty Insurance Company (Chartis Specialty) commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                     COMPANY'S POOLED
                                   TOTAL               ALLOCATION
                                 ------------        -----------------
Liabilities:

 Outstanding losses              $ 3,278,251         $     1,180,170

 Unearned premium reserves           933,787                  336,163

 Other                                49,727                   17,902
                                 ------------        -----------------
                                   4,261,765                1,534,235
                                 ------------        -----------------
P&L:
 Ceding commission                   220,094                   79,234
                                 ------------        -----------------
                                 $ 4,041,671         $       1,455,001
                                 ============        =================

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2011 and 2010, the Company's deposit assets and liabilities were comprised of the following:

---------------------------------------------------------------------------
                          Deposit    Deposit     Funds Held     Funds Held
                          Assets   Liabilities    Assets      Liabilities
-----------------------------------------------  --------------------------
December 31, 2011:
 Direct                  $      -  $    97,581   $        -   $          -
 Assumed                        -           44            -              -
 Ceded                          3            -            -          4,848

----- -----------------------------------------  --------------------------
 TOTAL                   $      3  $    97,625   $        -   $      4,848
===============================================  ==========================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                         DEPOSIT    DEPOSIT     FUNDS HELD    FUNDS HELD
                                         ASSETS   LIABILITIES     ASSETS     LIABILITIES
--------------------------------------------------------------  -------------------------
December 31, 2010:
 Direct                                $       -  $   100,648   $        -   $         -
 Assumed                                       -       89,243       88,515             -
 Ceded                                       686            -            -           990
--------------------------------------------------------------  -------------------------
 TOTAL                                 $     686  $   189,891   $   88,515   $       990
==============================================================  =========================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2011 and 2010 is set forth in the table below:

                                                 2011                          2010
-----------------------------------------------------------------    ---------------------------
                                         DEPOSIT       DEPOSIT        DEPOSIT        DEPOSIT
                                         ASSETS      LIABILITIES       ASSETS       LIABILITIES
-----------------------------------------------------------------    ---------------------------
Balance at January 1                   $      686    $   189,891     $    1,595    $    178,479
 Deposit activity, including loss
 recoveries                                  (683)       (90,764)        (1,622)          8,358
 Interest income or expense, net of
 amortization of margin                        -          (1,502)           713           3,054
 Non-admitted asset portion                    -              -              -              -
-----------------------------------------------------------------    ---------------------------
BALANCE AS OF DECEMBER 31              $        3    $    97,625     $      686    $   189,891
=================================================================    ===========================

                                                 2011                          2010
-----------------------------------------------------------------    ---------------------------
                                       FUNDS HELD     FUNDS HELD     FUNDS HELD     FUNDS HELD
                                         ASSETS      LIABILITIES        ASSETS     LIABILITIES
-----------------------------------------------------------------    ---------------------------
Balance at January 1                   $   88,515    $       990     $   88,515    $         -
 Contributions                                 -           4,753             -              990
 Withdrawals                              (88,515)          (895)            -               -
 Interest                                      -              -              -               -
-----------------------------------------------------------------    ---------------------------
BALANCE AS OF DECEMBER 31              $       -     $     4,848     $   88,515    $        990
=================================================================    ===========================

In 2011, the Company determined, based on settlement of related litigation, that an assumed reinsurance deposit transaction had terminated, and the Company eliminated assumed deposit liabilities of $90,000 and related funds held assets of $88,200.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 8 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2010. This accounting policy provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return except that Chartis, Inc. assumes the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed capital contribution transaction. Unrecognized tax benefits is defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 -- Accounting for Uncertainty in Income Taxes (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

While the accounting policy described above governs the current and deferred tax recorded to the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with Chartis, Inc. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit to the Company above, except that:

     - Any tax realized by the Company from the creation of a deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

     - To the extent that (1) tax attributes are created outside of the normal course of business, (2) that cash benefit is received by Chartis, Inc. under its separate tax allocation agreement with Parent in advance of when the attributes are actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expire unused in the AIG consolidated tax return, Chartis, Inc. shall reimburse Parent for this amount and apportion such amount to the Company to the appropriate extent. The Company shall make any required reimbursements within 30 days after Chartis, Inc. receives notice from Parent. Consistent SSAP 10R principles and the Company's tax accounting policy for allocating taxes, any payment made under this provision would be accounted for as a distribution. At December 31, 2011, the Company has not generated any attributes outside of the normal course of business that could cause this provision of the agreement to become applicable.

     - In accordance with N.Y. Department of Insurance Circular Letter 1979-33, Subgroup Parent or Parent shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the consolidated tax liability of the Parent group.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008/2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. Section 1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay any tax arising from Asset Sales (which were defined in the FRBNY credit facility between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG repaid its obligations to FRBNY under the credit facility and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis, Inc. The statutory U.S. federal income tax rate is 35 percent at December 31, 2011.

The   components   of  the   Company's   net  deferred  tax   assets/liabilities
("DTA"/"DTL") as of December 31, 2011 and 2010 are as follows:

                                                    DECEMBER 31, 2011                         DECEMBER 31, 2010
                                        ----------------------------------------  ---------------------------------------
 DESCRIPTION                               ORDINARY      CAPITAL        TOTAL       ORDINARY      CAPITAL        TOTAL
--------------------------------------  ----------------------------------------  ---------------------------------------

 Gross deferred tax assets               $  1,632,616  $   122,640  $  1,755,256  $  1,501,814  $   265,330  $  1,767,144
 Less statutory valuation allowance                 -            -             -       633,968      131,367       765,335
                                        ----------------------------------------  ---------------------------------------
 Adjusted gross deferred tax assets         1,632,616      122,640     1,755,256       867,846      133,963     1,001,809
 Gross deferred tax liabilities               (58,661)    (176,253)     (234,914)      (67,312)    (133,963)     (201,275)
                                        ----------------------------------------  ---------------------------------------
 Net deferred tax asset/(liabilities)       1,573,955      (53,613)    1,520,342       800,534            -       800,534
 Deferred tax assets non-admitted            (828,450)           -      (828,450)      (17,769)           -       (17,769)
                                        ----------------------------------------  ---------------------------------------
 Net admitted deferred tax assets        $    745,505  $   (53,613) $    691,892  $    782,765  $         -  $    782,765
                                        ========================================  =======================================

                                                        CHANGE
                                        ----------------------------------------
 DESCRIPTION                               ORDINARY      CAPITAL        TOTAL
--------------------------------------  ----------------------------------------

 Gross deferred tax assets               $    130,802  $  (142,690) $    (11,888)
 Less statutory valuation allowance          (633,968)    (131,367)     (765,335)
                                        ----------------------------------------
 Adjusted gross deferred tax assets           764,770      (11,323)      753,447
 Gross deferred tax liabilities                 8,651      (42,290)     (33,639)
                                        ----------------------------------------
 Net deferred tax asset/(liabilities)         773,421      (53,613)      719,808
 Deferred tax assets non-admitted            (810,681)           -      (810,681)
                                        ----------------------------------------
 Net admitted deferred tax assets        $    (37,260)   $ (53,613) $    (90,873)


The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                                                                              DECEMBER 31, 2011              DECEMBER 31, 2010
                                                                      ------------------------------ -------------------------------
  DESCRIPTION                                                           ORDINARY  CAPITAL    TOTAL    ORDINARY  CAPITAL    TOTAL
--------------------------------------------------------------------- ------------------------------ -------------------------------

  Increase in DTA from carried back losses that reverse in subsequent
 three calendar years that are carried back to recoup taxes            $       -  $     -  $       -  $       -  $     -  $       -
  Increase in DTA from the lesser of adjusted gross DTAs realizable
 within 36 months or 15% of statutory surplus                            450,661        -    450,661    260,922        -    260,922
  Increase in DTA from adjusted gross DTAs that can be offset against
 DTLs                                                                          -        -          -          -        -          -
                                                                      ------------------------------ -------------------------------
  Total Increase in DTA admitted pursuant to Paragraph 10.e            $ 450,661  $     -  $ 450,661  $ 260,922  $     -  $ 260,922
                                                                      ============================== ===============================
                                                                                   CHANGE
                                                                       ------------------------------
  DESCRIPTION                                                           ORDINARY   CAPITAL   TOTAL
---------------------------------------------------------------------  ------------------------------

  Increase in DTA from carried back losses that reverse in subsequent
 three calendar years that are carried back to recoup taxes             $       -  $     - $       -
  Increase in DTA from the lesser of adjusted gross DTAs realizable
 within 36 months or 15% of statutory surplus                             189,739        -   189,739
  Increase in DTA from adjusted gross DTAs that can be offset against
 DTLs                                                                           -        -         -
                                                                       ------------------------------
  Total Increase in DTA admitted pursuant to Paragraph 10.e             $ 189,739  $     - $ 189,739
                                                                       ==============================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                                                                       DECEMBER 31, 2011                     DECEMBER 31, 2010
                                                            ----------------------------------- ------------------------------------
    DESCRIPTION                                              ORDINARY     CAPITAL      TOTAL     ORDINARY     CAPITAL       TOTAL
    ------------------------------------------------------  ----------------------------------- ------------------------------------

    Carried back losses that reverse in subsequent
      calendar year                                          $       -  $        -  $        -   $        -  $         - $        -
    The lesser of adjusted gross DTAs realizable
      within 12 months or 10% of statutory surplus             241,231           -     241,231      521,844            -    521,844
                                                            ----------------------------------- ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs        112,273     122,641     234,914       67,312      133,963    201,275
                                                            ----------------------------------- ------------------------------------
    Total DTA admitted pursuant to Paragraphs 10.a, 10.b
      and 10.c                                                 353,504     122,641     476,145      589,156      133,963    723,119
                                                            ----------------------------------- ------------------------------------

 Admission Calculation Components
 SSAP 10R, Paragraph 10.e

    Carried back losses that reverse in subsequent
      three calendar years                                           -           -           -            -            -          -
    The lesser of adjusted gross DTAs realizable
      within 36 months or 15% of statutory surplus             450,661           -     450,661      260,922            -    260,922
                                                            ----------------------------------- ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs              -           -           -            -            -          -
                                                            ----------------------------------- ------------------------------------
    Additional DTA admitted pursuant to Paragraph 10.e         450,661           -     450,661      260,922            -    260,922
                                                            ----------------------------------- ------------------------------------

    Total DTA Admitted Under SSAP 10R                          804,165     122,641     926,806      850,077      133,963    984,040
    Total DTL                                                  (58,661)   (176,253)   (234,914)     (67,312)    (133,963)  (201,275)
                                                            ----------------------------------- ------------------------------------

    Net Admitted DTA                                         $ 745,504  $  (53,612) $  691,892   $  782,765  $         - $  782,765
                                                            =================================== ====================================

 Used in SSAP 10R, Par. 10 d

    Total adjusted capital                                           -           -   5,282,793            -            -  6,376,918
                                                                                   ------------                          -----------
    Authorized control level                                         -           -   1,237,484            -            -  1,524,545
                                                                                   ------------                          -----------

                                                                          CHANGE
                                                            ------------------------------------
     DESCRIPTION                                              ORDINARY    CAPITAL     TOTAL
    ------------------------------------------------------  ------------------------------------

    Carried back losses that reverse in subsequent
      calendar year                                          $       -  $        -  $         -
    The lesser of adjusted gross DTAs realizable
      within 12 months or 10% of statutory surplus            (280,613)          -     (280,613)
                                                            ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs         44,961     (11,322)      33,639
                                                            ------------------------------------
    Total DTA admitted pursuant to Paragraphs 10.a, 10.b
      and 10.c                                                (235,652)    (11,322)    (246,974)
                                                            ------------------------------------

 Admission Calculation Components
 SSAP 10R, Paragraph 10.e

    Carried back losses that reverse in subsequent
      three calendar years                                           -           -            -
    The lesser of adjusted gross DTAs realizable
      within 36 months or 15% of statutory surplus             189,739           -      189,739
                                                            ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs              -           -            -
                                                            ------------------------------------
    Additional DTA admitted pursuant to Paragraph 10.e         189,739           -      189,739
                                                            ------------------------------------

    Total DTA Admitted Under SSAP 10R                          (45,912)    (11,322)     (57,234)
    Total DTL                                                    8,651     (42,290)     (33,639)
                                                            ------------------------------------

    Net Admitted DTA                                         $ (37,261) $  (53,612) $   (90,873)
                                                            ====================================

 Used in SSAP 10R, Par. 10 d

    Total adjusted capital                                           -           -  (1,094,125)
                                                                                   -------------
    Authorized control level                                         -           -    (287,061)
                                                                                   -------------

The following table provides the Company's assets, capital and surplus, and Risk Based Capital information with the DTA calculated under SSAP 10R paragraphs 10.a. to 10.c. and the additional DTA determined under SSAP 10R paragraph 10.e.:

                                                          DECEMBER 31, 2011                     DECEMBER 31, 2010
                                                   ------------------------------------ ----------------------------------
        DESCRIPTION                                  ORDINARY   CAPITAL       TOTAL      ORDINARY   CAPITAL        TOTAL
       ------------------------------------------- ------------------------------------ ------------- --------- ----------

 SSAP 10R, Paragraphs 10.a, 10.b, and 10.c

        Admitted deferred tax assets                $ 294,843  $ (53,612) $    241,231   $ 521,844  $     -  $    521,844
        Admitted assets                                     -          -    23,449,611           -        -    26,155,673
        Adjusted statutory surplus                          -          -     5,216,642           -        -     6,412,177
        Total adjusted capital from DTA                     -          -     5,216,642           -        -     6,412,177

 Increased amounts due to SSAP 10R, Paragraph 10.e

        Admitted deferred tax assets                  745,504    (53,612)      691,892     782,765        -       782,765
        Admitted assets                                     -          -    23,900,272           -        -    26,416,595
        Statutory surplus                                   -          -  $  5,667,303           -        -  $  6,673,099

                                                                  CHANGE
                                                   ------------------------------------
        DESCRIPTION                                  ORDINARY   CAPITAL       TOTAL
       ------------------------------------------- ------------------------------------
 SSAP 10R, Paragraphs 10.a, 10.b, and 10.c

        Admitted deferred tax assets                $(227,001) $ (53,612) $   (280,613)
        Admitted assets                                     -          -    (2,706,062)
        Adjusted statutory surplus                          -          -    (1,195,535)
        Total adjusted capital from DTA                     -          -    (1,195,535)

 Increased amounts due to SSAP 10R, Paragraph 10.e

        Admitted deferred tax assets                  (37,261)   (53,612)      (90,873)
        Admitted assets                                     -          -    (2,516,323)
        Statutory surplus                                   -          -  $ (1,005,796)

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies increased ordinary adjusted gross DTAs by $1,312,815 and net admitted DTAs by $64,523. Tax planning strategies had no impact upon capital adjusted gross DTAs and net admitted capital DTAs, all of which were non-admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company's current income tax expense/(benefit) was comprised of the following:

 For the years ended December 31,                 2011         2010         2009
------------------------------------------------------------------------------------

  Federal income tax                           $  (95,734) $  (142,812) $  (215,953)
  Foreign income tax                               (8,461)      (5,462)      37,836
                                              --------------------------------------
        Subtotal                                 (104,195)    (148,274)    (178,117)
  Federal income tax on net capital gains           90,032     169,323       57,389
  Other - including return to provision                -         6,354       55,810
                                              --------------------------------------
  Federal and foreign income taxes incurred    $  (14,163) $    27,403  $   (64,918)
                                              =====================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The composition of the Company's net deferred tax assets as of December 31, 2011 and 2010, along with the changes in deferred income taxes for 2011, is set forth in the table below:

Deferred tax assets:

     Ordinary                                                   2011           2010         CHANGE
                                                            -----------------------------------------

            Loss reserve discount                            $   416,180   $   488,039   $   (71,859)
            Non-admitted assets                                  126,696       146,586       (19,890)
            Unearned premium reserve                             200,003       224,940       (24,937)
            Goodwill & deferred revenue                           29,941        29,941             -
            Bad debt expense                                      74,123        88,502       (14,379)
            Net operating loss carryforward                      461,242       376,835        84,407
            Foreign tax credits                                   69,946        99,895       (29,949)
            Deferred tax of foreign entities                      43,675        38,621         5,054
            Investments                                          118,681          -          118,681
            Deferred loss on branch conversion                     9,555          -            9,555
            Intangibles                                           22,280          -           22,280
            Other temporary difference                            60,293         8,455        51,838
                                                            -----------------------------------------
                                                 Subtotal      1,632,615     1,501,814       130,801

      Statutory valuation allowance adjustment                       -        (633,968)      633,968
      Non-admitted                                              (828,450)      (17,769)     (810,681)
                                                            -----------------------------------------

      Admitted ordinary deferred tax assets                      804,165       850,077       (45,912)
                                                            -----------------------------------------

      Capital


            Investments writedown                                110,936       149,630       (38,694)
            Unrealized capital losses                             11,335        87,003       (75,668)
            Deferred intercompany loss                                 -        28,697       (28,697)
            Other temporary difference                               370             -           370
                                                            ------------- ------------- ---------------
                                                 Subtotal        122,641       265,330      (142,689)

      Statutory valuation allowance adjustment                         -      (131,367)      131,367
      Non-admitted                                                     -             -             -
                                                            -----------------------------------------

      Admitted capital deferred tax assets                       122,641       133,963       (11,322)
                                                            -----------------------------------------

                                                            -----------------------------------------
      TOTAL ADMITTED DEFERRED TAX ASSETS                     $   926,806   $   984,040   $   (57,234)
                                                            =========================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


Deferred tax liabilities:

     Ordinary                                                                           2011          2010        CHANGE
                                                                                   ----------------------------------------

            Investments                                                             $   (46,868)  $   (17,160)  $  (29,708)
            Other (including items <5% of total ordinary tax liabilities)               (11,793)      (50,152)      38,359
                                                                                   ----------------------------------------
                                                                        Subtotal        (58,661)      (67,312)       8,651


     Capital

            Investments                                                                 (19,064)            -      (19,064)
            Unrealized capital gains                                                   (157,189)     (133,963)     (23,226)
                                                                                   ----------------------------------------
                                                                        Subtotal       (176,253)     (133,963)     (42,290)

                                                                                   ----------------------------------------
 TOTAL DEFERRED TAX LIABILITIES                                                     $  (234,914)  $  (201,275)  $  (33,639)
                                                                                   ----------------------------------------


 NET ADMITTED DEFERRED TAX ASSETS/(LIABILITIES):                                    $   691,892   $   782,765   $  (90,873)
                                                                                   ========================================

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the Change in Non-Admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

Description                                                       2011         2010       CHANGE
                                                             --------------------------------------

 Adjusted gross deferred tax assets                           $ 1,755,256  $ 1,001,809  $  753,447
 Total deferred tax liabilities                                  (234,914)    (201,275)    (33,639)
                                                             --------------------------------------
 Net deferred tax assets                                        1,520,342      800,534     719,808
 Deferred tax assets/(liabilities) - SSAP 3                                                     -
 Deferred tax assets/(liabilities) - unrealized                                              3,008
 Deferred tax - noncash settlement through paid-in-capital                                  57,153

                                                                                       ------------
 Total change in deferred tax                                                              659,647
                                                                                       ============

 Change in deferred tax - current year                                                     643,845
 Change in deferred tax - current year - other surplus items                                15,802
                                                                                       ------------
 Change in deferred tax - current year - total                                             659,647
                                                                                       ============

                                                                CURRENT      DEFERRED      TOTAL
                                                             --------------------------------------
 SSAP 3 impact:
       SSAP 3 - general items                                     (20,102)      90,565      70,463
       SSAP 3 - unrealized gain/loss                                   -      (101,902)   (101,902)
                                                             --------------------------------------
       Total SSAP 3                                               (20,102)     (11,337)    (31,439)
       SSAP 3 - statutory valuation allowance                          -        11,337      11,337
                                                             --------------------------------------
       SSAP 3 - adjusted tax assets and liabilities               (20,102)          -     (20,102)
       SSAP 3 - non-admitted impact                                22,382           -       22,382
                                                             --------------------------------------
 Total SSAP 3 impact                                          $     2,280           -   $    2,280
                                                             ======================================

STATUTORY VALUATION ALLOWANCE

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification
(ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2011, the Company recorded gross deferred tax assets before valuation allowance of tax assets of $1,755,256. Management believes that it is more likely than not that these assets will be realized in the forseeable future therefore the Company has not recorded a valuation allowance against its deferred tax asset. This assessment is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2011.

When making its assessment about the realization of its deferred tax assets at December 31, 2011, the Company considered all available evidence, as required by income tax accounting guidance, including:

     -    the  nature,   frequency,  and  severity  of  current  and  cumulative
          financial reporting losses;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     - transactions completed and transactions expected to be completed in the near future;

     - the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

     - the application of the amended tax sharing agreement between the tax Sub Group and the Ultimate Parent; and

     - tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Despite the existence of cumulative losses in recent years, including losses related to adverse development in 2009, 2010 and 2011, the Company has been able to implement tax planning strategies to protect against the loss of deferred tax assets, and the Company has concluded that it is more likely than not that its net deferred tax assets will be realized at December 31, 2011.

In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,006,000 and $1,506,600, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 3.75 percent to 10.8 percent.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These tax planning strategies included: (i) converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities; and (ii) investing available resources into higher yielding assets.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,755,256 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Based upon the Company's tax sharing agreements discussed at Note 8, no carryback potential exists and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the most recently filed

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $691,892 of adjusted gross deferred tax assets were admitted as of December 31, 2011.

The Company does not have any unrecorded deferred tax liabilities.

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35 percent to income before income taxes as follows:

                                                       2011                    2010                     2009
                                               ---------------------  ------------------------  ------------------------
 Description                                     AMOUNT   TAX EFFECT    AMOUNT    TAX EFFECT     AMOUNT      TAX EFFECT
---------------------------------------------  ---------------------  ------------------------  ------------------------
 Net income before federal income taxes and
 capital gains taxes                           $ 480,413  $ 168,145   $ (749,113) $  (262,190) $  184,874  $     64,706
 Book to tax adjustments:
   Tax exempt income                            (304,201)  (106,470)    (420,450)    (147,157)   (456,093)     (159,633)
   Intercompany dividends                         (6,294)    (2,203)           -            -     (94,815)      (33,185)
   Dividend received deduction                      (451)      (158)      (8,767)      (3,069)    (18,128)       (6,345)
   Subpart F income, gross-up & foreign
   tax credits                                    14,771     (3,291)     (36,387)     (13,104)          -             -
   Meals and entertainment                             -          -          567          199         862           302
   Stock options and other compensation           27,409      9,593        4,644        1,625           -             -
   Non-deductible penalties                        1,442        505            -            -           -             -
   Change in non-admitted assets                  84,424     29,549      162,087       56,731    (102,726)      (35,954)
   Change in tax position                              -     (5,702)           -       11,310           -        59,878
   Statutory valuation allowance               (753,998)   (753,998)     765,335      765,335           -             -
   Sale of divested entities                           -          -            -            -     (70,576)      (24,702)
   Return to provision                                 -    (5,690)            -       19,394           -        11,457
   Branch incorporation & conversion (Hong
  Kong/Singapore/Australia)                         (536)      (188)           -            -           -             -
   Non-deductible expenses                        34,253     11,989            -            -           -         1,399
   Other                                            (252)       (89)           -       (5,297)     (4,392)       (2,195)
------------------------------------------------------------------------------------------------------------------------
          Total book to tax adjustments         (903,433)  (826,153)     467,029      685,967    (745,868)     (188,978)
------------------------------------------------------------------------------------------------------------------------
 Total federal taxable income and tax          $(423,020) $(658,008)  $ (282,084) $   423,777  $ (560,994)    $(124,272)
========================================================================================================================

 Federal income tax incurred                               (104,195)                 (141,920)                 (122,307)
 Federal income tax on realized capital gains                90,032                   169,323                    57,389
 Change in deferred tax                                    (659,647)                  396,374                   (59,354)
 Less: Change in deferred tax - other
  surplus items                                              15,802                         -                         -
                                                          ---------               -----------              -------------
 Total tax                                                $(658,008)              $   423,777              $   (124,272)
                                                          =========               ===========              =============

As of December 31, 2011, the Company had $69,946 foreign tax credits carry forwards expiring through the year 2021, and $1,317,835 of net operating loss carry forwards expiring through the year 2031 that are available to offset against future taxable income. The Company has no capital loss carry forwards remaining as of December 31, 2011 and no other unused tax credits available to offset against future taxable income as of December 31, 2011 and 2010.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes. Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2011, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the Subgroup Parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2011. As of December 31, 2011, the Company recorded gross liabilities related to tax return errors and omissions in the amount of $17,411.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

 At December 31, 2011

 MAJOR TAX JURISDICTIONS          OPEN TAX YEARS
--------------------------------------------------
 UNITED STATES                     2000 - 2010


NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION PLAN


     Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     The AIG Retirement Plan (the AIG U.S. Plan) is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than 5 years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

     The Company is jointly and severally responsible with AIG and other participating companies for funding

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      obligations for the AIG U.S. Plan, ERISA qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

      Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

      Effective April 1, 2012, the AIG U.S. Plan and AIG Excess plans will be converted from final average pay to cash balance formulas comprised of pay credits based on 6 percent of a plan participant's annual compensation (subject to IRS limitations for the qualified plan) and annual interest credits. However, employees satisfying certain age and service requirements remain covered under the final average pay formula in the respective plans.

      The following table sets forth the funded status of the AIG U.S. Plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

     -----------------------------------------------------------------------
     AS OF DECEMBER 31,                         2011            2010
     -----------------------------------------------------------------------
     Fair value of plan assets              $   3,432,515   $   3,424,553
     Less projected benefit obligation          4,219,931       3,574,840
     -----------------------------------------------------------------------
     Funded status                          $    (787,416)  $    (150,287)
     =======================================================================


      The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2011, 2010 and 2009 are set forth in the table below:

     ---------------------------------------------------------------------------------------------------------
     AS OF DECEMBER 31,                                2011                  2010                 2009
     ---------------------------------------------------------------------------------------------------------
      Discount rate                                     4.62%                5.50%                 6.00%
      Rate of compensation increase (average)           4.00%                4.00%                 4.00%
      Measurement date                           December 31, 2011    December 31, 2010     December 31, 2009
      Medical cost trend rate                            N/A                  N/A                   N/A
     ---------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------

      In 2011 and 2010, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $7,922 and $11,968 for 2011 and 2010, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives. The results in this footnote do not include the nonqualified plans.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

     Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postretirement Benefits Other Than Pensions (SSAP 14), as of December 31, 2011 and 2010 were $201,960 and $202,418, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $589 and $112 for the years ended December 31, 2011 and 2010, respectively.

     Effective April 1, 2012, the Company subsidy for the retiree medical plan will only be provided to employees whose combination of age and credited service is equal to or greater than 65 points, who are at least age 55, and have at least 5 years of credited service as of March 31, 2012. The retiree plan will only provide access to coverage for all other retirees, but the Company subsidy will no longer be available to them.

     As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan including share-based cash settled awards such as the Stock Salary and TARP RSU Awards and several other legacy AIG-sponsored employee compensation plans, which are linked to AIG common stock. Share-based cash settled awards are recorded as liabilities until the final payout is made or

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     the award is replaced with a stock-settled award. Unlike stock-settled awards, which have a fixed grant-date fair value (unless the award is subsequently modified), the fair value of unsettled or unvested liability awards are remeasured at the end of each reporting period based on the change in fair value of one share of AIG common stock. Legacy plans for which awards were still outstanding at December 31, 2011 include the AIG
     1999 Stock Option Plan, as amended, AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units and the AIG 2007 Stock Incentive Plan, as amended. During 2011 and 2010, AIG allocated to the Company compensation expense totaling $4,034 and $14,408, respectively, related to stock options and restricted stock units granted under these plans.

     In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2011 and 2010, AIG allocated to the Company $4,986 and $9,861, respectively, for expenses incurred under this plan.

     In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees, (the AIG Incentive Savings
     Plan), which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to 7 percent of annual salary depending on the employees' years of service and subject to certain compensation limits. The Company's allocated pre-tax expense associated with this plan was, $4,957 and $7,156 in 2011 and 2010, respectively. Effective January 1, 2012, the AIG Incentive Savings Plan was amended to change the company matching contribution to 100 percent of the first 6 percent of participant contributions and to allow all employees to contribute up the annual IRS contribution maximum of $17.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2011 is $3,100.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS


A.   CAPITAL AND SURPLUS

     The Company returned $1,420,000 in capital to its immediate parent as a result of reducing the par value of its common capital stock from $0.015 per share to $0.0115065 per share. The return of capital was accomplished by two separate transactions. On March 31, 2011, the Company reduced the par value of its common stock from $0.015 per share to $0.0124578 per share. On September 30, 2011, the Company further reduced the par value of its common stock to $0.0115065 per share. As a result of these transactions, the Company's common capital stock was reduced by $5,922 and its gross paid in and contributed surplus was reduced by $1,414,078. Both transactions were approved by the Company's board of directors and NY DFS.

     The portion of unassigned surplus as of December 31, 2011 and 2010 represented by each item below is as follows:


     --------------------------------------------------------

                                      2011           2010
     --------------------------------------------------------
     Unrealized gains            $     198,889   $   220,760

     Non-admitted asset values      (1,224,794)     (458,968)

     Provision for reinsurance         (78,525)      (99,443)
     --------------------------------------------------------

     --------------------------------------------------------

     In calculating the provision for reinsurance as of December 31, 2011, management utilized collateral including letters of credit provided by its Ultimate Parent of $381,134. In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $314,752 and $26,752, respectively. The use of these assets was approved by the domiciliary regulator.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

     --------------------------------------------------------- ------------ -------------
     Change in net unrealized gains                 2011           2010      2009
     --------------------------------------------------------- ------------ -------------
     Unrealized gains, current year              $   198,889   $   220,760   $   441,772
     Unrealized gains, previous year                 220,760       441,772       739,654
                                                ------------- ------------- -------------
     Change in unrealized gains                      (21,871)     (221,012)     (297,882)

     Change in tax on unrealized gains                 3,008       110,099       202,913
     Change in accounting principles SSAP 43R              -             -        (6,693)
     Adjustments to beginning surplus                  2,913       (40,963)       (8,900)
     Derivatives - change in foreign exchange          5,940        (4,250)            -
     Amortization of goodwill                         (7,967)       (5,204)       (2,502)
     Other - Japan UTA                                62,374             -             -
                                                ------------- ------------- -------------
     Change in unrealized, net of taxes          $    44,397   $  (161,330)  $  (113,064)
                                                ============= ============= =============

(a) The 2009 balance includes $3,395 of adjustments to the income tax effect of capital gains.


     ---------------------------------------------------------------------------
     Change in non-admitted asset values             2011                2010
     ---------------------------------------------------------------------------

     Non-admitted asset values, current year     $  (1,224,794)   $    (458,968)
     Non-admitted asset values, previous year         (458,968)      (1,087,959)
                                                ---------------  ---------------
     Change in non-admitted assets                    (765,826)         628,991

     Change in SSAP 10R                               (189,739)          11,994
     Adjustments to beginning surplus                   29,308         (128,361)
     Other surplus adjustments                               -              613
                                                ---------------  ---------------
     Change in non-admitted assets               $    (926,257)   $     513,237
                                                ===============  ===============


B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2011

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     reporting period.


C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0 percent of the Company's statutory earned surplus as of December 31, 2011, or 100.0 percent of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2011) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY DFS. As of December 31, 2011, the maximum dividend payment, which may be made without prior approval during 2012, is approximately $308,827.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     As of December 31, 2011 and 2010, the Company paid dividends to Chartis U.S., Inc. of $137,458 and $301,343, respectively, which included $0 of extraordinary dividends.


NOTE 11 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     The National Association of Insurance Commissioners Market Analysis Working Group, led by the states of Ohio and Iowa, is conducting a multi-state examination of certain accident and health products, including travel products, issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"). The examination formally commenced in September 2010 after National Union, based on the identification of certain regulatory issues related to the conduct of its accident and health insurance business, including rate and form issues, producer licensing and appointment, and vendor management, requested that state regulators collectively conduct an examination of the regulatory issues in its accident and health business. In addition to Ohio and Iowa, the lead states in the multi-state examination are Minnesota, New Jersey and Pennsylvania, and currently a total of 38 states have agreed to participate in the multi-state examination. As part of the multi-state examination, an Interim Consent Order was entered into with Ohio on (A) January 7, 2011, in which National Union agreed, on a nationwide basis, to cease marketing directly to individual bank customers accident/sickness policy forms that had

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     been approved to be sold only as policies providing blanket coverage, and to certain related remediation and audit procedures and (B) on February 14, 2012, in which National Union agreed, on a nationwide basis, to limit outbound telemarketing to certain forms and rates. A Consent Order was entered into with Minnesota on February 10, 2012, in which National Union and Travel Guard Group Inc. agreed to (i) cease automatically enrolling Minnesota residents in certain insurance relating to air travel, (ii) pay a civil penalty to Minnesota of $250 and (iii) refund premium to Minnesota residents who were automatically enrolled in certain insurance relating to air travel. In early 2012, Chartis U.S., Inc., on behalf of itself, National Union, and certain of Chartis U.S., Inc.'s insurance companies (collectively, "Chartis U.S.") and the lead regulators agreed in principle upon certain terms to resolve the multi-state examination. The terms include Chartis U.S.'s (i) payment of a civil penalty of up to $51,000,
     (ii) agreement to enter into a corrective action plan describing agreed-upon specific steps and standards for evaluating Chartis U.S.'s ongoing compliance with laws and regulations governing the regulatory issues identified in the examination, and (iii) agreement to pay a contingent fine in the event that Chartis U.S. fails to substantially comply with the steps and standards agreed to in the corrective action plan. AIG has established a reserve equal to the amount of the civil penalty under the proposed agreement. As the terms outlined above are subject to agreement by the lead and participating states and appropriate agreements or orders, the Company (i) can give no assurance that these terms will not change prior to a final resolution of the multi-state examination that is binding on all parties and (ii) cannot predict what other regulatory action, if any, will result from resolving the multi-state examination. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on Chartis's consolidated results of operations for an individual reporting period, the ongoing operations of the business being examined, or on similar business written by other AIG carriers. National Union and other Chartis companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course.

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The  intervening  plaintiffs  had  requested  a  stay  of  all trial  court
     proceedings      pending      their      appeal      of      an       order

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery. The parties are presently engaged in class discovery, and plaintiffs' motion for class certification is scheduled for a hearing starting on May 30, 2012.

     As of April 18, 2012, the parties have not commenced general discovery, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey Action.

     On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG parties' financial position.

     On March 23, 2011, certain AIG entities were served with a Summons with Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. The Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort.

     Following motion practice in the District Court, the matter was referred to the Bankruptcy Court as related to the settlement that was approved on March 16, 2011. The AIG Defendants requested leave to move for sanctions because they assert the complaint is frivolous, and the plaintiffs indicated their intent to file an amended complaint. On October 5, 2011, the Bankruptcy Court set a 60-day deadline for plaintiffs to amend, if so advised, and to determine whether they wish to proceed notwithstanding AIG Defendants' assertion that the claim is frivolous. The plaintiffs neither withdrew nor amended their complaint within the 60-day deadline set by the Bankruptcy Court. On December 7, 2011, the Bankruptcy Court indicated that the AIG Defendants should file their motions to dismiss and for sanctions against the plaintiffs' existing complaint, returnable January 18, 2012. The AIG Defendants filed their motions to dismiss and for sanctions on December 19, 2011. On February 1, 2012, the bankruptcy court dismissed the complaint without prejudice and set a March 5, 2012 hearing date for the AIG Defendants' sanctions motion. At that hearing, the Court granted the AIG Defendants' sanctions motion.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95 percent) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

     On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims -- previously counterclaims that were dismissed without prejudice -- against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

     On October 30, 2009, all of the parties now in the position of defendant -- the AIG parties' competitors, the NWCRP and NCCI -- filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

     On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If Court approval becomes final, the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. On April 29, 2011, Liberty Mutual Group filed papers in opposition to preliminary approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged that AIG's actual exposure should the class action continue through judgment to be in excess of $3,000,000. The AIG parties dispute this allegation.

     On August 1, 2011,  the Court  issued an  opinion  and order  granting  the pending motion for settlement class certification and preliminarily approving the proposed class action settlement, subject to certain minor modifications to the settlement agreement that the Court noted the parties already had agreed to make. The opinion and order stated that it would become effective upon entry of a separate Findings and Order Preliminarily Certifying a Settlement Class and Preliminarily Approving Proposed Settlement, which was then entered on August 5, 2011. Liberty Mutual sought leave from the United States Court of Appeals for the Seventh Circuit to appeal the August 5, 2011 class certification decision, which was denied on August 19, 2011. Notice of the settlement was issued to the class members on August 19, 2011 advising that any class member wishing to opt out of or object to the class action-settlement was required to do so by October 3, 2011. RLI Insurance Company and its affiliates, which were to receive less than one thousand dollars under the proposed settlement, sent the only purported opt-out notice. Liberty Mutual, including its subsidiaries Safeco and Ohio Casualty, and the Kemper group of insurance companies, through their affiliate Lumbermens Mutual Casualty, were the only two objectors. The AIG parties and the settling class plaintiffs filed responses to the objectors' submissions on October 28, 2011. The Court conducted a final fairness hearing on November 29, 2011. Immediately prior to the hearing, Lumbermens Mutual Casualty withdrew its objection to the settlement. On December 21, 2011, the Court issued an Order granting final approval of the settlement, but staying that ruling pending a forthcoming opinion. On February 28, 2012, the Court entered a final order and judgment approving the class action settlement. Liberty Mutual, Safeco and Ohio Casualty filed notices of their intent to appeal the Court's final order and judgment. The Court of Appeals for the Seventh Circuit has consolidated the appeals. Liberty Mutual, Safeco and Ohio Casualty are to submit their opening briefs on or before May 29, 2012.

     The $450,000 settlement amount, which is currently held in escrow pending final resolution of the class action settlement, was funded in part from the approximately $191,500 remaining in the Workers' Compensation Fund, after the transfer of the $146,500 in fines, penalties, and premium taxes discussed in the NAIC Examination of Workers' Compensation Premium Reporting matter below. In the event that the appeal of the class action

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     settlement is successful, the litigation could resume. AIG has an accrued liability equal to the amounts payable under the settlement.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. On December 21, 2011, plaintiffs filed a motion for class certification, which the AIG parties opposed on January 23, 2012. On February 29, 2012, the parties agreed in principle to settle the case for a payment by defendants of $4,000. If that settlement is approved by the court and the settlement becomes final, the case will be concluded.

     In April 2007,  the National  Association of Insurance  Commissioners  (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

     On December  17,  2010,  AIG and the lead states  reached an  agreement  to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement includes, among other terms, (i) AIG's payment of $100,000 in regulatory fines and penalties; (ii) AIG's payment of $46,500 in outstanding premium taxes;
     (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement originally was contingent upon, among other events:
     (i) a final, court-approved settlement being reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group and (ii) a settlement being reached and consummated between AIG and certain state

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments. AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver will not become effective until AIG consummates a settlement with the state insurance guaranty associations.

     AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust
     Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories.
     Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

     On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

     On March 18, 2011, AIG, certain subsidiaries and certain other insurer and broker defendants agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. Once the settlement is finalized approved by the Court and any appeals of Court approval or exhausted, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. On June 20, 2011, the Court "administratively terminated" without prejudice the various Defendants' pending motions to dismiss the proposed class plaintiffs' operative pleading indicating that those motions may be re-filed after adjudication of all issues related to the proposed class settlement and subject to the approval of the Magistrate Judge. On June 27, 2011, the Court preliminarily approved the class settlement. On June 30, 2011, AIG and certain subsidiaries placed their portion of the total settlement payment into escrow. If the settlement does not receive final court approval, those funds will revert to those parties. A final fairness hearing took place on September 14, 2011. On March 30, 2012, the Court granted final approval of the class settlement. The deadline for objectors to initiate appeals, if any, from the order granting final approval of the settlement is April 30, 2012.

     A  number  of  complaints  making  allegations  similar  to  those  in  the multi-district litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

     On October 17, 2011, the Court conducted a conference in connection with the tag-along actions that have been consolidated with the Multi-District Litigation, and subsequently ordered that discovery and motion practice may proceed in those cases. The parties subsequently submitted proposed scheduling orders for discovery and any additional motion practice to the Court, and a scheduling conference has been scheduled before the magistrate judge for April 30, 2012.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


B.   LEASES

     As of December 31, 2009, all leases were transferred from the Company to National Union. Lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Admitted Pool, based upon its stated pool percentage.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2011, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,542,389 as of December 31, 2011. Also, as of December 31, 2011, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:


-----------------------------------------------------------------------------------------------------------
                                                                                               Licensed in
Name of life insurer                                                  Location   Balances       New York
-----------------------------------------------------------------------------------------------------------
American General Life Insurance Company                               Texas      $    82,441        No
The United States Life Insurance Company in the City of New York      New York       879,607       Yes
American General Life Insurance Company of Delaware                   Delaware       311,845        No
BMO Life Assurance Company                                            Canada         206,164        No
-----------------------------------------------------------------------------------------------------------


     As part of its private equity portfolio investment, as of December 31, 2011 the Company may be called upon for an additional capital investment of up to $263,490. The Company expects only a small portion of this portfolio will be called during 2012.

     The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force.

     The Company has not been required to perform under any of the guarantees that it had issued.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Additionally, each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with a hold harmless agreement relative to the guarantee. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets, estimated loss to the Company and policyholder surplus for each guaranteed entity as of December 31, 2011:


     -------------------------------------------------------------------------------------------------------------------------------

                                                                POLICYHOLDER     INVESTED
                                              DATE     DATE     OBLIGATIONS      ASSETS @    ESTIMATED LOSS  POLICYHOLDERS' SURPLUS
     GUARANTEED COMPANY                      ISSUED  TERMINATED @ 12/31/2011     12/31/2011     @ 12/31/2011        @ 12/31/2011
     -------------------------------------------------------------------------------------------------------------------------------
     21st Century Advantage Insurance
     Company (f/k/a AIG Advantage
     Insurance Company)                 *  12/15/97   8/31/09  $       5,645  $      28,397  $            -  $               26,124

     AIG Edison Life Insurance
     Company (formerly GE Edison Life
     Insurance Company)                 **  8/29/03   3/31/11     26,660,158     26,944,023               -               2,123,663

     Farmers Insurance Hawaii (f/k/a
     AIG Hawaii Insurance Company,
     Inc.)                              *   11/5/97   8/31/09         16,983         84,066               -                  76,624

     Chartis Seguros Mexico SA (f/k/a
     AIG Mexico Seguros
     Interamericana, S.A. de C.V.)          12/15/97       -         166,073        100,369               -                  81,157

     American General Life and
     Accident Insurance Company              3/3/03   9/30/10      8,440,946      9,262,389               -                  629,299

     American General Life Insurance
     Company                                 3/3/03  12/29/06     31,095,613     41,395,196               -               7,393,647

     American International Assurance
     Company (Australia) Limited            11/1/02  10/31/10        380,000      1,308,000               -                 404,000

     21st Century North America
     Insurance Company (f/k/a
     American International Insurance
     Company)                           *   11/5/97   8/31/09         37,488        587,979               -                 489,328

     21st Century Superior Insurance
     Company (f/k/a American
     International Insurance Company
     of California, Inc.)               *   12/15/97  8/31/09          1,910         29,818               -                  27,209

     21st Century Pinnacle Insurance
     Company (f/k/a American
     International Insurance Company
     of New Jersey)                     *   12/15/97  8/31/09         13,789         42,910               -                  38,272

     Chartis Europe, S.A. (formerly
     AIG Europe, S.A.)                      9/15/98         -      6,527,141      6,654,194               -               3,390,807

     Chartis UK (f/k/a Landmark
     Insurance Company, Limited (UK))       3/2/98   11/30/07        188,322      5,379,752               -               1,949,112

     Lloyd's Syndicate  1414 (Ascot
     Corporate Name)                        1/20/05  10/31/07        139,593        663,562               -                 151,865

     SunAmerica Annuity and Life
     Assurance Company (Anchor
     National Life Insurance Company)        1/4/99  12/29/06     14,680,609     25,906,187               -                 814,143

     SunAmerica Life Insurance
     Company                                 1/4/99  12/29/06      9,474,897     13,652,491               -               2,907,242

     The United States Life Insurance
     Company in the City of New York         3/3/03   4/30/10      9,667,411     22,548,377               -               1,842,268

     The Variable Annuity Life
     Insurance Company                       3/3/03  12/29/06     45,334,090     64,692,369               -               4,238,814
     -------------------------------------------------------------------------------------------------------------------------------

      TOTAL GUARANTEES                                         $ 152,830,668  $  219,280,079  $            -  $          26,583,574
     ===============================================================================================================================

      * The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

      ** AIG Edison Life Insurance Company was sold by AIG to Prudential Financial, Inc (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee. Amounts disclosed are based on the Edison's fiscal year end of 3/31/2011.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 12 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2011 and 2010, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

--------------------------------------------------------------------------------
OTHER ADMITTED ASSETS                                2011              2010
--------------------------------------------------------------------------------

Allowance provision                              $   (103,402)     $  (245,740)
Deposit accounting assets                                   3              686
Deposit accounting assets - funds held                      -           88,515
Guaranty funds receivable and on deposit               10,011           12,199
Intangible asset - Canada                             (63,660)        (107,372)
Loss funds on deposit                                  51,722           40,858
Note receivable - reinsurance commutation                   -           37,044
Paid loss clearing                                    346,118          318,312
Other assets                                           76,228          137,671
--------------------------------------------------------------------------------
   TOTAL OTHER ADMITTED ASSETS                   $    317,020      $   282,173
================================================================================


Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

As of December 31, 2011 and 2010, the Company has a liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments in the amounts of $138,076 and $40,428, respectively, with related assets for premium tax credits of $10,011 and $12,183, respectively. Of the amount accrued, the Company expects to pay approximately $73,994 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $54,071 in future periods. In addition, the Company anticipates it will realize $6,311 of premium tax offset credits and the associated liability in years two through five. The remaining $3,700 will be realized between years six and ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2011 is set forth below:


a.  Assets recognized from paid and accrued premium tax offsets
    and policy surcharges prior year-end                               $  12,183
b.  Decreases current year:
     Guarantuy fund refunds                                                  403
     Premium tax offset applied                                            2,639
c.  Increases current year:
     Premium tax offset paid                                                 870
d.  Assets recognized from paid and accrued premium tax offsets       -----------
     and policy surcharges current year-end                            $  10,011
                                                                      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2011 and 2010, the Company had established an allowance for doubtful accounts of $103,402 and $245,740, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2011, 2010 and 2009, the Company recorded  $16,296,  $30,549 and $25,860, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Operations.

As of December 31, 2011 and 2010, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

-----------------------------------------------------------------------------------------
 OTHER LIABILITIES                                                  2011         2010
-----------------------------------------------------------------------------------------
 Accounts payable                                                $   42,160   $   29,894
 Accrued retrospective premiums                                      64,385       64,651
 Advance premiums                                                     9,915       11,102
 Amounts withheld or retained by company for account of others        4,467       12,459
 Deferred commission earnings                                         4,161        4,357
 Liability for pension and severance pay                             20,276       16,448
 Loss clearing                                                            -        1,777
 Policyholder funds on deposit                                        9,831        9,057
 Remittances and items not allocated                                 24,870       28,426
 Retroactive reinsurance payable                                        352        1,258
 Retroactive reinsurance reserves - assumed                               -        4,174
 Retroactive reinsurance reserves - ceded                             (899)      (2,077)
 Servicing carrier liability                                          6,929        5,597
 Escrow funds (NICO)                                                 25,693            -
 Other legal contingencies                                           52,613            -
 Other liabilities, includes suspense accounts, expense
   account balances and certain accruals                             60,119       60,578
---------------------------------------------------------------------------- ------------
  TOTAL OTHER LIABILITIES                                        $  324,872   $  247,701
=========================================================================================


On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

NICO funds third party reinsurance recoverable on behalf of Chartis Reinsureds. Chartis reports the balances collected and due to NICO as Escrow funds.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 13 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

None

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the Chartis U.S. Surplus Lines Pool and AIU Insurance Company (collectively, the "Fleet") entered into a Capital Maintenance Agreement (CMA) with AIG and Chartis, Inc. (AIG CMA). The AIG CMA provides that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage of 350 percent of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by Chartis, Inc. on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors (the "SMP"), AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of Chartis and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

Effective February 17, 2012, the Fleet entered into a CMA (Chartis CMA) with Chartis, Inc., Chartis U.S., Inc. and Chartis International, LLC (the Chartis entities). The Chartis CMA provides that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300 percent of such Company's Authorized Control Level RBC (the "Individual Entity Minimum Percentage") (as determined by Chartis pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the Chartis Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

The Company received the approval from the NY DFS to pay dividends of $50,000 to its immediate parent. The dividend was made up of municipal securities and cash of $48,411 and $1,589, respectively, was paid on March 27, 2012.

On April 4, 2012 and effective March 31, 2012, the Company received permission from the NY DFS to effect a quasi-reorganization as set forth in the Statement of Statutory Accounting Principles No. 72. On March 31, 2012, the Company reallocated $1,000,000 from its Gross Paid in and Contributed Surplus to Unassigned Funds. The permitted practice had no impact on the Company's surplus to policyholders or its net income. In addition, there was no impact

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


on the Company's risk based capital results as a result of this permitted practice.

On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP 72.

                              Portfolio Director
                             Portfolio Director 2
                            Portfolio Director Plus
                 Fixed and Variable Deferred Annuity Contracts

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements:

   (i)    Audited Financial Statements - The Variable Annuity Life Insurance
          Company
          Report of Independent Registered Public Accounting Firm
          Consolidated Balance Sheets
          Consolidated Statements of Income (Loss)
          Consolidated Statements of Comprehensive Income (Loss)
          Consolidated Statements of Shareholder's Equity
          Consolidated Statements of Cash Flows
          Notes to the Consolidated Financial Statements

   (ii) Audited Financial Statements - The Variable Annuity Life Insurance Company Separate Account A
          Report of Independent Registered Public Accounting Firm
          Statement of Assets and Liabilities
          Statement of Operations
          Schedule of Portfolio Investments
          Statements of Changes in Net Assets
          Notes to the Financial Statements

   (iii) Statutory Financial Statements - American Home Assurance Company Report of Independent Auditors
          Statements of Admitted Assets
          Statements of Liabilities, Capital and Surplus
          Statements of Income and Changes in Capital and Surplus
          Statements of Cash Flow
          Notes to the Statutory Basis Financial Statements

(b) Exhibits

1.          Resolutions adopted by The Variable Annuity Life Insurance Company
            Board of Directors at its Annual Meeting of April 18, 1979
            establishing The Variable Annuity Life Insurance Company Separate
            Account A. (1)
1(b).       Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life
            Insurance Company Board of Directors. (8)
2.          Not Applicable.
3(a).       Underwriting Agreement between The Variable Annuity Life Insurance
            Company, The Variable Annuity Life Insurance Company Separate
            Account A and A. G. Distributors, Inc. (2)
4(a).       Specimen Individual Annuity Contract. (Form UIT-194). (1)
4(b).       Specimen Group Annuity Contract. (Form UITG-194). (1)
4(c).       Specimen Individual Non-Qualified Annuity Contract. (Form
            UITN-194). (1)
4(d).       Specimen Certificate of Participation under Group Annuity Contract
            (Form UITG-194P). (1)
4(e).       Specimen Individual Retirement Account Annuity Contract. (Form
            UIT-IRA-194). (1)
4(f).       Specimen Simplified Employee Pension Contract (Form UIT-SEP-194).
            (1)
4(g).       Specimen Endorsement to Group Annuity Contract or Certificate of
            Participation under Group Annuity Contract. (Form UITG-194-RSAC), effective upon issuance. (3)
4(h).       Specimen SIMPLE Individual Retirement Annuity Contract (Form
            UIT-SIMPLE-897). (4)
4(i).       Specimen Portfolio Director Endorsement to Individual Annuity
            Contract (Form IPD-798). (4)

4(j). Specimen Portfolio Director Individual Retirement Annuity (IRA) Endorsement to Individual Retirement Account Annuity Contract (Form IPDIRA-798). (4)

4(k). Specimen Portfolio Director Non-Qualified Deferred Annuity (NQDA) Endorsement to Individual Non-Qualified Annuity Contract (Form IPDN-798). (4)

4(l). Specimen Economic Growth and Tax Relief Reconciliation Act ("EGTRRA") Retirement Plan Annuity Contract Endorsement (Form EGTR-302). (8)

4(m). Specimen EGTRRA Individual Retirement Annuity Endorsement (Form EGTRIRA 802). (8)

4(n). Specimen EGTRRA Roth Individual Retirement Annuity Endorsement (Form ROTHEGTR-802). (8)

4(o).       Form of Guaranteed Minimum Withdrawal Benefit Endorsement. (11)

4(p).       Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement.
            (15)

4(q).       Death Benefit Endorsement. (17)

5(a)(i). Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed and Variable Annuity for use with all plan types except Individual Retirement Annuities (IRA), Simplified Employee Pension Plan (SEP), and Non-Qualified Deferred Annuities (NQDA). (8)

5(a)(ii).   Specimen Application for Portfolio Director/Portfolio Director
            2/Portfolio Director Plus Fixed and Variable Annuity for use with
            Individual Retirement Annuities (IRA), Simplified Employee Pension
            Plans (SEP), and Non-Qualified Deferred Annuities (NQDA). (8)

5(b).       Specimen Group Master Application. (8)

5(c). Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed and Variable Annuity for use with all plan types except individual non-qualified deferred annuities.
            (12)

5(d). Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed and Variable Annuity for use only with after-tax individual non-qualified deferred annuities. (12)

5(e). Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed and Variable Annuity for use with participants in group contracts. (12)

5(f).       Specimen Group Master Application. (12)

6(a). Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company, effective as of April 28, 1989. (1)

6(b). Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective March 28, 1990 (1)

6(c). Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through August 3, 2006. (13)

7.          Not Applicable.

8(a). (1) Participation Agreement between The Variable Annuity Life Insurance Company and Vanguard Group, Inc. (5)

            (2) Amendment No. 1 to Participation Agreement between The Variable Annuity Life Insurance Company and The Vanguard Group, Inc., effective July 17, 1998. (6)

8(b)(i). Form of Participation Agreement between The Variable Annuity Life Insurance Company, Ariel Investment Trust and Ariel Distributors, Inc. dated November 7, 2000. (7)

8(b)(ii).   Form of Administrative Services Agreement between The Variable
            Annuity Life Insurance Company and Ariel Distributors, Inc. (7)

8(c)(i). Form of Participation Agreement among The Variable Annuity Life Insurance Company, Forum Funds and Holland Capital Management LLC dated as of January 28, 2010. (16)

8(c)(ii).   Form of Administrative Services Agreement between The Variable
            Annuity Life Insurance Company and Holland Capital Management, L.P.
            dated November 1, 2000. (7)

8(c)(iii).  Form of Participation Agreement among Invesco Distributors, Inc.
            and The Variable Annuity Life Insurance Company dated as of November 1, 2011. (18)

8(c)(iv).   Form of Administrative Services Agreement between Invesco
            Distributors, Inc., Invesco Investment Services, Inc., The Variable
            Annuity Life Insurance Company and American General Distributors,
            Inc. dated as of November 1, 2011. (18)

8(c)(v). Participation Agreement among American Beacon Funds, American Beacon Advisors, Inc. and The Variable Annuity Life Insurance Company dated as of March 23, 2012. (Filed herewith)

8(c)(vi).   Administrative Services Agreement among American Beacon Funds,
            American Beacon Advisors, Inc. and The Variable Annuity Life
            Insurance Company dated as of March 23, 2012. (Filed herewith)

8(o). General Guarantee Agreement between The Variable Annuity Life Insurance Company and American Home Assurance Company. (9)

8(p). Notice of Termination of General Guarantee Agreement as published in the Wall Street Journal on November 24, 2006. (14)

8(q)        Capital Maintenance Agreement. (17)

9(a).       Opinion of Counsel and Consent of Depositor. (10)

9(b). Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (10)

10(a). Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP. (Filed herewith)

10(b). Consent of Independent Accountants - PricewaterhouseCoopers. (Filed herewith)

11.         Not Applicable.

12.         Not Applicable.

13.         Calculation of standard and nonstandard performance information. (3)

14(a). Powers of Attorney - The Variable Annuity Life Insurance Company. (Filed herewith)

14(b). Power of Attorney - American Home Assurance Company. (17 and Filed herewith)

15. Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions. (1)

/(1)/ Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 1996, Accession No. 0000950129-96-000265.
/(2)/ Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.
/(3)/ Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 1997, Accession No. 0000950129-97-005374.
/(4)/ Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 17, 1998, Accession No. 0000950129-98-005074.
/(5)/ Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on June 28, 1996, Accession No. 0000950129-96-001391.
/(6)/ Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on September 1, 1998, Accession No. 0000950129-98-003727.
/(7)/ Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 3, 2000, Accession No. 0000950129-00-005232.
/(8)/ Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account filed on April 30, 2003, Accession No. 0000899243-03-000987.
/(9)/ Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on August 12, 2005, Accession No. 0000354912-05-000047.

/(10)/ Incorporated by reference to Post-Effective Amendment No. 28 to Form N-4
       Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 21, 2005, Accession No. 0001193125-05-205525.
/(11)/ Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4
       Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 2006, Accession No. 0000354912-06-000021.
/(12)/ Incorporated by reference to Post-Effective Amendment No. 31 to Form N-4
       Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 1, 2006, Accession No. 0001193125-06-094684.
/(13)/ Incorporated by reference to Initial Form N-4 (File
       No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, Accession
       No. 0001193125-06-206012.
/(14)/ Incorporated by reference to Post-Effective Amendment No. 32 to Form N-4
       Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 11, 2006, Accession No. 0000354912-06-000040.
/(15)/ Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on February 17, 2011, Accession
       No. 0001193125-11-039089.
/(16)/ Incorporated by reference to Post-Effective Amendment No. 38 to Form N-4
       Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2010, Accession No. 0001193125-10-102286.
/(17)/ Incorporated by reference to Post-Effective Amendment No. 39 to Form N-4
       Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 2, 2011, Accession No. 0001193125-11-120782.
/(18)/ Incorporated by reference to Post-Effective Amendment No. 41 to Form N-4
       (File No. 033-75292 /811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 1, 2011, Accession
       No. 0001193125-11-290536.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.


NAMES AND PRINCIPAL  POSITIONS AND OFFICES
BUSINESS ADDRESS     HELD WITH DEPOSITOR
----------------     -------------------
Bruce R. Abrams      Director, President and Chief Executive Officer
Michael J. Akers     Director & Executive Vice President
Stephen L. Blake     Director
Jim Coppedge         Director, Senior Vice President, General Counsel & Secretary
N. Scott Gillis (1)  Director, Senior Vice President & Principal Financial Officer
Roger E. Hahn        Director & Investment Officer
Sharla Jackson (2)   Director, Executive Vice President - Operations
Dean Miller (3)      Director
Shawn Duffy          Executive Vice President
Greg Garvin          Executive Vice President
Glenn Harris         Executive Vice President
Steven D. Anderson   Senior Vice President

Leslie K. Bates           Senior Vice President
Kurt W. Bernlohr          Senior Vice President
Robert M. Beuerlein       Senior Vice President & Appointed Actuary
Craig S. Cheyne           Senior Vice President
Evelyn Curran             Senior Vice President
David H. den Boer         Senior Vice President & Chief Compliance Officer
Don Harris                Senior Vice President - National Education Markets
David S. Jorgensen        Senior Vice President
Laurel Ludden             Senior Vice President
Joseph P. McKernan        Senior Vice President - Information Technology
Thomas G. Norwood         Senior Vice President - Broker/Dealer Operations
Brenda Simmons            Senior Vice President
Stephen J. Stone (5)      Senior Vice President
Clark Anderson (4)        Vice President
Bob Architect             Vice President
Doris Artis (2)           Vice President
Richard L. Bailey         Vice President -Group Actuarial
David E. Ballard (5)      Vice President
William B. Bartelloni     Vice President
Mary C. Birmingham        Vice President
Richard A. Combs          Vice President -Actuarial
Susan Cornwell (6)        Vice President - Relationship Management
Antoine M. Cotton (7)     Vice President - Relationship Management
Neil J. Davidson          Vice President -Actuarial
Jacqueline Fabitore (8)   Vice President - Relationship Management
Robin Farris              Vice President
Paul A. Fields (9)        Vice President - Relationship Management
Darlene Flagg             Vice President - Case Development
Mark D. Foster            Vice President - VFA Compensation
James B. Gauld (9)        Vice President - Relationship Management
Donald M. Goldstein (10)  Vice President - Relationship Management
Carolyn Gutierrez         Vice President
Deltra Hayes              Vice President - Relationship Management
David W. Hilbig           Vice President
Eric B. Holmes            Vice President
Michael R. Hood           Vice President
Bradley K. Hope (11)      Vice President - Relationship Management
Jeffrey M. Hughes         Vice President
Joanne M. Jarvis          Vice President - Sales Planning & Reporting
Glen D. Keller            Vice President
Joan M. Keller            Vice President - Group Implementation
Ted G. Kennedy            Vice President - Government Relations
John M. Kevin, III        Vice President
Calvin King               Vice President - Client Care
Donald A. Koller (12)     Vice President - Relationship Management
Frank A. Kophamel         Vice President
Freda Lee                 Vice President - Account Management
Russell Lessard           Vice President and Chief AML Officer
John D. Lindeman (13)     Vice President - Relationship Management
John Malcolm              Vice President
Mark Matthes              Vice President and Assistant Secretary
Lou McNeal                Vice President & Treasurer
Gary L. Mellard (14)      Vice President - Relationship Management
Gregory A. Miller (15)    Vice President - Relationship Management
Katherine Morin           Vice President
Edward Muscavage (16)     Vice President - Relationship Management

 John N. Packs            Vice President & Investment Officer
 Gary Petrytus (14)       Vice President - Relationship Management
 William J. Rapp          Vice President - Consulting Services
 Jennifer Sailors         Vice President
 Ron Sanchies (17)        Vice President - Relationship Management
 Phillip W. Schraub       Vice President
 Cynthia S. Seeman        Vice President - Consultant Relations
 Cindy Short              Vice President
 James J. Simone (18)     Vice President - Relationship Management
 Randall E. Stevens       Vice President
 Kathryn T. Smith         Vice President
 Katherine Stoner         Vice President
 Nehal Thaker (19)        Vice President - Relationship Management
 Svend Tranberg (13)      Vice President - Relationship Management
 Richard Turner           Vice President - Retirement Services Tax
 Krien VerBerkmoes        Vice President - Sales Compliance
 Thomas M. Ward           Vice President
 Arthur A. Welsh (15)     Vice President - Relationship Management
 Troy W. Zuckero          Vice President
 Thomas H. McMeekin (20)  Chief Investment Officer
 Locklan O. McNew         Investment Officer
 W. Larry Mask            Real Estate Investment Officer & Assistant Secretary
 Daniel R. Cricks         Tax Officer
 Tracey E. Harris         Assistant Secretary
 Julie Cotton Hearne      Assistant Secretary
 Debra L. Herzog          Assistant Secretary
 Paula G. Payne           Assistant Secretary
 Connie E. Pritchett (2)  Assistant Secretary
 Linda L. Pinney          Assistant Treasurer
 Robert C. Bauman         Assistant Vice President
 Tom Goodwin              Assistant Vice President - Consultant Relations
 Paul Hoepfl              Assistant Vice President

(1) 21650 Oxnard Ave., Woodland Hills, California 91367
(2) 205 E. 10th Avenue, Amarillo, Texas 79101
(3) One New York Plaza, New York, New York 10004
(4) 630 W. Carmel Drive, Carmel, IN 46032
(5) 1 SunAmerica Center, Los Angeles, California 90067-6022
(6) 333 South Anita Drive, Orange, CA 92868
(7) 2825 Eastlake Avenue, East, Seattle, WA 98102
(8) 3100 Tower Blvd., Durham, NC 27707
(9) 3535 Grandview Parkway, Birmingham, AL 35243
(10)29 British American Blvd., Latham, NY 12110
(11)100 Ashford Center, Atlanta, GA 30338
(12)Two Summit Park Dr., Suite 500, Independence, OH 44131
(13)8500 Normandale Lake Blvd., Bloomington, MN 55437
(14)11201 North Tatum Blvd., Phoenix, AZ 85028
(15)4300 W. Cypress, Tampa, FL 33607
(16)16650 Greenbriar Plaza Dr., Houston, TX 77060
(17)1000 Winter Street, Waltham, MA 02451
(18)280 South Mangum Street, Durham, NC 27701
(19)1304 Concourse Dr., Linthicum, MD 21090
(20)180 Maiden Lane, New York, NY 10038

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found as Exhibit 21 in AIG's Form 10-K, SEC file number 001-08787, Accession No. 0001047469-12-001369, filed February 23, 2012, and is incorporated herein by reference.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2012:

                         Qualified Contracts Non-Qualified Contracts
                         ------------------  -----------------------
033-75292                 Group   Individual Group     Individual
---------                -------  ----------  ------   ----------
Portfolio Director       53,913    67,267    5,650         0
Portfolio Director 2     227,313   170,246   30,764        0
Portfolio Director Plus  167,738   85,136    54,736        0

ITEM 28. INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon (i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event
(a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Securities Act of 1933 will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) American General Distributors, Inc. ("AGDI") acts as exclusive distributor and principal underwriter of the Registrant.

(b) Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:

NAME AND PRINCIPAL  POSITION AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS    AMERICAN GENERAL DISTRIBUTORS, INC.

Kurt W. Bernlohr    Director, Chief Executive Officer and
                    President
Jim Coppedge        Director and Secretary
David H. den Boer   Director and Senior Vice President
Thomas G. Norwood   Executive Vice President
Krien VerBerkmoes   Chief Compliance Officer
John Reiner         Chief Financial Officer and Treasurer
Daniel R. Cricks    Tax Officer
Tom Ward            Vice President
Robert C. Bauman    Administrative Officer
Paul Hoepfl         Assistant Treasurer
Linda L. Pinney     Assistant Treasurer
Robert C. Bauman    Assistant Vice President
Debra L. Herzog     Assistant Secretary
Paula G. Payne      Assistant Secretary

(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "Act") and the Rules promulgated thereunder will be in the physical possession of:

       The Variable Annuity Life Insurance Company
       Attn: Operations Administration
       2929 Allen Parkway
       Houston, Texas 77019

ITEM 31. MANAGEMENT SERVICES

There have been no management-related services provided to the separate account for the last three fiscal years.

ITEM 32. UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

       1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

       2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

       3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

       (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

       (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

       (3) Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

       (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his Account Value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

       (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

       (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

       (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

       (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

       (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

       (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

       (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the division to the attention of the eligible employees;

       (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her Account Values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

Undertakings of the Depositor
-----------------------------

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement

(the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners an offer to supply the Statement of Additional Information, which shall contain the annual audited statutory financial statements of American Home, free of charge upon a contract owner's request.

                                  SIGNATURES

As required by The Securities Act of 1933 and The Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April, 2012.


                                             THE VARIABLE ANNUITY LIFE INSURANCE
                                             COMPANY SEPARATE ACCOUNT A
                                             (Registrant)

                                        BY:  THE VARIABLE ANNUITY LIFE
                                             INSURANCE COMPANY
                                             (On behalf of the Registrant
                                             and itself)

                                        BY:  /s/ MARK MATTHES
                                             -----------------------------------
                                             Mark Matthes
                                             Vice President, Associate
                                             General Counsel
                                             and Assistant Secretary

As required by The Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                             Title                               Date
---------                             -----                               ----

/s/ BRUCE R. ABRAMS
------------------------------        Director and Chief                  April 30, 2012
Bruce R. Abrams                       Executive Officer

MICHAEL J. AKERS *
------------------------------        Director                            April 30, 2012
Michael J. Akers

STEPHEN L. BLAKE *
------------------------------        Director                            April 30, 2012
Stephen L. Blake

/s/ JIM COPPEDGE
------------------------------        Director, Senior Vice President,    April 30, 2012
Jim Coppedge                          General Counsel and Secretary

N. SCOTT GILLIS *
------------------------------        Director and Principal              April 30, 2012
N. Scott Gillis                       Financial Officer

ROGER E. HAHN*
------------------------------        Director                            April 30, 2012
Roger E. Hahn

SHARLA A. JACKSON *
------------------------------        Director                            April 30, 2012
Sharla A. Jackson

DEAN E. MILLER *
------------------------------        Director                            April 30, 2012
Dean E. Miller

/s/ DAVID S. JORGENSEN
------------------------------        Senior Vice President               April 30, 2012
David S. Jorgensen                    (Principal Accounting Officer)

* /s/ MARK MATTHES
------------------------------        Attorney-In-Fact                    April 30, 2012
Mark Matthes

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of April, 2012.

                                                 AMERICAN HOME ASSURANCE COMPANY

                                            BY:  /s/ SEAN T. LEONARD
                                                 -------------------------------
                                                 SEAN T. LEONARD
                                                 CHIEF FINANCIAL OFFICER AND
                                                 SENIOR VICE PRESIDENT

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                             Title                               Date
---------                             -----                               ----

*PETER D. HANCOCK
------------------------------        Chairman and Director               April 27, 2012
PETER D. HANCOCK

*PETER J. EASTWOOD
------------------------------        Director, President and             April 27, 2012
PETER J. EASTWOOD                     Chief Executive Officer

*JAMES BRACKEN
------------------------------        Director                            April 27, 2012
JAMES BRACKEN

*JOHN Q. DOYLE
------------------------------        Director                            April 27, 2012
JOHN Q. DOYLE

*DAVID NEIL FIELDS
------------------------------        Director                            April 27, 2012
DAVID NEIL FIELDS

*DAVID L. HERZOG
------------------------------        Director                            April 27, 2012
DAVID L. HERZOG

/s/ SEAN T. LEONARD                   Director, Chief Financial Officer
------------------------------        and Senior Vice President           April 27, 2012
SEAN T. LEONARD

*MONIKA MARIA MACHON
------------------------------        Director                            April 27, 2012
MONIKA MARIA MACHON

*RALPH W. MUCERINO
------------------------------        Director                            April 27, 2012
RALPH W. MUCERINO

*SID SANKARAN
------------------------------        Director                            April 27, 2012
SID SANKARAN

*CHRISTOPHER L. SPARRO
------------------------------        Director                            April 27, 2012
CHRISTOPHER L. SPARRO

*MARK TIMOTHY WILLIS
------------------------------        Director                            April 27, 2012
MARK TIMOTHY WILLIS

* BY:  /s/ SEAN T. LEONARD
       -------------------------------
       SEAN T. LEONARD
       ATTORNEY-IN-FACT
       (Exhibit 14(b) to the Registration Statement)

                               Index of Exhibits


Exhibit
  No.

8(c)(v)   Participation Agreement among American Beacon Funds, American Beacon Advisors, Inc. and The Variable Annuity
          Life Insurance Company dated as of March 23, 2012

8(c)(vi)  Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and The Variable
          Annuity Life Insurance Company dated as of March 23, 2012

10(a)     Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP

10(b)     Consent of Independent Accountants - PricewaterhouseCoopers

14(a)     Powers of Attorney - The Variable Annuity Life Insurance Company.

14(b)     Power of Attorney - American Home Assurance Company.